       PROSPECTUS

    [GLOBE GRAPHIC]
       March 1, 2003

       Classes A, B and C
                                                 ING INTERNATIONAL GROWTH FUND

       This Prospectus contains
       important information about
       investing in the ING
       International Growth Fund. You
       should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Fund will
       achieve its objective. As with
       all mutual funds, the U.S.
       Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes the Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.

    INTRODUCTION TO THE
      ING INTERNATIONAL GROWTH FUND                          1
    ING INTERNATIONAL GROWTH FUND                            2

    WHAT YOU PAY TO INVEST                                   4
    SHAREHOLDER GUIDE                                        6
    MANAGEMENT OF THE FUND                                  13
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      14
    MORE INFORMATION ABOUT RISKS                            15
    FINANCIAL HIGHLIGHTS                                    18
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INTRODUCTION TO THE ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

  The ING International Growth Fund seeks long-term capital growth.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                       Introduction to the ING International Growth Fund       1

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus Investment Management, Inc. (Aeltus) looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

  The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 2      ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993       1994       1995       1996       1997       1998       1999       2000       2001       2002
  ----      -------    -------    -------    -------    -------    -------    -------    -------    -------
                          6.27%     22.27%     14.94%     17.87%     51.68%    -21.71%    -26.02%    -29.96%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  31.72%
                           3rd quarter 2002: -23.87%
           Fund's year-to-date total return as of December 31, 2002:
                                    -29.96%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -33.96           -7.32                  0.10
Class A Return After Taxes on Distributions(2)                  %   -33.98           -9.25                 -2.67
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -20.85           -5.45                 -0.33
Class B Return Before Taxes(3)                                  %   -33.99          -13.01(1)                N/A
Class C Return Before Taxes(4)                                  %   -30.95          -11.36(1)                N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %   -15.66           -2.61                  1.17(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is -7.31% for the period beginning March 1, 1999. Index return for Class C is -5.80% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Growth Fund       3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay ING International Growth directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.

FEES YOU PAY DIRECTLY

                                                         CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF
  OFFERING PRICE)                                           5.75          none          none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR
  SALES PRICE, WHICHEVER IS LESS)                           none(2)       5.00(3)       1.00(4)

                                                  (1) The Fund does not impose
                                                      any front-end sales charge
                                                      (load) on reinvested
                                                      dividends or exchanges.

                                                  (2) A contingent deferred
                                                      sales charge (CDSC) of no
                                                      more than 1.00% may be
                                                      assessed on certain
                                                      redemptions of Class A
                                                      shares that were purchased
                                                      without an initial sales
                                                      charge. Please see page 7.

                                                  (3) Imposed upon redemption
                                                      within the first year,
                                                      declining to 1.00% on
                                                      shares redeemed in the
                                                      sixth year. No CDSC is
                                                      charged thereafter. Please
                                                      see page 7.

                                                  (4) Imposed upon redemption
                                                      within the first year. No
                                                      CDSC is charged
                                                      thereafter. Please see
                                                      page 7.
OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(AS A % OF AVERAGE NET ASSETS)

                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
                                             FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Class A                            %        0.85           0.25            0.73           1.83            0.22            1.61

                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
                                             FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Class B                            %        0.85           1.00            0.74           2.59            0.23            2.36

                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
                                             FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Class C                            %        0.85           1.00            0.72           2.57            0.21            2.36

--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on the Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC (ING), the Investment Adviser to the Fund, has entered into written expense limitation agreements with the Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through October 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Fund, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses." The amounts of the Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waivers, Reimbursements and Recoupment."

 4      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The example that follows is intended to help you compare the cost of investing in the ING International Growth Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 Class A                                                        $     729        1,097       1,489       2,582

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                  $   739       1,084      1,555      2,722       239         784      1,355      2,722

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                  $   339         780      1,347      2,889       239         780      1,347      2,889

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  What You Pay to Invest       5

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, each class of the Fund has adopted a Rule 12b-1 Plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 6      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)

Class A shares of the ING International Growth Fund are sold subject to the following sales charge:

                                  INTERNATIONAL GROWTH
                            ---------------------------------
                              AS A % OF THE     AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE(2)    ASSET VALUE
 Less than $50,000                5.75              6.10
 $50,000 - $99,999                4.50              4.71
 $100,000 - $249,999              3.50              3.63
 $250,000 - $499,999              2.50              2.56
 $500,000 - $999,999              2.00              2.04
 $1,000,000 and over                                See below

---------------

(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(2) The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (other than any of the Aetna Index Plus Funds) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna Index Plus Funds at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         0.50%         2 years
 $3,000,000 - $19,999,999        0.25          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase, for shares of other ING Funds will be subject to the ING Funds' CDSC schedule which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  5.00%
 2nd year                                                  4.00
 3rd year                                                  3.00
 4th year                                                  3.00
 5th year                                                  2.00
 6th year                                                  1.00
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  1.00%
 After 1st year                                            none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Aeltus Money Market Fund, ING Lexington Money Market Trust, Money Market and Classic Money Market Funds) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       7

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 8      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Fund is as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Fund and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Fund reserves the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

MARKET TIMERS

The Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of the Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of the Fund. RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for both corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       9

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 10      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for the Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of the Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       11

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

 12      Shareholder Guide

ADVISER AND SUB-ADVISERS                                  MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, (ING Pilgrim), serves as the investment adviser to the Fund. ING has overall responsibility for the management of the Fund. ING provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of January 31, 2003, ING managed over $32.4 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:

FUND                                              MANAGEMENT FEE
International Growth                                   0.85%

SUB-ADVISER

ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as sub-adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, Aeltus is registered as an investment adviser with the SEC. Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of January 31, 2003, Aeltus managed over $39 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Management of the Fund       13

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Fund generally distributes most or all of its net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains.

The International Growth Fund pays dividends, if any, and distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of the Fund invested in another ING Fund which offers the same class of shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 14      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Fund invests in these securities or uses these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

FUTURES CONTRACTS AND OPTIONS. The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

INABILITY TO SELL SECURITIES. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES. The Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       15

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of the fund or other assets of the Fund, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers,


 16      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. The Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. The Fund may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

 18      Financial Highlights

FINANCIAL HIGHLIGHTS                               ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on October 31, 2002, the financial statements have been audited by PricewaterhouseCoopers, independent accountants. For the periods ending on or before October 31, 2001, the financial statements have been audited by KPMG LLP, former independent auditors.

                                                               CLASS A                             CLASS B
                                             -------------------------------------------   ------------------------
                                                                                                  YEAR ENDED           MARCH 1,
                                                       YEAR ENDED OCTOBER 31,                    OCTOBER 31,          1999(1) TO
                                             -------------------------------------------   ------------------------   OCTOBER 31,
                                             2002(5)    2001     2000     1999     1998    2002(5)    2001    2000       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $     7.27     13.50    13.74    11.83    13.57     7.22     13.42   13.69      11.70
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                     $    -0.01     -0.04    -0.06    -0.02*   -0.02*   -0.06     -0.10   -0.05      -0.08*
 Net realized and unrealized gain
 (loss) on investments                   $    -1.84     -4.15     1.39     3.08     1.05    -1.82     -4.13    1.29       2.07
 Total from investment operations        $    -1.85     -4.19     1.33     3.06     1.03    -1.88     -4.23    1.24       1.99
LESS DISTRIBUTIONS FROM:
 Net investment income                   $       --        --       --     0.55     0.31       --        --      --         --
 Net realized gain on investments        $       --      2.04     1.57     0.60     2.46       --      1.97    1.51         --
 Total distributions                     $       --      2.04     1.57     1.15     2.77       --      1.97    1.51         --
 Net asset value, end of period          $     5.42      7.27    13.50    13.74    11.83     5.34      7.22   13.42      13.69
 TOTAL RETURN(2):                        %   -25.45    -35.60     8.80    27.76     9.76   -26.04    -36.10    8.15      17.01
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $   36,737    52,392   83,245   35,098   15,078      829     1,069   1,617        225
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %     1.61      1.60     1.49     1.60     1.82     2.36      2.35    2.24       2.35
 Gross expenses prior to expense
 reimbursement(3)                        %     1.83      1.60     1.49     1.78     2.01     2.59      2.35    2.24       2.53
 Net investment loss after expense
 reimbursement(3)(4)                     %    -0.19     -0.39    -0.55    -0.16    -0.19    -0.91     -1.14   -1.30      -0.91
 Portfolio turnover rate                 %      299       222      182      176      153      299       222     182        176

                                                                                            CLASS C
                                                                   ----------------------------------------------------------
                                                                                                                   JUNE 30,
                                                                            YEAR ENDED OCTOBER 31,                1998(1) TO
                                                                   -----------------------------------------      OCTOBER 31,
                                                                   2002(5)       2001       2000       1999          1998
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     7.19        13.39      13.68      11.85         13.29
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                           $    -0.21        -0.17      -0.05      -0.12*        -0.03*
 Net realized and unrealized gain (loss) on investments        $    -1.65        -4.06       1.27       3.10         -1.41
 Total from investment operations                              $    -1.86        -4.23       1.22       2.98         -1.44
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $       --           --         --       0.55            --
 Net realized gain on investments                              $                  1.97       1.51       0.60            --
 Total distributions                                           $       --         1.97       1.51       1.15            --
 Net asset value, end of period                                $     5.33         7.19      13.39      13.68         11.85
 TOTAL RETURN(2):                                              %   -25.87       -36.08       7.91      27.01        -10.84
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      905        2,557      8,187      1,359           156
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %     2.36         2.35       2.24       2.35          2.36
 Gross expenses prior to expense reimbursement(3)              %     2.57         2.35       2.24       2.53          2.55
 Net investment loss after expense reimbursement(3)(4)         %    -1.03        -1.14      -1.30      -0.91         -0.73
 Portfolio turnover rate                                       %      299          222        182        176           153

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently Aeltus Investment Management was appointed as sub-advisor.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING International Growth Fund       19

In addition to the Fund offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Growth and Income Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Research Enhanced Index Fund
ING SmallCap Opportunities Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund
ING Value Opportunity Fund

FIXED INCOME FUNDS
ING Aeltus Money Market
ING Bond Fund
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund
ING Global Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING International Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected the Funds' performance during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING International Growth Fund

  [ING FUNDS LOGO]                       AFINTLPROS0303-030103

       PROSPECTUS

    [GLOBE GRAPHIC]
       March 1, 2003

       Classes A, B and C
                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Fund
                                                 ING Small Company Fund
                                                 ING Technology Fund
                                                 DOMESTIC EQUITY INDEX FUNDS
                                                 ING Index Plus LargeCap Fund
                                                 ING Index Plus MidCap Fund
                                                 ING Index Plus SmallCap Fund
                                                 DOMESTIC EQUITY VALUE FUND
                                                 ING Value Opportunity Fund
                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Balanced Fund
                                                 ING Growth and Income Fund
                                                 STRATEGIC ALLOCATION FUNDS
                                                 ING Strategic Allocation Growth
                                                 Fund
                                                 ING Strategic Allocation
                                                 Balanced Fund
                                                 ING Strategic Allocation Income
                                                 Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          4
    ING Small Company Fund                                   6
    ING Technology Fund                                      8

    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund                            10
    ING Index Plus MidCap Fund                              12
    ING Index Plus SmallCap Fund                            14

    DOMESTIC EQUITY VALUE FUND
    ING Value Opportunity Fund                              16

    DOMESTIC EQUITY AND INCOME FUNDS
    ING Balanced Fund                                       18
    ING Growth and Income Fund                              20

    STRATEGIC ALLOCATION FUNDS                              22
    ING Strategic Allocation Growth Fund                    24
    ING Strategic Allocation Balanced Fund                  25
    ING Strategic Allocation Income Fund                    26


    WHAT YOU PAY TO INVEST                                  28
    SHAREHOLDER GUIDE                                       33
    MANAGEMENT OF THE FUNDS                                 40
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      42
    MORE INFORMATION ABOUT RISKS                            43
    FINANCIAL HIGHLIGHTS                                    47
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth of capital.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY INDEX FUNDS

  ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for potential long-term growth.

DOMESTIC EQUITY VALUE FUND

  ING's Value Opportunity Fund seeks growth of capital.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for long-term growth of capital.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:

  - want regular income and capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

STRATEGIC ALLOCATION FUNDS

  ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

  They may suit you if you:

  - are investing for the long-term -- at least five years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          Growth Fund                                            Growth of capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Small Company Fund                                     Growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Technology Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: AIC Asset Management, LLC


DOMESTIC          Index Plus LargeCap Fund                               Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Poor's 500 Composite Stock
                                                                         Price Index (S&P 500 Index),
                                                                         while maintaining a market
                                                                         level of risk

                  Index Plus MidCap Fund                                 Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's MidCap 400 Index (S&P
                                                                         400 Index), while maintaining
                                                                         a market level of risk

                  Index Plus SmallCap Fund                               Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's SmallCap 600 Index (S&P
                                                                         600 Index), while maintaining
                                                                         a market level of risk


DOMESTIC          Value Opportunity Fund                                 Growth of capital
EQUITY VALUE      Adviser: ING Investments, LLC
FUND              Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Balanced Fund                                          Maximize total return with
EQUITY AND        Adviser: ING Investments, LLC                          reasonable safety of principal
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  Growth and Income Fund                                 Long-term capital growth and
                  Adviser: ING Investments, LLC                          income
                  Sub-Adviser: Aeltus Investment Management, Inc.


STRATEGIC         Strategic Allocation Growth Fund                       Capital appreciation
ALLOCATION        Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Strategic Allocation Balanced Fund                     Provide total return (i.e.,
                  Adviser: ING Investments, LLC                          income and capital
                  Sub-Adviser: Aeltus Investment Management, Inc.        appreciation, both realized
                                                                         and unrealized)

                  Strategic Allocation Income Fund                       Provide total return
                  Adviser: ING Investments, LLC                          consistent with preservation
                  Sub-Adviser: Aeltus Investment Management, Inc.        of capital

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during period of economic uncertainty.


Equity securities of companies in the information         Price volatility and other risks that accompany an
technology sector.                                        investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in information technology sector.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to offer above-average growth potential.                  investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH FUND                               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus Investment Management, Inc. (Aeltus):

- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993    1994    1995    1996    1997    1998    1999     2000     2001     2002
  ----    -----   -----   -----   -----   -----   -----   ------   ------   ------
                  33.38%  21.26%  21.88%  37.51%  34.71%  -12.83%  -27.53%  -29.21%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  23.26%
                           1st quarter 2001: -23.66%
           Fund's year-to-date total return as of December 31, 2002:
                                    -29.21%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                  5 YEARS                10 YEARS
                                                                  1 YEAR    (OR LIFE OF CLASS)     (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                 %  -33.26           -4.83                    5.35
Class A Return After Taxes on Distributions(2)                 %  -33.26           -6.34                    3.03
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                      %  -20.42           -3.58                    4.06
Class B Return Before Taxes(3)                                 %  -33.26          -13.86(1)                  N/A
Class C Return Before Taxes(4)                                 %  -30.47           -9.26(1)                  N/A
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                          %  -27.88           -3.84                    7.91(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is -12.99% for the period beginning March 1, 1999. Index return for Class C is -6.78% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than any companies included in the first two categories.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

In managing Small Company, Aeltus Investment Management, Inc. (Aeltus):

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
----     -----    -----    -----    -----    -----    -----    -----    ----    ------
                  47.11%   12.79%   32.26%    1.12%   30.59%    7.44%   3.51%   -23.95%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            1st quarter 2000:  28.46%
                            3rd quarter 2002: -19.35%
           Fund's year-to-date total return as of December 31, 2002:
                                    -23.95%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -28.33            1.03                  9.89
Class A Return After Taxes on Distributions(2)                  %   -28.33           -0.03                  6.66
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -17.39            0.37                  6.75
Class B Return Before Taxes(3)                                  %   -28.34            3.09(1)                N/A
Class C Return Before Taxes(4)                                  %   -25.29            0.26(1)                N/A
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %   -20.48           -1.36                  6.43(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is 0.75% for the period beginning March 1, 1999. Index return for Class C is -2.46% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TECHNOLOGY FUND                                    AIC Asset Management, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Technology invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Companies in the information technology sector include companies that AIC Asset Management, LLC (AIC) considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

- Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

- Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

AIC considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. AIC will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.

In selecting stocks for Technology, AIC looks at a company's valuation relative to its potential long-term growth rate. AIC may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if AIC determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if AIC believes that another investment offers a better opportunity.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology sector, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 8      ING Technology Fund

                                                             ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1993    1994    1995    1996    1997    1998    1999    2000     2001     2002
  -----   -----   -----   -----   -----   -----   -----   -----   ------   ------
                                                                  -24.92%  -42.64%

(1) This figure is for the year ended December 31, 2001. The figure does not reflect sales charges and would be lower if it did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser. Formerly, Aeltus, served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as Sub-Adviser since the Fund commenced operations.

            Best and worst quarterly performance during this period:
                            4th quarter 2001:  39.14%
                            3rd quarter 2001: -34.86%
           Fund's year-to-date total return as of December 31, 2002:
                                    -42.64%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -45.96           -38.97                  N/A
Class A Return After Taxes on Distributions(2)                  %   -45.96           -38.97                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   -28.22           -27.78                  N/A
Class B Return Before Taxes(3)                                  %   -46.05           -38.85                  N/A
Class C Return Before Taxes(4)                                  %   -44.12           -38.28                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(5)                    %   -40.27           -39.58(6)               N/A

(1) Class A, Class B and Class C shares commenced operations on March 1, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(6) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING Technology Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus LargeCap invests at least 80% of its assets in stocks included in the S&P 500. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus LargeCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. Stocks that Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus LargeCap between 400 and 450 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus LargeCap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, divided yield, volatility) which approximate those of the S&P 500.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus LargeCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 10      ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




1993    1994     1995     1996     1997     1998     1999     2000      2001      2002
----    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                            32.12%   24.28%   -9.72%   -14.22%   -22.07%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998:  22.40%
                            3rd quarter 2002: -17.40%
           Fund's year-to-date total return as of December 31, 2002:
                                    -22.07%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR     (OR LIFE OF CLASS)     (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -24.39            -0.79                   3.05
Class A Return After Taxes on Distributions(2)                  %   -24.66            -1.08                   2.11
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -14.97            -0.74                   2.03
Class B Return Before Taxes(3)                                  %   -26.51            -8.93(1)                 N/A
Class C Return Before Taxes(4)                                  %   -23.02            -4.40(1)                 N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %   -22.10            -0.56                   3.40(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on February 3, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return for Class A is for the period beginning February 1, 1997. Index return for Class B is -7.29% for the period beginning March 1, 1999. Index return for Class C is -3.28% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus LargeCap Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus MidCap invests at least 80% of its assets in stocks included in the S&P MidCap 400. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus MidCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400, Aeltus expects that there will be a close correlation between the performance of Index Plus MidCap and that of the S&P MidCap 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus MidCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 12      ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




  1993     1994     1995     1996     1997     1998     1999     2000     2001      2002
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
                                                        15.38%   19.59%   -1.86%   -12.63%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1999:  18.76%
                            3rd quarter 2002: -15.49%
           Fund's year-to-date total return as of December 31, 2002:
                                    -12.63%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -15.27            7.34                    N/A
Class A Return After Taxes on Distributions(2)                  %  -15.42            5.05                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -9.23             5.04                    N/A
Class B Return Before Taxes(3)                                  %  -17.55            5.50                    N/A
Class C Return Before Taxes(4)                                  %  -13.64            6.16                    N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  -14.51            6.94(6)                 N/A

(1) Class A, Class B and Class C commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(6) Index return for Class A is for the period beginning February 1, 1998. Index return for Class B is 6.16% for the period beginning March 1, 1999. Index return for Class C is 5.24% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 (S&P SmallCap 600), while maintaining a market level of risk.


INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Index Plus SmallCap invests at least 80% of its assets in stocks included in the S&P SmallCap 600. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus SmallCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600, Aeltus expects that there will be a close correlation between the performance of Index Plus SmallCap and that of the S&P SmallCap 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus SmallCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 14      ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




        1993     1994     1995     1996     1997     1998     1999     2000     2001      2002
        ----     -----    -----    -----    -----    -----    ----     -----    -----    ------
                                                               9.94%    7.58%    2.97%   -12.56%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2001:  17.77%
                            3rd quarter 2002: -17.02%
           Fund's year-to-date total return as of December 31, 2002:
                                    -12.56%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -15.22             0.61                  N/A
Class A Return After Taxes on Distributions(2)                  %   -15.42             0.55                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    -9.16             0.48                  N/A
Class B Return Before Taxes(3)                                  %   -17.52             2.87                  N/A
Class C Return Before Taxes(4)                                  %   -13.74            -0.62                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %   -14.63             2.89(6)               N/A

(1) Class A, Class B and Class C commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

(6) Index return for Class A is for the period beginning February 1, 1998. Index return for Class B is 6.48% for the period beginning March 1, 1999. Index return for Class C is 1.41% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus SmallCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus Investment Management, Inc. (Aeltus) tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 16      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




1993     1994     1995     1996     1997     1998     1999     2000      2001      2002
-----    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                                      19.29%    8.24%   -10.41%   -26.11%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1999: 16.31%
                           3rd quarter 2002: -19.71%
           Fund's year-to-date total return as of December 31, 2002:
                                    -26.11%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -30.35            -1.12                  N/A
Class A Return After Taxes on Distributions(2)                  %   -30.35            -2.30                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -18.63            -0.94                  N/A
Class B Return Before Taxes(3)                                  %   -30.36            -4.34                  N/A
Class C Return Before Taxes(4)                                  %   -27.46            -2.77                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -22.10             0.82(6)               N/A

(1) Class A, Class B and Class C shares commenced operations on February 2, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return for Class A is for the period beginning February 1, 1998. Index return for Class B is -7.29% for the period beginning March 1, 1999. Index return for Class C is -3.28% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BALANCED FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Balanced allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;

- debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- money market instruments.

Aeltus Investment Management, Inc. (Aeltus) typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. Aeltus may also invest in foreign debt securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 18      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1993    1994    1995    1996    1997    1998    1999    2000    2001     2002
  -----   -----   ----    -----   -----   -----   -----   -----   -----   ------
                  25.00%  14.49%  20.09%  16.26%  12.05%  -1.34%  -4.83%  -11.11%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 12.73%
                            3rd quarter 2002:  -9.46%
           Fund's year-to-date total return as of December 31, 2002:
                                    -11.11%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's Composite Index (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -16.19           0.49                   6.76
Class A Return After Taxes on Distributions(2)                  %   -16.49          -1.12                   4.32
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %    -9.93          -0.05                   4.69
Class B Return Before Taxes(3)                                  %   -16.15          -2.76(1)                 N/A
Class C Return Before Taxes(4)                                  %   -12.67          -1.12(1)                 N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -22.10          -0.56                  10.02(6)
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(7)                                                     %    10.25           7.55                   7.84(8)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(9)                                                     %    -9.82           3.10                   9.52(9)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return for Class A is for the period beginning April 1, 1994. The S&P 500 Index return for Class B is -7.29% for the period beginning March 1, 1999. The S&P 500 Index return for Class C is -3.28% for the period beginning June 1, 1998.

(7) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(8) The LBAB Index return for Class A is for the period beginning April 1, 1994. The LBAB Index return for Class B is 7.88% for the period beginning March 1, 1999. The LBAB Index return for Class C is 7.55% for the period beginning June 1, 1998.

(9) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index. The Composite Index return for Class A is for the period beginning April 1, 1994. The Composite Index return for Class B is -1.03% for the period beginning March 1, 1999. The Composite Index return for Class C is 1.44% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus Investment Management, Inc. (Aeltus) believes have significant potential for capital appreciation or income growth, or both.

In managing Growth and Income, Aeltus:

- Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.

- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 20      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1993    1994    1995    1996    1997    1998    1999     2000     2001     2002
  -----   -----   -----   -----   -----   -----   -----   ------   ------   ------
                  30.75%  26.79%  30.57%  14.58%  17.62%  -11.65%  -18.81%  -25.50%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998:  19.30%
                            3rd quarter 2002: -16.37%
           Fund's year-to-date total return as of December 31, 2002:
                                    -25.50%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -29.75          -7.45                  4.73
Class A Return After Taxes on Distributions(2)                  %  -29.90          -9.34                  1.91
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -18.26          -5.71                  3.45
Class B Return Before Taxes(3)                                  %  -29.81         -12.47(1)                N/A
Class C Return Before Taxes(4)                                  %  -26.76         -10.00(1)                N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -22.10          -0.56                 10.02(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is -7.29% for the period beginning March 1, 1999. Index return for Class C is -3.28% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION INCOME FUND

OBJECTIVES
Strategic Allocation Growth seeks to provide capital appreciation.

Strategic Allocation Balanced seek to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Strategic Allocation Income seeks to provide total return consistent with preservation of capital.

INVESTMENT STRATEGIES
Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.
- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.
- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Under normal market conditions, Aeltus Investment Management, Inc. (Aeltus) allocates the assets of each Strategic Allocation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield instruments) and money market instruments. To remain consistent with each Strategic Allocation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Strategic Allocation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Strategic Allocation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Strategic Allocation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

- Expected dividend yields and growth rates.
- Bond yields.
- Current relative value compared to historic averages.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

The success of each Strategic Allocation Fund's strategy depends significantly on Aeltus' skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Strategic Allocation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Strategic Allocation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain

 22      ING Strategic Allocation Funds

                                                  ING STRATEGIC ALLOCATION FUNDS
--------------------------------------------------------------------------------

foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
PORTFOLIO TURNOVER -- A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

     ASSET CLASS
                                              STRATEGIC         STRATEGIC         STRATEGIC
                                              ALLOCATION        ALLOCATION        ALLOCATION        ASSET CLASS
                                              GROWTH            BALANCED(1)       INCOME(2)         COMPARATIVE INDICES(3)
     EQUITIES
     DOMESTIC STOCKS
     Range                                    0-100%            0-80%             0-70%             Russell 3000
     Benchmark                                70%               55%               35%
     INTERNATIONAL STOCKS
     Range                                    0-20%             0-10%             0-10%             Morgan Stanley Capital
     Benchmark                                10%               5%                0%                International Europe, Australia
                                                                                                    and Far East Index
     FIXED INCOME
     U.S. DOLLAR BONDS
     Range                                    0-40%             0-70%             0-100%            Lehman Brothers
     Benchmark                                20%               35%               55%               Aggregate Bond Index
     MONEY MARKET INSTRUMENTS
     Range                                    0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
     Benchmark                                0%                5%                10%


(1)Strategic Allocation Balanced will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)Strategic Allocation Income will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(3)The Asset Class Comparative Indices are components of the Composite Indices used by Aeltus as a benchmark to compare the performance of each Fund. See page 27 for a description of each Asset Class Comparative Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Strategic Allocation Funds       23

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                           1993     1994     1995     1996     1997     1998    1999    2000      2001      2002
                                           -----    -----    -----    -----    -----    ----    ----    -----    ------    ------
                                                                                        4.28%   14.55%  -2.56%   -12.31%   -15.11%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Growth Fund. Prior to that date, the name of the Fund was "ING Ascent Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 1999:  10.44%
                            3rd quarter 2002: -15.35%
           Fund's year-to-date total return as of December 31, 2002:
                                    -15.11%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                  5 YEARS                10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)    (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -19.96          -3.98                   -0.77
Class A Return After Taxes on Distributions(2)                  %  -20.04          -5.00                   -2.80
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -12.26          -3.42                   -1.20
Class B Return Before Taxes(3)                                  %  -19.96          -5.32(1)                  N/A
Class C Return Before Taxes(4)                                  %  -16.50          -5.57(1)                  N/A
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %  -21.54          -0.71                    3.20(6)
Strategic Allocation Growth Composite (reflects no deduction
for fees, expenses or taxes)(7)                                 %  -14.98           1.06                    4.03(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Russell 3000 Index return for Class A is for the period beginning February 1, 1997. The Russell 3000 Index return for Class B is -6.30% for the period beginning March 1, 1999. The Russell 3000 Index return for Class C is -3.08% for the period beginning June 1, 1998.

(7) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Growth Composite return for Class A is for the period beginning February 1, 1997. The Strategic Allocation Growth Composite return for Class B is -3.39% for the period beginning March 1, 1999. The Strategic Allocation Growth Composite return for Class C is -0.94% for the period beginning June 1, 1998.

 24      ING Strategic Allocation Growth Fund

                                          ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                             1993     1994     1995     1996     1997     1998    1999    2000    2001      2002
                                             -----    -----    -----    -----    -----    ----    ----    ----    -----    ------
                                                                                          6.12%   7.16%   3.45%   -7.71%   -10.48%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Balanced Fund. Prior to that date, the name of the Fund was "ING Crossroads Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 1998:   7.48%
                            3rd quarter 2002: -11.59%
           Fund's year-to-date total return as of December 31, 2002:
                                    -10.48%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                  5 YEARS                10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)    (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -15.61          -2.49                    0.26
Class A Return After Taxes on Distributions(2)                  %  -15.98          -3.62                   -1.54
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -9.58          -2.39                   -0.43
Class B Return Before Taxes(3)                                  %  -15.57          -3.44(1)                  N/A
Class C Return Before Taxes(4)                                  %  -12.04          -3.77(1)                  N/A
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %  -21.54          -0.71                    3.20(6)
Strategic Allocation Balanced Composite (reflects no
deduction for fees, expenses or taxes)(7)                       %   -9.51           2.78                    5.16(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Russell 3000 Index return for Class A is for the period beginning February 1, 1997. The Russell 3000 Index return for Class B is -6.30% for the period beginning March 1, 1999. The Russell 3000 Index return for Class C is -3.08% for the period beginning June 1, 1998.

(7) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Balanced Composite return for Class A is for the period beginning February 1, 1997. The Strategic Allocation Balanced Composite return for Class B is -0.62% for the period beginning March 1, 1999. The Strategic Allocation Balanced Composite return for Class C is 1.28% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Strategic Allocation Balanced Fund       25

ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                             1993     1994     1995     1996     1997     1998    1999    2000    2001      2002
                                             -----    -----    -----    -----    -----    ----    ----    ----    -----    ------
                                                                                          6.12%   7.16%   3.45%   -3.02%    -5.36%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Income Fund. Prior to that date, the name of the Fund was "ING Legacy Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 1998:  5.82%
                            3rd quarter 2002: -6.81%
           Fund's year-to-date total return as of December 31, 2002:
                                     -5.36%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Strategic Allocation Income Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)     (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -10.82            0.35                    2.11
Class A Return After Taxes on Distributions(2)                  %  -11.32           -1.05                   -0.02
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -6.64           -0.32                    0.82
Class B Return Before Taxes(3)                                  %  -10.79            0.40(1)                  N/A
Class C Return Before Taxes(4)                                  %   -7.01           -0.44(1)                  N/A
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   10.25            7.55                    7.95(6)
Strategic Allocation Income Composite (reflects no deduction
for fees, expenses or taxes)(7)                                 %   -2.28            4.75                    6.37(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(6) The LBAB Index return for Class A is for the period beginning February 1, 1997. The LBAB Index return for Class B is 7.88% for the period beginning March 1, 1999. The LBAB Index return for Class C is 7.55% for the period beginning June 1, 1998.

(7) The Strategic Allocation Income Fund Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Income Composite return for Class A is for the period beginning February 1, 1997. The Strategic Allocation Income Composite return for Class B is 2.78% for the period beginning March 1, 1999. The Strategic Allocation Income Composite return for Class C is 3.89% for the period beginning June 1, 1998.

 26      ING Strategic Allocation Income Fund

                                                               BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley International-Europe, Australia, Far East
                                                          Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index is a widely
                                                          recognized, unmanaged index of publicly issued fixed rate
                                                          U.S. Government, investment grade, mortgage-backed and
                                                          corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to
                                                          cash because their maturity is only three months.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                         CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF
  OFFERING PRICE)
 Domestic Equity Index Funds                                3.00          none          none
 All other Funds                                            5.75          none          none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR
  SALES PRICE, WHICHEVER IS LESS)
 All Funds                                                  none(2)       5.00(3)       1.00(4)

                                                  (1) The Funds do not impose
                                                      any front-end sales charge
                                                      (load) on reinvested
                                                      dividends or exchanges.

                                                  (2) A contingent deferred
                                                      sales charge (CDSC) of no
                                                      more than 1.00% may be
                                                      assessed on certain
                                                      redemptions of Class A
                                                      shares that were purchased
                                                      without an initial sales
                                                      charge. Please see page
                                                      34.

                                                  (3) Imposed upon redemption
                                                      within the first year,
                                                      declining to 1.00% on
                                                      shares redeemed in the
                                                      sixth year. No CDSC is
                                                      charged thereafter. Please
                                                      see page 34.

                                                  (4) Imposed upon redemption
                                                      within the first year. No
                                                      CDSC is charged
                                                      thereafter. Please see
                                                      page 34.
OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL          WAIVERS,
                                                         SERVICE                         FUND        REIMBURSEMENTS
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING           AND             NET
FUND                                        FEE            FEES        EXPENSES(2)     EXPENSES       RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Growth                            %        0.70           0.25            0.26           1.21               --            1.21
 Small Company                     %        0.85           0.25            0.22           1.32               --            1.32
 Technology                        %        1.05           0.25            1.30           2.60            -0.85            1.75
 Index Plus LargeCap               %        0.45           0.25            0.24           0.94               --            0.94
 Index Plus MidCap                 %        0.45           0.25            0.61           1.31            -0.31            1.00
 Index Plus SmallCap               %        0.45           0.25            1.41           2.11            -1.11            1.00
 Value Opportunity                 %        0.70           0.25            0.67           1.62            -0.27            1.35
 Balanced                          %        0.80           0.25            0.34           1.39               --            1.39
 Growth and Income                 %        0.68           0.25            0.23           1.16               --            1.16
 Strategic Allocation Growth       %        0.80           0.25            0.45           1.50            -0.25            1.25
 Strategic Allocation Balanced     %        0.80           0.25            0.37           1.42            -0.22            1.20
 Strategic Allocation Income       %        0.80           0.25            0.51           1.56            -0.41            1.15

 28      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Growth                             %        0.70           1.00            0.26           1.96              --            1.96
 Small Company                      %        0.85           1.00            0.22           2.07              --            2.07
 Technology                         %        1.05           1.00            1.30           3.35           -0.85            2.50
 Index Plus LargeCap                %        0.45           1.00            0.24           1.69              --            1.69
 Index Plus MidCap                  %        0.45           1.00            0.61           2.06           -0.31            1.75
 Index Plus SmallCap                %        0.45           1.00            1.41           2.86           -1.11            1.75
 Value Opportunity                  %        0.70           1.00            0.67           2.37           -0.27            2.10
 Balanced                           %        0.80           1.00            0.34           2.14              --            2.14
 Growth and Income                  %        0.68           1.00            0.23           1.91              --            1.91
 Strategic Allocation Growth        %        0.80           1.00            0.45           2.25           -0.25            2.00
 Strategic Allocation Balanced      %        0.80           1.00            0.37           2.17           -0.22            1.95
 Strategic Allocation Income        %        0.80           1.00            0.51           2.31           -0.41            1.90

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Growth                             %        0.70           1.00            0.26           1.96              --            1.96
 Small Company                      %        0.85           1.00            0.22           2.07              --            2.07
 Technology                         %        1.05           1.00            1.30           3.35           -0.85            2.50
 Index Plus LargeCap                %        0.45           0.75            0.24           1.44              --            1.44
 Index Plus MidCap                  %        0.45           0.75            0.61           1.81           -0.31            1.50
 Index Plus SmallCap                %        0.45           0.75            1.41           2.61           -1.11            1.50
 Value Opportunity                  %        0.70           1.00            0.67           2.37           -0.27            2.10
 Balanced                           %        0.80           1.00            0.34           2.14              --            2.14
 Growth and Income                  %        0.68           1.00            0.23           1.91              --            1.91
 Strategic Allocation Growth        %        0.80           1.00            0.45           2.25           -0.25            2.00
 Strategic Allocation Balanced      %        0.80           1.00            0.37           2.17           -0.22            1.95
 Strategic Allocation Income        %        0.80           1.00            0.51           2.31           -0.41            1.90

--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Growth, Balanced and Growth and Income), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through May 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses." The amounts of each Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waivers, Reimbursements and Recoupment."

 30      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 Growth                                                         $     691          937       1,202       1,957
 Small Company                                                  $     702          969       1,257       2,074
 Technology                                                     $     823        1,337       1,876       3,341
 Index Plus LargeCap                                            $     393          591         804       1,420
 Index Plus MidCap                                              $     429          703         997       1,832
 Index Plus SmallCap                                            $     508          941       1,400       2,668
 Value Opportunity                                              $     730        1,057       1,406       2,386
 Balanced                                                       $     708          990       1,292       2,148
 Growth and Income                                              $     686          922       1,177       1,903
 Strategic Allocation Growth                                    $     719        1,022       1,346       2,263
 Strategic Allocation Balanced                                  $     711          998       1,307       2,179
 Strategic Allocation Income                                    $     725        1,039       1,376       2,325

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       31

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS B

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Growth                                   $   699         915      1,257      2,091       199         615      1,057      2,091
 Small Company                            $   710         949      1,314      2,208       210         649      1,114      2,208
 Technology                               $   838       1,330      1,945      3,470       338       1,030      1,745      3,470
 Index Plus LargeCap                      $   672         833      1,118      1,799       172         533        918      1,799
 Index Plus MidCap                        $   709         946      1,308      2,197       209         646      1,108      2,197
 Index Plus SmallCap                      $   789       1,186      1,708      3,008       289         886      1,508      3,008
 Value Opportunity                        $   740       1,039      1,465      2,520       240         739      1,265      2,520
 Balanced                                 $   717         970      1,349      2,282       217         670      1,149      2,282
 Growth and Income                        $   694         900      1,232      2,038       194         600      1,032      2,038
 Strategic Allocation Growth              $   728       1,003      1,405      2,396       228         703      1,205      2,396
 Strategic Allocation Balanced            $   720         979      1,364      2,313       220         679      1,164      2,313
 Strategic Allocation Income              $   734       1,021      1,435      2,458       234         721      1,235      2,458

EXAMPLES

CLASS C

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Growth                                   $   299         615      1,057      2,285       199         615      1,057      2,285
 Small Company                            $   310         649      1,114      2,400       210         649      1,114      2,400
 Technology                               $   438       1,030      1,745      3,640       338       1,030      1,745      3,640
 Index Plus LargeCap                      $   247         456        787      1,724       147         456        787      1,724
 Index Plus MidCap                        $   284         569        980      2,127       184         569        980      2,127
 Index Plus SmallCap                      $   364         811      1,385      2,944       264         811      1,385      2,944
 Value Opportunity                        $   340         739      1,265      2,706       240         739      1,265      2,706
 Balanced                                 $   317         670      1,149      2,472       217         670      1,149      2,472
 Growth and Income                        $   294         600      1,032      2,233       194         600      1,032      2,233
 Strategic Allocation Growth              $   328         703      1,205      2,585       228         703      1,205      2,585
 Strategic Allocation Balanced            $   320         679      1,164      2,503       220         679      1,164      2,503
 Strategic Allocation Income              $   334         721      1,235      2,646       234         721      1,235      2,646

 32      What You Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% for the Domestic Equity Index Funds and 1.00% for all other Funds.

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 Plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)

Class A shares of the Domestic Equity Index Funds are sold subject to the following sales charge:

                             DOMESTIC EQUITY INDEX FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.00            3.09
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             2.00            2.04
 $250,000 - $499,999             1.50            1.52
 $500,000 - $999,999             1.00            1.01
 $1,000,000 and over                             See below

Class A shares of all of the other ING Funds offered in this Prospectus are sold subject to the following sales charge:

                                   ALL OTHER FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

---------------

(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (other than any of the Aetna Index Plus Funds) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna Index Plus Funds at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         0.50%         2 years
 $3,000,000 - $19,999,999        0.25          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase, for shares of other ING Funds will be subject to the ING Funds' CDSC schedule which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  5.00%
 2nd year                                                  4.00
 3rd year                                                  3.00
 4th year                                                  3.00
 5th year                                                  2.00
 6th year                                                  1.00
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  1.00%
 After 1st year                                            none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Domestic Equity Index Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Aeltus Money Market Fund, ING Lexington Money Market Trust, Money Market Fund and Classic

 34      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       35

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund. RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co.
(SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 36      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       37

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the

 38      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of January 31, 2003, ING managed over $32.4 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                              MANAGEMENT FEE
Growth                                                 0.70%
Small Company                                          0.85
Technology                                             1.05
Index Plus LargeCap                                    0.45
Index Plus MidCap                                      0.45
Index Plus SmallCap                                    0.45
Value Opportunity                                      0.70
Balanced                                               0.80
Growth and Income                                      0.68
Strategic Allocation Growth                            0.80
Strategic Allocation Balanced                          0.80
Strategic Allocation Income                            0.80

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as sub-adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect, wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of January 31, 2003, Aeltus managed over $39 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other Aeltus advised funds since 1998. Prior to joining Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.

VALUE OPPORTUNITY FUND

Value Opportunity is managed by a team of Aeltus equity investment specialists led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Value Opportunity since October 2002. Mr. Townswick also manages the Growth and Income Fund and co-manages small- and mid-cap portfolios and has served as a small- and mid-cap securities specialists for other Aeltus advised funds since 1994.

GROWTH FUND

Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP FUNDS

Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a

 40      Management of the Funds

SUB-ADVISER                                              MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

BALANCED FUND

Balanced is managed by a team of investment professionals led by Neil Kochen and James Kauffmann.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

James B. Kauffmann co-manages the Balanced Fund. Mr. Kauffman joined ING Groep N.V. in 1996 and has over 14 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

GROWTH AND INCOME FUND

Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME

The ING Strategic Allocation Funds are managed by a team of Aeltus investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

TECHNOLOGY FUND

AIC ASSET MANAGEMENT, LLC

AIC Asset Management, LLC, (AIC) 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to Technology. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology. As of January 31, 2003, AIC had more than $67.5 million in assets under management.

Ronald E. Elijah, managing member of AIC, has been co-managing Technology since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999). Roderick R. Berry, a member of AIC, has served as co-portfolio manager of Technology since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team (March 1995 - March 1999).




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       41

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

ANNUALLY                  SEMI-ANNUALLY
--------                  -------------
Growth                    Balanced
Small Company             Growth and Income
Technology
Index Plus LargeCap
Index Plus MidCap
Index Plus SmallCap
Value Opportunity
Strategic Allocation
 Growth
Strategic Allocation
 Balanced
Strategic Allocation
 Income

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of a Fund invested in another ING Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 42      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BALANCED, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When




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                                           More Information About Risks       43

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MORTGAGE-RELATED SECURITIES (BALANCED, GROWTH AND INCOME, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT TECHNOLOGY). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not


 44      More Information About Risks
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--------------------------------------------------------------------------------

uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

CONCENTRATION (TECHNOLOGY). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however,




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                                           More Information About Risks       45
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--------------------------------------------------------------------------------

such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


 46      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       47

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                       CLASS A                                          CLASS B
                                       ------------------------------------------------------------------------       ------------
                                        SIX MONTHS     SEVEN                                                           SIX MONTHS
                                          ENDED       MONTHS                                                             ENDED
                                       NOVEMBER 30,    ENDED                YEAR ENDED OCTOBER 31,                    NOVEMBER 30,
                                           2002       MAY 31,   -----------------------------------------------           2002
                                       (UNAUDITED)    2002(4)    2001          2000          1999         1998        (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                            $       11.21       11.66     22.50          22.15        16.37        16.76           11.28
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment loss               $       -0.02       -0.05     -0.07          -0.03        -0.06*       -0.04*          -0.05
 Net realized and unrealized
 gain (loss) on investments        $       -1.50       -0.40     -8.21           3.42         6.04         2.05           -1.52
 Total from investment
 operations                        $       -1.52       -0.45     -8.28           3.39         5.98         2.01           -1.57
LESS DISTRIBUTIONS FROM:
 Net realized gain on
 investments                       $          --          --      2.56           3.04         0.20         2.40              --
 Total distributions               $          --          --      2.56           3.04         0.20         2.40              --
 Net asset value, end of period    $        9.69       11.21     11.66          22.50        22.15        16.37            9.71
 TOTAL RETURN(2):                  %      -13.56       -3.86    -40.71          16.34        36.78        14.34          -13.92
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           $      66,952      82,011    85,409        122,415       57,329       12,877           3,035
 Ratios to average net assets:
 Expenses(3)                       %        1.29        1.21      1.16           1.12         1.19         1.32            2.05
 Net investment loss(3)            %       -0.44       -0.67     -0.53          -0.34        -0.29        -0.25           -1.19
 Portfolio turnover rate           %         100         143       199            183          142          170             100

                                                    CLASS B
                                  -------------------------------------------
                                   SEVEN
                                  MONTHS      YEAR ENDED           MARCH 1,
                                   ENDED      OCTOBER 31,         1999(1) TO
                                  MAY 31,   ---------------       OCTOBER 31,
                                  2002(4)    2001     2000           1999
--------------------------------  -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                            11.79     22.71    22.40          19.84
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment loss               -0.10     -0.20    -0.03          -0.15*
 Net realized and unrealized
 gain (loss) on investments        -0.41     -8.29     3.30           2.71
 Total from investment
 operations                        -0.51     -8.49     3.27           2.56
LESS DISTRIBUTIONS FROM:
 Net realized gain on
 investments                          --      2.43     2.96             --
 Total distributions                  --      2.43     2.96             --
 Net asset value, end of period    11.28     11.79    22.71          22.40
 TOTAL RETURN(2):                  -4.32    -41.11    15.46          12.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           2,988     3,213    5,710          1,920
 Ratios to average net assets:
 Expenses(3)                        1.96      1.91     1.87           1.94
 Net investment loss(3)            -1.42     -1.28    -1.09          -1.04
 Portfolio turnover rate             143       199      183            142

                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                           SIX MONTHS     SEVEN
                                                             ENDED       MONTHS             YEAR ENDED                 JUNE 30,
                                                          NOVEMBER 30,    ENDED            OCTOBER 31,                1998(1) TO
                                                              2002       MAY 31,   ----------------------------       OCTOBER 31,
                                                          (UNAUDITED)    2002(4)    2001     2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $       11.18       11.68     22.55    22.25        16.56          17.86
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                  $       -0.06       -0.11     -0.20    -0.03        -0.22*         -0.05*
 Net realized and unrealized gain (loss) on
 investments                                          $       -1.50       -0.39     -8.23     3.27         6.11          -1.25
 Total from investment operations                     $       -1.56       -0.50     -8.43     3.24         5.89          -1.30
LESS DISTRIBUTIONS FROM:
 Net realized gain on investments                     $          --          --      2.44     2.94         0.20             --
 Total distributions                                  $          --          --      2.44     2.94         0.20             --
 Net asset value, end of period                       $        9.62       11.18     11.68    22.55        22.25          16.56
 TOTAL RETURN(2):                                     %      -13.95       -4.28    -41.14    15.47        35.80          -7.28
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $       1,532       1,893     2,268    3,857        1,446            356
 Ratios to average net assets:
 Expenses(3)                                          %        2.04        1.96      1.91     1.87         1.94           1.99
 Net investment loss(3)                               %       -1.19       -1.42     -1.28    -1.09        -1.04          -0.92
 Portfolio turnover rate                              %         100         143       199      183          142            170

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 48      ING Growth Fund

FINANCIAL HIGHLIGHTS                                      ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                          CLASS A
                                        ----------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED       SEVEN MONTHS
                                        NOVEMBER 30,      ENDED                   YEAR ENDED OCTOBER 31,
                                            2002         MAY 31,      ----------------------------------------------
                                        (UNAUDITED)      2002(4)       2001          2000          1999        1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $       13.70          12.74       14.80         12.11         10.15       15.20
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)       $        0.00          -0.03        0.03          0.02          0.02*       0.01*
 Net realized and unrealized gain
 (loss) on investments              $       -2.39           1.00       -1.30          3.62          2.02       -0.84
 Total from investment operations   $       -2.39           0.97       -1.27          3.64          2.04       -0.83
LESS DISTRIBUTIONS FROM:
 Net investment income              $          --           0.01        0.05          0.01          0.02          --
 Net realized gains on
 investments                        $          --             --        0.74          0.94          0.06        4.22
 Total distributions                $          --           0.01        0.79          0.95          0.08        4.22
 Net asset value, end of period     $       11.31          13.70       12.74         14.80         12.11       10.15
 TOTAL RETURN(2):                   %      -17.44           7.64       -8.66         31.55         20.16       -7.77
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $      95,490        101,892      69,074        61,682        16,269       9,089
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                %        1.37           1.32        1.34          1.35          1.48        1.63
 Gross expenses prior to expense
 reimbursement(3)                   %        1.37           1.32        1.34          1.35          1.50        1.74
 Net investment income (loss)
 after expense
 reimbursement(3)(5)                %       -0.03          -0.37        0.25          0.21          0.18        0.15
 Portfolio turnover rate            %         178            200         257           333           232         212

                                                               CLASS B
                                   ---------------------------------------------------------------
                                    SIX MONTHS
                                      ENDED       SEVEN MONTHS     YEAR ENDED         MARCH 1,
                                   NOVEMBER 30,      ENDED        OCTOBER 31,        1999(1) TO
                                       2002         MAY 31,      --------------     OCTOBER 31,
                                   (UNAUDITED)      2002(4)       2001    2000          1999
---------------------------------  ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                13.93         13.00        15.12   12.37        10.69
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)          -0.04         -0.06        -0.07    0.01       -0.05*
 Net realized and unrealized gain
 (loss) on investments                 -2.43          0.99        -1.33    3.61         1.73
 Total from investment operations      -2.47          0.93        -1.40    3.62         1.68
LESS DISTRIBUTIONS FROM:
 Net investment income                    --            --           --      --           --
 Net realized gains on
 investments                              --            --         0.72    0.87           --
 Total distributions                      --            --         0.72    0.87           --
 Net asset value, end of period        11.46         13.93        13.00   15.12        12.37
 TOTAL RETURN(2):                     -17.73          7.15        -9.37   30.51        15.72
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                               2,037         1,890        1,173   1,246          129
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    2.12          2.07         2.09    2.10         2.23
 Gross expenses prior to expense
 reimbursement(3)                       2.12          2.07         2.09    2.10         2.25
 Net investment income (loss)
 after expense
 reimbursement(3)(5)                   -0.78         -1.11        -0.50   -0.54        -0.57
 Portfolio turnover rate                 178           200          257     333          232

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                   SIX MONTHS       SEVEN
                                                     ENDED          MONTHS                YEAR ENDED                   JUNE 30,
                                                  NOVEMBER 30,      ENDED                 OCTOBER 31,                 1998(1) TO
                                                      2002         MAY 31,      -------------------------------       OCTOBER 31,
                                                  (UNAUDITED)      2002(4)      2001         2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       13.88         12.95       15.04        12.32        10.39          12.11
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                 $       -0.05         -0.12       -0.08         0.02        -0.07*         -0.02*
 Net realized and unrealized gain (loss) on
 investments                                  $       -2.42          1.05       -1.32         3.59         2.07          -1.70
 Total from investment operations             $       -2.47          0.93       -1.40         3.61         2.00          -1.72
LESS DISTRIBUTIONS FROM:
 Net investment income                        $          --            --          --           --         0.01             --
 Net realized gains on investments            $          --            --        0.69         0.89         0.06             --
 Total distributions                          $          --            --        0.69         0.89         0.07             --
 Net asset value, end of period               $       11.41         13.88       12.95        15.04        12.32          10.39
 TOTAL RETURN(2):                             %      -17.80          7.18       -9.39        30.54        19.33         -14.21
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       2,378         3,369       4,040        6,736        1,893          1,118
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          %        2.11          2.07        2.09         2.10         2.23           2.30
 Gross expenses prior to expense
 reimbursement(3)                             %        2.11          2.07        2.09         2.10         2.25           2.41
 Net investment loss after expense
 reimbursement(3)(5)                          %       -0.77         -1.09       -0.50        -0.54        -0.57          -0.52
 Portfolio turnover rate                      %         178           200         257          333          232            212

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                 ING Small Company Fund       49

ING TECHNOLOGY FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                    CLASS A                                       CLASS B
                                         --------------------------------------------------------------       ----------------
                                          SIX MONTHS         SEVEN                                             SIX MONTHS
                                            ENDED           MONTHS           YEAR            MARCH 1,            ENDED
                                         NOVEMBER 30,        ENDED           ENDED          2000(1) TO        NOVEMBER 30,
                                             2002           MAY 31,       OCTOBER 31,       OCTOBER 31,           2002
                                         (UNAUDITED)        2002(4)          2001              2000           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of
 period                             $        3.82             3.88            8.56             10.00               3.75
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                $       -0.02            -0.04           -0.05             -0.06              -0.03
 Net realized and unrealized loss
 on investments                     $       -0.71            -0.02           -4.63             -1.38              -0.69
 Total from investment operations   $       -0.73            -0.06           -4.68             -1.44              -0.72
 Net asset value, end of period     $        3.09             3.82            3.88              8.56               3.03
 TOTAL RETURN(2):                   %      -19.11            -1.55          -54.67            -14.40             -19.20
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)  $       9,104           10,341           7,425             7,569                889
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                %        1.75             1.75            1.75              1.75               2.50
 Gross expenses prior to expense
 reimbursement(3)                   %        3.20             2.60            2.61              2.73               3.95
 Net investment loss after expense
 reimbursement(3)(5)                %       -1.41            -1.68           -1.36             -1.34              -1.96
 Portfolio turnover rate            %          21               59             175               124                 21

                                                      CLASS B
                                    -------------------------------------------
                                     SEVEN
                                    MONTHS           YEAR            MARCH 1,
                                     ENDED           ENDED          2000(1) TO
                                    MAY 31,       OCTOBER 31,       OCTOBER 31,
                                    2002(4)          2001              2000
----------------------------------  -------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of
 period                               3.84            8.52             10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                 -0.06           -0.11             -0.08
 Net realized and unrealized loss
 on investments                      -0.03           -4.57             -1.40
 Total from investment operations    -0.09           -4.68             -1.48
 Net asset value, end of period       3.75            3.84              8.52
 TOTAL RETURN(2):                    -2.34          -54.93            -14.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   1,194           1,224             2,329
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  2.50            2.50              2.50
 Gross expenses prior to expense
 reimbursement(3)                     3.35            3.36              3.48
 Net investment loss after expense
 reimbursement(3)(5)                 -2.42           -2.11             -2.09
 Portfolio turnover rate                59             175               124

                                                                                              CLASS C
                                                                   --------------------------------------------------------------
                                                                    SIX MONTHS         SEVEN
                                                                      ENDED           MONTHS           YEAR            MARCH 1,
                                                                   NOVEMBER 30,        ENDED           ENDED          2000(1) TO
                                                                       2002           MAY 31,       OCTOBER 31,       OCTOBER 31,
                                                                   (UNAUDITED)        2002(4)          2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                         $         3.76            3.84            8.52             10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                          $        -0.03           -0.07           -0.17             -0.07
 Net realized and unrealized loss on investments              $        -0.71           -0.01           -4.51             -1.41
 Total from investment operations                             $        -0.74           -0.08           -4.68             -1.48
 Net asset value, end of period                               $         3.02            3.76            3.84              8.52
 TOTAL RETURN(2):                                             %       -19.68           -2.08          -54.93            -14.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $          460             642             760             3,307
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(5)               %         2.50            2.50            2.50              2.50
 Gross expenses prior to expense reimbursement(3)             %         3.95            3.35            3.36              3.48
 Net investment loss after expense reimbursement(3)(5)        %        -2.10           -2.42           -2.11             -2.09
 Portfolio turnover rate                                      %           21              59             175               124

--------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

 50      ING Technology Fund

FINANCIAL HIGHLIGHTS                                ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                                CLASS A
                                                        -------------------------------------------------------
                                                         SIX MONTHS     SEVEN
                                                           ENDED       MONTHS
                                                        NOVEMBER 30,    ENDED         YEAR ENDED OCTOBER 31,
                                                            2002       MAY 31,      ---------------------------
                                                        (UNAUDITED)    2002(4)        2001           2000
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $       13.68       13.72         18.64          17.36
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                       $        0.04        0.05          0.09           0.06
 Net realized and unrealized gain (loss) on
 investments                                        $       -1.65        0.00**       -4.96           1.28
 Total from investment operations                   $       -1.61        0.05         -4.87           1.34
LESS DISTRIBUTIONS FROM:
 Net investment income                              $        0.11        0.09          0.05           0.06
 Net realized gain on investments                   $          --          --            --             --
 Total distributions                                $        0.11        0.09          0.05           0.06
 Net asset value, end of period                     $       11.96       13.68         13.72          18.64
 TOTAL RETURN(2):                                   %      -11.77        0.34        -26.19           7.74
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $     184,965      183,379      173,369        187,566
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)     %        0.94        0.94          0.91           0.91
 Gross expenses prior to expense reimbursement(3)   %        0.97        0.94          0.91           0.91
 Net investment income (loss) after expense
 reimbursement(3)(5)                                %        0.83        0.56          0.58           0.31
 Portfolio turnover rate                            %          56          87           117            104

                                                           CLASS A
                                                    ----------------------

                                                    YEAR ENDED OCTOBER 31,
                                                    ----------------------
                                                      1999          1998
-------------------------------------------------   -------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 13.70         12.36
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                          0.07*         0.09*
 Net realized and unrealized gain (loss) on
 investments                                           3.84          2.56
 Total from investment operations                      3.91          2.65
LESS DISTRIBUTIONS FROM:
 Net investment income                                 0.05          0.09
 Net realized gain on investments                      0.20          1.22
 Total distributions                                   0.25          1.31
 Net asset value, end of period                       17.36         13.70
 TOTAL RETURN(2):                                     28.78         23.09
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   81,908         6,422
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)        0.95          0.99
 Gross expenses prior to expense reimbursement(3)      1.00          1.46
 Net investment income (loss) after expense
 reimbursement(3)(5)                                   0.42          0.67
 Portfolio turnover rate                                 72           124

                                                                                  CLASS B
                                                   ---------------------------------------------------------------------
                                                    SIX MONTHS     SEVEN
                                                      ENDED       MONTHS             YEAR ENDED               MARCH 1,
                                                   NOVEMBER 30,    ENDED             OCTOBER 31,             1999(1) TO
                                                       2002       MAY 31,      -----------------------       OCTOBER 31,
                                                   (UNAUDITED)    2002(4)        2001           2000            1999
-------------------------------------------------  ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  13.59       13.60         18.57          17.37           15.68
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                           0.01       -0.02         -0.03           0.01           -0.04*
 Net realized and unrealized gain (loss) on
 investments                                           -1.65        0.01         -4.94           1.19            1.73
 Total from investment operations                      -1.64       -0.01         -4.97           1.20            1.69
LESS DISTRIBUTIONS FROM:
 Net investment income                                  0.00**        --            --             --              --
 Net realized gain on investments                         --          --            --             --              --
 Total distributions                                    0.00**        --            --             --              --
 Net asset value, end of period                        11.95       13.59         13.60          18.57           17.37
 TOTAL RETURN(2):                                     -12.05       -0.07        -26.76           6.91           10.78
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    23,247      27,672        28,933         32,666          17,386
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)         1.69        1.69          1.66           1.66            1.70
 Gross expenses prior to expense reimbursement(3)       1.71        1.69          1.66           1.66            1.75
 Net investment income (loss) after expense
 reimbursement(3)(5)                                    0.08       -0.19         -0.17          -0.44           -0.32
 Portfolio turnover rate                                  56          87           117            104              72

                                                                                 CLASS C
                                         ----------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED       SEVEN MONTHS                                                   JUNE 30,
                                         NOVEMBER 30,      ENDED                  YEAR ENDED OCTOBER 31,              1998(1) TO
                                             2002         MAY 31,         --------------------------------------      OCTOBER 31,
                                         (UNAUDITED)      2002(4)           2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $        13.64          13.64           18.57          17.33          13.74          14.17
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)       $         0.03           0.02            0.03             --          -0.01*          0.01*
 Net realized and unrealized
 gain (loss) on investments         $        -1.66          -0.02           -4.96           1.24           3.85          -0.44
 Total from investment
 operations                         $        -1.63           0.00**         -4.93           1.24           3.84          -0.43
LESS DISTRIBUTIONS FROM:
 Net investment income              $         0.02             --              --             --           0.05             --
 Net realized gain on
 investments                        $           --             --              --             --           0.20             --
 Total distributions                $         0.02             --              --             --           0.25             --
 Net asset value, end of period     $        11.99          13.64           13.64          18.57          17.33          13.74
 TOTAL RETURN(2):                   %       -11.93           0.00          -26.55           7.17          28.17          -3.04
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $       17,330         23,267          27,742         51,143         33,439            910
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                %         1.44           1.44            1.41           1.41           1.45           1.43
 Gross expenses prior to expense
 reimbursement(3)                   %         1.46           1.44            1.41           1.41           1.50           1.90
 Net investment income (loss)
 after expense
 reimbursement(3)(5)                %         0.32           0.07            0.08          -0.19          -0.07           0.23
 Portfolio turnover rate            %           56             87             117            104             72            124

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                           ING Index Plus LargeCap Fund       51

ING INDEX PLUS MIDCAP FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                                CLASS A
                                                 ---------------------------------------------------------------------
                                                  SIX MONTHS     SEVEN                                     FEBRUARY 3,
                                                    ENDED       MONTHS                                       1998(6)
                                                 NOVEMBER 30,    ENDED        YEAR ENDED OCTOBER 31,           TO
                                                     2002       MAY 31,   ------------------------------   OCTOBER 31,
                                                 (UNAUDITED)    2002(4)     2001       2000       1999        1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       12.92       10.98      14.72      12.66      10.34       10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                $       -0.12        0.01       0.03       0.03       0.04*       0.02*
 Net realized and unrealized gain (loss)
 on investments                              $       -1.70        1.96      -1.73       3.86       2.32        0.32
 Total from investment operations            $       -1.82        1.97      -1.70       3.89       2.36        0.34
LESS DISTRIBUTIONS FROM:
 Net investment income                       $          --        0.03       0.02       0.05       0.04          --
 Net realized gain on investments            $        0.10          --       2.02       1.78         --          --
 Total distributions                         $        0.10        0.03       2.04       1.83       0.04          --
 Net asset value, end of period              $       11.00       12.92      10.98      14.72      12.66       10.34
 TOTAL RETURN(2):                            %      -14.10       17.94     -12.79      35.14      22.81        3.40
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      39,784      41,127     18,805     10,999      3,434         269
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %        1.00        1.00       1.00       1.00       1.00        1.00
 Gross expenses prior to expense
 reimbursement(3)                            %        1.48        1.31       1.50       1.50       2.03        2.76
 Net investment income (loss) after
 expense reimbursement(3)(5)                 %        0.19        0.15       0.28       0.13       0.30        0.32
 Portfolio turnover rate                     %          67         190        181        180        131         130

                                                                     CLASS B
                                            ----------------------------------------------------------
                                             SIX MONTHS     SEVEN                           MARCH 1,
                                               ENDED       MONTHS        YEAR ENDED          1999(1)
                                            NOVEMBER 30,    ENDED         OCT. 31,             TO
                                                2002       MAY 31,   -------------------   OCTOBER 31,
                                            (UNAUDITED)    2002(4)     2001       2000        1999
------------------------------------------  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           12.76       10.87      14.62     12.61        11.23
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                   -0.38       -0.03      -0.05     -0.02        -0.04*
 Net realized and unrealized gain (loss)
 on investments                                 -1.46        1.92      -1.72      3.79         1.42
 Total from investment operations               -1.84        1.89      -1.77      3.77         1.38
LESS DISTRIBUTIONS FROM:
 Net investment income                             --          --         --        --           --
 Net realized gain on investments                0.10          --       1.98      1.76           --
 Total distributions                             0.10          --       1.98      1.76           --
 Net asset value, end of period                 10.82       12.76      10.87     14.62        12.61
 TOTAL RETURN(2):                              -14.35       17.39     -13.39     34.09        12.29
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              5,125       3,942      1,405     1,568          446
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                             1.75        1.75       1.75      1.75         1.75
 Gross expenses prior to expense
 reimbursement(3)                                2.22        2.06       2.25      2.25         2.78
 Net investment income (loss) after
 expense reimbursement(3)(5)                    -0.59       -0.59      -0.47     -0.62        -0.45
 Portfolio turnover rate                           67         190        181       180          131

                                                                                   CLASS C
                                             ------------------------------------------------------------------------------------
                                              SIX MONTHS        SEVEN                                                  JUNE 30,
                                                ENDED          MONTHS                                                   1998(1)
                                             NOVEMBER 30,       ENDED              YEAR ENDED OCTOBER 31,                 TO
                                                 2002          MAY 31,      ------------------------------------      OCTOBER 31,
                                             (UNAUDITED)       2002(4)        2001          2000          1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       12.79          10.87         14.60        12.59         10.33           10.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                     $       -0.32          -0.02         -0.02        -0.02         -0.02*          -0.01*
 Net realized and unrealized gain
 (loss) on investments                   $       -1.51           1.94         -1.73         3.81          2.31           -0.58
 Total from investment operations        $       -1.83           1.92         -1.75         3.79          2.29           -0.59
LESS DISTRIBUTIONS FROM:
 Net investment income                   $          --             --            --           --          0.03              --
 Net realized gain on investments        $        0.10             --          1.98         1.78            --              --
 Total distributions                     $        0.10             --          1.98         1.78          0.03              --
 Net asset value, end of period          $       10.86          12.79         10.87        14.60         12.59           10.33
 TOTAL RETURN(2):                        %      -14.32          17.57        -13.19        34.41         22.19           -5.40
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $       3,883          3,200         1,791        1,612           516             100
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %        1.50           1.50          1.50         1.50          1.50            1.50
 Gross expenses prior to expense
 reimbursement(3)                        %        1.97           1.81          2.00         2.00          2.53            3.26
 Net investment loss after expense
 reimbursement(3)(5)                     %       -0.30          -0.34         -0.22        -0.37         -0.20           -0.18
 Portfolio turnover rate                 %          67            190           181          180           131             130

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 52      ING Index Plus MidCap Fund

FINANCIAL HIGHLIGHTS                                ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                       CLASS A                                     CLASS B
                                        ----------------------------------------------------------------------   ------------
                                         SIX MONTHS     SEVEN                                     FEBRUARY 3,     SIX MONTHS
                                           ENDED       MONTHS                                       1998(6)         ENDED
                                        NOVEMBER 30,    ENDED        YEAR ENDED OCTOBER 31,            TO        NOVEMBER 30,
                                            2002       MAY 31,   ------------------------------   OCTOBER 31,        2002
                                        (UNAUDITED)    2002(4)     2001       2000       1999         1998       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $       12.78       10.72      11.61       9.92       8.86        10.00          12.50
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)       $        0.00**        --      -0.02      -0.03         --*          --*         -0.03
 Net realized and unrealized gain
 (loss) on investments              $       -1.80        2.06      -0.87       1.72       1.07        -1.14          -1.78
 Total from investment operations   $       -1.80        2.06      -0.89       1.69       1.07        -1.14          -1.81
LESS DISTRIBUTIONS FROM:
 Net investment income              $          --          --         --         --       0.01           --             --
 Net realized gain on investments   $        0.13          --         --         --         --           --           0.13
 Total distributions                $        0.13          --         --         --       0.01           --           0.13
 Net asset value, end of period     $       10.85       12.78      10.72      11.61       9.92         8.86          10.56
 TOTAL RETURN(2):                   %      -14.08       19.22      -7.67      17.04      12.13       -11.40         -14.47
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $      12,118       9,316      5,020      3,806      2,348          349          2,464
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                %        1.00        1.00       1.00       1.00       1.00         1.00           1.75
 Gross expenses prior to expense
 reimbursement(3)                   %        2.68        2.11       2.10       1.77       2.28         2.88           3.42
 Net investment income (loss)
 after expense
 reimbursement(3)(5)                %       -0.04       -0.06      -0.16      -0.30      -0.02         0.00          -0.78
 Portfolio turnover rate            %          64          61        118        134         85          100             64

                                                     CLASS B
                                   -------------------------------------------
                                    SEVEN                           MARCH 1,
                                   MONTHS        YEAR ENDED          1999(1)
                                    ENDED         OCT. 31,             TO
                                   MAY 31,   -------------------   OCTOBER 31,
                                   2002(4)     2001       2000        1999
---------------------------------  -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             10.52     11.48       9.88         8.91
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)       -0.02     -0.08      -0.03*       -0.05*
 Net realized and unrealized gain
 (loss) on investments               2.00     -0.88       1.63         1.02
 Total from investment operations    1.98     -0.96       1.60         0.97
LESS DISTRIBUTIONS FROM:
 Net investment income                 --        --         --           --
 Net realized gain on investments      --        --         --           --
 Total distributions                   --        --         --           --
 Net asset value, end of period     12.50     10.52      11.48         9.88
 TOTAL RETURN(2):                   18.73     -8.36      16.19        10.89
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            2,246       498        299          193
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                 1.75      1.75       1.75         1.75
 Gross expenses prior to expense
 reimbursement(3)                    2.86      2.85       2.52         3.03
 Net investment income (loss)
 after expense
 reimbursement(3)(5)                -0.75     -0.91      -1.05        -0.77
 Portfolio turnover rate               61       118        134           85

                                                                                   CLASS C
                                             ------------------------------------------------------------------------------------
                                              SIX MONTHS        SEVEN                                                  JUNE 30,
                                                ENDED          MONTHS                                                   1998(1)
                                             NOVEMBER 30,       ENDED              YEAR ENDED OCTOBER 31,                 TO
                                                 2002          MAY 31,      ------------------------------------      OCTOBER 31,
                                             (UNAUDITED)       2002(4)        2001          2000          1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $           12.56          10.57        11.50          9.87          8.84           10.62
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment loss                 $           -0.02          -0.02        -0.09         -0.03         -0.05*          -0.02*
 Net realized and unrealized gain
 (loss) on investments               $           -1.79           2.01        -0.84          1.66          1.08           -1.76
 Total from investment operations    $           -1.81           1.99        -0.93          1.63          1.03           -1.78
LESS DISTRIBUTIONS FROM:
 Net investment income               $              --             --           --            --            --              --
 Net realized gain on investments    $            0.13             --           --            --            --              --
 Total distributions                 $            0.13             --           --            --            --              --
 Net asset value, end of period      $           10.62          12.56        10.57         11.50          9.87            8.84
 TOTAL RETURN(2):                    %          -14.40          18.83        -8.09         16.51         11.66          -16.76
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                             $           1,406            893          395           615           589             155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                 %            1.50           1.50         1.50          1.50          1.50            1.50
 Gross expenses prior to expense
 reimbursement(3)                    %            3.17           2.61         2.60          2.27          2.78            3.38
 Net investment loss after
 expense reimbursement(3)(5)         %           -0.56          -0.53        -0.66         -0.80         -0.52           -0.50
 Portfolio turnover rate             %              64             61          118           134            85             100

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus SmallCap Fund       53

ING VALUE OPPORTUNITY FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                              CLASS A
                                               ----------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED           SEVEN MONTHS                  YEAR ENDED
                                               NOVEMBER 30,          ENDED                     OCTOBER 31,
                                                   2002             MAY 31,          --------------------------------
                                               (UNAUDITED)          2002(4)           2001         2000         1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $       10.32              10.23           14.50        13.20         9.97
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)              $        0.00**            -0.01           -0.01        -0.02           --*
 Net realized and unrealized gain (loss)
 on investments                            $       -1.86               0.10           -2.22         2.18         3.25
 Total from investment operations          $       -1.86               0.09           -2.23         2.16         3.25
LESS DISTRIBUTIONS FROM:
 Net investment income                     $          --                 --              --         0.01         0.02
 Net realized gains on investments         $          --                 --            2.04         0.85           --
 Total distributions                       $          --                 --            2.04         0.86         0.02
 Net asset value, end of period            $        8.46              10.32           10.23        14.50        13.20
 TOTAL RETURN(2):                          %      -18.02               0.88          -17.26        17.24        32.57
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $      26,848             24,634          12,294        7,074        1,139
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %        1.33               1.35            1.35         1.35         1.35
 Gross expenses prior to expense
 reimbursement(3)                          %        1.60               1.62            1.99         1.87         2.77
 Net investment income (loss) after
 expense reimbursement(3)(5)               %        0.12              -0.28           -0.10        -0.17        -0.02
 Portfolio turnover rate                   %         185                132             172          162          125


                                          FEBRUARY 2,
                                          1998(6) TO
                                          OCTOBER 31,
                                             1998
----------------------------------------  --------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                 0.01*
 Net realized and unrealized gain (loss)
 on investments                              -0.04
 Total from investment operations            -0.03
LESS DISTRIBUTIONS FROM:
 Net investment income                          --
 Net realized gains on investments              --
 Total distributions                            --
 Net asset value, end of period               9.97
 TOTAL RETURN(2):                            -0.30
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)              464
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          1.35
 Gross expenses prior to expense
 reimbursement(3)                             3.66
 Net investment income (loss) after
 expense reimbursement(3)(5)                  0.12
 Portfolio turnover rate                       132

                                                                           CLASS B
                                          --------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED           SEVEN MONTHS           YEAR ENDED            MARCH 1,
                                          NOVEMBER 30,          ENDED              OCTOBER 31,           1999(1) TO
                                              2002             MAY 31,          ------------------       OCTOBER 31,
                                          (UNAUDITED)          2002(4)           2001        2000           1999
----------------------------------------  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         10.20              10.16           14.38       13.14          11.28
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                 -0.02              -0.04           -0.07       -0.04          -0.06*
 Net realized and unrealized gain (loss)
 on investments                               -1.85               0.08           -2.23        2.08           1.92
 Total from investment operations             -1.87               0.04           -2.30        2.04           1.86
LESS DISTRIBUTIONS FROM:
 Net investment income                           --                 --              --          --             --
 Net realized gains on investments               --                 --            1.92        0.80             --
 Total distributions                             --                 --            1.92        0.80             --
 Net asset value, end of period                8.33              10.20           10.16       14.38          13.14
 TOTAL RETURN(2):                            -18.33               0.39          -17.81       16.31          16.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)               918                587             350         149            188
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                           2.09               2.10            2.10        2.10           2.10
 Gross expenses prior to expense
 reimbursement(3)                              2.36               2.37            2.74        2.62           3.52
 Net investment income (loss) after
 expense reimbursement(3)(5)                  -0.61              -1.00           -0.85       -0.92          -0.77
 Portfolio turnover rate                        185                132             172         162            125

                                                                                  CLASS C
                                          ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED           SEVEN MONTHS                                              JUNE 30,
                                          NOVEMBER 30,          ENDED                YEAR ENDED OCTOBER 31,           1998(1) TO
                                              2002             MAY 31,          --------------------------------      OCTOBER 31,
                                          (UNAUDITED)          2002(4)           2001         2000         1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $        10.15              10.11           14.34        13.09         9.95         11.04
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment loss                 $        -0.02              -0.06           -0.09        -0.03        -0.09*        -0.02*
 Net realized and unrealized gain
 (loss) on investments               $        -1.84               0.10           -2.20         2.08         3.23         -1.07
 Total from investment operations    $        -1.86               0.04           -2.29         2.05         3.14         -1.09
LESS DISTRIBUTIONS FROM:
 Net realized gains on
 investments                         $           --                 --            1.94         0.80           --            --
 Total distributions                 $           --                 --            1.94         0.80           --            --
 Net asset value, end of period      $         8.29              10.15           10.11        14.34        13.09          9.95
 TOTAL RETURN(2):                    %       -18.32               0.40          -17.84        16.39        31.56         -9.88
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                             $          478                414             388          464          315            95
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                 %         2.08               2.10            2.10         2.10         2.10          2.10
 Gross expenses prior to expense
 reimbursement(3)                    %         2.35               2.37            2.74         2.62         3.52          4.41
 Net investment loss after
 expense reimbursement(3)(5)         %        -0.61              -0.97           -0.85        -0.92        -0.77         -0.63
 Portfolio turnover rate             %          185                132             172          162          125           132

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

 54      ING Value Opportunity Fund

FINANCIAL HIGHLIGHTS                                           ING BALANCED FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                               CLASS A
                                         ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED           SEVEN MONTHS
                                         NOVEMBER 30,          ENDED                       YEAR ENDED OCTOBER 31,
                                             2002             MAY 31,          ----------------------------------------------
                                         (UNAUDITED)          2002(4)           2001          2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $       11.07              11.02           14.08         13.72        12.83        14.05
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income               $        0.03               0.08            0.21          0.35         0.29*        0.29*
 Net realized and unrealized gain
 (loss) on investments               $       -0.76               0.12           -1.83          0.82         1.52         1.01
 Total from investment operations    $       -0.73               0.20           -1.62          1.17         1.81         1.30
LESS DISTRIBUTIONS FROM:
 Net investment income               $        0.10               0.15            0.23          0.27         0.31         0.24
 Net realized gains on investments   $          --                 --            1.21          0.54         0.61         2.28
 Total distributions                 $        0.10               0.15            1.44          0.81         0.92         2.52
 Net asset value, end of period      $       10.24              11.07           11.02         14.08        13.72        12.83
 TOTAL RETURN(2):                    %       -6.44               1.82          -12.36          8.81        14.48        10.44
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $      52,830             45,221          33,860        35,564       27,339        7,544
 Ratios to average net assets:
 Expenses(3)                         %        1.45               1.39            1.35          1.31         1.36         1.44
 Net investment income (loss)(3)     %        0.63               1.31            1.81          1.99         2.13         2.22
 Portfolio turnover rate             %         135                118             180           242          127           85

                                                                      CLASS B
                                    ---------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED           SEVEN MONTHS           YEAR ENDED             MARCH 1,
                                    NOVEMBER 30,          ENDED               OCTOBER 31,           1999(1) TO
                                        2002             MAY 31,          -------------------       OCTOBER 31,
                                    (UNAUDITED)          2002(4)           2001         2000           1999
----------------------------------  ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 11.02              10.97            14.02       13.69          13.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                   0.00**             0.04             0.12        0.27           0.13*
 Net realized and unrealized gain
 (loss) on investments                  -0.77               0.12            -1.83        0.80           0.65
 Total from investment operations       -0.77               0.16            -1.71        1.07           0.78
LESS DISTRIBUTIONS FROM:
 Net investment income                   0.07               0.11             0.13        0.20           0.09
 Net realized gains on investments         --                 --             1.21        0.54             --
 Total distributions                     0.07               0.11             1.34        0.74           0.09
 Net asset value, end of period         10.18              11.02            10.97       14.02          13.69
 TOTAL RETURN(2):                       -6.95               1.45           -13.10        8.01           6.02
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      2,380              1,670            1,312       1,130            745
 Ratios to average net assets:
 Expenses(3)                             2.19               2.14             2.10        2.06           2.11
 Net investment income (loss)(3)        -0.11               0.56             1.06        1.24           1.38
 Portfolio turnover rate                  135                118              180         242            127

                                                                                 CLASS C
                                        -----------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED           SEVEN MONTHS                                                JUNE 30,
                                        NOVEMBER 30,          ENDED                YEAR ENDED OCTOBER 31,             1998(1) TO
                                            2002             MAY 31,          ---------------------------------       OCTOBER 31,
                                        (UNAUDITED)          2002(4)           2001          2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                            $        10.99              10.94           13.96         13.63        12.80          13.27
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income             $         0.00**             0.03            0.13          0.24         0.19*          0.07*
 Net realized and unrealized
 gain (loss) on investments        $        -0.76               0.13           -1.83          0.81         1.52          -0.54
 Total from investment
 operations                        $        -0.76               0.16           -1.70          1.05         1.71          -0.47
LESS DISTRIBUTIONS FROM:
 Net investment income             $         0.07               0.11            0.11          0.18         0.27             --
 Net realized gains on
 investments                       $           --                 --            1.21          0.54         0.61             --
 Total distributions               $         0.07               0.11            1.32          0.72         0.88             --
 Net asset value, end of period    $        10.16              10.99           10.94         13.96        13.63          12.80
 TOTAL RETURN(2):                  %        -6.88               1.47          -13.09          7.95        13.64          -3.54
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           $        2,165              2,050           1,829         2,185        1,601            216
 Ratios to average net assets:
 Expenses(3)                       %         2.19               2.14            2.10          2.06         2.11           2.11
 Net investment income
 (loss)(3)                         %        -0.12               0.56            1.06          1.24         1.38           1.55
 Portfolio turnover rate           %          135                118             180           242          127             85

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       55

ING GROWTH AND INCOME FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                               CLASS A
                                         -----------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED            SEVEN MONTHS
                                         NOVEMBER 30,           ENDED                    YEAR ENDED OCTOBER 31,
                                             2002              MAY 31,      ------------------------------------------------
                                         (UNAUDITED)           2002(4)       2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $        9.45                9.49       14.18         16.68         15.22         18.01
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)        $        0.02                0.01        0.02          0.04          0.05*         0.06*
 Net realized and unrealized gain
 (loss) on investments               $       -1.49               -0.04       -3.96          0.49          3.25          0.51
 Total from investment operations    $       -1.47               -0.03       -3.94          0.53          3.30          0.57
LESS DISTRIBUTIONS FROM:
 Net investment income               $        0.05                0.01        0.01          0.03          0.11          0.04
 Net realized gains on investments   $          --                  --        0.74          3.00          1.73          3.32
 Total distributions                 $        0.05                0.01        0.75          3.03          1.84          3.36
 Net asset value, end of period      $        7.93                9.45        9.49         14.18         16.68         15.22
 TOTAL RETURN(2):                    %      -15.60               -0.28      -29.07          3.50         22.67          3.42
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $      51,637              62,062      63,821        92,407        72,789        23,603
 Ratio to average net assets:
 Expenses(3)                         %        1.20                1.16        1.11          1.08          1.11          1.20
 Net investment income (loss)(3)     %        0.45                0.10        0.13          0.08          0.31          0.39
 Portfolio turnover rate             %         124                 132         194           167           122           160

                                                                        CLASS B
                                    -------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED            SEVEN MONTHS             YEAR ENDED              MARCH 1,
                                    NOVEMBER 30,           ENDED                OCTOBER 31,             1999(1) TO
                                        2002              MAY 31,           --------------------        OCTOBER 31,
                                    (UNAUDITED)           2002(4)            2001          2000            1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  9.37                9.44            14.11         16.66           15.41
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)           -0.01               -0.05            -0.07          0.01           -0.05*
 Net realized and unrealized gain
 (loss) on investments                  -1.48               -0.02            -3.95          0.41            1.31
 Total from investment operations       -1.49               -0.07            -4.02          0.42            1.26
LESS DISTRIBUTIONS FROM:
 Net investment income                     --                  --               --            --            0.01
 Net realized gains on investments         --                  --             0.65          2.97              --
 Total distributions                       --                  --             0.65          2.97            0.01
 Net asset value, end of period          7.88                9.37             9.44         14.11           16.66
 TOTAL RETURN(2):                      -15.86               -0.74           -29.59          2.72            8.17
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        729                 611              683           920             493
 Ratio to average net assets:
 Expenses(3)                             1.95                1.91             1.86          1.83            1.86
 Net investment income (loss)(3)        -0.31               -0.65            -0.62         -0.67           -0.44
 Portfolio turnover rate                  124                 132              194           167             122

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED       SEVEN MONTHS                                            JUNE 30,
                                                NOVEMBER 30,      ENDED            YEAR ENDED OCTOBER 31,             1998(1) TO
                                                    2002         MAY 31,      ---------------------------------       OCTOBER 31,
                                                (UNAUDITED)      2002(4)       2001          2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $         9.33           9.40       14.04         16.59        15.22          16.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)              $        -0.01          -0.01       -0.09          0.01        -0.07*         -0.01*
 Net realized and unrealized gain
 (loss) on investments                     $        -1.47          -0.06       -3.91          0.41         3.24          -1.69
 Total from investment operations          $        -1.48          -0.07       -4.00          0.42         3.17          -1.70
LESS DISTRIBUTIONS FROM:
 Net investment income                     $           --             --          --            --         0.07             --
 Net realized gains on investments         $           --             --        0.64          2.97         1.73             --
 Total distributions                       $           --             --        0.64          2.97         1.80             --
 Net asset value, end of period            $         7.85           9.33        9.40         14.04        16.59          15.22
 TOTAL RETURN(2):                          %       -15.82          -0.74      -29.59          2.72        21.68         -10.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $          881          1,327         946         2,209        1,787            569
 Ratio to average net assets:
 Expenses(3)                               %         1.95           1.91        1.86          1.83         1.86           1.86
 Net investment loss(3)                    %        -0.32          -0.70       -0.62         -0.67        -0.44          -0.27
 Portfolio turnover rate                   %          124            132         194           167          122            160

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 56      ING Growth and Income Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                            CLASS A                                 CLASS B
                                                ---------------------------------------------------------------   ------------
                                                 SIX MONTHS                                                        SIX MONTHS
                                                   ENDED       SEVEN MONTHS                                          ENDED
                                                NOVEMBER 30,      ENDED            YEAR ENDED OCTOBER 31,         NOVEMBER 30,
                                                    2002         MAY 31,      ---------------------------------       2002
                                                (UNAUDITED)      2002(4)       2001     2000     1999     1998    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       10.05           9.52       11.93    12.06    11.09    14.42       10.06
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)               $        0.03           0.04        0.13     0.25     0.19*    0.20*       0.00**
 Net realized and unrealized gain (loss)
 on investments                             $       -1.22           0.62       -2.40     0.71     1.26    -0.40       -1.22
 Total from investment operations           $       -1.19           0.66       -2.27     0.96     1.45    -0.20       -1.22
LESS DISTRIBUTIONS FROM:
 Net investment income                      $        0.02           0.13        0.14     0.20     0.17     0.37          --
 Net realized gain on investments           $          --             --          --     0.89     0.31     2.76          --
 Total distributions                        $        0.02           0.13        0.14     1.09     0.48     3.13          --
 Net asset value, end of period             $        8.84          10.05        9.52    11.93    12.06    11.09        8.84
 TOTAL RETURN(2):                           %      -11.82           6.94      -19.23     8.34    13.35    -2.17      -12.13
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      24,351         26,925      23,011   25,131   16,252    2,266         205
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %        1.24           1.25        1.25     1.25     1.45     1.53        2.00
 Gross expenses prior to expense
 reimbursement(3)                           %        1.57           1.50        1.41     1.35     1.51     1.72        2.32
 Net investment income (loss) after
 expense reimbursement(3)(5)                %        0.76           0.60        1.23     1.51     1.61     1.71       -0.01
 Portfolio turnover rate                    %         126            149         242      248      132      105         126

                                                             CLASS B
                                           --------------------------------------------

                                           SEVEN MONTHS     YEAR ENDED       MARCH 1,
                                              ENDED         OCTOBER 31,     1999(1) TO
                                             MAY 31,      ---------------   OCTOBER 31,
                                             2002(4)       2001     2000       1999
-----------------------------------------  --------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           9.51       11.93    12.06      11.21
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                  -0.01        0.05     0.12       0.07*
 Net realized and unrealized gain (loss)
 on investments                                 0.61       -2.40     0.76       0.78
 Total from investment operations               0.60       -2.35     0.88       0.85
LESS DISTRIBUTIONS FROM:
 Net investment income                          0.05        0.07     0.12         --
 Net realized gain on investments                 --          --     0.89         --
 Total distributions                            0.05        0.07     1.01         --
 Net asset value, end of period                10.06        9.51    11.93      12.06
 TOTAL RETURN(2):                               6.36      -19.82     7.58       7.58
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               159         175      193        116
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                            2.00        2.00     2.00       2.20
 Gross expenses prior to expense
 reimbursement(3)                               2.25        2.16     2.10       2.26
 Net investment income (loss) after
 expense reimbursement(3)(5)                   -0.14        0.48     0.76       0.86
 Portfolio turnover rate                         149         242      248        132

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED       SEVEN MONTHS                                           JUNE 30,
                                                 NOVEMBER 30,      ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                     2002         MAY 31,         ------------------------------      OCTOBER 31,
                                                 (UNAUDITED)      2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       10.06           9.49          11.89       12.03       11.11         12.49
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       $        0.02           0.01           0.06        0.17        0.10*         0.04*
 Net realized and unrealized gain (loss)
 on investments                              $       -1.24           0.60          -2.41        0.71        1.26         -1.42
 Total from investment operations            $       -1.22           0.61          -2.35        0.88        1.36         -1.38
LESS DISTRIBUTIONS FROM:
 Net investment income                       $          --           0.04           0.05        0.13        0.13            --
 Net realized gain on investments            $          --             --             --        0.89        0.31            --
 Total distributions                         $          --           0.04           0.05        1.02        0.44            --
 Net asset value, end of period              $        8.84          10.06           9.49       11.89       12.03         11.11
 TOTAL RETURN(2):                            %      -12.13           6.48         -19.84        7.57       12.47        -11.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         718          1,743          1,999       2,731       2,626           133
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %        1.99           2.00           2.00        2.00        2.20          2.23
 Gross expenses prior to expense
 reimbursement(3)                            %        2.32           2.25           2.16        2.10        2.26          2.42
 Net investment income (loss) after
 expense reimbursement(3)(5)                 %        0.02          -0.14           0.48        0.76        0.86          1.01
 Portfolio turnover rate                     %         126            149            242         248         132           105

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Growth Fund       57

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                     CLASS A                                 CLASS B
                                         ---------------------------------------------------------------   ------------
                                          SIX MONTHS                                                        SIX MONTHS
                                            ENDED       SEVEN MONTHS                                          ENDED
                                         NOVEMBER 30,      ENDED            YEAR ENDED OCTOBER 31,         NOVEMBER 30,
                                             2002         MAY 31,      ---------------------------------       2002
                                         (UNAUDITED)      2002(4)       2001     2000     1999     1998    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $       10.24           9.86       11.65    11.67    11.01    13.22       10.27
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)        $        0.06           0.06        0.21     0.35     0.27*    0.27*      -0.01
 Net realized and unrealized gain
 (loss) on investments               $       -0.96           0.53       -1.76     0.43     0.83    -0.37       -0.92
 Total from investment operations    $       -0.90           0.59       -1.55     0.78     1.10    -0.10       -0.93
LESS DISTRIBUTIONS FROM:
 Net investment income               $        0.10           0.21        0.24     0.27     0.20     0.41        0.08
 Net realized gain on investments    $          --             --          --     0.53     0.24     1.70          --
 Total distributions                 $        0.10           0.21        0.24     0.80     0.44     2.11        0.08
 Net asset value, end of period      $        9.24          10.24        9.86    11.65    11.67    11.01        9.26
 TOTAL RETURN(2):                    %       -8.74           6.01      -13.53     7.02    10.10    -1.17       -9.08
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $      34,319         39,763      32,912   32,868   15,389    2,105         337
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                 %        1.20           1.20        1.20     1.20     1.45     1.52        1.95
 Gross expenses prior to expense
 reimbursement(3)                    %        1.49           1.42        1.36     1.33     1.53     1.68        2.23
 Net investment income after
 expense reimbursement(3)(5)         %        1.15           1.08        2.02     2.29     2.29     2.33        0.38
 Portfolio turnover rate             %         119            129         204      239      125      116         119

                                                      CLASS B
                                    --------------------------------------------

                                    SEVEN MONTHS     YEAR ENDED       MARCH 1,
                                       ENDED         OCTOBER 31,     1999(1) TO
                                      MAY 31,      ---------------   OCTOBER 31,
                                      2002(4)       2001     2000       1999
----------------------------------  --------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  9.85       11.66    11.68      11.09
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)            0.03        0.14     0.18       0.12*
 Net realized and unrealized gain
 (loss) on investments                   0.51       -1.77     0.52       0.47
 Total from investment operations        0.54       -1.63     0.70       0.59
LESS DISTRIBUTIONS FROM:
 Net investment income                   0.12        0.18     0.19         --
 Net realized gain on investments          --          --     0.53         --
 Total distributions                     0.12        0.18     0.72         --
 Net asset value, end of period         10.27        9.85    11.66      11.68
 TOTAL RETURN(2):                        5.54      -14.18     6.24       5.32
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        128         184      139        105
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.95        1.95     1.95       2.20
 Gross expenses prior to expense
 reimbursement(3)                        2.17        2.11     2.08       2.28
 Net investment income after
 expense reimbursement(3)(5)             0.37        1.27     1.54       1.54
 Portfolio turnover rate                  129         204      239        125

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED       SEVEN MONTHS                                           JUNE 30,
                                                 NOVEMBER 30,      ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                     2002         MAY 31,         ------------------------------      OCTOBER 31,
                                                 (UNAUDITED)      2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       10.31           9.90          11.66       11.65       11.04         12.18
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       $        0.02           0.03           0.18        0.03        0.18*         0.06*
 Net realized and unrealized gain (loss)
 on investments                              $       -0.96           0.51          -1.81        0.66        0.83         -1.20
 Total from investment operations            $       -0.94           0.54          -1.63        0.69        1.01         -1.14
LESS DISTRIBUTIONS FROM:
 Net investment income                       $        0.03           0.13           0.13        0.15        0.16            --
 Net realized gain on investments            $          --             --             --        0.53        0.24            --
 Total distributions                         $        0.03           0.13           0.13        0.68        0.40            --
 Net asset value, end of period              $        9.34          10.31           9.90       11.66       11.65         11.04
 TOTAL RETURN(2):                            %       -9.09           5.52         -14.10        6.15        9.30         -9.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         109            116            123         169         127           158
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %        1.95           1.95           1.95        1.95        2.20          2.24
 Gross expenses prior to expense
 reimbursement(3)                            %        2.24           2.17           2.11        2.08        2.28          2.40
 Net investment income after expense
 reimbursement(3)(5)                         %        0.40           0.34           1.27        1.54        1.54          1.61
 Portfolio turnover rate                     %         119            129            204         239         125           116

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 58      ING Strategic Allocation Balanced Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                              CLASS A                                 CLASS B
                                                  ---------------------------------------------------------------   ------------
                                                   SIX MONTHS                                                        SIX MONTHS
                                                     ENDED       SEVEN MONTHS                                          ENDED
                                                  NOVEMBER 30,      ENDED            YEAR ENDED OCTOBER 31,         NOVEMBER 30,
                                                      2002         MAY 31,      ---------------------------------       2002
                                                  (UNAUDITED)      2002(4)       2001     2000     1999     1998    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $        9.74           9.71       10.62    10.48    10.15    12.09        9.80
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        $        0.08           0.11        0.29     0.42     0.31*    0.31*       0.04
 Net realized and unrealized gain (loss) on
 investments                                  $       -0.62           0.29       -0.86     0.34     0.46    -0.06       -0.62
 Total from investment operations             $       -0.54           0.40       -0.57     0.76     0.77     0.25       -0.58
LESS DISTRIBUTIONS FROM:
 Net investment income                        $        0.13           0.37        0.34     0.28     0.22     0.57        0.10
 Net realized gain on investments             $          --             --          --     0.34     0.22     1.62          --
 Total distributions                          $        0.13           0.37        0.34     0.62     0.44     2.19        0.10
 Net asset value, end of period               $        9.07           9.74        9.71    10.62    10.48    10.15        9.12
 TOTAL RETURN(2):                             %       -5.50           4.24       -5.50     7.65     7.65     2.29       -5.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      23,259         23,120      20,973   18,220   10,371    1,812         395
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          %        1.13           1.15        1.15     1.15     1.45     1.53        1.90
 Gross expenses prior to expense
 reimbursement(3)                             %        1.63           1.56        1.50     1.44     1.70     1.96        2.40
 Net investment income after expense
 reimbursement(3)(5)                          %        1.89           1.99        3.05     3.44     2.98     2.97        1.11
 Portfolio turnover rate                      %         104            101         165      195      120      115         104

                                                               CLASS B
                                             -------------------------------------------

                                             SEVEN MONTHS     YEAR ENDED       MAR. 1,
                                                ENDED         OCTOBER 31,     1999(1) TO
                                               MAY 31,      ---------------    OCT. 31,
                                               2002(2)       2001     2000       1999
-------------------------------------------  -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             9.73       10.63    10.49      10.08
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                            0.04        0.27     0.38       0.16*
 Net realized and unrealized gain (loss) on
 investments                                      0.31       -0.91     0.31       0.25
 Total from investment operations                 0.35       -0.64     0.69       0.41
LESS DISTRIBUTIONS FROM:
 Net investment income                            0.28        0.26     0.21         --
 Net realized gain on investments                   --          --     0.34         --
 Total distributions                              0.28        0.26     0.55         --
 Net asset value, end of period                   9.80        9.73    10.63      10.49
 TOTAL RETURN(2):                                 3.66       -6.14     6.91       4.07
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 217         125      115        123
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                              1.90        1.90     1.90       2.20
 Gross expenses prior to expense
 reimbursement(3)                                 2.31        2.25     2.19       2.45
 Net investment income after expense
 reimbursement(3)(5)                              1.21        2.30     2.69       2.23
 Portfolio turnover rate                           101         165      195        120

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED       SEVEN MONTHS                                           JUN. 30,
                                                 NOVEMBER 30,      ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                     2002         MAY 31,         ------------------------------       OCT. 31,
                                                 (UNAUDITED)      2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        9.76           9.69          10.59       10.46       10.18         10.72
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       $        0.06           0.90           0.24        0.32        0.23*         0.08*
 Net realized and unrealized gain (loss)
 on investments                              $       -0.64           0.27          -0.88        0.36        0.46         -0.62
 Total from investment operations            $       -0.58           0.36          -0.64        0.68        0.69         -0.54
LESS DISTRIBUTIONS FROM:
 Net investment income                       $        0.04           0.29           0.26        0.21        0.19            --
 Net realized gain on investments            $          --             --             --        0.34        0.22            --
 Total distributions                         $        0.04           0.29           0.26        0.55        0.41            --
 Net asset value, end of period              $        9.14           9.76           9.69       10.59       10.46         10.18
 TOTAL RETURN(2):                            %       -5.92           3.74          -6.18        6.81        6.88         -5.04
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         195            240            251         275         304           171
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %        1.88           1.90           1.90        1.90        2.20          2.24
 Gross expenses prior to expense
 reimbursement(3)                            %        2.38           2.31           2.25        2.19        2.45          2.67
 Net investment income after expense
 reimbursement(3)(5)                         %        1.15           1.23           2.30        2.69        2.23          2.26
 Portfolio turnover rate                     %         104            101            165         195         120           115

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Income Fund       59

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Research Enhanced Index Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund

FIXED INCOME FUNDS
ING Aeltus Money Market Fund
ING Bond Fund
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund
ING Global Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected the Funds' performance during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING Growth Fund
  ING Small Company Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Technology Fund
  ING Strategic Allocation Growth
    Fund
  ING Strategic Allocation Balanced
    Fund
  ING Strategic Allocation Income
    Fund

  [ING FUNDS LOGO]                         AFDEPROS0303-030103

       PROSPECTUS

    [GLOBE GRAPHIC]
       March 1, 2003

       Classes A, B and C
                                                 FIXED INCOME FUNDS
                                                 ING Bond Fund
                                                 ING Government Fund
                                                 ING Aeltus Money Market Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    FIXED INCOME FUNDS
    ING Bond Fund                                            4
    ING Government Fund                                      6
    ING Aeltus Money Market Fund                             8

    WHAT YOU PAY TO INVEST                                  10
    SHAREHOLDER GUIDE                                       14
    MANAGEMENT OF THE FUNDS                                 21
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      22
    MORE INFORMATION ABOUT RISKS                            23
    FINANCIAL HIGHLIGHTS                                    27
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  The Bond and ING Government Funds may suit you if you:

  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

  ING's Aeltus Money Market Fund may suit you if you:

  - seek high current return, consistent with the preservation of capital and liquidity.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
FIXED INCOME      Bond Fund                                              Provide as high a level of
FUNDS             Adviser: ING Investments, LLC                          total return as is consistent
                  Sub-Adviser: Aeltus Investment Management, Inc.        with reasonable risk


                  ING Government Fund                                    Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Aeltus Money Market Fund                               Provide high current return
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: Aeltus Investment Management, Inc.        preservation of capital and
                                                                         liquidity

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Credit, interest rate, repayment and other risks that
payment of principal and interest by the U.S.             accompany an investment in government bonds and mortgage
Government, its agencies or instrumentalities.            related investments. Generally has less credit risk than
                                                          other income funds.


High quality money market instruments.                    Credit, interest rate, repayment and other risks that
                                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Bond Fund invests at least 80% of its assets in:

- High-grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in ING Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 4      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




  1993    1994    1995    1996    1997    1998    1999    2000    2001   2002
  -----   -----   -----   -----   -----   -----   -----   -----   ----   ----
                  16.26%   2.46%   7.19%   8.09%  -1.00%   9.21%  8.36%  8.17%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.57%
                            1st quarter 1996: -1.76%
           Fund's year-to-date total return as of December 31, 2002:
                                     8.17%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   3.06           5.47                  5.95
Class A Return After Taxes on Distributions(2)                  %   1.66           3.29                  3.71
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   1.85           3.25                  3.62
Class B Return Before Taxes(3)                                  %   2.31           5.21(1)                N/A
Class C Return Before Taxes(4)                                  %   6.32           5.54(1)                N/A
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  10.25           7.55                  7.84(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset Backed Securities Index.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is 7.88% for the period beginning March 1, 1999. Index return for Class C is 7.55% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           ING Bond Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                           Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Government invests at least 80% of its assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing ING Government Aeltus:

- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING Government may, at times, emphasize one type of U.S. Government security over another.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in ING Government are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                         [INVESTMENT PERFORMANCE CHART]




  1993    1994    1995    1996    1997    1998    1999    2000     2001    2002
  -----   -----   ----    -----   -----   -----   -----   -----   ------   -----
                  15.12%   1.44%   8.59%   7.47%  -0.62%  10.14%    6.73%   8.44%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  4.97%
                            1st quarter 1996: -1.99%
           Fund's year-to-date total return as of December 31, 2002:
                                     8.44%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   3.28           5.33                  5.91
Class A Return After Taxes on Distributions(2)                  %   1.93           3.36                  3.80
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   1.99           3.27                  3.66
Class B Return Before Taxes(3)                                  %   2.66           5.22(1)                N/A
Class C Return Before Taxes(4)                                  %   6.69           5.52(1)                N/A
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(5)                    %   9.64           7.44                  7.20(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is 7.76% for the period beginning March 1, 1999. Index return for Class C is 7.52% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING Government Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. Aeltus seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 8      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                             1993     1994     1995     1996     1997     1998    1999    2000     2001     2002
                                             -----    -----    -----    -----    -----    ----    ----    -----    -----    -----
                                                                5.99%    5.41%    5.45%   5.32%   4.98%    6.07%    3.85%    1.27%

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.56%
                            4th quarter 2002: 0.24%
           Fund's year-to-date total return as of December 31, 2002:
                                     1.27%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Money Fund Report Averages(TM)/All Taxable Index.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A                                                         %    1.27           4.28                  4.81
Class B(2)                                                      %   -4.70           2.25(1)                N/A
Class C(3)                                                      %    0.27           4.16                   N/A
Money Fund Report Averages(TM)/ All Taxable Index (reflects
no deduction for fees, expenses or taxes)(4)                    %    1.27           4.00                  4.49(5)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(3) Reflects deduction of deferred sales charge of 1.00% for 1 year returns.

(4) The Money Fund Report Averages(TM)/All Taxable Index (formerly IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(5) The Money Fund Report Average(TM)/All Taxable Index return is for the period beginning April 1, 1994.

      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Aeltus Money Market Fund       9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                         CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF
  OFFERING PRICE)
 Fixed Income Funds (except Aeltus Money Market
  Funds)                                                    4.75          none          none
 Aeltus Money Market Fund                                   none          none          none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR
  SALES PRICE, WHICHEVER IS LESS)
 All Funds                                                  none(2)       5.00(3)       1.00(4)

                                                  (1) The Funds do not impose
                                                      any front-end sales charge
                                                      (load) on reinvested
                                                      dividends or exchanges.

                                                  (2) A contingent deferred
                                                      sales charge (CDSC) of no
                                                      more than 1.00% may be
                                                      assessed on certain
                                                      redemptions of Class A
                                                      shares that were purchased
                                                      without an initial sales
                                                      charge. Please see page
                                                      15.

                                                  (3) Imposed upon redemption
                                                      within the first year,
                                                      declining to 1.00% on
                                                      shares redeemed in the
                                                      sixth year. No CDSC is
                                                      charged thereafter. Please
                                                      see page 15.

                                                  (4) Imposed upon redemption
                                                      within the first year. No
                                                      CDSC is charged
                                                      thereafter. Please see
                                                      page 15.
OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL          WAIVERS,
                                                         SERVICE                         FUND        REIMBURSEMENTS
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING           AND             NET
FUND                                        FEE            FEES        EXPENSES(2)     EXPENSES       RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Bond                              %        0.50           0.25            0.34           1.09            -0.09            1.00
 ING Government                    %        0.50           0.25            0.38           1.13            -0.18            0.95
 Aeltus Money Market               %        0.40             --            0.30           0.70               --            0.70

 10      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Bond                               %        0.50           1.00            0.34           1.84           -0.09            1.75
 ING Government                     %        0.50           1.00            0.38           1.88           -0.18            1.70
 Aeltus Money Market                %        0.40           1.00            0.30           1.70              --            1.70

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       11

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Bond                               %        0.50           1.00            0.34           1.84           -0.09            1.75
 ING Government                     %        0.50           1.00            0.38           1.88           -0.18            1.70
 Aeltus Money Market                %        0.40             --            0.30           0.70              --            0.70

--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Money Market), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through March 31, 2003 for ING Government and Bond. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses." The amounts of each Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waivers, Reimbursements and Recoupment."

 12      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 Bond                                                           $     581          805       1,047       1,741
 ING Government                                                 $     585          817       1,068       1,784
 Aeltus Money Market                                            $      72          224         390         871

CLASS B

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Bond                                     $   687         879      1,195      1,962       187         579        995      1,962
 ING Government                           $   691         891      1,216      2,005       191         591      1,016      2,005
 Aeltus Money Market                      $   673         836      1,123      1,743       173         536        923      1,743

CLASS C

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Bond                                     $   287         579        995      2,159       187         579        995      2,159
 ING Government                           $   291         591      1,016      2,201       191         591      1,016      2,201
 Aeltus Money Market                      $   172         224        390        871        72         224        390        871

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       13

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A

- Front-end sales charge, as described on the next page (except Aeltus Money Market Fund).

- Distribution and service (12b-1) fees of 0.25% (except Aeltus Money Market
  Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00% (for all Funds except Aeltus Money Market Funds).

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund (except Aeltus Money Market Class A and Class
C) has adopted a Rule 12b-1 Plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 14      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)

Class A shares of Bond and ING Government Funds are sold subject to the following sales charge:

                               BOND AND ING GOVERNMENT
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               4.75            4.99
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

---------------

(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

AELTUS MONEY MARKET. There is no sales charge if you purchase Class A Shares of Aeltus Money Market Fund. However, if the Class A shares are exchanged for shares of another ING Fund, you will be charged the applicable sales load for that fund upon the exchange.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds except Aeltus Money Market Fund at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase, for shares of other ING Funds will be subject to the ING Funds' CDSC schedule which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  5.00%
 2nd year                                                  4.00
 3rd year                                                  3.00
 4th year                                                  3.00
 5th year                                                  2.00
 6th year                                                  1.00
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  1.00%
 After 1st year                                            none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase (except Aeltus Money Market Fund) are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Aeltus Money Market Fund, ING Lexington Money Market Trust, ING Classic Money Market Fund and ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 16      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund. RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co.
(SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       17

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 18      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The ING Aeltus Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       19

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

REDEMPTIONS BY CHECK

Class A shareholders of the ING Aeltus Money Market Fund may use checks to effect redemptions. The standard check writing privilege allows checks to be drawn in any amount of $100.00 or more. Checks drawn in amounts of less than $100.00, on uncollected funds or on insufficient funds will be returned unpaid to the payee.

The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

 20      Shareholder Guide

SUB-ADVISER                                              MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of January 31, 2003, ING managed over $32.4 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                              MANAGEMENT FEE
Bond                                                   0.50%
ING Government                                         0.50
Aeltus Money Market                                    0.40

SUB-ADVISER

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as sub-adviser to each Fund. Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of January 31, 2003, Aeltus managed over $39 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

BOND FUND

James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 14 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING GOVERNMENT FUND

ING Government Fund is managed by a team of Aeltus fixed income specialists.

AELTUS MONEY MARKET FUND

Aeltus Money Market is managed by a team of Aeltus fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson has primary responsibility for managing the Aeltus Money Market Fund. Ms. Thompson joined ING Group in 1998 and has over ten years of investment experience. Prior to joining ING Groep N.V., she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       21

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Dividends are expected normally to consist of ordinary income. Each Fund pays dividends, if any, as follows:

MONTHLY
-------
Bond
ING Government
Aeltus Money Market(1)

(1) Dividends are declared daily and paid monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of a Fund invested in another ING Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 22      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS EXCEPT AELTUS MONEY MARKET). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND). The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. A Fund eligible to enter into swaps is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET FUND). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities




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                                           More Information About Risks       23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES (ALL FUNDS). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse


 24      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.




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                                           More Information About Risks       25

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


 26      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       27

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended September 30, 2002 is unaudited.

                                                                        CLASS A
                                        ------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED       FIVE MONTHS
                                        SEPTEMBER 30,      ENDED                YEAR ENDED OCTOBER 31,
                                            2002         MARCH 31,    ------------------------------------------
                                         (UNAUDITED)      2002(4)      2001     2000     1999     1998     1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                             $       10.14          10.75        9.93     9.98    10.37    10.22    10.09
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)       $       -0.14           0.15        0.50     0.55     0.54*    0.57*    0.54*
 Net realized and unrealized gain
 (loss) on investments              $        0.83          -0.35        0.84    -0.10    -0.39     0.15     0.13
 Total from investment operations   $        0.69          -0.20        1.34     0.45     0.15     0.72     0.67
LESS DISTRIBUTIONS FROM:
 Net investment income              $        0.17           0.19        0.52     0.50     0.54     0.57     0.54
 Net realized gain on investments   $          --           0.22          --       --       --       --       --
 Total distributions                $        0.17           0.41        0.52     0.50     0.54     0.57     0.54
 Net asset value, end of period     $       10.66          10.14       10.75     9.93     9.98    10.37    10.22
 TOTAL RETURN(1):                   %        6.83          -1.87       13.84     4.62     1.43     7.27     6.89
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $      73,960         54,392      48,947   19,808   11,963    1,890    1,006
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                %        0.99           1.00        1.00     1.00     1.00     1.05     1.50
 Gross expenses prior to expense
 reimbursement(2)                   %        1.03           1.09        1.07     1.09     1.18     1.27     1.89
 Net investment income after
 expense reimbursement(2)(3)        %        2.90           3.47        4.84     5.75     5.27     5.49     5.32
 Portfolio turnover rate            %          87             51         235      362      174       77       49

                                                               CLASS B
                                   ----------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED       FIVE MONTHS     YEAR ENDED          MARCH 1,
                                   SEPTEMBER 30,      ENDED        OCTOBER 31,        1999(5) TO
                                       2002         MARCH 31,    ---------------     OCTOBER 31,
                                    (UNAUDITED)      2002(4)      2001     2000          1999
---------------------------------  ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                                10.12          10.74        9.92     9.98         10.29
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)          -0.88           0.11        0.43     0.47          0.31*
 Net realized and unrealized gain
 (loss) on investments                  1.53          -0.35        0.84    -0.11         -0.32
 Total from investment operations       0.65          -0.24        1.27     0.36         -0.01
LESS DISTRIBUTIONS FROM:
 Net investment income                  0.13           0.16        0.45     0.42          0.30
 Net realized gain on investments         --           0.22          --       --            --
 Total distributions                    0.13           0.38        0.45     0.42          0.30
 Net asset value, end of period        10.64          10.12       10.74     9.92          9.98
 TOTAL RETURN(1):                       6.47          -2.25       13.07     3.76         -0.11
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                               2,377            985         806      345           195
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                    1.74           1.75        1.75     1.75          1.75
 Gross expenses prior to expense
 reimbursement(2)                       1.76           1.84        1.82     1.84          1.93
 Net investment income after
 expense reimbursement(2)(3)            1.99           2.72        4.09     5.00          4.52
 Portfolio turnover rate                  87             51         235      362           174

                                                                                CLASS C
                                       ------------------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED       FIVE MONTHS                                                   JUNE 30,
                                       SEPTEMBER 30,      ENDED               YEAR ENDED OCTOBER 31,                1998(5) TO
                                           2002         MARCH 31,        ---------------------------------         OCTOBER 31,
                                        (UNAUDITED)      2002(4)          2001         2000          1999              1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                            $       10.11          10.73            9.91         9.97         10.37            10.31
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)      $       -0.27           0.11            0.42         0.50          0.46*            0.17*
 Net realized and unrealized
 gain (loss) on investments        $        0.92          -0.35            0.85        -0.14         -0.39             0.05
 Total from investment
 operations                        $        0.65          -0.24            1.27         0.36          0.07             0.22
LESS DISTRIBUTIONS FROM:
 Net investment income             $        0.13           0.16            0.45         0.42          0.47             0.16
 Net realized gain on
 investments                       $          --           0.22              --           --            --               --
 Total distributions               $        0.13           0.38            0.45         0.42          0.47             0.16
 Net asset value, end of period    $       10.63          10.11           10.73         9.91          9.97            10.37
 TOTAL RETURN(1):                  %        6.51          -2.29           13.08         3.76          0.66             2.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           $       1,602            886             908          598         1,052              108
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)               %        1.74           1.75            1.75         1.75          1.75             1.75
 Gross expenses prior to expense
 reimbursement(2)                  %        1.77           1.84            1.82         1.84          1.93             1.97
 Net investment income after
 expense reimbursement(2)(3)       %        2.02           2.72            4.09         5.00          4.52             4.79
 Portfolio turnover rate           %          87             51             235          362           174               77

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

(4) The Fund changed its fiscal year-end from October 31 to March 31.
(5) Commencement of offering of shares.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 28      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended September 30, 2002 is unaudited.

                                                                           CLASS A
                                            ---------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED       FIVE MONTHS
                                            SEPTEMBER 30,      ENDED              YEAR ENDED OCTOBER 31,
                                                2002         MARCH 31,    ---------------------------------------
                                             (UNAUDITED)      2002(4)      2001     2000    1999    1998    1997
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       10.13           10.70       9.94     9.86   10.29    9.99    9.79
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)           $       -0.36            0.13       0.46     0.55    0.48*   0.49*   0.51*
 Net realized and unrealized gain
 (loss) on investments                  $        1.20           -0.41       0.74     0.08   -0.45    0.31    0.21
 Total from investment operations       $        0.84           -0.28       1.20     0.63    0.03    0.80    0.72
LESS DISTRIBUTIONS FROM:
 Net investment income                  $        0.16            0.15       0.44     0.55    0.46    0.50    0.52
 Net realized gain on investments       $        0.00            0.14         --       --      --      --      --
 Total distributions                    $        0.16            0.29       0.44     0.55    0.46    0.50    0.52
 Net asset value, end of period         $       10.81           10.13      10.70     9.94    9.86   10.29    9.99
 TOTAL RETURN(1):                       %        8.31           -2.60      12.35     6.65    0.34    8.19    7.67
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $      46,309          24,148     24,711   11,413   6,009     875     531
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                    %        0.95            0.95       0.95     0.95    0.95    1.03    1.45
 Gross expenses prior to expense
 reimbursement(2)                       %        1.07            1.13       1.20     1.22    1.72    1.84    2.45
 Net investment income after expense
 reimbursement(2)(3)                    %        3.08            3.08       4.55     5.65    4.75    4.88    5.16
 Portfolio Turnover rate                %          98             167        260      139      31     181     148

                                                                  CLASS B
                                       -------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED       FIVE MONTHS    YEAR ENDED        MARCH 1,
                                       SEPTEMBER 30,      ENDED      OCTOBER 31,       1999(5) TO
                                           2002         MARCH 31,    ------------     OCTOBER 31,
                                        (UNAUDITED)      2002(4)     2001    2000         1999
-------------------------------------  -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      10.13          10.71       9.95   9.86        10.12
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)              -1.06           0.10       0.36   0.48         0.27*
 Net realized and unrealized gain
 (loss) on investments                      1.87          -0.42       0.77   0.08        -0.27
 Total from investment operations           0.81          -0.32       1.13   0.56         0.00
LESS DISTRIBUTIONS FROM:
 Net investment income                      0.12           0.12       0.37   0.47         0.26
 Net realized gain on investments           0.00           0.14         --    --            --
 Total distributions                        0.12           0.26       0.37   0.47         0.26
 Net asset value, end of period            10.82          10.13      10.71   9.95         9.86
 TOTAL RETURN(1):                           8.04          -2.99      11.52   5.88         0.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         3,175            486        512    68           152
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                        1.68           1.70       1.70   1.70         1.70
 Gross expenses prior to expense
 reimbursement(2)                           1.81           1.88       1.95   1.97         2.47
 Net investment income after expense
 reimbursement(2)(3)                        2.21           2.33       3.78   4.90         4.00
 Portfolio Turnover rate                      98            167        260   139            31

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED       FIVE MONTHS                                            JUNE 30,
                                                SEPTEMBER 30,      ENDED              YEAR ENDED OCTOBER 31,          1998(5) TO
                                                    2002         MARCH 31,        ------------------------------      OCTOBER 31,
                                                 (UNAUDITED)      2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       10.12           10.69           9.93        9.85       10.29         10.11
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)               $       -0.60            0.11           0.38        0.47        0.40*         0.15*
 Net realized and unrealized gain (loss)
 on investments                             $        1.40           -0.42           0.74        0.09       -0.45          0.17
 Total from investment operations           $        0.80           -0.31           1.12        0.56       -0.05          0.32
LESS DISTRIBUTIONS FROM:
 Net investment income                      $        0.12            0.12           0.36        0.48        0.39          0.14
 Net realized gain on investments           $        0.00            0.14             --          --          --            --
 Total distributions                        $        0.12            0.26           0.36        0.48        0.39          0.14
 Net asset value, end of period             $       10.80           10.12          10.69        9.93        9.85         10.29
 TOTAL RETURN(1):                           %        7.99           -2.95          11.50        5.89       -0.46          3.18
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       1,924             511            705         129         124           117
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                        %        1.69            1.70           1.70        1.70        1.70          1.70
 Gross expenses prior to expense
 reimbursement(2)                           %        1.82            1.88           1.95        1.97        2.47          2.51
 Net investment income after expense
 reimbursement(2)(3)                        %        2.27            2.33           3.79        4.90        4.00          4.21
 Portfolio Turnover rate                    %          98             167            260         139          31           181

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

(4) The Fund changed its fiscal year-end from October 31 to March 31.
(5) Commencement of offering of shares.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       29

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended September 30, 2002 is unaudited.

                                                                        CLASS A
                                   ----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED       FIVE MONTHS
                                   SEPTEMBER 30,      ENDED                     YEAR ENDED OCTOBER 31,
                                       2002         MARCH 31,    ----------------------------------------------------
                                    (UNAUDITED)      2002(3)       2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                         $        1.00           1.00        1.00       1.00       1.00       1.00       1.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income          $        0.07           0.01        0.05       0.06       0.05*      0.05*      0.05
 Total income from investment
 operations                     $        0.07           0.01        0.05       0.06       0.05       0.05       0.05
LESS DISTRIBUTIONS FROM:
 Net investment income          $        0.07           0.01        0.05       0.06       0.05       0.05       0.05
 Total Distributions            $        0.07           0.01        0.05       0.06       0.05       0.05       0.05
 Net asset value, end of
 period                         $        1.00           1.00        1.00       1.00       1.00       1.00       1.00
 TOTAL RETURN(2):               %        0.66           0.70        4.58       5.97       4.88       5.36       5.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                        $     187,495        205,147     209,870    194,454    181,623    161,456    156,530
 Net expenses after expense
 reimbursement(1)(5)            %        0.68           0.70        0.64       0.59       0.50       0.48       0.37
 Gross expenses prior to
 expense reimbursement(1)       %        0.68           0.70        0.64       0.65       0.64       0.72       0.91
 Net investment income after
 expense reimbursement(1)(5)    %        1.35           1.67        4.51       5.80       4.79       5.24       5.31

                                                            CLASS B
                                ---------------------------------------------------------------
                                 SIX MONTHS                                         PERIOD FROM
                                    ENDED       FIVE MONTHS       YEAR ENDED         MARCH 1,
                                SEPTEMBER 30,      ENDED          OCTOBER 31,       1999(4) TO)
                                    2002         MARCH 31,    -------------------   OCTOBER 31,
                                 (UNAUDITED)      2002(3)       2001       2000        1999
------------------------------  ---------------------------------------------------------------
Net asset value, beginning of
 period                              1.00           1.00         1.00       1.00        1.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income               0.00**         0.00**       0.03       0.05        0.03*
 Total income from investment
 operations                          0.00**         0.00**       0.03       0.05        0.03
LESS DISTRIBUTIONS FROM:
 Net investment income               0.00**         0.00**       0.03       0.05        0.03
 Total Distributions                 0.00**         0.00**       0.03       0.05        0.03
 Net asset value, end of
 period                              1.00           1.00         1.00       1.00        1.00
 TOTAL RETURN(2):                    0.16           0.29         3.55       4.92        2.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            6,976          1,880        1,199        159         148
 Net expenses after expense
 reimbursement(1)(5)                 1.67           1.70         1.64       1.59        1.50
 Gross expenses prior to
 expense reimbursement(1)            1.67           1.70         1.64       1.65        1.64
 Net investment income after
 expense reimbursement(1)(5)         0.31           0.67         3.51       4.80        3.78

                                                                                 CLASS C
                                        -----------------------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED           FIVE MONTHS                YEAR ENDED                  PERIOD FROM
                                        SEPTEMBER 30,          ENDED                  OCTOBER 31,                JUNE 30, 1998(4)
                                            2002             MARCH 31,        ----------------------------        TO OCTOBER 31,
                                         (UNAUDITED)          2002(3)          2001     2000         1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $        1.00               1.00            1.00     1.00         1.00              1.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income              $        0.01               0.01            0.05     0.06         0.05*             0.02*
 Total income from investment
 operations                         $        0.01               0.01            0.05     0.06         0.05              0.02
LESS DISTRIBUTIONS FROM:
 Net investment income              $        0.01               0.01            0.05     0.06         0.05              0.02
 Total distributions                $        0.01               0.01            0.05     0.06         0.05              0.02
 Net asset value, end of period     $        1.00               1.00            1.00     1.00         1.00              1.00
 TOTAL RETURN(2):                   %        0.66               0.70            4.58     5.97         4.88              1.75
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $       9,903             10,866          12,013    9,611        6,765               916
 Net expenses after expense
 reimbursement(1)(5)                %        0.68               0.70            0.64     0.59         0.50              0.48
 Gross expenses prior to expense
 reimbursement(1)                   %        0.68               0.70            0.64     0.65         0.64              0.72
 Net investment income after
 expense reimbursement(1)(5)        %        1.35               1.67            4.51     5.80         4.79              5.24

--------------------------------------------------------------------------------

(1) Annualized for periods less than one year.
(2) Total return is calculated assuming reinvestment of all dividends and gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) The Fund changed its fiscal year-end from October 31 to March 31.
(4) Commencement of offering of shares.

(5) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

 30      ING Aeltus Money Market Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Growth and Income Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Research Enhanced Index Fund
ING SmallCap Opportunities Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund
ING Value Opportunity Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund
ING Global Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
Strategic Allocation Growth Fund
Strategic Allocation Balanced Fund
Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected the Funds' performance during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund

  [ING FUNDS LOGO]                     AFFXDINCPROS0303-030103

       PROSPECTUS

[ABACUS PHOTO]
       March 1, 2003

       Class I
                                                 INSTITUTIONAL CLASS SHARES

                                                 INTERNATIONAL FUND
                                                 ING International Growth Fund

                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Fund
                                                 ING Small Company Fund
                                                 ING Technology Fund

                                                 DOMESTIC EQUITY INDEX FUNDS
                                                 ING Index Plus LargeCap Fund
                                                 ING Index Plus MidCap Fund
                                                 ING Index Plus SmallCap Fund

                                                 DOMESTIC EQUITY VALUE FUND
                                                 ING Value Opportunity Fund

                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Balanced Fund
                                                 ING Growth and Income Fund

                                                 FIXED INCOME FUNDS
                                                 ING Bond Fund
                                                 ING Government Fund
                                                 ING Aeltus Money Market Fund

                                                 STRATEGIC ALLOCATION FUNDS
                                                 ING Strategic Allocation Growth
                                                 Fund
                                                 ING Strategic Allocation
                                                 Balanced Fund
                                                 ING Strategic Allocation Income
                                                 Fund

       This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY]  WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    FUNDS AT A GLANCE                                        2
    INTERNATIONAL FUND
    ING International Growth Fund                            4



    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          6
    ING Small Company Fund                                   8
    ING Technology Fund                                     10



    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund                            12
    ING Index Plus MidCap Fund                              14
    ING Index Plus SmallCap Fund                            16



    DOMESTIC EQUITY VALUE FUNDS
    ING Value Opportunity Fund                              18



    DOMESTIC EQUITY AND INCOME FUNDS
    ING Balanced Fund                                       20
    ING Growth and Income Fund                              22



    FIXED INCOME FUNDS
    ING Bond Fund                                           24
    ING Government Fund                                     26
    ING Aeltus Money Market Fund                            28



    STRATEGIC ALLOCATION FUNDS
    ING Strategic Allocation Growth Fund                    32
    ING Strategic Allocation Balanced Fund                  33
    ING Strategic Allocation Income Fund                    34

    WHAT YOU PAY TO INVEST                                  36
    SHAREHOLDER GUIDE                                       38
    MANAGEMENT OF THE FUNDS                                 42
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      44
    MORE INFORMATION ABOUT RISKS                            45
    FINANCIAL HIGHLIGHTS                                    49
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Growth Fund                              Long-term capital growth
FUND              Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Growth Fund                                            Growth of Capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Small Company Fund                                     Growth of Capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Technology Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: AIC Asset Management, LLC


DOMESTIC          Index Plus LargeCap Fund                               Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Poor's 500 Composite Stock
                                                                         Price Index (S&P 500 Index),
                                                                         while maintaining a market
                                                                         level of risk

                  Index Plus MidCap Fund                                 Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's MidCap 400 Index (S&P
                                                                         400 Index), while maintaining
                                                                         a market level of risk

                  Index Plus SmallCap Fund                               Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's SmallCap 600 Index (S&P
                                                                         600 Index), while maintaining
                                                                         a market level of risk


DOMESTIC          Value Opportunity Fund                                 Growth of Capital
EQUITY VALUE      Adviser: ING Investments, LLC
FUND              Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Balanced Fund                                          Maximize total return with
EQUITY AND        Adviser: ING Investments, LLC                          reasonable safety of principal
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  Growth and Income Fund                                 Long-term capital growth and
                  Adviser: ING Investments, LLC                          income
                  Sub-Adviser: Aeltus Investment Management, Inc.


FIXED INCOME      Bond Fund                                              Provide as high a level of
FUNDS             Adviser: ING Investments, LLC                          total return as is consistent
                  Sub-Adviser: Aeltus Investment Management, Inc.        with reasonable risk

                  ING Government Fund                                    Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Aeltus Money Market Fund                               Provide high current return
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: Aeltus Investment Management, Inc.        preservation of capital and
                                                                         liquidity


STRATEGIC         Strategic Allocation Growth Fund                       Capital appreciation
ALLOCATION        Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Strategic Allocation Balanced Fund                     Provide total return (i.e.,
                  Adviser: ING Investments, LLC                          income and capital
                  Sub-Adviser: Aeltus Investment Management, Inc.        appreciation, both realized
                                                                         and unrealized)

                  Strategic Allocation Income Fund                       Provide total return
                  Adviser: ING Investments, LLC                          consistent with preservation
                  Sub-Adviser: Aeltus Investment Management, Inc.        of capital

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Common stocks principally traded in countries             Price volatility and other risks that accompany an
outside of the U.S.                                       investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during period of economic uncertainty.


Equity securities of companies in the information         Price volatility and other risks that accompany an
technology sector.                                        investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in information technology section.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to offer above-average growth potential.                  investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Credit, interest rate, repayment and other risks that
payment of principal and interest by the U.S.             accompany an investment in government bonds and mortgage
Government, its agencies or instrumentalities.            related investments. Generally has less credit risk than
                                                          other income funds.


High quality, money market instruments.                   Credit, interest rate, repayment and other risks that
                                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus Investment Management, Inc. (Aeltus) looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others: The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

   1993      1994       1995       1996       1997       1998       1999       2000       2001       2002
  -------   -------    -------    -------    -------    -------    -------    -------    -------    -------
  30.37        0.04       6.98      23.23      15.91      18.34      52.09     -21.46     -25.74     -29.80

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
               4th quarter 1999:  31.90%
               3rd quarter 2002: -24.06%
           Fund's year-to-date total return as of December 31, 2002:
                                    -29.80%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR   5 YEARS   10 YEARS
Class I Return Before Taxes                                     %  -29.80    -5.92      3.92
Class I Return After Taxes on Distributions                     %  -29.90    -7.94      1.24
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -18.30    -4.43      2.74
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -15.66    -2.61      4.30(3)

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(3) The MSCI EAFE Index return is for the period beginning January 1, 1992.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH FUND                               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus Investment Management, Inc. (Aeltus):

- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others: The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1993     1994     1995     1996     1997     1998     1999      2000       2001      2002
  -----    -----    -----    -----    -----    -----    -----    -------    ------    ------
            5.59    34.30    22.12    22.75    37.90    35.09     -12.60    -27.38    -29.05

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  23.31%
                           1st quarter 2001: -23.59%
           Fund's year-to-date total return as of December 31, 2002:
                                    -29.05%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -29.05         -3.45                   6.65
Class I Return After Taxes on Distributions                     %  -29.05         -4.98                   4.30
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -17.84         -2.52                   5.12
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -27.88         -3.84                   7.14(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Growth Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than companies included in the first two categories.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. In managing Small Company, Aeltus Investment Management, Inc. (Aeltus):

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:
The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1993      1994       1995      1996       1997       1998       1999       2000      2001       2002
  ----      ----      -------   -------    -------    -------    -------    -------   -------    -------

               1.30     48.17     13.62      33.28       1.27      31.01       7.65      3.74     -23.76

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           1st quarter 2000:  28.43%
                           3rd quarter 2002: -19.31%
           Fund's year-to-date total return as of December 31, 2002:
                                    -23.76%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -23.76           2.47                  11.06
Class I Return After Taxes on Distributions                     %   -23.76           1.36                   7.85
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -14.59           1.50                   7.78
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -20.48          -1.36                   5.92(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(3) The Russell 2000 Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TECHNOLOGY FUND                                    AIC Asset Management, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Technology invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Companies in the information technology sector include companies that AIC Asset Management, LLC (AIC) considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

- Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

- Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

AIC considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. AIC will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.

In selecting stocks for Technology, AIC looks at a company's valuation relative to its potential long-term growth rate. AIC may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if AIC determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if AIC believes that another investment offers a better opportunity.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology sector, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 10      ING Technology Fund

                                                             ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1993     1994     1995     1996     1997     1998     1999     2000     2001      2002
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
                                                                          -24.67   -42.58

(1) This figure is for the year ended December 31, 2001.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser. Formerly, Aeltus, served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as Sub-Adviser since the Fund commenced operations.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.63%
                           3rd quarter 2001: -34.92%
           Fund's year-to-date total return as of December 31, 2002:
                                    -42.58%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -42.58           -37.52                  N/A
Class I Return After Taxes on Distributions                     %   -42.58           -37.53                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -26.14           -26.93                  N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(2)          %   -40.27           -39.58(3)               N/A

(1) Class I commenced operations on March 1, 2000.

(2) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(3) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus LargeCap invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus LargeCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. Stocks that Aeltus believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus LargeCap between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus LargeCap and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus LargeCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 12      ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993     1994     1995     1996     1997     1998     1999     2000     2001      2002
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
                                      33.93%   32.50%   24.51%   -9.46%   -13.97%  -21.86%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2002: -17.34%
           Fund's year-to-date total return as of December 31, 2002:
                                    -21.86%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -21.86          0.08                  4.81
Class I Return After Taxes on Distributions                     %  -22.21         -0.28                  3.78
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -13.42         -0.08                  3.44
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %  -22.10         -0.56                  4.00(3)

(1) Class I commenced operations on December 10, 1996.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning December 1, 1996.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus LargeCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus MidCap invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus MidCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus MidCap and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus MidCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 14      ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993    1994    1995    1996    1997    1998    1999    2000    2001     2002
  -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
                                                  15.61%  19.98%  -1.59%   -12.33%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  18.79%
                           3rd quarter 2002: -15.40%
           Fund's year-to-date total return as of December 31, 2002:
                                    -12.33%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -12.33            8.31                   N/A
Class I Return After Taxes on Distributions                     %   -12.48            5.96                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    -7.42            5.82                   N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %   -14.51            6.94(3)                N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(3) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus SmallCap invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus SmallCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus SmallCap and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus SmallCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 16      ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993    1994    1995    1996    1997    1998    1999    2000    2001     2002
  -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
                                                  10.28    7.83    3.21    -12.22



(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2002: -16.87%
           Fund's year-to-date total return as of December 31, 2002:
                                    -12.22%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -12.22           1.52                   N/A
Class I Return After Taxes on Distributions                     %  -12.43           1.44                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -7.31           1.21                   N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -14.63           2.89(3)                N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

(3) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus SmallCap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus Investment Management, Inc. (Aeltus) tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 18      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

   1993    1994    1995    1996    1997    1998    1999    2000    2001   2002
  ------  ------  ------  ------  ------  ------  ------  ------  ------  -----
                                                  19.60%  8.41%   -10.15% -25.90%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  16.42%
                           3rd quarter 2002: -19.69%
           Fund's year-to-date total return as of December 31, 2002:
                                    -25.90%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -25.90             0.33                  N/A
Class I Return After Taxes on Distributions                     %   -25.90            -0.91                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -15.90             0.19                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   -22.10            -0.82(3)               N/A

(1) Class I commenced operations on February 2, 1998.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning February 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BALANCED FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Balanced allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;

- debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- money market instruments.

Aeltus Investment Management, Inc. (Aeltus) typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest in foreign debt securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

 20      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993     1994     1995     1996     1997     1998     1999     2000     2001      2002
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
  9.73     -1.73    26.18    15.34    21.09    16.52    12.27    -1.05    -4.61    -10.91

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

  4th quarter 1998  :    12.85%
  3rd quarter 2002  :    -9.44%

           Fund's year-to-date total return as of December 31, 2002:
                                    -10.91%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index), the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR   5 YEARS   10 YEARS
Class I Return Before Taxes                                     %  -10.91     1.93      7.65
Class I Return After Taxes on Distributions                     %  -11.31     0.20      5.20
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -6.69      1.05      5.41
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(1)                                                     %  -22.10    -0.56      9.34
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  10.25      7.55      7.51
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  -9.82      3.10      8.94

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3) The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus Investment Management, Inc. (Aeltus) believes have significant potential for capital appreciation or income growth or both.

In managing Growth and Income, Aeltus:

- Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.

- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 22      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1993        1994       1995       1996       1997       1998       1999       2000       2001       2002
  ----       -------    -------    -------    -------    -------    -------    -------    -------    -------
  6.58%        -0.34%     31.49%     27.83%     31.51%     14.88%     17.87%    -11.40%    -18.66%    -25.29%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  19.37%
                           3rd quarter 2002: -16.39%
           Fund's year-to-date total return as of December 31, 2002:
                                    -25.29%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                    5 YEARS
                                                                    1 YEAR     (OR LIFE OF CLASS)          10 YEARS
Class I Return Before Taxes                                     %   -25.29            -6.12                   5.52
Class I Return After Taxes on Distributions                     %   -25.54            -8.11                   2.84
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -15.52            -4.75                   4.08
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(1)                                                       %   -22.10            -0.56                   9.34

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Bond Fund invests at least 80% of its assets in:

- Investment grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing the Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 24      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993    1994     1995     1996     1997    1988     1999     2000     2001     2002
  ----    -----    -----    -----    ----    ----    ------    -----    -----    ----
  10.22%  -3.26%   17.03%    3.39%   7.91%   8.45%    -0.86%    9.58%    8.60%   8.35%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           2nd quarter 1995 :  5.78%
                            1st quarter 1994 : -2.39%
           Fund's year-to-date total return as of December 31, 2002:
                                     8.35%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   10 YEARS
Class I Return Before Taxes                                     %     8.35            6.75            6.79
Class I Return After Taxes on Distributions                     %     6.76            4.45            4.39
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %     5.08            4.25            4.24
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(1)                                                     %    10.25            7.55            7.51

(1) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          ING Bond Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                           Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Government invests at least 80% of its assets in U.S. Government securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing ING Government, Aeltus Investment Management, Inc. (Aeltus):

- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING Government may, at times, emphasize one type of U.S. Government security over another.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in ING Government are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 26      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993      1994       1995      1996      1997       1998       1999       2000       2001       2002
  ----      ----      -------   -------   -------    -------    -------    -------    -------    -------
              -1.89%    16.00%     2.29%     9.32%      7.72%     -0.38%     10.52%      6.94%      8.77%

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.12%
                            1st quarter 1996: -1.82%
           Fund's year-to-date total return as of December 31, 2002:
                                     8.77%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %    8.77            6.65                  6.46
Class I Return After Taxes on Distributions                     %    7.25            4.56                  4.20
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    5.35            4.28                  4.04
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(2)                    %    9.64            7.44                  6.77(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(3) The Lehman Brothers Intermediate Government Bond Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. Aeltus seeks to maintains a dollar-weighted average portfolio maturity of 90 days or less.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 28      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

                       1993        1994       1995       1996       1997       1998       1999       2000       2001       2002
                       ----       -------    -------    -------    -------    -------    -------    -------    -------    -------
                          3.29%      4.29%      5.99%      5.41%      5.45%      5.32%      4.98%      6.07%      3.85%      1.27%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.56%
                            4th quarter 2002: 0.24%
           Fund's year-to-date total return as of December 31, 2002:
                                     1.27%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Money Fund Report Averages(TM)/All Taxable Index.

                                                                    1 YEAR    5 YEARS   10 YEARS
Class I Return                                                  %    1.27      4.28       4.56
Money Fund Report Averages(TM)/All Taxable Index (reflects
no deduction for fees, expenses or taxes)(1)                    %    1.27      4.00       4.26

(1) The Money Fund Report Averages(TM)/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by

    iMoneyNet, Inc.

      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Aeltus Money Market Fund       29

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION INCOME FUND

OBJECTIVES

Strategic Allocation Growth seeks to provide capital appreciation.

Strategic Allocation Balanced seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Strategic Allocation Income seeks to provide total return consistent with preservation of capital.

INVESTMENT STRATEGIES

Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.
- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.
- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Under normal market conditions, Aeltus Investment Management, Inc. (Aeltus) allocates the assets of each Strategic Allocation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield instruments) and money market instruments. To remain consistent with each Strategic Allocation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Strategic Allocation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Strategic Allocation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Strategic Allocation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

- Expected dividend yields and growth rates.
- Bond yields.
- Current relative value compared to historic averages.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

The success of each Strategic Allocation Fund's strategy depends significantly on Aeltus' skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Strategic Allocation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Strategic Allocation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be

 30      ING Strategic Allocation Funds

                                                  ING STRATEGIC ALLOCATION FUNDS
--------------------------------------------------------------------------------

affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

   ASSET CLASS

                                              STRATEGIC         STRATEGIC         STRATEGIC
                                              ALLOCATION        ALLOCATION        ALLOCATION               ASSET CLASS
                                                GROWTH         BALANCED(1)        INCOME(2)          COMPARATIVE INDICES(3)
     EQUITIES
     DOMESTIC STOCKS
     Range
                                           0-100%            0-80%             0-70%             Russell 3000
     Benchmark
                                           70%               55%               35%
     INTERNATIONAL STOCKS
     Range
                                           0-20%             0-10%             0-10%             Morgan Stanley Capital
     Benchmark
                                           10%               5%                0%                International Europe,
                                                                                                 Australia and Far East Index
     FIXED INCOME
     U.S. DOLLAR BONDS
     Range
                                           0-40%             0-70%             0-100%            Lehman Brothers
     Benchmark
                                           20%               35%               55%               Aggregate Bond Index
     MONEY MARKET INSTRUMENTS
     Range
                                           0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
     Benchmark
                                           0%                5%                10%



(1) Strategic Allocation Balanced will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Strategic Allocation Income will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(3) The Asset Class Comparative Indices are components of the Composite Indices used by Aeltus as a benchmark to compare the performance of each Fund. See page 35 for a description of each Asset Class Comparative Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Strategic Allocation Funds       31

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




1993   1994    1995    1996     1997     1998    1999     2000     2001     2002
----   ----    ----    -----    -----    ----    -----    -----    -----    -----

               23.62   23.17    19.38    4.54    14.82    -2.33    -12.01   -14.88

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Growth Fund. Prior to that date, the name of the Fund was "ING Ascent Fund."

            Best and worst quarterly performance during this period:
                            2nd quarter 1997:  10.57%
                            3rd quarter 2002: -15.33%
           Fund's year-to-date total return as of December 31, 2002:
                                    -14.88%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -14.88          -2.57                   6.03
Class I Return After Taxes on Distributions                     %   -15.05          -3.68                   3.36
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    -9.14          -2.37                   3.94
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -21.54          -0.71                   9.84(3)
Strategic Allocation Growth Composite (reflects no deduction
for fees, expenses or taxes)(4)                                 %   -14.98           1.06                   8.96(5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Growth Composite return is for the period beginning January 1, 1995.

 32      ING Strategic Allocation Growth Fund

                                          ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




1993   1994    1995    1996     1997     1998    1999     2000     2001      2002
----   ----    ----    -----    -----    ----    -----    -----    -----    ------

               21.05   18.59    16.95    4.11    10.40    -0.75    -7.51    -10.25

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Balanced Fund. Prior to that date, the name of the Fund was "ING Crossroads Fund."

            Best and worst quarterly performance during this period:
                           2nd quarter 1997:   8.71%
                           3rd quarter 2002: -11.59%
           Fund's year-to-date total return as of December 31, 2002:
                                    -10.25%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -10.25          -1.08                   5.97
Class I Return After Taxes on Distributions                     %   -10.73          -2.31                   3.49
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    -6.29          -1.33                   3.85
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -21.54          -0.71                   9.84(3)
Strategic Allocation Balanced Composite (reflects no
deduction for fees, expenses or taxes)(4)                       %    -9.51           2.78                   9.09(5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Balanced Composite return is for the period beginning January 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Strategic Allocation Balanced Fund       33

ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




1993   1994    1995    1996     1997     1998    1999     2000    2001    2002
----   ----    ----    -----    -----    ----    -----    ----    ----    -----

               18.90   14.41    12.52    6.28     7.46    3.74    -2.77   -5.18

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Income Fund. Prior to that date, the name of the Fund was "ING Legacy Fund."

            Best and worst quarterly performance during this period:
                            2nd quarter 1997:  6.67%
                            3rd quarter 2002: -6.74%
           Fund's year-to-date total return as of December 31, 2002:
                                     -5.18%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Strategic Allocation Income Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -5.18            1.78                  6.64
Class I Return After Taxes on Distributions                     %   -5.80            0.29                  3.91
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -3.18            0.78                  4.20
LBAB Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %   10.25            7.55                  8.61(3)
Strategic Allocation Income Composite (reflects no deduction
for fees, expenses or taxes)(4)                                 %   -2.28            4.75                  9.03(5)

(1) Class I commenced operations on January 4, 1995.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(3) The LBAB Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Income Fund Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Income Composite return is for the period beginning January 1, 1995.

 34      ING Strategic Allocation Income Fund

                                                               BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley Capital International-Europe, Australia,
                                                          Far East Index is a market value-weighted average of the
                                                          performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.


U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index is a widely
                                                          recognized, unmanaged index of publicly issued fixed rate
                                                          U.S. Government, investment grade, mortgage-backed and
                                                          corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to
                                                          cash because their maturity is only three months.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS I

                                                      DISTRIBUTION                      TOTAL
                                                      AND SERVICE                       FUND            WAIVERS,
                                         MANAGEMENT     (12B-1)          OTHER        OPERATING      REIMBURSEMENTS        NET
FUND                                        FEE           FEES        EXPENSES(2)     EXPENSES     AND RECOUPMENT(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 International Growth              %        0.85            --           0.73           1.58              0.22             1.36
 Growth                            %        0.70            --           0.26           0.96                --             0.96
 Small Company                     %        0.85            --           0.22           1.07                --             1.07
 Technology                        %        1.05            --           1.30           2.35             -0.85             1.50
 Index Plus LargeCap               %        0.45            --           0.24           0.69                --             0.69
 Index Plus MidCap                 %        0.45            --           0.61           1.06             -0.31             0.75
 Index Plus SmallCap               %        0.45            --           1.41           1.86             -1.11             0.75
 Value Opportunity                 %        0.70            --           0.67           1.37             -0.27             1.10
 Balanced                          %        0.80            --           0.34           1.14                --             1.14
 Growth and Income                 %        0.68            --           0.23           0.91                --             0.91
 Bond                              %        0.50            --           0.34           0.84             -0.09             0.75
 ING Government                    %        0.50            --           0.38           0.88             -0.18             0.70
 Aeltus Money Market               %        0.40            --           0.30           0.70                --             0.70
 Strategic Allocation Growth       %        0.80            --           0.45           1.25             -0.25             1.00
 Strategic Allocation Balanced     %        0.80            --           0.37           1.17             -0.22             0.95
 Strategic Allocation Income       %        0.80            --           0.51           1.31             -0.41             0.90

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Growth, Balanced, Growth and Income and Money Market) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least May 31, 2003 except for Bond and ING Government which will continue at least through March 31, 2003 and International Growth which will continue at least through October 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fee and/or administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses". The amounts of each Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waivers, Reimbursements and Recoupment."

 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I FUND                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------
 International Growth                                             $138       $477       $  840       $1,860
 Growth                                                             98        306          531        1,178
 Small Company                                                     109        340          590        1,306
 Technology                                                        238        733        1,255        2,686
 Index Plus LargeCap                                                70        221          384          859
 Index Plus MidCap                                                 108        337          585        1,294
 Index Plus SmallCap                                               189        585        1,006        2,180
 Value Opportunity                                                 139        434          750        1,646
 Balanced                                                          116        362          628        1,386
 Growth and Income                                                  93        290          504        1,120
 Bond                                                               86        268          466        1,037
 ING Government                                                     90        281          488        1,084
 Aeltus Money Market                                                72        224          390          871
 Strategic Allocation Growth                                       127        397          686        1,511
 Strategic Allocation Balanced                                     119        372          644        1,420
 Strategic Allocation Income                                       133        415          718        1,579
------------------------------------------------------------------------------------------------------------

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

- The minimum additional investment is $100,000, except that Class I shareholders who were eligible to purchase shares with a minimum initial investment of $1,000 will be allowed to make subsequent minimum investments of $1,000.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

MARKET TIMERS
A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS
The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the Fund and mail
                    completed Application.   them to the address on
                    Please indicate your     the account statement.
                    investment               Remember to write your
                    professional on the      account number on the
                    New Account              check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 38      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.
 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.
 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each Class I share of each Fund is calculated by taking the value of the Fund's assets attributable to the Class I shares, subtracting the Fund's liabilities attributable to the Class I shares, and dividing by the number Class I shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The ING Aeltus Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

 40      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, ($500 for shareholders holding Class I shares as of February 28, 2002), other than as a result of a decline in the NAV per share.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of January 31, 2003, ING managed over $32.4 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                      MANAGEMENT
FUND                                                     FEE
International Growth                                     0.85%
Growth                                                   0.70
Small Company                                            0.85
Technology                                               1.05
Index Plus LargeCap                                      0.45
Index Plus MidCap                                        0.45
Index Plus SmallCap                                      0.45
Value Opportunity                                        0.70
Balanced                                                 0.80
Growth and Income                                        0.68
Bond                                                     0.50
ING Government                                           0.50
Aeltus Money Market                                      0.40
Strategic Allocation Growth                              0.80
Strategic Allocation Balanced                            0.80
Strategic Allocation Income                              0.80

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as Sub-Adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of January 31, 2003, Aeltus managed over $39 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other Aeltus advised funds since 1998. Prior to joining Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.

VALUE OPPORTUNITY FUND

Value Opportunity is managed by a team of Aeltus equity investment specialists led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Value Opportunity since October 2002. Mr. Townswick also manages the Growth and Income Fund and co-manages small- and mid-cap portfolios and has served as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists.

GROWTH FUND

Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with Aeltus.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP FUNDS

Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a

 42      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

BALANCED FUND

Balanced is managed by a team of investment professionals led by Neil Kochen and James Kauffmann.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

James B. Kauffmann co-manages the Balanced Fund. Mr. Kauffman joined ING Groep N.V. in 1996 and has over 16 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

GROWTH AND INCOME FUND

Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

BOND FUND

James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 14 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING GOVERNMENT FUND

ING Government Fund is managed by a team of Aeltus fixed income specialists.

AELTUS MONEY MARKET FUND

Aeltus Money Market is managed by a team of Aeltus fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson has primary responsibility for managing the Aeltus Money Market Fund. Ms. Thompson joined ING Groep N.V. in 1998 and has over ten years of investment experience. Prior to joining ING Groep N.V., she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.

STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME

The ING Strategic Allocation Funds are managed by a team of Aeltus investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

TECHNOLOGY FUND

AIC ASSET MANAGEMENT, LLC

AIC Asset Management, LLC (AIC), 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to Technology. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with Technology's investment objective, policies and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology. As of January 31, 2003, AIC had more than $67.5 million in assets under management.

Ronald E. Elijah, managing member of AIC, has been co-managing Technology since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999). Roderick R. Berry, a member of AIC, has served as co-portfolio manager of Technology since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team (March 1995 to March 1999).




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       43

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends if any, as follows:

ANNUALLY(1)           ANNUALLY(1)          MONTHLY(2)
-----------           -----------          ----------
International Growth  Balanced             Bond
Growth                Growth and Income    ING Government
Small Company                              Aeltus Money
Technology                                 Market(3)
Index Plus LargeCap
Index Plus MidCap
Index Plus SmallCap
Value Opportunity
Strategic Allocation
  Growth
Strategic Allocation
  Balanced
Strategic Allocation
  Income

(1) Distributions are normally expected to consist primarily of capital gains.

(2) Dividends are expected normally to consist of ordinary income.

(3) Dividends are declared daily and paid monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Class.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 44      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS EXCEPT AELTUS MONEY MARKET). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND, BALANCED, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING GOVERNMENT). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       45

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT BOND, ING GOVERNMENT AND AELTUS MONEY MARKET). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MORTGAGE-RELATED SECURITIES (BALANCED, GROWTH AND INCOME, BOND, ING GOVERNMENT, AELTUS MONEY MARKET, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT INTERNATIONAL GROWTH, TECHNOLOGY AND AELTUS MONEY MARKET). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not


 46      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT AELTUS MONEY MARKET). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

CONCENTRATION (TECHNOLOGY). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which include the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       47

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Advisor might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


 48      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       49

ING INTERNATIONAL GROWTH FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on October 31, 2002, the financial statements have been audited by PricewaterhouseCoopers, independent accountants. For the periods ending on or before October 31, 2001, the financial statements have been audited by KPMG LLP, former independent auditors.

                                                                               YEAR ENDED OCTOBER 31,
                                                                     -------------------------------------------
                                                                     2002(2)    2001     2000     1999     1998
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                              $     7.32     13.57    13.78    11.87    13.65
 Income from investment operations:
 Net investment income or loss                                   $     0.00*+   -0.01    -0.09     0.01+    0.02+
 Net realized and change in unrealized gain or loss on
 investments                                                     $    -1.86+    -4.17     1.47     3.09     1.06
Total from investment operations                                 $    -1.86     -4.18     1.38     3.10     1.08
Less distributions from:
 Net investment income                                           $       --        --       --     0.59     0.40
 Net realized gains on investments                               $       --      2.07     1.59     0.60     2.46
 Total distributions                                             $       --      2.07     1.59     1.19     2.86
 Net asset value, end of year                                    $     5.46      7.32    13.57    13.78    11.87
 TOTAL RETURN(1):                                                %   -25.41    -35.47     9.16    28.10    10.22
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                                 $   17,098    27,777   46,655   42,605   34,556
 Net expenses after expense reimbursement(3)                     %     1.36      1.35     1.24     1.35     1.48
 Gross expenses prior to expense reimbursement                   %     1.53      1.35     1.24     1.53     1.67
 Net investment income or loss after expense
 reimbursement(3)                                                %     0.04     -0.14    -0.30     0.09     0.15
 Portfolio turnover rate                                         %      299       222      182      176      153

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as sub-advisor.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

*  Amount represents less than $0.01 per share.

 50      ING International Growth Fund

FINANCIAL HIGHLIGHTS                                             ING GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                       SIX MONTHS
                                                          ENDED          SEVEN MONTHS
                                                      NOVEMBER 30,          ENDED                 YEAR ENDED OCTOBER 31,
                                                          2002             MAY 31,       ----------------------------------------
                                                       (UNAUDITED)         2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $            11.51             11.95         22.98      22.54      16.62      17.02
 Income from investment operations:
 Net investment income (loss)                 $            -0.01             -0.03         -0.04      -0.04      -0.01*      0.01*
 Net realized and unrealized gain (loss) on
 investments                                  $            -1.54             -0.41         -8.39       3.56       6.13       2.09
 Total from investment operations             $            -1.55             -0.44         -8.43       3.52       6.12       2.10
 Less distributions from:
 Net investment income                        $               --                --            --         --         --         --
 Net realized gains on investments            $               --                --          2.60       3.08       0.20       2.50
 Total distributions                          $               --                --          2.60       3.08       0.20       2.50
 Net asset value, end of period               $             9.96             11.51         11.95      22.98      22.54      16.62
 TOTAL RETURN(1):                             %           -13.47             -3.68        -40.54      16.65      37.09      14.78
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $           98,637           124,351       141,232    254,209    206,238    128,667
 Ratios to average net assets:
 Expenses(2)                                  %             1.04              0.96          0.91       0.87       0.94       1.00
 Net investment income (loss)(2)              %            -0.19             -0.42         -0.28      -0.09      -0.04       0.07
 Portfolio turnover rate                      %              100               143           199        183        142        170

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Growth Fund       51

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                         SIX MONTHS
                                                            ENDED          SEVEN MONTHS
                                                        NOVEMBER 30,          ENDED                YEAR ENDED OCTOBER 31,
                                                            2002             MAY 31,       --------------------------------------
                                                         (UNAUDITED)         2002(3)        2001       2000       1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $            14.15             13.17         15.26      12.46     10.43     15.55
 Income from investment operations:
 Net investment income (loss)                   $             0.01             -0.01          0.07       0.06      0.05*     0.09*
 Net realized and unrealized gain (loss) on
 investments                                    $            -2.46              1.03         -1.34       3.72      2.08     -0.90
 Total from investment operations               $            -2.45              1.02         -1.27       3.78      2.13     -0.81
 Less distributions from:
 Net investment income                          $               --              0.04          0.08       0.04      0.04        --
 Net realized gains on investments              $               --                --          0.74       0.94      0.06      4.31
 Total distributions                            $               --              0.04          0.82       0.98      0.10      4.31
 Net asset value, end of period                 $            11.70             14.15         13.17      15.26     12.46     10.43
 TOTAL RETURN(1):                               %           -11.32              7.74         -8.41      31.79     20.54     -7.47
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $          159,132           214,459       183,569    188,306    51,423    29,543
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                            %             1.11              1.07          1.09       1.10      1.23      1.32
 Gross expenses prior to expense
 reimbursement(2)                               %             1.11              1.07          1.09       1.10      1.25      1.43
 Net investment income (loss) after expense
 reimbursement(2)(4)                            %             0.22             -0.11          0.50       0.46      0.43      0.46
 Portfolio turnover rate                        %              178               200           257        333       232       212

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 52      ING Small Company Fund

FINANCIAL HIGHLIGHTS                                         ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                                     SIX MONTHS
                                                                        ENDED          SEVEN MONTHS       YEAR         MARCH 1,
                                                                    NOVEMBER 30,          ENDED           ENDED       2000(5) TO
                                                                        2002             MAY 31,       OCTOBER 31,    OCTOBER 31,
                                                                     (UNAUDITED)         2002(3)          2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $            3.84               3.90           8.58          10.00
 Income from investment operations:
 Net investment loss                                        $           -0.02              -0.04          -0.06          -0.14
 Net realized and unrealized loss on investments            $           -0.71              -0.02          -4.62          -1.28
 Total from investment operations                           $           -0.73              -0.06          -4.68          -1.42
 Net asset value, end of period                             $            3.11               3.84           3.90           8.58
 TOTAL RETURN(1):                                           %          -19.01              -1.54         -54.55         -14.20
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $             613                775            839          1,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)             %            1.50               1.50           1.50           1.50
 Gross expenses prior to expense reimbursement(2)           %            2.95               2.35           2.36           2.48
 Net investment loss after expense reimbursement(2)(4)      %           -1.13              -1.42          -1.11          -1.09
 Portfolio turnover rate                                    %              21                 59            175            124

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       53

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                       SIX MONTHS
                                                          ENDED          SEVEN MONTHS
                                                      NOVEMBER 30,          ENDED                 YEAR ENDED OCTOBER 31,
                                                          2002             MAY 31,       ----------------------------------------
                                                       (UNAUDITED)         2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $            13.78             13.83         18.79      17.48      13.78      12.43
 Income from investment operations:
 Net investment income                        $             0.07              0.07          0.14       0.07       0.11*      0.13*
 Net realized and unrealized gain (loss) on
 investments                                  $            -1.67              0.01         -5.01       1.32       3.86       2.57
 Total from investment operations             $            -1.60              0.08         -4.87       1.39       3.97       2.70
 Less distributions from:
 Net investment income                        $             0.14              0.13          0.09       0.08       0.07       0.13
 Net realized gain on investments             $               --                --            --         --       0.20       1.22
 Total distributions                          $             0.14              0.13          0.09       0.08       0.27       1.35
 Net asset value, end of period               $            12.04             13.78         13.83      18.79      17.48      13.78
 TOTAL RETURN(1):                             %           -11.61              0.51        -26.03       7.99      29.05      23.46
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $          129,573           155,948       136,852    170,673    141,377     31,671
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                          %             0.69              0.69          0.66       0.66       0.70       0.70
 Gross expenses prior to expense
 reimbursement(2)                             %             0.71              0.69          0.66       0.66       0.75       1.17
 Net investment income after expense
 reimbursement(2)(4)                          %             1.08              0.81          0.83       0.56       0.67       0.96
 Portfolio turnover rate                      %               56                87           117        104         72        124

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 54      ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                         SIX MONTHS                                                   FEBRUARY 3,
                                                           ENDED        SEVEN MONTHS                                    1998(5)
                                                        NOVEMBER 30,       ENDED          YEAR ENDED OCTOBER 31,          TO
                                                            2002          MAY 31,       --------------------------    OCTOBER 31,
                                                        (UNAUDITED)       2002(3)        2001      2000      1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         13.00           11.05        14.78     12.70     10.36       10.00
 Income from investment operations:
 Net investment income                            $          0.03            0.04         0.11      0.02      0.07*       0.04*
 Net realized and unrealized gain (loss) on
 investments                                      $         -1.85            1.96        -1.78      3.90      2.32        0.32
 Total from investment operations                 $         -1.82            2.00        -1.67      3.92      2.39        0.36
 Less distributions from:
 Net investment income                            $            --            0.05         0.04      0.06      0.05          --
 Net realized gain on investments                 $          0.10              --         2.02      1.78        --          --
 Total distributions                              $          0.10            0.05         2.06      1.84      0.05          --
 Net asset value, end of period                   $         11.08           13.00        11.05     14.78     12.70       10.36
 TOTAL RETURN(1):                                 %        -13.93           18.13       -12.52     35.42     23.14        3.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         9,752          11,459          456     2,219     6,806       6,996
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                              %          0.75            0.75         0.75      0.75      0.75        0.75
 Gross expenses prior to expense
 reimbursement(2)                                 %          1.23            1.06         1.25      1.25      1.78        2.51
 Net investment income after expense
 reimbursement(2)(4)                              %          0.44            0.37         0.53      0.38      0.55        0.57
 Portfolio turnover rate                          %            67             190          181       180       131         130

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       55

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                         SIX MONTHS                                                   FEBRUARY 3,
                                                           ENDED        SEVEN MONTHS                                    1998(5)
                                                        NOVEMBER 30,        ENDED         YEAR ENDED OCTOBER 31,          TO
                                                            2002           MAY 31,       -------------------------    OCTOBER 31,
                                                        (UNAUDITED)        2002(3)        2001      2000     1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         12.90           10.80         11.66      9.95     8.87       10.00
 Income from investment operations:
 Net investment income (loss)                     $          0.00**          0.07          0.01     -0.02     0.02*       0.02*
 Net realized and unrealized gain (loss) on
 investments                                      $         -1.80            2.03         -0.87      1.74     1.08       -1.15
 Total income from investment operations          $         -1.80            2.10         -0.86      1.72     1.10       -1.13
 Less distributions from:
 Net investment income                            $            --              --            --      0.01     0.02          --
 Net realized gain on investments                 $          0.13              --            --        --       --          --
 Total distributions                              $          0.13              --            --      0.01     0.02          --
 Net asset value, end of period                   $         10.97           12.90         10.80     11.66     9.95        8.87
 TOTAL RETURN(1):                                 %        -13.95           19.44         -7.38     17.35    12.46      -11.30
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $           377             322         3,600     4,825    5,902       5,862
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                              %          0.75            0.75          0.75      0.75     0.75        0.75
 Gross expenses prior to expense
 reimbursement(2)                                 %          2.42            1.86          1.85      1.52     2.03        2.63
 Net investment income (loss) after expense
 reimbursement(2)(4)                              %          0.07            0.10          0.09     -0.05     0.22        0.25
 Portfolio turnover rate                          %            64              61           118       134       85         100

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

 56      ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                          SIX MONTHS
                                                            ENDED        SEVEN MONTHS                                 FEBRUARY 2,
                                                         NOVEMBER 30,        ENDED         YEAR ENDED OCTOBER 31,     1998(5) TO
                                                             2002           MAY 31,       ------------------------    OCTOBER 31,
                                                         (UNAUDITED)        2002(3)        2001     2000     1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $         10.38           10.28         14.55    13.24     9.99       10.00
 Income from investment operations:
 Net investment income (loss)                      $          0.01            0.00**       -0.05    -0.01     0.03(*)     0.03(*)
 Net realized and unrealized gain (loss) on        $
 investments                                                 -1.87            0.10         -2.16     2.21     3.25       -0.04
 Total from investment operations                  $         -1.86            0.10         -2.21     2.20     3.28       -0.01
 Less distributions from:
 Net investment income                             $            --              --          0.02     0.04     0.03          --
 Net realized gains on investments                 $            --              --          2.04     0.85       --          --
 Total distributions                               $            --              --          2.06     0.89     0.03          --
 Net asset value, end of period                    $          8.52           10.38         10.28    14.55    13.24        9.99
 TOTAL RETURN(1):                                  %        -17.92            0.97        -17.02    17.52    32.88       -0.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $         4,223           4,725           320    3,550    5,455       4,625
 Ratio to average net assets:
 Net expenses after expense reimbursement(2)(4)    %          1.08            1.10          1.10     1.10     1.10        1.10
 Gross expenses prior to expense                   %
 reimbursement(2)                                             1.35            1.37          1.74     1.62     2.52        3.41
 Net investment income (loss) after expense        %
 reimbursement(2)(4)                                          0.36           -0.04          0.15     0.08     0.23        0.37
 Portfolio turnover rate                           %           185             132           172      162      125         132

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       57

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                          SIX MONTHS
                                                            ENDED        SEVEN MONTHS
                                                         NOVEMBER 30,       ENDED                 YEAR ENDED OCTOBER 31,
                                                             2002          MAY 31,       ----------------------------------------
                                                         (UNAUDITED)       2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $         11.08           11.02         14.10      13.74      12.84      14.09
 Income from investment operations:
 Net investment income                             $          0.05            0.11          0.26       0.30       0.32*      0.33*
 Net realized and unrealized gain (loss) on
 investments                                       $         -0.77            0.11         -1.85       0.90       1.53       1.02
 Total from investment operations                  $         -0.72            0.22         -1.59       1.20       1.85       1.35
 Less distributions from:
 Net investment income                             $          0.12            0.16          0.28       0.30       0.34       0.32
 Net realized gains on investments                 $            --              --          1.21       0.54       0.61       2.28
 Total distributions                               $          0.12            0.16          1.49       0.84       0.95       2.60
 Net asset value, end of period                    $         10.24           11.08         11.02      14.10      13.74      12.84
 TOTAL RETURN(1)                                   %         -6.32            2.02        -12.16       9.04      14.79      10.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $        53,738          65,971        71,759     94,149     98,717    111,887
 Ratio to average net assets:
 Expenses(2)                                       %          1.20            1.14          1.10       1.06       1.11       1.12
 Net investment income(2)                          %          0.87            1.57          2.06       2.24       2.38       2.54
 Portfolio turnover rate                           %           135             118           180        242        127         85

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 58      ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                          SIX MONTHS
                                                            ENDED        SEVEN MONTHS
                                                         NOVEMBER 30,       ENDED                 YEAR ENDED OCTOBER 31,
                                                             2002          MAY 31,       ----------------------------------------
                                                         (UNAUDITED)       2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $          9.49            9.54         14.26      16.74      15.26      18.08
 Income from investment operations:
 Net investment income                             $          0.03            0.02          0.05       0.05       0.09*      0.12*
 Net realized and unrealized gain (loss) on
 investments                                       $         -1.49           -0.03         -3.99       0.52       3.26       0.51
 Total from investment operations                  $         -1.46           -0.01         -3.94       0.57       3.35       0.63
 Less distributions from:
 Net investment income                             $          0.07            0.04          0.04       0.05       0.14       0.13
 Net realized gains on investments                 $            --              --          0.74       3.00       1.73       3.32
 Total distributions                               $          0.07            0.04          0.78       3.05       1.87       3.45
 Net asset value, end of period                    $          7.96            9.49          9.54      14.26      16.74      15.26
 TOTAL RETURN(1):                                  %        -15.39           -0.10        -28.93       3.76      23.00       3.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $       195,765         258,081       296,248    479,823    558,913    614,493
 Ratios to average net assets:
 Expenses(2)                                       %          0.95            0.91          0.86       0.83       0.86       0.88
 Net investment income(2)                          %          0.70            0.34          0.38       0.33       0.56       0.71
 Portfolio turnover rate                           %           124             132           194        167        122        160

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       59

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended September 30, 2002 is unaudited.

                                                              SIX MONTHS
                                                                 ENDED        FIVE MONTHS
                                                             SEPTEMBER 30,       ENDED              YEAR ENDED OCTOBER 31,
                                                                 2002          MARCH 31,     ------------------------------------
                                                              (UNAUDITED)       2002(4)       2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $         10.14           10.76         9.93      9.98     10.38     10.22
 Income from investment operations:
 Net investment income                                 $          0.39            0.16         0.52      0.59      0.57*     0.60*
 Net realized and change in unrealized gain or
 loss on investments                                   $          0.31           -0.36         0.86     -0.12     -0.41      0.17
 Total income (loss) from investment operations        $          0.70           -0.20         1.38      0.47      0.16      0.77
 Less distributions from:
 Net investment income                                 $          0.18            0.20         0.55      0.52      0.56      0.61
 Net realized gains on investments                     $            --            0.22           --        --        --        --
 Total distributions                                   $          0.18            0.42         0.55      0.52      0.56      0.61
 Net asset value, end of period                        $         10.66           10.14        10.76      9.93      9.98     10.38
 TOTAL RETURN(1):                                      %          6.96           -1.85        14.20      4.88      1.56      7.72
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $        41,235          34,899       38,716    31,000    34,268    41,804
 Net expenses after expense reimbursement(2)(3)        %          0.74            0.75         0.75      0.75      0.75      0.75
 Gross expenses prior to expense
 reimbursement(2)                                      %          0.78            0.84         0.82      0.84      0.93      0.97
 Net investment income after expense
 reimbursement(2)(3)                                   %          3.18            3.72         5.09      6.00      5.52      5.79
 Portfolio turnover rate                               %            87              51          235       362       174        77

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(4) The Fund changed its fiscal year-end to March 31.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 60      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended September 30, 2002 is unaudited.

                                                              SIX MONTHS
                                                                 ENDED        FIVE MONTHS
                                                             SEPTEMBER 30,       ENDED              YEAR ENDED OCTOBER 31,
                                                                 2002          MARCH 31,     ------------------------------------
                                                              (UNAUDITED)       2002(4)       2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $         10.14           10.71         9.94      9.86     10.29      9.99
 Income from investment operations:
 Net investment income                                 $          0.06            0.14         0.49      0.57      0.51*     0.53*
 Net realized and change in unrealized gain or
 loss on investments                                   $          0.80           -0.41         0.74      0.09     -0.45      0.30
 Total income from investment operations               $          0.86           -0.27         1.23      0.66      0.06      0.83
 Less distributions from:
 Net investment income                                 $          0.17            0.16         0.46      0.58      0.49      0.53
 Net realized gains on investments                     $            --            0.14           --        --        --        --
 Total distributions                                   $          0.17            0.30         0.46      0.58      0.49      0.53
 Net asset value, end of period                        $         10.83           10.14        10.71      9.94      9.86     10.29
 TOTAL RETURN(1):                                      %          8.52           -2.52        12.67      6.92      0.58      8.54
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $        17,711          17,724       19,458    11,021     9,808    13,980
 Net expenses after expense reimbursement(2)(3)        %          0.70            0.70         0.70      0.70      0.70      0.70
 Gross expenses prior to expense
 reimbursement(2)                                      %          0.83            0.88         0.95      0.97      1.47      1.51
 Net investment income after expense
 reimbursement(2)(3)                                   %          3.39            3.33         4.80      5.90      5.00      5.21
 Portfolio turnover rate                               %            98             167          260       139        31       181

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(4) The Fund changed its fiscal year-end to March 31.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       61

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended September 30, 2002 is unaudited.

                                                          SIX MONTHS
                                                             ENDED        FIVE MONTHS
                                                         SEPTEMBER 30,       ENDED                YEAR ENDED OCTOBER 31,
                                                             2002          MARCH 31,     ----------------------------------------
                                                          (UNAUDITED)       2002(4)       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $           1.00            1.00         1.00       1.00       1.00       1.00
 Income from investment operations:
 Net investment income                             $           0.01            0.01         0.05       0.06       0.05*      0.05*
 Total income from investment operations           $           0.01            0.01         0.05       0.06       0.05       0.05
 Less distributions from:
 Net investment income                             $           0.01            0.01         0.05       0.06       0.05       0.05
 Total distributions                               $           0.01            0.01         0.05       0.06       0.05       0.05
 Net asset value, end of period                    $           1.00            1.00         1.00       1.00       1.00       1.00
 TOTAL RETURN(1):                                  %           0.66            0.70         4.58       5.97       4.88       5.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $        183,373         208,063      239,531    245,774    284,594    276,024
 Net expenses after expense reimbursement(2)(3)    %           0.68            0.70         0.64       0.59       0.50       0.48
 Gross expenses prior to expense
 reimbursement(2)                                  %           0.68            0.70         0.64       0.65       0.64       0.72
 Net investment income after expense
 reimbursement(2)(3)                               %           1.35            1.67         4.51       5.80       4.79       5.24

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(4) The Fund changed its fiscal year-end to March 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 62      ING Aeltus Money Market Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                              SIX MONTHS
                                                                ENDED        SEVEN MONTHS
                                                             NOVEMBER 30,       ENDED               YEAR ENDED OCTOBER 31,
                                                                 2002          MAY 31,       ------------------------------------
                                                             (UNAUDITED)       2002(3)        2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $         10.12            9.60        12.03     12.14     11.14     14.48
 Income from investment operations:
 Net investment income                                 $          0.05            0.05         0.17      0.18      0.22*     0.24*
 Net realized and unrealized gain (loss) on
 investments                                           $         -1.24            0.62        -2.44      0.82      1.27     -0.41
 Total from investment operations                      $         -1.19            0.67        -2.27      1.00      1.49     -0.17
 Less distributions from:
 Net investment income                                 $          0.04            0.15         0.16      0.22      0.18      0.41
 Net realized gain on investments                      $            --              --           --      0.89      0.31      2.76
 Total distributions                                   $          0.04            0.15         0.16      1.11      0.49      3.17
 Net asset value, end of period                        $          8.89           10.12         9.60     12.03     12.14     11.14
 TOTAL RETURN(1):                                      %        -11.71            7.05       -19.05      8.62     13.66     -1.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $        22,999          29,599       30,463    42,626    41,936    38,012
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)        %          0.99            1.00         1.00      1.00      1.20      1.24
 Gross expenses prior to expense reimbursement(2)      %          1.31            1.25         1.16      1.10      1.26      1.43
 Net investment income (loss) after expense
 reimbursement(2)(4)                                   %          1.01            0.86         1.48      1.76      1.86      2.00
 Portfolio turnover rate                               %           126             149          242       248       132       105

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Growth Fund       63

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                    SIX MONTHS
                                                      ENDED          SEVEN MONTHS
                                                   NOVEMBER 30,         ENDED                    YEAR ENDED OCTOBER 31,
                                                       2002            MAY 31,         ------------------------------------------
                                                   (UNAUDITED)         2002(3)          2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $           10.33              9.96          11.76       11.76       11.08       13.29
 Income from investment operations:
 Net investment income                     $            0.07              0.08           0.27        0.27        0.30*       0.31*
 Net realized and unrealized gain (loss)
 on investments                            $           -0.96              0.52          -1.80        0.55        0.83       -0.37
 Total from investment operations          $           -0.89              0.60          -1.53        0.82        1.13       -0.06
 Less distributions from:
 Net investment income                     $            0.13              0.23           0.27        0.29        0.21        0.45
 Net realized gain on investments          $              --                --             --        0.53        0.24        1.70
 Total distributions                       $            0.13              0.23           0.27        0.82        0.45        2.15
 Net asset value, end of period            $            9.31             10.33           9.96       11.76       11.76       11.08
 TOTAL RETURN(1):                          %           -8.61              6.11         -13.28        7.29       10.31       -0.87
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $          30,987            37,372         37,961      49,898      48,440      37,620
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                       %            0.95              0.95           0.95        0.95        1.20        1.24
 Gross expenses prior to expense
 reimbursement(2)                          %            1.24              1.17           1.11        1.08        1.28        1.40
 Net investment income after expense
 reimbursement(2)(4)                       %            1.40              1.35           2.27        2.54        2.54        2.61
 Portfolio turnover rate                   %             119               129            204         239         125         116

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 64      ING Strategic Allocation Balanced Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

                                                    SIX MONTHS
                                                      ENDED          SEVEN MONTHS
                                                   NOVEMBER 30,         ENDED                    YEAR ENDED OCTOBER 31,
                                                       2002            MAY 31,         ------------------------------------------
                                                   (UNAUDITED)         2002(3)          2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $            9.84              9.82          10.73       10.57       10.21       12.15
 Income from investment operations:
 Net investment income                     $            0.10              0.13           0.37        0.33        0.34*       0.35*
 Net realized and unrealized gain (loss)
 on investments                            $           -0.63              0.29          -0.92        0.47        0.46       -0.07
 Total from investment operations          $           -0.53              0.42          -0.55        0.80        0.80        0.28
 Less distributions from:
 Net investment income                     $            0.16              0.40           0.36        0.30        0.22        0.60
 Net realized gain on investments          $              --                --             --        0.34        0.22        1.62
 Total distributions                       $            0.16              0.40           0.36        0.64        0.44        2.22
 Net asset value, end of period            $            9.15              9.84           9.82       10.73       10.57       10.21
 TOTAL RETURN(1):                          %           -5.41              4.34          -5.24        7.93        7.99        2.51
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $          16,027            18,994         20,201      26,494      24,107      22,352
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                       %            0.88              0.90           0.90        0.90        1.20        1.24
 Gross expenses prior to expense
 reimbursement(2)                          %            1.38              1.31           1.25        1.19        1.45        1.67
 Net investment income after expense
 reimbursement(2)(4)                       %            2.14              2.25           3.30        3.69        3.23        3.26
 Portfolio turnover rate                   %             104               101            165         195         120         115

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Income Fund       65

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth & Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Research Enhanced Index Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Real Estate Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING Classic Money Market Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUND
ING Global Real Estate
ING Global Technology Fund
ING Worldwide Growth Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING International Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUND
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING International Growth Fund
  ING Growth Fund
  ING Small Company Fund
  ING Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

  [ING FUNDS LOGO]                          AFIPROS0303-030103

                                                               [ING DIRECT LOGO]

                      PROSPECTUS
                  Class O Shares
                   March 1, 2003

                                                               Index Plus
                                                            LargeCap Fund

                                                               Index Plus
                                                              MidCap Fund

                                                               Index Plus
                                                            SmallCap Fund

                                                         ING DIRECT FUNDS

                                                                Bond Fund

                                                International Growth Fund

                                                          Technology Fund

                                                            (Sphere)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

March 1, 2003

CAPITAL APPRECIATION FUNDS
International Growth Fund (International Growth)
Technology Fund (Technology)

INCOME FUND
Bond Fund (Bond Fund)

INDEX PLUS FUNDS
Index Plus LargeCap Fund (Index Plus LargeCap)
Index Plus MidCap Fund (Index Plus MidCap)
Index Plus SmallCap Fund (Index Plus SmallCap)

This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the funds listed above is a series of ING Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word "ING" (e.g., ING International Growth Fund).

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.
- SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ING BANK, FSB (ING DIRECT), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                            3
      OBJECTIVES, INVESTMENT STRATEGIES, RISKS, AND
       PERFORMANCE                                                3
FUND EXPENSES                                                    16
OTHER CONSIDERATIONS                                             18
MANAGEMENT OF THE FUNDS                                          22
INVESTING IN THE FUNDS                                           23
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      23
      HOW TO BUY SHARES                                          24
      HOW TO SELL SHARES                                         26
      TIMING OF REQUESTS                                         27
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  27
      DIVIDENDS AND DISTRIBUTIONS                                28
      TAX INFORMATION                                            28
FINANCIAL HIGHLIGHTS                                             30
ADDITIONAL INFORMATION                                           36

                             THE FUNDS' INVESTMENTS

OBJECTIVES, INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's objective, investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund that has been in existence for at least one full calendar year shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 18.
--------------------------------------------------------------------------------

ING Investments, LLC (ING) serves as investment adviser to the ING Funds.
--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (Aeltus) serves as investment Sub-Adviser to each ING Fund except the ING Technology Fund.
--------------------------------------------------------------------------------

AIC Asset Management, LLC (AIC) serves as investment Sub-Adviser to the ING Technology Fund.
--------------------------------------------------------------------------------

CAPITAL APPRECIATION  FUNDS

ING INTERNATIONAL GROWTH FUND

OBJECTIVE
Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.

INVESTMENT STRATEGY
Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus Investment Management, Inc. (Aeltus) looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.
- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.
- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.
- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.
- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1993      1994      1995      1996      1997      1998      1999      2000      2001      2002
------    ------    ------    ------    ------    ------    ------    ------    ------    ------
 30.37      0.04      6.98     23.23     15.91     18.34     52.09    -21.46    -25.74    -29.85

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1993 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as sub-adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1999:  31.90%
                           3rd quarter 2002: -23.80%
Fund's year-to-date total return as of December 31, 2002:
                                    -29.85%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -29.85         -26.19                 N/A
Class O Return After Taxes on Distributions(1)                 %   -29.92         -26.24                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   -18.33         -20.69                 N/A
Class I Return Before Taxes                                    %   -29.80          -5.92                3.92
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                    %   -15.66          -2.61                4.30(3)

(1) Class O commenced operations on August 1, 2001.

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(3) The MSCI EAFE Index return is for the period beginning January 1, 1992.
5

ING TECHNOLOGY FUND

OBJECTIVE
Seeks long-term capital appreciation.

INVESTMENT STRATEGY
Technology invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Companies in the information technology sector include companies that AIC considers to be principally engaged in the development, production or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers and peripheral equipment.
- Telecommunications products and services.
- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.
- Data processing products and services.
- Financial services companies that collect or disseminate market, economic, and financial information.
- Internet companies and other companies engaged in, or providing products or services for e-commerce.

AIC considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. AIC will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.

In selecting stocks for Technology, AIC looks at a company's valuation relative to its potential long-term growth rate. AIC may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if AIC determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if AIC believes that another investment offers a better opportunity.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology sector, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

ING TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1993      1994      1995      1996      1997      1998      1999      2000      2001      2002
------    ------    ------    ------    ------    ------    ------    ------    ------    ------
                                                                                -24.67    -43.01

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser. Formerly, Aeltus served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as the Sub-Adviser since the Fund commenced operations.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.63%
                           3rd quarter 2001: -34.92%
Fund's year-to-date total return as of December 31, 2002:
                                    -43.01%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -43.01         -36.51                N/A
Class O Return After Taxes on Distributions(1)                 %   -43.01         -36.51                N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   -43.01         -28.64                N/A
Class I Return Before Taxes(2)                                 %   -42.58         -37.52                N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(3)                   %   -40.27         -39.58(4)             N/A

(1) Class O commenced operations on August 6, 2001.

(2) Class I commenced operations on March 1, 2000.

(3) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(4) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000.

INCOME  FUND

ING BOND FUND

OBJECTIVE
Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

INVESTMENT STRATEGY
Under normal market conditions, the Bond Fund invests at least 80% of its assets in:

- High-grade corporate bonds,
- Mortgage-related and other asset-backed securities, and
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus Investment Management, Inc. (Aeltus) to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing the Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.
- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING BOND FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1993      1994      1995      1996      1997      1998      1999      2000      2001      2002
------    ------    ------    ------    ------    ------    ------    ------    ------    ------
 10.22     -3.26     17.03      3.39      7.91      8.45     -0.86      9.58      8.60      8.12

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1993 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.78%
                            1st quarter 1994: -2.39%
Fund's year-to-date total return as of December 31, 2002:
                                     8.12%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %    8.12           7.33                  N/A
Class O Return After Taxes on Distributions(1)                 %    6.62           5.10                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    4.95           4.73                  N/A
Class I Return Before Taxes                                    %    8.35           6.75                 6.79
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                    %   10.25           7.55                 7.51

(1) Class O commenced operations on August 1, 2001.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index.

INDEX PLUS  FUNDS

ING INDEX PLUS LARGECAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus LargeCap invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus LargeCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. Stocks that Aeltus believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus LargeCap between 400 and 500 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus LargeCap and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus LargeCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1993     1994     1995     1996     1997     1998     1999     2000      2001      2002
------    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                     33.93    32.50    24.51    -9.46    -13.97    -22.02

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1997 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2002: -17.35%
Fund's year-to-date total return as of December 31, 2002:
                                    -22.02%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -22.02         -19.17                 N/A
Class O Return After Taxes on Distributions(1)                 %   -22.33         -19.58                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   -13.52         -15.37                 N/A
Class I Return Before Taxes(2)                                 %   -21.86           0.08                4.81
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   -22.10          -0.56                4.00(4)

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on December 10, 1996.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The S&P 500 Index return is for the period beginning December 1, 1996.

ING INDEX PLUS MIDCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus MidCap invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus MidCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus MidCap and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus MidCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1993     1994     1995     1996     1997     1998     1999     2000      2001      2002
------    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                                       15.61    19.98     -1.59    -12.66

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1999:  18.79%
                           3rd quarter 2002: -15.36%
Fund's year-to-date total return as of December 31, 2002:
                                    -12.66%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -12.66         -9.57                 N/A
Class O Return After Taxes on Distributions(1)                 %   -12.82         -9.78                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    -7.63         -7.67                 N/A
Class I Return Before Taxes(2)                                 %   -12.33          8.31                 N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   -14.51          6.94(4)              N/A

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.

ING INDEX PLUS SMALLCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus SmallCap invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus SmallCap, Aeltus Investment Management, Inc. (Aeltus) attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, Aeltus expects that there will be a close correlation between the performance of Index Plus SmallCap and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus SmallCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

 1993     1994     1995     1996     1997     1998     1999     2000      2001      2002
------    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                                       10.28     7.83      3.21    -12.72

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2002: -17.09%
Fund's year-to-date total return as of December 31, 2002:
                                    -12.72%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -12.72         -8.19                  N/A
Class O Return After Taxes on Distributions(1)                 %   -12.93         -8.34                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    -7.62         -6.52                  N/A
Class I Return Before Taxes(2)                                 %   -12.22          1.52                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   -14.63          2.89(4)               N/A

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $820 million.

(4) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)

                                       Service                                            Waiver
                           Management  (12b-1)                      Total Operating  Reimbursement and    Net
                              Fee        Fees    Other Expenses(2)     Expenses        Recoupment(3)    Expenses
International Growth(2)     0.85%      0.25%        0.88%             1.98%             0.37%           1.61%
Technology(3)               1.05%      0.25%        1.30%             2.60%            -0.85%           1.75%
Bond Fund(3)                0.50%      0.25%        0.34%             1.09%            -0.09%           1.00%
Index Plus LargeCap(2)      0.45%      0.25%        0.24%             0.94%             0.00%           0.94%
Index Plus MidCap(3)        0.45%      0.25%        0.61%             1.31%            -0.31%           1.00%
Index Plus SmallCap(3)      0.45%      0.25%        1.41%             2.11%            -1.11%           1.00%

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses, annualized, for the Funds' most recently completed fiscal year and fee waivers to which the investment adviser has agreed to for each Fund. Actual expenses may be greater or less than estimated. "Other Expenses" are estimated because the Funds recently commenced operations.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the investment adviser to each Fund, entered into written expense limitation agreements with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least May 31, 2003, except for Bond which will continue at least through March 31, 2003 and International Growth which will continue throughout least October 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses." The amounts of each Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waiver, Reimbursement and Recoupment."

CLASS O SHARES EXAMPLE

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5% and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
International Growth                               $164                    $586                   $1,033                  $2,277
Technology                                          263                     808                    1,380                   2,934
Bond Fund                                           111                     347                      601                   1,329
Index Plus LargeCap                                  96                     300                      520                   1,155
Index Plus MidCap                                   133                     415                      718                   1,579
Index Plus SmallCap                                 214                     661                    1,134                   2,441

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS). Each Fund may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND FUND). Bond Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Bond Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, Bond Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, Bond Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to Bond Fund's swap transactions on an ongoing basis.

TEMPORARY DEFENSIVE STRATEGIES (INTERNATIONAL GROWTH, TECHNOLOGY AND BOND
FUND). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxa-tion and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to a Fund.

HIGH YIELD SECURITIES. (ALL FUNDS EXCEPT INTERNATIONAL GROWTH AND TECHNOLOGY FUNDS) may invest in high yield securities. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Adviser to be of comparable quality. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manger in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in other investment companies to the extent permitted by a Fund's investment policies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES (BOND FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures (discussed above). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

CONCENTRATION (TECHNOLOGY FUND). The Fund concentrates (for purposes of the 1940 Act) it assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation that a fund which has securities representing a broader range of investment alternatives.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT BOND FUND AND INDEX PLUS LARGE CAP) Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

OTHER RISKS

REPURCHASE AGREEMENTS. Funds may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PARING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitation in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ALL FUNDS). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

MANAGEMENT OF THE FUNDS

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, serves as the investment adviser to the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

As of January 31, 2003, ING managed over $32.4 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEE
International Growth                       0.85%
Technology                                 1.05%
Bond Fund                                  0.50%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap                        0.45%

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING and the Board.

Founded in 1972, Aeltus is registered as an investment adviser with the SEC. Aeltus is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of January 31, 2003, Aeltus managed over $39 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists.

BOND FUND

James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 14 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS

Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

TECHNOLOGY FUND
AIC ASSET MANAGEMENT, LLC

AIC Asset Management, LLC (AIC), 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to Technology. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with Technology's investment objective, policies and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology. As of January 31, 2003, AIC had more than $67.5 million in assets under management.

Ronald E. Elijah, managing member of AIC, has been co-managing Technology since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999).

Roderick R. Berry, a member of AIC, has served as co-portfolio manager of Technology since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. If you can't invest at least $1,000 per fund to start, you may open your account with a suitable Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your application,        Fill out the investment stub from your
                                     make your check payable to ING DIRECT      confirmation statement or send a letter indicating
                                     Fund and mail to:                          your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars. The
                                                                                Funds will accept checks which are made payable to
                                                                                you and endorsed to ING DIRECT Fund.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   BY WIRE                           Not Available                              Call 1-866-BUY-FUND (866-289-3863) prior to
                                                                                sending the wire in order to obtain a confirmation
                                                                                number.
                                                                                Instruct your bank to wire funds to:
                                                                                State Street Bank & Trust
                                                                                ABA #101003621
                                                                                (continued on next page)

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
                                                                                Credit to:
                                                                                State Street Bank & Trust
                                                                                Account #7518315
                                                                                Further Credit to:
                                                                                Name of Fund Shareholder
                                                                                Account Number
                                                                                Shareholder Registration
                                                                                Federal funds wire purchase orders will be
                                                                                accepted only when the Funds' transfer agent and
                                                                                custodian bank are open for business.
                                                                                Neither the Funds nor their agents are responsible
                                                                                for the consequences of delays resulting from the
                                                                                banking or Federal Reserve wire system or from
                                                                                incomplete instructions.
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                       Submit a written request to the address    Submit a written request to the address listed
                                     listed above under "By Mail." Include:     above under "By Mail." Include:
                                     - Your name and account number.            - Your name and account number
                                     - The name of the Fund into and out of     - The name of the Fund into and out of which you
                                       which you wish to exchange.                wish to exchange.
                                     - The amount to be exchanged and the       - The amount to be exchanged and the signatures of
                                       signatures of all shareholders.            all shareholders.
                                     You may also exchange your shares by       You may also exchange your shares by calling
                                     calling 1-866-BUY-FUND (866-289-3863).     1-866-BUY-FUND (866-289-3863).
                                     Please be prepared to provide:             Please be prepared to provide:
                                     - The Funds' names.                        - The Funds' names.
                                     - Your account number(s).                  - Your account number(s).
                                     - Your Social Security number or           - Your Social Security number or taxpayer
                                       taxpayer identification number.          identification number.
                                     - Your address.                            - Your address.
                                     - The amount to be exchanged.              - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY WIRE                   Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Investors purchasing through ING Direct Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. Eastern Time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Adviser or Distributor may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Adviser or Distributor may refuse to accept any exchange request, especially if as a result of the exchange, in ING's judgment, it would be too difficult to invest effectively in accordance with the Funds' investment objectives.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.
- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a maximum of $100,000. Telephone redemption requests will not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

- TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts (IRAs, including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, ING Funds Distributor, LLC, the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or AIC's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid as follows:

- declared and paid monthly     Bond Fund
- declared and paid annually    All other Funds

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

For Bond Fund, dividends are expected normally to consist of ordinary income. For all other Funds, distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Funds' performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information in the table below has been derived from the Fund's financial statements, for the periods ending on October 31, 2002, the financial statements have been audited by PricewaterhouseCoopers, independent accountants. For the period ending on or before October 31, 2001, the financial statements have been audited by KPMG LLP, former independent auditors.

(for one outstanding share throughout each period)

                                                                          INTERNATIONAL GROWTH
                                                                          --------------------
                                                                                      Period From
                                                                                    August 1, 2001
                                                                   Year Ended      (Date of Initial
                                                                   October 31,    Public Offering) to
                                                                     2002(4)       October 31, 2001
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       7.28               8.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)                                     $       0.01+             -0.01
Net realized and change in unrealized gain or loss on
  investments                                                  $      -1.84              -1.12
  Total loss from investment operations                        $      -1.83              -1.13
Net asset value, end of period                                 $       5.45               7.28
  Total return(2)                                              %     -25.14             -13.44
Net assets, end of period (000's)                              $        854                 18
Ratio of net investment expenses to average net assets(1)(3)   %       1.61               1.60
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %       0.17              -0.39
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %       1.98               1.60
Portfolio turnover rate                                        %        299                222

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

(4) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as sub-advisor.

+ Per share data calculated using average number of shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                        TECHNOLOGY
                                                                                        ----------
                                                                      Six Months        Seven           Period From
                                                                         Ended         Months         August 6, 2001
                                                                     November 30,       Ended        (Date of Initial
                                                                         2002          May 31,      Public Offering) to
                                                                      (unaudited)       2002*        October 31, 2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $          3.83           3.90               4.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)                                     $         -0.01          -0.02              -0.02
Net realized and change in unrealized gain or loss on
  investments                                                  $         -0.72          -0.05              -1.01
  Total loss from investment operations                        $         -0.73          -0.07              -1.03
Net asset value, end of period                                 $          3.10           3.83               3.90
  Total return(2)                                              %        -23.76          -1.80             -20.89
Net assets, end of period (000's)                              $         1,348            610                 30
Ratio of net investment expenses to average net assets(1)(3)   %          1.75           1.75               1.75
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %         -1.53          -1.73              -1.36
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %          3.20           2.60               2.61
Portfolio turnover rate                                        %            21             59                175

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended September 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                             BOND FUND
                                                                                             ---------
                                                                       Six Months                                 Period From
                                                                         Ended            Period From           August 1, 2001
                                                                     September 30,      October 31, 2001       (Date of Initial
                                                                          2002                 to             Public Offering) to
                                                                      (unaudited)       March 31, 2002**       October 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $         10.14               10.76                   10.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $         -1.83                0.17                    0.40
Net realized and change in unrealized gain or loss on
  investments                                                  $          2.52               -0.38                   -0.03
  Total income (loss) from investment operations               $          0.69               -0.21                    0.37
LESS DISTRIBUTIONS:
From net investment income                                     $          0.17                0.19                    0.10
From net realized gains on investments                         $            --                0.22                      --
  Total distributions                                          $          0.17                0.41                    0.10
Net asset value, end of period                                 $         10.66               10.14                   10.76
  Total return(2)                                              %          6.85               -1.93                    3.55
Net assets, end of period (000's)                              $         4,921                 835                      17
Ratio of net investment expenses to average net assets(1)(3)   %          0.99                1.00                    1.00
Ratio of net investment income to average net assets(1)(3)     %          2.57                3.47                    4.84
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %          1.02                1.09                    1.07
Portfolio turnover rate                                        %            87                  51                     235

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
**  Fund changed its fiscal year end to March 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                INDEX PLUS LARGECAP
                                                                                -------------------
                                                                    Six Months     Seven         Period From
                                                                      Ended        Months      August 1, 2001
                                                                   November 30,    Ended      (Date of Initial
                                                                       2002       May 31,    Public Offering) to
                                                                   (unaudited)     2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       13.76        13.83           15.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $        0.02         0.07            0.07
Net realized and change in unrealized gain or loss on
  investments                                                  $       -1.63        -0.02           -1.90
  Total income (loss) from investment operations               $       -1.61         0.05           -1.83
LESS DISTRIBUTIONS:
From net investment income                                     $        0.12         0.12              --
From net realized gain on investments                          $          --           --              --
  Total distributions                                          $        0.12         0.12              --
Net asset value, end of period                                 $       12.03        13.76           13.83
  Total return(2)                                              %      -11.59         0.34          -11.69
Net assets, end of period (000's)                              $       2,783        1,119              18
Ratio of net investment expenses to average net assets(1)(3)   %        0.95         0.94            0.91
Ratio of net investment income to average net assets(1)(3)     %        0.86         0.50            0.58
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %        0.97         0.94            0.91
Portfolio turnover rate                                        %          56           87             117

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                 INDEX PLUS MIDCAP
                                                                                 -----------------
                                                                    Six Months     Seven         Period From
                                                                      Ended        Months      August 1, 2001
                                                                   November 30,    Ended      (Date of Initial
                                                                       2002       May 31,    Public Offering) to
                                                                   (unaudited)     2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       12.97        11.04           12.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $       -0.48         0.03            0.03
Net realized and change in unrealized gain or loss on
  investments                                                  $       -1.35         1.95           -1.41
  Total income (loss) from investment operations               $       -1.83         1.98           -1.38
LESS DISTRIBUTIONS:
From net investment income                                     $          --         0.05              --
From net realized gain on investments                          $        0.10           --              --
  Total distributions                                          $        0.10         0.05              --
Net asset value, end of period                                 $       11.05        12.97           11.04
  Total return(2)                                              %      -14.04        17.94          -11.11
Net assets, end of period (000's)                              $       3,239        2,020              30
Ratio of net investment expenses to average net assets(1)(3)   %        1.00         1.00            1.00
Ratio of net investment income to average net assets(1)(3)     %        0.21         0.15            0.28
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %        1.47         1.31            1.50
Portfolio turnover rate                                        %          67          190             181

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                INDEX PLUS SMALLCAP
                                                                                -------------------
                                                                    Six Months     Seven         Period From
                                                                      Ended        Months      August 1, 2001
                                                                   November 30,    Ended      (Date of Initial
                                                                       2002       May 31,    Public Offering) to
                                                                   (unaudited)     2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       12.85        10.79           12.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          $          --           --              --
Net realized and change in unrealized gain or loss on
  investments                                                  $       -1.81         2.06           -1.24
  Total income (loss) from investment operations               $       -1.81         2.06           -1.24
LESS DISTRIBUTIONS:
From net realized gain on investments                          $        0.13           --              --
  Total distributions                                          $        0.13           --              --
Net asset value, end of period                                 $       10.91        12.85           10.79
  Total return(2)                                              %      -14.08        19.18          -10.31
Net assets, end of period (000's)                              $       1,819        1,113              41
Ratio of net investment expenses to average net assets(1)(3)   %        1.00         1.00            1.00
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %       -0.06         0.01           -0.16
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %        2.67         2.11            2.10
Portfolio turnover rate                                        %          64           61             118

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus, contains additional information about the Funds. The
Funds' most recent annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual or semi annual reports, or other information about the Funds, by calling
1-866-BUY-FUND (866-289-3863) or writing to:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site
(http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call
1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352
  ING International Growth Fund
  ING Technology Fund
  ING Bond Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

AFOPROS0303-030103

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2003

                              ING SERIES FUND, INC.

CLASS A, CLASS B, CLASS C AND CLASS I SHARES

This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated therein by reference, and should be read in conjunction with the current Class A, Class B and Class C Prospectus and the Class I Prospectus, each dated March 1, 2003, for ING Series Fund, Inc. (the "Company"), which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined herein are used as defined in the Prospectuses.

The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Fund" and collectively, the "Funds"). The Company currently has authorized the following Funds:

              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
                        ING Technology Fund (Technology)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                        ING Government Fund (ING Government)
               ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth) ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)

The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports, are incorporated herein by reference in this Statement. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.......................................    3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES.......................    4
INVESTMENT TECHNIQUES AND RISK FACTORS................................    8
MANAGEMENT OF THE ING FUNDS...........................................   23
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS............................   32
INVESTMENT ADVISORY AGREEMENTS........................................   48
EXPENSE LIMITATION AGREEMENTS.........................................   54
SUB-ADVISORY AGREEMENTS...............................................   55
CUSTODIAN.............................................................   61
TRANSFER AGENT........................................................   61
INDEPENDENT AUDITORS..................................................   61
PRINCIPAL UNDERWRITER.................................................   61
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS...................   63
PURCHASE AND REDEMPTION OF SHARES.....................................   70
BROKERAGE ALLOCATION AND TRADING POLICIES.............................   73
CODE OF ETHICS........................................................   76
SHAREHOLDER ACCOUNTS AND SERVICES.....................................   76
NET ASSET VALUE.......................................................   77
CALCULATION OF PERFORMANCE DATA.......................................   84
PERFORMANCE COMPARISONS...............................................   88
FINANCIAL STATEMENTS..................................................   91

                        HISTORY OF ING SERIES FUND, INC.

ING Series Fund, Inc. ("Series Fund") of ("the Company") is a Maryland Corporation registered as an open-end management investment company. Series Fund was organized in June 1991 and currently consists of the following separately managed, diversified series (individually a "Fund" and collectively, the "Funds"):


                                    FUND NAME
                                    ---------
                      ING International Growth Fund
                      ING Growth Fund
                      ING Small Company Fund
                      ING Technology Fund
                      ING Index Plus LargeCap Fund
                      ING Index Plus MidCap Fund
                      ING Index Plus SmallCap Fund
                      ING Value Opportunity Fund
                      ING Balanced Fund
                      ING Growth and Income Fund
                      ING Bond Fund
                      ING Government Fund
                      ING Aeltus Money Market Fund
                      ING Strategic Allocation Growth Fund
                      ING Strategic Allocation Balanced Fund
                      ING Strategic Allocation Income Fund


Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes The Company currently offers multiple series, not all of which are offered through this Statement and the corresponding Prospectuses. The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this Statement. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income (collectively referred to as the "Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;

(2) except for International Growth and the Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (Aeltus), Sub-Adviser to all Funds except Technology Fund, or AIC Asset Management, LLC (AIC), Sub-Adviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications for all Funds other than Money Market, Growth, and International Growth are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies. The industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International Growth have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

The Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the information technology sector. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 500 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The ING Government has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund (except Money Market) may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge).

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Strategic Allocation Growth and 60% in the case of Strategic Allocation Balanced) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments, Aeltus or AIC in the case of Technology.

Each Fund, except the Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Strategic Allocation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock, which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when ING Investments, Aeltus or AIC, in the case of Technology, believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or AIC, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the

Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus or AIC must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, ING Government, Bond, Growth and Income, Balanced, and the Strategic Allocation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or AIC's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Eurodollar and Yankee Dollar Instruments

Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

International Growth may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by ING Investments or Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by AIC to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

High-Yield Instruments

All Funds (except International Growth, Technology, ING Government and Money Market) may invest in high-yield instruments, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's,S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus.

These securities include:

      (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

      (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

      (c)   any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or Aeltus seek to identify situations in which ING Investments or Aeltus believe that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Government Trust Certificates The ING Government Fund may also invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.

Short-Term Investments

The Funds may invest in the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Equity Securities

Each Fund (except ING Government and Money Market) may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Convertibles

All Funds (except ING Government) may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds (except ING Government) may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies All Funds (except Bond, ING Government and Money Market) may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Short Sales

Technology may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

Set forth in the table below is information about each Director of the Funds.

                                                     TERM OF                                NUMBER OF
                                                   OFFICE AND                             PORTFOLIOS IN
                                    POSITION(S)     LENGTH OF          PRINCIPAL           FUND COMPLEX     OTHER DIRECTORSHIPS
                                     HELD WITH        TIME        OCCUPATION(S) DURING     OVERSEEN BY            HELD BY
      NAME, ADDRESS AND AGE            FUND         SERVED(1)       THE PAST 5 YEARS     DIRECTOR/TRUSTEE     DIRECTOR/TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSON"
----------------------------------------------------------------------------------------------------------------------------------
J. SCOTT FOX(2)                    Director       Since 1997     Chief Executive         54                Mr. Fox serves as
10 State House Square                                            Officer (July 2001 to                     director of the board
Hartford, Connecticut 06107                                      present), President                       of IPC Financial
Date of Birth: 02/01/1955                                        (April 2001 to                            Network, Inc.
                                                                 present), Director,                       (January 2001 to
                                                                 Chief Operating                           present)
                                                                 Officer (April 1994
                                                                 to present), Chief
                                                                 Financial Officer
                                                                 (April 1994 to July
                                                                 2001), Managing
                                                                 Director (April 1994
                                                                 to April 2001),
                                                                 Aeltus Investment
                                                                 Management, Inc.;
                                                                 Executive Vice
                                                                 President (April 2001
                                                                 to present),
                                                                 Director, Chief
                                                                 Operating Officer
                                                                 (February 1995 to
                                                                 present), Chief
                                                                 Financial Officer,
                                                                 Managing Director
                                                                 (February 1995 to
                                                                 April 2001), Aeltus
                                                                 Capital, Inc; Senior
                                                                 Vice President -
                                                                 Operations, Aetna
                                                                 Life Insurance and
                                                                 Annuity Company,
                                                                 March 1997 to
                                                                 December 1997.
----------------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF                                NUMBER OF
                                                   OFFICE AND                             PORTFOLIOS IN
                                    POSITION(S)     LENGTH OF          PRINCIPAL           FUND COMPLEX     OTHER DIRECTORSHIPS
                                     HELD WITH        TIME        OCCUPATION(S) DURING     OVERSEEN BY            HELD BY
      NAME, ADDRESS AND AGE            FUND         SERVED(1)       THE PAST 5 YEARS     DIRECTOR/TRUSTEE     DIRECTOR/TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)             Director       February       Chief Executive         158               Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                      2001 -         Officer, ING U.S.                         (February 2002 -
Scottsdale, Arizona 85258                         Present        Financial Services                        Present); Director,
Date of Birth: 05/05/1956                                        (September 2001 -                         Equitable Life
                                                                 Present); General                         Insurance Co., Golden
                                                                 Manager and Chief                         American Life
                                                                 Executive Officer,                        Insurance Co., Life
                                                                 ING U.S. Worksite                         Insurance Company of
                                                                 Financial Services                        Georgia, Midwestern
                                                                 (December 2000 -                          United Life Insurance
                                                                 Present); Member, ING                     Co., ReliaStar Life
                                                                 Americas Executive                        Insurance Co.,
                                                                 Committee (2001 -                         Security Life of
                                                                 Present); President,                      Denver, Security
                                                                 Chief Executive                           Connecticut Life
                                                                 Officer and Director                      Insurance Co.,
                                                                 of Northern Life                          Southland Life
                                                                 Insurance Company                         Insurance Co., USG
                                                                 March 2001-October                        Annuity and Life
                                                                 2002), ING Aeltus                         Company, and United
                                                                 Holding Company, Inc.                     Life and Annuity
                                                                 (2000 - Present), ING                     Insurance Co. Inc
                                                                 Retail Holding                            (March 2001 -
                                                                 Company (1998 -                           Present); Trustee,
                                                                 Present), ING Life                        Ameribest Life
                                                                 Insurance and Annuity                     Insurance Co.,
                                                                 Company (September                        (2001-2003); Trustee,
                                                                 1997-November 2002)                       First Columbine Life
                                                                 and ING Retirement                        Insurance Co.,
                                                                 Holdings, Inc. (1997                      (2001-2002); Member
                                                                 - Present).                               of the Board,
                                                                 Formerly, General                         National Commission
                                                                 Manager and Chief                         on Retirement Policy,
                                                                 Executive Officer,                        Governor's Council on
                                                                 ING Worksite Division                     Economic
                                                                 (December 2000 -                          Competitiveness and
                                                                 October 2001),                            Technology of
                                                                 President, ING-SCI,                       Connecticut,
                                                                 Inc. (August 1997 -                       Connecticut Business
                                                                 December 2000);                           and Industry
                                                                 President, Aetna                          Association,
                                                                 Financial Services                        Bushnell; Connecticut
                                                                 (August 1997 -                            Forum; Metro Hartford
                                                                 December 2000); Head                      Chamber of Commerce;
                                                                 of National Accounts,                     and is Chairman,
                                                                 Core Sales and                            Concerned Citizens
                                                                 Marketing, Aetna U.S.                     for Effective
                                                                 Healthcare (April                         Government.
                                                                 1996 - March 1997).

----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
ALBERT E. DEPRINCE, JR.            Director       June 1998 -    Director, Business      54                None
3029 St. Johns Drive                              Present        and Economic Research
Murfreesboro, Tennessee 37129                                    Center, 1999 to
Date of Birth: 04/24/1941                                        present, and
                                                                 Professor of
                                                                 Economics and
                                                                 Finance, Middle
                                                                 Tennessee State
                                                                 University, 1991 to
                                                                 present.

MARIA T. FIGHETTI                  Director       April 1994 -   Associate               54                None
325 Piermont Road                                 Present        Commissioner for
Closter, New Jersey 07624                                        Contract Management,
Date of Birth: 09/07/1943                                        Health Services, New
                                                                 York City Department
                                                                 of Mental Health,
                                                                 Mental Retardation
                                                                 and Alcohol Services
                                                                 1996 to October 2002.

DAVID L. GROVE                     Director       June,1991 -    Private Investor and    54                None
7337 E. Doubletree Ranch Road                     Present        Economic/Financial
Scottsdale, Arizona 85258                                        Consultant (December
Date of Birth: 04/25/1918                                        1985 to present).

----------------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF                                NUMBER OF
                                                   OFFICE AND                             PORTFOLIOS IN
                                    POSITION(S)     LENGTH OF          PRINCIPAL           FUND COMPLEX     OTHER DIRECTORSHIPS
                                     HELD WITH        TIME        OCCUPATION(S) DURING     OVERSEEN BY            HELD BY
      NAME, ADDRESS AND AGE            FUND         SERVED(1)       THE PAST 5 YEARS     DIRECTOR/TRUSTEE     DIRECTOR/TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
SIDNEY KOCH                        Director       April 1994 -   Financial Adviser,      54                None
455 East 86th Street                              Present        self-employed,
New York, New York 10028                                         January 1993 to
Date of Birth: 04/22/1935                                        present.

CORINE T. NORGAARD                 Director       June 1991 -    Dean of the Barney      54                Director/Trustee,
556 Wormwood Hill                                 Present        School of Business,                       Mass Mutual Corporate
Mansfield Center, Connecticut                                    University of                             Investors (April 1997
06250                                                            Hartford (West                            - Present)
Date of Birth: 06/20/1937                                        Hartford, CT), August
                                                                 1996 to present.

EDWARD T. O'DELL                   Director       June 2002 -    Formerly,               54                None
7337 E. Doubletree Ranch Rd.                      Present        Partner/Chairman,
Scottsdale, Arizona 85258                                        Financial Service
Date of Birth: 11/26/1935                                        Group, Goodwin
                                                                 Proctor LLP (January
                                                                 1966 to September
                                                                 2000); Chairman,
                                                                 Committee I -
                                                                 International Bar
                                                                 Association (1995 to
                                                                 1999).

JOSEPH E. OBERMEYER (4)            Director       January 2003   President, Obermeyer    54                None
9909 NE 4th Avenue Rd.                            - Present      & Associates, Inc.
Miami Shores, FL 33138                                           (1999 to present) and
Date of Birth: 10/24/1957                                        Senior Manager,
                                                                 Strategic, Financial
                                                                 & Economic Consulting
                                                                 (1995 - 1999).

(1)   Directors serve until their successors are duly elected and qualified.

(2) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act") because of his relationship with ING U.S. Worksite Financial Services, and affiliate of ING Investments, LLC.

(4)   Mr. Obermeyer became a Director on January 1, 2003.

OFFICERS

Information about the ING Funds' officers is set forth in the table below:

                                      POSITIONS HELD WITH THE    TERM OF OFFICE AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                 FUND                       TIME SERVED (1)(2)(3)           THE LAST FIVE YEARS (4)
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                     President, Chief           March 2002 - Present            President and Chief Executive
7337 E. Doubletree Ranch Rd.          Executive Officer and      (For the ING Funds)             Officer, ING Capital
Scottsdale, Arizona 85258             Chief Operating Officer                                    Corporation, LLC, ING Funds
Date of Birth:  04/09/1949                                                                       Services, LLC, ING Advisors,
                                      President, Chief           February 2001 - March 2002      Inc., ING Investments, LLC,
                                      Executive Officer and      (For the Pilgrim Funds)         Lexington Funds Distributor,
                                      Chief Operating Officer                                    Inc., Express America T.C.,
                                                                                                 Inc. and EAMC Liquidation Corp.
                                      Chief Operating Officer    June 2000 - February 2001       (December 2001 - Present);
                                                                 (For the Pilgrim Funds)         Executive Vice President and
                                                                                                 Chief Operating Officer and ING
                                                                                                 Funds Distributor, LLC (June
                                                                                                 2000 - Present).  Formerly,
                                                                                                 Executive Vice President and
                                                                                                 Chief Operating Officer, ING
                                                                                                 Quantitative Management, Inc.
                                                                                                 (October 2001 - September
                                                                                                 2002), Senior Executive Vice
                                                                                                 President (June 2000 - December
                                                                                                 2000) and Secretary (April 1995
                                                                                                 - December 2000), ING Capital
                                                                                                 Corporation, LLC, ING Funds
                                                                                                 Services, LLC, ING Investments,
                                                                                                 LLC, ING Advisors, Inc.,
                                                                                                 Express America T.C., Inc. and
                                                                                                 EAMC Liquidation Corp.;
                                                                                                 Executive Vice President, ING
                                                                                                 Capital Corporation, LLC and
                                                                                                 its affiliates (May 1998 - June
                                                                                                 2000); and Senior Vice
                                                                                                 President, ING Capital
                                                                                                 Corporation, LLC and its
                                                                                                 affiliates (April 1995 - April
                                                                                                 1998).

STANLEY D. VYNER                      Executive Vice President   March 2002 - Present            Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                     (For the ING Funds)             Advisors, Inc. and ING
Scottsdale, Arizona 85258                                                                        Investments, LLC (July 2000 -
Date of Birth:  05/14/1950            Executive Vice President   July 1996 - March 2002          Present) and Chief Investment
                                                                 (For the international          Officer of the International
                                                                 portfolios of the Pilgrim       Portfolios, ING Investments,
                                                                 Funds)                          LLC (July 1996 - Present).
                                                                                                 Formerly, President and Chief
                                                                                                 Executive Officer, ING
                                                                                                 Investments, LLC (August 1996 -
                                                                                                 August 2000).

MARY LISANTI                          Executive Vice President   March 2002 - Present            Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                     (for the ING Funds)             Investments, LLC and ING
Scottsdale, Arizona 85258                                                                        Advisors, Inc. (November 1999 -
Date of Birth:  08/27/1956            Executive Vice President   May 1998 - March 2002           Present) and Chief Investment
                                                                 (For the domestic equity        Officer of the Domestic Equity
                                                                 portfolios of the Pilgrim       Portfolios, ING Investments,
                                                                 Funds)                          LLC (November 1999 - Present).
                                                                                                 Formerly, Executive Vice
                                                                                                 President, ING Quantitative
                                                                                                 Management, Inc. (July 2000 -
                                                                                                 September 2002); Executive Vice
                                                                                                 President and Chief Investment
                                                                                                 Officer for the Domestic Equity
                                                                                                 Portfolios of Northstar
                                                                                                 Investment Management
                                                                                                 Corporation, whose name changed
                                                                                                 to Pilgrim Advisors, Inc. and
                                                                                                 subsequently, became part of
                                                                                                 ING Investments, LLC  (May 1998
                                                                                                 - October 1999); and Portfolio
                                                                                                 Manager, Strong Capital
                                                                                                 Management (May 1996 - May
                                                                                                 1998).

                                      POSITIONS HELD WITH THE    TERM OF OFFICE AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                 FUND                       TIME SERVED (1)(2)(3)           THE LAST FIVE YEARS (4)
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND                     Executive Vice             March 2002 - Present            Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.          President, Assistant       (For the ING Funds)             Financial Officer and
Scottsdale, Arizona 85258             Secretary and Principal                                    Treasurer, ING Funds Services,
Date of Birth:  05/30/1958            Financial Officer                                          LLC, ING Funds Distributor,
                                                                                                 LLC, ING Advisors, Inc., ING
                                      Senior Vice President      June 1998 - March 2002          Investments, LLC, Inc.,
                                      and Principal Financial    (For the Pilgrim Funds)         Lexington Funds Distributor,
                                      Officer                                                    Inc., Express America T.C.,
                                                                                                 Inc. and EAMC Liquidation Corp.
                                      Chief Financial Officer    December 2002 - Present         (December 2001 - Present).
                                                                 (For the IPI Funds)             Formerly, Executive Vice
                                                                                                 President, Chief Financial
                                                                                                 Officer and Treasurer ING
                                                                                                 Quantitative Management
                                                                                                 (December 2001 - September
                                                                                                 2002), Senior Vice President,
                                                                                                 ING Funds Services, LLC, ING
                                                                                                 Investments, LLC and ING Funds
                                                                                                 Distributor, LLC (June 1998 -
                                                                                                 December 2001) and Chief
                                                                                                 Financial Officer of Endeavor
                                                                                                 Group (April 1997 - June 1998).

ROBERT S. NAKA                        Senior Vice President      March 2002 - Present            Senior Vice President and
7337 E. Doubletree Ranch Rd.          and Assistant Secretary    (For the ING Funds)             Assistant Secretary, ING Funds
Scottsdale, Arizona 85258                                                                        Services, LLC, ING Funds
Date of Birth:  06/17/1963            Senior Vice President      November 1999 - March 2002      Distributor, LLC, ING Advisors,
                                      and Assistant Secretary    (For the Pilgrim Funds)         Inc., ING Capital Corporation,
                                                                                                 LLC, ING Investments, LLC
                                      Assistant Secretary        July 1996 - November 1999       (October 2001 - Present) and
                                                                 (For the Pilgrim Funds)         Lexington Funds Distributor,
                                                                                                 Inc. (December 2001 -
                                                                                                 Present).  Formerly, Senior
                                                                                                 Vice President and Assistant
                                                                                                 Secretary, ING Quantitative
                                                                                                 Management, Inc. (October 2001
                                                                                                 - September 2002), Vice
                                                                                                 President, ING Investments, LLC
                                                                                                 (April 1997 - October 1999),
                                                                                                 ING Funds Services, LLC
                                                                                                 (February 1997 - August 1999)
                                                                                                 and Assistant Vice President,
                                                                                                 ING Funds Services, LLC (August
                                                                                                 1995 - February 1997).

ROBYN L. ICHILOV                      Vice President and         March 2002 - Present            Vice President, ING Funds
7337 E. Doubletree Ranch Rd.          Treasurer                  (For the ING Funds)             Services, LLC (October 2001 -
Scottsdale, Arizona 85258                                                                        Present) and ING Investments,
Date of Birth:  09/25/1967                                       May 1998 - March 2002           LLC (August 1997 - Present);
                                      Vice President and         (For the Pilgrim Funds)         Accounting Manager, ING
                                      Treasurer                                                  Investments, LLC (November 1995
                                                                 November 1997 - May 1998        - Present).
                                                                 (For the Pilgrim Funds)
                                      Vice President

KIMBERLY A. ANDERSON                  Vice President and         March 2002 - Present            Vice President and Secretary,
7337 E. Doubletree Ranch Rd.          Secretary                  (For the ING Funds)             ING Funds Services,
Scottsdale, Arizona 85258                                                                        LLC, ING Funds Distributor,
Date of Birth:  07/25/1964                                       February 2001 - March 2002      LLC, ING Advisors, Inc., ING
                                                                 (For the Pilgrim Funds)         Investments, LLC (October 2001
                                                                                                 - Present) and Lexington Funds
                                                                                                 Distributor, Inc. (December
                                                                                                 2001 - Present).  Formerly,
                                                                                                 Vice President, ING
                                                                                                 Quantitative Management, Inc.
                                                                                                 (October 2001 - September
                                                                                                 2002); Assistant Vice
                                                                                                 President, ING Funds Services,
                                                                                                 LLC (November 1999 - January
                                                                                                 2001) and has held various
                                                                                                 other positions with ING Funds
                                                                                                 Services, LLC for more than the
                                                                                                 last five years.

                                      POSITIONS HELD WITH THE    TERM OF OFFICE AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                 FUND                       TIME SERVED (1)(2)(3)           THE LAST FIVE YEARS (4)
----------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                            Assistant Vice President   April 2002 - Present            Director of Financial
7337 E. Doubletree Ranch Rd.                                     (For certain ING Funds)         Reporting, ING Investments, LLC
Scottsdale, Arizona 85258                                                                        (March 2001 - Present).
Date of Birth:  11/03/1967                                       March 2002 - Present            Formerly, Director of Financial
                                                                 (For certain ING Funds)         Reporting, Axient
                                                                                                 Communications, Inc. (May 2000
                                                                 August 2001 - March 2002        - January 2001) and Director of
                                                                 (For the Pilgrim Funds)         Finance, Rural/Metro
                                                                                                 Corporation (March 1995 - May
                                                                                                 2000).

MARIA M. ANDERSON                     Assistant Vice President   April 2002 - Present            Assistant Vice President, ING
7337 E. Doubletree Ranch Rd.                                     (For certain ING Funds)         Funds Services, LLC (October
Scottsdale, Arizona 85258                                                                        2001 - Present).  Formerly,
Date of Birth:  05/29/1958                                       March 2002 - April 2002         Manager of Fund Accounting and
                                                                 (For certain ING Funds)         Fund Compliance, ING
                                                                                                 Investments, LLC (September
                                                                 August 2001 - March 2002        1999 - November 2001); Section
                                                                 (For the Pilgrim Funds)         Manager of Fund Accounting,
                                                                                                 Stein Roe Mutual Funds (July
                                                                                                 1998 - August 1999); and
                                                                                                 Financial Reporting Analyst,
                                                                                                 Stein Roe Mutual Funds (August
                                                                                                 1997 - July 1998).

(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the ING fund complex and the name of the fund complex name changed to "ING Funds."

(4) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 -              ING Funds Services, LLC (March 2002 -
      name changed from ING Pilgrim             name changed from ING Pilgrim Group,
      Investments, LLC)                         LLC)
      ING Mutual Funds Management Co.,                ING Pilgrim Group, Inc.
            LLC (April 2001 - merged                        (February 2001 - merged into
            into ING Pilgrim                                Pilgrim Group LLC)
            Investments, LLC)                         ING Pilgrim Group, LLC (February
      ING Pilgrim Investments, Inc.                         2001 - formed)
            (February 2001 - merged into              ING Pilgrim Group, Inc.
            ING Pilgrim Investments,                        (September 2000 - name
            LLC)                                            changed from Pilgrim Group,
      ING Pilgrim Investments, LLC                          Inc.)
            (February 2001 - formed)                  Lexington Global Asset Managers,
      ING Pilgrim Investments, Inc.                         Inc. (July 2000 - merged
            (September 2000 - name                          into Pilgrim Group, Inc.)
            changed from Pilgrim                      Northstar Administrators, Inc.
            Investments, Inc.)                              (November 1999 - merged into
      Pilgrim Advisors, Inc.** (April                       Pilgrim Group, Inc.)
            2000 - merged into Pilgrim                Pilgrim Group, Inc. (October 1998
            Investments, Inc.)                              - name changed from Pilgrim
      Pilgrim Investments, Inc. (October                    American Group, Inc.)
            1998 - name changed from                  Pilgrim America Group, Inc. (April
            Pilgrim America Investments,                    1995 - name changed from
            Inc.)                                           Newco Holdings Management
      Pilgrim America Investments, Inc.                     Corporation)
            (April 1995 - name changed                Newco Holdings Management
            from Newco Advisory                             Corporation (December 1994 -
            Corporation)                                    incorporated)
      Newco Advisory Corporation
            (December 1994 -
            incorporated)
      **Pilgrim Advisors, Inc. (November
            1999 - name changed from
            Northstar Investment
            Management Corporation)

ING Funds Distributor, LLC. (October            ING Capital Corporation, LLC (March
      2002)                                           2002 - name changed from ING
      ING Funds Distributor, Inc.                     Pilgrim Capital Corporation, LLC)
            (October 2002 - merged into               ING Pilgrim Capital Corporation
            ING Funds Distributor, LLC)                     (February 2001 - merged into
      ING Funds Distributor, LLC                            ING Pilgrim Capital
            (October 2002 - formed)                         Corporation, LLC)
      ING Funds Distributor, Inc.                     ING Pilgrim Capital Corporation,
            (March 2002 - name changed                      LLC (February 2001 - formed)
            from ING Pilgrim Securities,              ING Pilgrim Capital Corporation
            Inc.)                                           (September 2000 - name
      ING Pilgrim Securities, Inc.                          changed from Pilgrim Capital
            (September 2000 - name                          Corporation)
            changed from Pilgrim                      Pilgrim Capital Corporation
            Securities, Inc.)                               (February 2000 - name
      Northstar Distributors Inc.                           changed from Pilgrim
            (November 1999 - merged into                    Holdings Corporation)
            Pilgrim Securities, Inc.)                 Pilgrim Holdings Corporation
      Pilgrim Securities, Inc. (October                     (October 1999 - name changed
            1998 - name changed from                        from Northstar Holdings,
            Pilgrim America Securities,                     Inc.)
            Inc.)                                     Northstar Holdings, Inc. (October
                                                            1999 - merged into Pilgrim
                                                            Capital Corporation)

      Pilgrim America Securities, Inc.                        Pilgrim Capital Corporation (June
            (April 1995 - name changed                              1999 - name changed from
            from Newco Distributors                                 Pilgrim America Capital
            Corporation)                                            Corporation)
      Newco Distributors Corporation                          Pilgrim Capital Corporation (June
            (December 1994                                          1999 - merged into Pilgrim
            -incorporated)                                          America Capital Corporation)
                                                              Pilgrim America Capital
                                                                    Corporation (April 1997 -
                                                                    incorporated)

ING Advisors, Inc. (March 2002 - name                   ING Quantitative Management, Inc.
      changed from ING Pilgrim Advisors,                      (September 2002 - Dissolved)
      Inc.)                                                   ING Quantitative Management,
      ING Pilgrim Advisors, Inc.                                    Inc. (March 2002 - name
            (March 2001 - name changed                              changed from ING Pilgrim
            from ING Lexington                                      Quantitative Management,
            Management Corporation)                                 Inc.)
      ING Lexington Management                                ING Pilgrim Quantitative
            Corporation (October 2000                               Management, Inc. (March 2001
            name changed from Lexington                             - name changed from Market
            Management Corporation)                                 Systems Research Advisors)
      Lexington Management Corporation                        Market Systems Research Advisors,
            (December 1996 -                                        Inc. (November 1986 -
            incorporated)                                           incorporated)

BOARD OF DIRECTORS

The Board of Directors governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

The Board of Directors has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. O'Dell (collectively the "Independent Directors"). Ms. Fighetti currently serves as Chairman and Ms. Norgaard currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the last calendar year ended December 31, 2002.

The Board of Directors has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of the Independent Directors. Dr. DePrince currently serves as Chairman and Mr. Koch currently serves as Vice Chairman of the Committee. The Contract Committee held two (2) meetings during the last calendar year ended December 31, 2002.

The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors. The Nominating Committee currently consists of the Independent Directors. Dr. Grove currently serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held four (4) meetings during the last calendar year ended December 31, 2002.

The Board of Directors has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The identity of the members of the valuation committee consists of any two member of the Board, at least one of whom would be an Independent Director. The identity of the members will change from time to time based upon the availability of particular Directors to participate in any particular meeting. The Valuation Committee held fifteen (15) meetings during the calendar year ended December 31, 2002.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                                AGGREGATE DOLLAR
                                                                                                                RANGE OF EQUITY
                                                                                                               SECURITIES IN ALL
                                                                                                                   REGISTERED
                                                                                                                   INVESTMENT
  NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2002             COMPANIES
                                                                                                                  OVERSEEN BY
                                                                                                                  DIRECTOR IN
                                                                                                                   FAMILY OF
                                                                                                                   INVESTMENT
                                                                                                                   COMPANIES
----------------------------------------------------------------------------------------------------------------------------------
                                    SMALL                INDEX PLUS      INDEX PLUS    INDEX PLUS    MONEY
                         GROWTH    COMPANY   TECHNOLOGY  LARGECAP          MIDCAP       SMALLCAP     MARKET
                         FUND        FUND       FUND       FUND              FUND        FUND         FUND
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
Albert E. DePrince,      None     $10,001 -     None       $50,001 -     $10,001 -     $10,001 -      None     Over $100,000 (*)
Jr.                               $50,000(*)             $100,000 (*)    $50,000(*)    $50,000(*)

Maria T. Fighetti        None        None       None       $50,001 -        None          None        None         $50,001 -
                                                         $100,000 (*)                                             $100,000 (*)

David L. Grove           None        None       None         Over           None          None        None     Over $100,000 (*)
                                                         $100,000 (*)

Sidney Koch              None        None       None     $1 - $10,000       None          None        None            $1 -
                                                                                                                      $10,000

Edward T. O'Dell(1)      None        None       None         None        $10,001 -     $10,001 -      None         $50,001 -
                                                                         $50,000(*)    $50,000(*)                 $100,000(*)

Corine T. Norgaard       None        None       None         None           None          None        None            None
----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
----------------------------------------------------------------------------------------------------------------------------------
J. Scott Fox           Over       Over        $10,001 -    $10,001 -        None          None        None       Over $100,000
                       $100,000   $100,000    $50,000      $50,000

Thomas McInerney       $1 -       $10,001 -   None         $50,001 -        None          None        None     $50,001 - $100,000
                       $10,000    $50,000                  $100,000

      (*)   Held in a deferred compensation account.

(1)   Mr. O'Dell became a Director on June 1, 2002.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                             NAME OF OWNERS
                            AND RELATIONSHIP       COMPANY         TITLE OF CLASS        VALUE OF      PERCENTAGE OF
     NAME OF DIRECTOR          TO DIRECTOR                                              SECURITIES         CLASS
----------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            N/A               N/A                N/A                 $0              N/A

Maria T. Fighetti                  N/A               N/A                N/A                 $0              N/A

David L. Grove                     N/A               N/A                N/A                 $0              N/A

Sidney Koch                        N/A               N/A                N/A                 $0              N/A

Corine T. Norgaard                 N/A               N/A                N/A                 $0              N/A

Edward T. O'Dell(1)                N/A               N/A                N/A                 $0              N/A

Jospeh Obermeyer(2)                N/A               N/A                N/A                 $0              N/A

      1.    Edward T. O'Dell became a Director on June 1, 2002.

      2.    Joseph Obermeyer became a Director on January 1, 2003.

COMPENSATION OF DIRECTOR

      During the year ended December 31, 2002, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the year ended December 31, 2002, the unaffiliated members of the board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                           PENSION OR
                                                                           RETIREMENT
                                                                        BENEFITS ACCRUED    TOTAL COMPENSATION FROM
               NAME OF PERSON                 AGGREGATE COMPENSATION    AS PART OF FUND      THE COMPANY AND FUND
                  POSITION                       FROM THE COMPANY           EXPENSES       COMPLEX PAID TO DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.*                             $17,809                  N/A                  $101,000
Director, Chairman Contract Committee

Maria T. Fighetti*
Director, Chairman Audit Committee**                  16,797                  N/A                    95,250

David L. Grove
Director                                              17,149                  N/A                    97,250

Sidney Koch
Director                                              17,671                  N/A                   100,250

Corine Norgaard
Director, Chairman Nominating Committee               17,016                  N/A                    96,500

Richard G. Scheide ***                                   617                  N/A                     3,500
Director

Edward T. O'Dell*(1)                                  19,037                  N/A                   108,000
Director

      (1)   Edward T. O'Dell became a Director on June 1, 2002.

      * During the year ended December 31, 2002, Ms. Fighetti, Mr. O'Dell and Dr. DePrince deferred $26,500, $78,500and $60,000, respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Trustee or Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

      ** Ms. Fighitti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001

      ***   Mr. Scheide retired as Director effective May 31, 2002.

The Board of Directors has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, except as follows: (1) each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72, and (2) the mandatory retirement date of Dr. David L. Grove shall be the later of (i) March 31, 2003 and (ii) the date his successor is elected or appointed to the Board.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Below is a list of entities that have a controlling interest in the following series of the Fund as of January 31, 2003:

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class A
                           HARTFORD CT 06155-0001                        Beneficial Owner                  70.16%        35.93%

                           ING LIFE INSURANCE AND ANNUITY CO 151
                           FARMINGTON AVE                                Class A
                           HARTFORD CT 06156-0001                        Beneficial Owner                   6.49%         3.32%
                           WILMINGTON TRUST COMP TR FBO

                           SCHURMAN FINE PAPERS RET PLAN SAV
                           401K A/C 58513-0
                           C/O MUTUAL FUNDS
                           PO BOX 8971                                   Class A
ING Balanced Fund          WILMINGTON DE 19899-8971                      Beneficial Owner                   5.81%         2.98%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class A
                           HARTFORD CT 06155-0001                        Beneficial Owner                  79.43%          52.18%

                           ING LIFE INSURANCE AND ANNUITY CO 151
                           FARMINGTON AVE                                Class A
ING Bond Fund              HARTFORD CT 06156-0001                        Beneficial Owner                  13.21%           8.68%

                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION DEPT                        Class I
                           151 FARMINGTON AVE TN41                       Beneficial Owner                  55.59%          17.80%
                           HARTFORD CT 06156-0001

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class I
                           HARTFORD CT 06155-0001                        Beneficial Owner                  16.87%          54.20%

ING Bond Fund              ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class A
                           HARTFORD CT 06101-5900                        Beneficial Owner                  68.32%          46.87%

                           ING LIFE INSURANCE AND ANNUITY CO
                           151 FARMINGTON AVE                            Class A
ING Government Fund        HARTFORD CT 06156-0001                        Beneficial Owner                  24.06%          16.50%

                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION UNIT
                           151 FARMINGTON AVE TN41                       Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  70.87%          16.77%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Government Fund        151 FARMINGTON AVE                            Class I
                           HARTFORD CT 06101-5900                        Beneficial Owner                  24.34%           5.75%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class A
ING Growth and Income      HARTFORD CT 06101-5900                        Beneficial Owner                   72.34%         15.17%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           MAC & CO AEOF1956432
                           MELLON BANK NA
                           MUTUAL FUNDS PO BOX 3198                      Class I
                           PITTSBURGH PA 15230-3198                      Beneficial Owner                  68.91%          53.91%

                           ING LIFE INSURANCE AND ANNUITY CENTRAL
                           VALUATION UNIT
                           151 FARMINGTON AVE TN41                       Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  10.24%           8.01%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class I
ING Growth and Income      HARTFORD CT 06101-5900                        Beneficial Owner                  14.47%          11.32%

                           ING NATIONAL TRUST ATTN:
                           GORDON ELROD
                           151 FARMINGTON AVE                            Class A
ING Growth Fund            HARTFORD CT 06101-5900                        Beneficial Owner                  76.74%          31.03%

                           MAC & CO AEOF1956432
                           MELLON BANK NA
                           MUTUAL FUNDS DEPT PO BOX 3198                 Class I
                           PITTSBURGH PA 15230-3198                      Beneficial Owner                  68.25%          40.65%

                           ING LIFE INSURANCE AND ANNUITY CO CENTRAL
                           VALUATION UNIT
                           151 FARMINGTON AVE TN41                       Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  14.03%           8.36%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class I
ING Growth Fund            HARTFORD CT 06101-5900                        Beneficial Owner                  12.74%            7.5%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING International Growth   151 FARMINGTON AVE                            Class A
Fund                       HARTFORD CT 06101-5900                        Beneficial Owner                  65.28%          42.51%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Index Plus LargeCap    151 FARMINGTON AVE                            Class A
Fund                       HARTFORD CT 06101-5900                        Beneficial Owner                  73.17%          41.95%

                           ING NATIONAL TRUST
                           151 FARMINGTON AVE
ING Index Plus MidCap      CENTRAL VALUATION UNIT-TN41                   Class A
Fund                       HARTFORD CT 06101-5900                        Beneficial Owner                  48.31%          31.15%

                           ING NATIONAL TRUST
                           151 FARMINGTON AVE
ING Index Plus SmallCap    CENTRAL VALUATION UNIT-TN41                   Class A
Fund                       HARTFORD CT 06101-5900                        Beneficial Owner                  50.52%          33.39%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING NATIONAL TRUST
ING Strategic Allocation   ATTN GORDON ELROD
Balanced Fund              151 FARMINGTON AVE                            Class A
(Crossroads)               HARTFORD CT 06101-5900                        Beneficial Owner                  92.97%          50.73%

                           ING LIFE INSURANCE AND ANNUITY
                           CO CENTRAL VALUATION UNIT
                           151 FARMINGTON AVE TN41                       Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  66.78%          29.89%

                           MAC & CO
                           AEOF1956432
                           MELLON BANK NA
                           MUTUAL FUNDS DEPT
                           PO BOX 3198                                   Class I
                           PITTSBURGH PA 15230-3198                      Beneficial Owner                  10.28%           4.60%

                           ING NATIONAL TRUST
ING Strategic Allocation   ATTN GORDON ELROD
Balanced Fund              151 FARMINGTON AVE                            Class I
(Crossroads)               HARTFORD CT 06155-0001                        Beneficial Owner                  22.34%           9.99%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Strategic Allocation   151 FARMINGTON AVE                            Class A
Growth Fund (Ascent)       HARTFORD CT 06156-0001                        Beneficial Owner                  92.49%          48.27%

                           STATE STREET BK & TR CO CUST
                           FBO MARGARET R SMITH
                           CONVERSION ROTH IRA
                           6240 TAYLOR                                   Class B
                           GROVES TX 77619-5678                          Beneficial Owner                   7.66%            .03%

                           STATE STREET BK & TR CO CUST
                           FBO EDWARD H NEIMAN IRA
                           4903 N ARIZONA RD                             Class B
                           APACHE JUNCTION AZ 85219-9420                 Beneficial Owner                  42.03%            .17%

                           H&R BLOCK FINANCIAL ADVISORS
                           A/C 1760-6741 DIME BUILDING
                           719 GRISWOLD ST STE 1700                      Class B
                           DETROIT MI 48226-3330                         Beneficial Owner                   8.32%            .04%

                           H&R BLOCK FINANCIAL ADVISORS
                           A/C 1760-6830 DIME BUILDING
                           719 GRISWOLD ST STE 1700                      Class B
                           DETROIT MI 48226-3330                         Beneficial Owner                   8.32%            .04%

                           NFSC FEBO # 0LJ-004022
                           NFS/FMTC IRA FBO S DANIEL PONCE
                           C/O WALLACE BAUMAN
ING Strategic Allocation   1200 BRICKELL AVE STE 1720                    Class B
Growth Fund (Ascent)       MIAMI FL 33131-3257                           Beneficial Owner                   8.23%            .03%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class C
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   6.27%            .07%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class C
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   6.34%            .07%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION UNIT
                           151 FARMINGTON AVE TN41                       Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  67.74%          31.30%

                           MAC & CO AEOF1956432
                           MELLON BANK NA
                           MUTUAL FUNDS DEPT
                           PO BOX 3198                                   Class I
                           PITTSBURGH PA 15230-3198                      Beneficial Owner                  16.78%           7.75%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Strategic Allocation   151 FARMINGTON AVE                            Class I
Growth Fund (Ascent)       HARTFORD CT 06156-0001                        Beneficial Owner                  14.53%           6.71%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Strategic Allocation   151 FARMINGTON AVE                            Class A
Income Fund (Legacy)       HARTFORD CT 06101-5900                        Beneficial Owner                  92.65%          53.88%

                           ING NATIONAL TRUST
                           AFS CENTRAL VALUATION UNIT
                           ATTN GORDON ELROD TN41
                           151 FARMINGTON AVE                            Class A
                           HARTFORD CT 06156-0001                        Beneficial Owner                  74.38%          57.36%

                           ING LIFE INSURANCE AND ANNUITY CO
                           151 FARMINGTON AVE                            Class A
ING Technology Fund        HARTFORD CT 06156-0001                        Beneficial Owner                   7.32%           5.65%

                           ING NATIONAL TRUST
                           151 FARMINGTON AVE
                           CENTRAL VALUATION UNIT-TN41                   Class A
                           HARTFORD CT 06101-5900                        Beneficial Owner                  75.73%          62.75%

                           ING LIFE INSURANCE AND ANNUITY CO
ING Value Opportunity      151 FARMINGTON AVE                            Class A
Fund                       HARTFORD CT 06156-0001                        Beneficial Owner                  14.18%          11.75%

As of January 31, 2003, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class A                           24.86%        12.80%
                           HARTFORD CT 06101-5900                        Beneficial Owner

                           ING LIFE INSURANCE AND ANNUITY CO
                           ATTN VALUATION UNIT-TN41
ING Aeltus Money           151 FARMINGTON AVE                            Class A
Market Fund                HARTFORD CT 06156-0001                        Beneficial Owner                   8.18%         4.21%

                           STATE STREET BK & TR CO CUST
                           FBO TILLIE E BRUELL
                           IRA ROLLOVER
ING Aeltus Money           2901 WILLOWBRIDGE CIRCLE                      Class C                            9.02%         0.23%
Market Fund                AUSTIN TX 78703-1055                          Beneficial Owner

                           STATE STREET BK & TR CO CUST
                           IRA R/O PATRICK D WAGNER
                           1063 DUNCAN SHORES DR                         Class C
ING Balanced Fund          CHEBOYGAN MI 49721-2312                       Beneficial Owner                   8.77%         0.19%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           MAC & CO AEOF 1956432
                           MELLON BANK NA
                           MUTUAL FUNDS PO BOX 3198                      Class I                           18.05%         8.42%
                           PITTSBURGH PA 15230-3198                      Beneficial Owner

                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION UNIT
                           151 FARMINGTON AVE TN41                       Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  18.88%         8.80%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class I
ING Balanced Fund          HARTFORD CT 06156-0001                        Beneficial Owner                  24.72%        11.53%

                           SOUTHWEST SECURITIES FOB
                           A/C 68536137
                           PO BOX 509002                                 Class B
ING Bond Fund              DALLAS TX 75250-9002                          Beneficial Owner                   6.26%         0.14%

                           LPL FINANCIAL SERVICES
                           A/C 3906-0868
                           9785 TOWNE CENTRE DR                          Class B
ING Government Fund        SAN DIEGO CA 92121-1968                       Beneficial Owner                   7.78%         0.38%

                           WEXFORD CLEARING SERVICES
                           CORP FBO ELECTRONIC TRADING
                           GROUP LLC ETGBM TRADE A/C
                           ATTN BLETHYN HULTON
                           900 3RD AVE STE 200                           Class C
                           NEW YORK NY 10022-4728                        Beneficial Owner                   8.39%          .24%

                           WEXFORD CLEARING SERVICES CORP
                           FBO ELECTRONIC TRADING
                           GROUP LLC ETGRT TRADE A/C
                           ATTN BLETHYN HULTON
                           900 3RD AVE # STE200                          Class C
                           NEW YORK NY 10022-4728                        Beneficial Owner                   8.21%          .23%

                           WEXFORD CLEARING SERVICES
                           CORP FBO ELECTRONIC TRADING
                           GROUP LLC ETGJS TRADE A/C
                           ATTN BLETHYN HULTON
                           900 3RD AVE STE 200                           Class C
ING Government Fund        NEW YORK NY 10022-4728                        Beneficial Owner                   8.21%          .23%

                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION UNIT
                           151 FARMINGTON AVE TN41                       Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  70.87%        16.77%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class I
ING Government Fund        HARTFORD CT 06101-5900                        Beneficial Owner                  24.34%         5.75%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class A
ING Growth and Income      HARTFORD CT 06101-5900                        Beneficial Owner                  72.34%          15.17%

                           FIRST CLEARING CORP
                           A/C 4712-7951
                           MARK E KELLY IRA FCC CUST
                           4267 GRUBSTAKE CIR                            Class B
ING Growth and Income      RENO NV 89509-2900                            Beneficial Owner                   5.05%           0.02%

                           STIFEL NICOLAUS & CO INC
                           A/C 1281-8987
                           ALBERT O BAIM &
                           501 N BROADWAY                                Class B
ING Growth and Income      SAINT LOUIS MO 63102-2131                     Beneficial Owner                   5.61%           0.02%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class B
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   5.29%            .08%

                           JANNEY MONTGOMERY SCOTT
                           LLC CUST
                           EST DOROTHY F CHELLEL
                           RAYMOND J CHELLEL EXEC
                           A/C 21489799
ING International          1801 MARKET ST                                Class B
Growth Fund                PHILADELPHIA PA 19103-1628                    Beneficial Owner                   7.19%            .11%

                           NFSC FEBO # WRN-080020
                           DALE HUBBARD
ING International          510 HEATHERSTONE COURT                        Class C
Growth Fund                RIDGELAND MS 39157-2908                       Beneficial Owner                   5.86%           0.12%

                           IMAC & CO
                           AEOF1956432
                           MELLON BANK NA MUTUAL FUNDS
                           PO BOX 3198                                   Class I
                           PITTSBURGH PA 15230-3198                      Beneficial Owner                  45.83%          13.27%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class I
                           HARTFORD CT 06101-5900                        Beneficial Owner                  15.97%            4.6%

                           NFSC FEBO # Z13-061840 ZENO LLC
ING International          45 E PUTNAM AVE STE 118 GREENWICH CT          Class I
Growth Fund                06830-5428                                    Beneficial Owner                   7.87%           2.27%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           JOHN SHANHOLT &
                           GAIL E KERN JTWROS
                           PO BOX 851 EAST HAMPTON                       Class O
                           NY 11937-0701                                 Shareholder                        9.24%          .22%

                           WILLIAM J CHING
ING International          1232 WILDCLIFF CIR NE                         Class O
Growth Fund                ATLANTA GA 30329-3473                         Shareholder                        7.19%          .17%

                           MAC & CO
                           AEOF1956432
                           MELLON BANK NA MUTUAL FUNDS
                           PO BOX 3198                                   Class I
                           PITTSBURGH PA 15230-3198                      Beneficial Owner                  23.40%         9.74%

                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION UNIT
                           ATTN VALUATION UNIT-TN41
                           151 FARMINGTON AVE                            Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  31.19%        12.98%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Index Plus             151 FARMINGTON AVE                            Class I
LargeCap Fund              HARTFORD CT 06101-5900                        Beneficial Owner                  35.32%        14.69%

                           JOHN SHANHOLT &
                           GAIL E KERN JTWROS
                           PO BOX 851
                           EAST HAMPTON                                  Class O
                           NY 11937-0701                                 Shareholder                       11.03%         0.12%

                           MLPF & S FOR THE SOLE BENEFIT
                           OF THE CUSTOMERS
                           ATTN: FUND ADMINISTRATION
                           4800 DEER LAKE DR EAST
ING Index Plus             3RD FLOOR                                     Class B
MidCap Fund                JACKSONVILLE FL 32246-6484                    Beneficial Owner                   9.85%         0.93%

                           MLPF&S FOR THE SOLE BENEFIT OF
                           ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION 97262
ING Index Plus             4800 DEER LAKE DR EAST 2RD FL                 Class C
MidCap Fund                JACKSONVILLE FL 32246-6484                    Beneficial Owner                   7.40%         0.46%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Index Plus             151 FARMINGTON AVE                            Class I
MidCap Fund                HARTFORD CT 06101-5900                        Beneficial Owner                  92.84%        13.48%

                           JOHN SHANHOLT &
                           GAIL E KERN JTWROS
ING Index Plus             PO BOX 851 EAST HAMPTON                       Class O
MidCap Fund                NY 11937-0701                                 Shareholder                        9.95%         0.53%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           MLPF&S FOR THE SOLE BENEFIT OF
                            ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION 97PA3
                           4800 DEER LAKE DR EAST 2RD FL                 Class B
                           JACKSONVILLE FL 32246-6484                    Beneficial Owner                   6.39%          .90%

                           WILMINGTON TRUST CO TR FBO
                           CATHAY BANCORP INC 401K PSP
                            A/C 58518-0
                           C/O MUTUAL FUNDS
ING Index Plus              PO BOX 8971                                  Class B
SmallCap Fund              WILMINGTON DE 19899-8971                      Beneficial Owner                   5.31%          .75%

                           MLPF&S FOR THE SOLE BENEFIT OF
                           ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION 97PA3
ING Index Plus             4800 DEER LAKE DR EAST 2RD FL                 Class B
SmallCap Fund              JACKSONVILLE FL 32246-6484                    Beneficial Owner                   5.58%         0.45%

ING Index Plus             STATE STREET BK & TR CO CUST
SmallCap Fund              FBO JOHN D STIEFEL
                           ROTH CONVERSION IRA 19
                           SAGE ROAD                                     Class I
                           WETHERSFIELD CT 06109-4057                    Beneficial Owner                  12.89%          .23%

                           JOHN P MCCRORY &
                           NANCY MCCRORY JTWROS
                           439 SIMSBURY RD                               Class I
                           BLOOMFIELD CT 06002-2244                      Shareholder                        5.64%          .10%

                           HAROLD F HICKS
                           486 PARK PLACE                                Class I
                           NATCHEZ MS 39120-3948                         Shareholder                       11.65%          .21%

                           ING INVESTMENTS LLC
                           DEFERRED COMPENSATION PLAN
                           FBO ALBERT DEPRINCE
                           ATTN ROBYN ICHILOV
                           7337 E DOUBLETREE RANCH RD                    Class I
                           SCOTTSDALE AZ 85258-2034                      Beneficial Owner                   5.12%          .09%

                           STATE STREET BK & TR CO CUST FBO
                           ALBERT E DEPRINCE JR
                           ROLLOVER IRA
                           3029 ST JOHNS DR                              Class I
                           MURFREESBORO TN 37129-5835                    Beneficial Owner                   7.77%          .14%

                           NFSC FEBO # WS5-011541
                           HOLLY L CARMICHAEL
                           5096 SELINDA WAY LOS GATOS                    Class I
                           CA 95032-2800                                 Beneficial Owner                   7.42%          .13%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING INVESTMENTS LLC
                           DEFERRED COMPENSATION PLAN
                           FBO EDWARD T ODELL
                           ATTN ROBYN ICHILOV
                           7337 E DOUBLETREE RANCH RD                    Class I
                           SCOTTSDALE AZ 85258-2034                      Beneficial Owner                  10.77%         0.19%

                           JOHN SHANHOLT &
                           GAIL E KERN JTWROS
                           PO BOX 851                                    Class O
                           EAST HAMPTON NY 11937-0701                    Shareholder                       13.96%         1.40%

                           MATT LEWIS &
                           SALLY LEWIS JTWROS
ING Index Plus             2 FARRAGUT PL                                 Class O
SmallCap Fund              AMITYVILLE NY 11701-3703                      Shareholder                        5.84%          .58%

                           SWEBAK & CO C/O AMCORE INVESTMENT
                           GROUP NA
                           PO BOX 4599                                   Class A
                           ROCKFORD IL 61110-4599                        Beneficial Owner                   8.02%         2.96%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
                           151 FARMINGTON AVE                            Class A
                           HARTFORD CT 06101-5900                        Beneficial Owner                  58.47%        21.65%

                           ING LIFE INSURANCE AND ANNUITY CO
ING Small Company          151 FARMINGTON AVE                            Class A
Fund                       HARTFORD CT 06156-0001                        Beneficial Owner                   5.81%         2.15%

                           HELEN SEGAL LIVING TRUST
                           HELEN SEGAL & RENA SEGAL TTEES
                           UAD 10/15/97
ING Small Company          136 DAVIDSON MILL ROAD                        Class B
Fund                       N BRUNSWICK NJ 08902-4747                     Shareholder                        5.15%         0.05%

                           MLPF&S FOR THE SOLE BENEFIT OF
                           ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION 97262
ING Small Company          4800 DEER LAKE DR EAST 2RD FL                 Class C
Fund                       JACKSONVILLE FL 32246-6484                    Beneficial Owner                   7.14%         0.07%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION UNIT
                           151 FARMINGTON AVE TN41                       Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  17.92%        10.96%

                           MAC & CO AEOF1956432
                           MELLON BANK NA
                           MUTUAL FUNDS PO BOX 3198                      Class I
                           PITTSBURGH PA 15230-3198                      Beneficial Owner                  26.86%        16.42%

                           KEY BANK CO
                           THE PARKER HANNIFIN RETIREMENT
                           SAVINGS PLAN
                           4900 TIEDEMAN ROAD                            Class I
                           BROOKLYN OH 44144-2302                        Beneficial Owner                  34.20%        20.91%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Small Company          151 FARMINGTON AVE                            Class I
Fund                       HARTFORD CT 06101-5900                        Beneficial Owner                  15.40%         9.41%

                           PAINEWEBBER FOR THE BENEFIT OF
                           PAINEWEBBER CDN FBO
                           GREGORY A MILLERSCHONE
                           P.O. BOX 3321                                 Class B
                           WEEHAWKEN NJ 07086-8154                       Beneficial Owner                  17.87%          .10%

                           NFSC FEBO # C6B-207993
                           NFSC/FMTC IRA FBO
                           SUZANNE M CALLEN
                           51 MEADOWBROOK RD                             Class B
                           CHATHAM NJ 07928-2028                         Beneficial Owner                   7.85%          .04%

                           NFSC FEBO # C6B-210684
                           NFSC/FMTC IRA FBO
ING Strategic              ELIZABETH D LIGHTON
Allocation Balanced        1192 PARK AVE APT 11E                         Class B
Fund (Crossroads)          NEW YORK NY 10128-1314                        Beneficial Owner                   7.26%          .04%

                           NFSC FEBO # C6B-507091
                           NFSC/FMTC IRA ROLLOVER
                           FBO DR HERBERT MARTON
                           75 STONEHURST DRIVE                           Class B
                           TENAFLY NJ 07670-2914                         Beneficial Owner                  21.22%          .11%

                           NFSC FEBO # C6B-522597
                           MARILYN GABA REVOCABLE TESTIME
                           ARTHUR GABA
                           15461 PEMBRIDGE DR APT 107H                   Class B
                           DELRAY BEACH FL 33484-4358                    Beneficial Owner                   5.05%          .03%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class B
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   .37%           .03%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           A ROBIN BROADFIELD &
                           CONNIE J WINELAND JTWROS
                           5118 CHEVY CHASE PKWY NW WASHINGTON DC        Class C
                           20008-2919                                    Beneficial Owner                  27.41%          .04%

                           ROBERT E LOVING &
                           BRENDA G LOVING JTWROS                        Class C
                           7107 TANYA AVE RICHMOND VA 23228-4611         Beneficial Owner                  18.89%          .03%

                           STATE STREET BK & TR CO CUST
                           FBO ROBERT L PAINTER
                           ROTH IRA 3136 GRAND AVE APT 18                Class C
                           KANSAS CITY MO 64111-1150                     Beneficial Owner                   8.75%          .01%

                           STATE STREET BK & TR CO CUST
                           FBO JOAN N BRENNAN
                           ROLLOVER IRA 107 CLARENDOH DR S               Class C
                           NASHVILLE NC 27856-1623                       Beneficial Owner                  18.11%          .03%

                           STATE STREET BK & TR CO CUST
ING Strategic              IRA R/O VICTORIA L ARTZER
Allocation Balanced        10624 W 92ND PL                               Class C
Fund (Crossroads)          OVERLAND PARK KS 66214-2106                   Beneficial Owner                   9.10%          .01%

                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION UNIT
                           151 FARMINGTON AVE TN41
                           HARTFORD CT 06156-0001                        Class I
                                                                         Beneficial Owner                  66.78%        29.89%
                           MAC & CO
                           AEOF1956432
                           MELLON BANK NA
                           MUTUAL FUNDS DEPT
                           PO BOX 3198                                   Class I
                           PITTSBURGH PA 15230-3198                      Beneficial Owner                  10.28%         4.60%

                           ING NATIONAL TRUST
ING Strategic              ATTN GORDON ELROD
Allocation Balanced        151 FARMINGTON AVE                            Class I
Fund (Crossroads)          HARTFORD CT 06155-0001                        Beneficial Owner                  22.34%         9.99%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------

                           A ROBIN BROADFIELD &
                           CONNIE J WINELAND JTWROS
                           5118 CHEVY CHASE PKWY NW                      Class C
                           WASHINGTON DC 20008-2919                      Shareholder                        5.15%          .06%

                           FIRST TRUST CORP TTEE
                           FBO PHILIP R FRIEDRICH IRA
                           A/C 1573410001 DTD 03/9/84
                           P O BOX 173301                                Class C
                           DENVER CO 80217-3301                          Beneficial Owner                   6.05%          .07%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class C
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   5.75%          .07%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class C
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   5.66%          .07%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class C
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   9.51%          .11%

ING Strategic              PERSHING LLC
Allocation Growth          P.O. BOX 2052                                 Class C
Fund (Ascent)              JERSEY CITY NJ 07303-2052                     Beneficial Owner                   5.54%          .07%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class C
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   6.27%          .07%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class C
                           JERSEY CITY NJ 07303-2052                     Beneficial Owner                   6.34%          .07%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ALICE MEADOWS
                           46 95TH PL NE                                 Class B
                           KIRKLAND WA 98034-6210                        Shareholder                        8.40%          .09%

                           BARBARA I MEEK
                           PO BOX 623
                           233 E JEFFERSON ST                            Class B
                           ATHENA OR 97813-0623                          Shareholder                       13.22%          .14%

                           RBC DAIN RAUSCHER
                           FBO ALLEN S LIPSCHULTZ MD TTE                 Class B
                           ALLEN S LIPSCHULTZ MD PC 3RD                  Beneficial Owner                  19.34%          .20%

                           DEF BEN PEN PL AZ PUL MEDICINE
ING Strategic
Allocation Income          1300 N 12TH ST SUITE 614                      Class B
Fund (Legacy)              PHOENIX AZ 85006-2850                         Beneficial Owner                   6.20%          .07%

                           FIRST CLEARING CORP
                           A/C 4910-1046
                           FCC CUST
                           RICHARD W KUSHMAN
                           IRA 17W
                           354 STILLWELL RD                              Class C
                           OAKBROOK TER IL 60181-4526                    Beneficial Owner                   7.87%          .08%

                           STATE STREET BK & TR CO CUST
                           FBO THRESSA KAYE KATT IRA
                           1083 HEAVENRIDGE RD                           Class C
                           ESSEXVILLE MI 48732-1737                      Shareholder                        5.42%          .02%

                           LAUREL ANN SISSON
                           950 BARTON OAKS PL                            Class C
                           HERNDON VA 20170-3442                         Beneficial Owner                   5.62%          .03%

                           STATE STREET BK & TR CO CUST
                           FBO MARY DEANNA THONI
                           ROLLOVER IRA 4826 BRIARWOOD DR                Class C
                           NASHVILLE TN 37211-4314                       Shareholder                       15.60%          .07%

                           DORIS NEWMAN & JOHN E NEWMAN
                           JT TEN 2400
                           PAYSON RD                                     Class C
                           QUINCY IL 62305-6474                          Beneficial Owner                   5.76%          .03%

                           LPL FINANCIAL SERVICES
                           A/C 7486-5006
                           9785 TOWNE CENTRE DR
                           SAN DIEGO CA 92121-1968

ING Strategic              JEAN C WOOD
Allocation Income          SUBJECT TO DST TOD RULES                      Class C
Fund (Legacy)              7983 KENMORE DR                               Shareholder                       15.45%          .07%
                           MECHANICSVLLE VA 23111-3617

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           ING LIFE INSURANCE AND ANNUITY CO
                           CENTRAL VALUATION UNIT
                           151 FARMINGTON AVE                            Class I
                           HARTFORD CT 06156-0001                        Beneficial Owner                  48.35%        19.50%

                           MAC & CO AEOF 1956432
                           MELLON BANK NA
                           MUTUAL FUNDS NA PO BOX 3198                   Class I
                           PA 15230-3198                                 Beneficial Owner                  38.55%        15.55%

                           ING NATIONAL TRUST
ING Strategic              ATTN GORDON ELROD
Allocation Income          151 FARMINGTON AVE                            Class I
Fund (Legacy)              HARTFORD CT 06101-5900                        Beneficial Owner                  12.13%         4.89%

                           STATE STREET BK & TR CO CUST
                           FBO INELL R MOORE
                           ROTH IRA                                      Class B
                           600-48TH STREET                               Beneficial Owner                   5.62%          .36%

                           PORT ARTHUR TX 77640-2579                     Class B
                                                                         Beneficial Owner                   5.32%          .34%

                           LPL FINANCIAL SERVICES
                           A/C 6289-9481
                           9785 TOWNE CENTRE DRIVE                       Class B
                           SAN DIEGO CA 92121-1968                       Beneficial Owner                   5.57%          .36%

                           LPL FINANCIAL SERVICES
ING Technology Fund        A/C 2271-0897

                           9785 TOWNE CENTRE DRIVE
                           SAN DIEGO CA 92121-1968
                           PERSHING LLC
                           P.O. BOX 2052                                 Class I
ING Technology Fund        JERSEY CITY NJ 07303-2052                     Beneficial Owner                   6.93%         0.31%

                           JOHN SHANHOLT &
                           GAIL E KERN JTWROS
                           PO BOX 851                                    Class O
ING Technology Fund        EAST HAMPTON NY 11937-0701                    Shareholder                       18.83%         2.27%

                           PAINEWEBBER FBO
                           DANIEL J WHEELER
ING Value                  4119 MORAGA AVE                               Class B
Opportunity Fund           SAN DIEGO CA 92117-4516                       Beneficial Owner                   5.15%         0.14%

                                                                        CLASS AND TYPE OF            PERCENTAGE OF     PERCENTAGE OF
           FUND                                   ADDRESS                    OWNERSHIP                   CLASS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                           R GARY REEDER TTEE
                           JOSEPHINE IRENE GASKILL IRREV LIV T
                           UA 12/20/2000
                           1703 21ST ST W                                Class C
                           PALMETTO FL 34221-6156                        Beneficial Owner                   9.21%         .13%

                           PERSHING LLC
                           P.O. BOX 2052                                 Class C
                           JERSEY CITY NJ 07303-2052                     Shareholder                       11.17%         .16%

                           FIRST CLEARING CORP
                           A/C 2490-7296
                           V RUSSELL WILHITE IRA
                           104 CREEK CLIFF DR                            Class C
                           GATESVILLE TX 76528-1011                      Beneficial Owner                   5.31%         .08%

                           PERSHING LLC
ING Value                  P.O. BOX 2052                                 Class C
Opportunity Fund           JERSEY CITY NJ 07303-2052                     Shareholder                        5.36%         .08%

                           WEXFORD CLEARING SERVICES
                           CORP FBO ADVEST INC
                           CUST FBO
                           JEROME H WOLFSON SPOUSAL IRA
                           5628 BARTLETT ST
                           PITTSBURGH PA 15217-1514                      Class C
                           LOIS D FERON & DONALD H FERON TR              Beneficial Owner                   5.71%          .08%
                           U/A 09/07/1999

                           LOIS D FERON REVOCABLE TRUST
                           504 ANDREW HILL RD                            Class C
                           ARNOLD MD 21012-2380                          Beneficial Owner                   5.14%          .07%

                           ING NATIONAL TRUST
                           ATTN GORDON ELROD
ING Value                  151 FARMINGTON AVE                            Class I
Opportunity Fund           HARTFORD CT 06101-5900                        Beneficial Owner                  93.09%        12.01%
----------------------------------------------------------------------------------------------------------------------------------

As of January 31, 2003, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.

                       INVESTMENT ADVISORY AGREEMENTS

The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Aeltus Investment Management, Inc. ("Aeltus") as Sub-Adviser to all the Funds except the Technology Fund; and AIC Asset Management, LLC as Sub-Adviser to the Technology Fund. The Investment Adviser and Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

Adviser and Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, Aeltus served as investment adviser to all the Funds. Despite the change in investment adviser, AIC has served as the Sub-Adviser to the Technology Fund since the Fund commenced operations.

The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to Sub-Advisers for the Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the Funds.

The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

After an initial term through December 31, 2002, the Investment Management Agreement and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements.

In approving the Investment Management Agreement through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds; (4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement;
(5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services.

In approving the Sub-Advisory Agreements through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the reasonableness of the compensation paid to the Sub-Advisers under the Sub-Advisory Agreements, including the advisory fee retained by ING Investments for its services to sub-advised Funds; (4) the profitability to the Sub-Advisers of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; (6) the brokerage and trading activities of the Sub-Advisers in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by the Sub-Advisers, including research generated by each Sub-Adviser and soft dollar research; and (7) each Sub-Adviser's proxy voting guidelines and procedures. The Board also reviewed information provided by the Sub-Advisers relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures.

In the context of reviewing the Sub-Advisory Agreements with Aeltus, the Board met with senior management and reviewed absolute and relative performance of the Funds. With respect to Funds that had relatively poor performance in relation to a peer group of funds, the independent Directors considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance. In connection with these discussions, the Board reviewed changes planned and those already implemented with respect to the internal investment management operations of Aeltus as well as the personnel responsible for these activities. The Board also considered the compensation structure within Aeltus and its ability to attract and retain high quality investment professionals.

In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board of Directors has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

Each Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


As of January 31, 2003, the Investment Adviser had assets under management of over $ 32.4 billion.

The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
International Growth               0.850%              On first $250 million
                                   0.800%              On next $250 million
                                   0.775%              On next $250 million
                                   0.750%              On next $1.25 billion
                                   0.700%                 Over $2 billion

Growth                             0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Small Company                      0.850%              On first $250 million
                                   0.800%              On next $250 million
                                   0.775%              On next $250 million
                                   0.750%              On next $1.25 billion
                                   0.725%                 Over $2 billion

Technology                         1.050%              On first $500 million
                                   1.025%

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
                                                       On next $500 million
                                   1.000%                 Over $1 billion

Index Plus LargeCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus MidCap                  0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus SmallCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Value Opportunity                  0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Balanced                           0.800%              On first $500 million
                                   0.750%              On next $500 million
                                   0.700%               On next $1 billion
                                   0.650%                 Over $2 billion

Growth and Income                  0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Bond                               0.500%              On first $250 million
                                   0.475%              On next $250 million
                                   0.450%              On next $250 million
                                   0.425%              On next $1.25 billion
                                   0.400%                 Over $2 billion

ING Government                     0.500%              On first $250 million
                                   0.475%              On next $250 million
                                   0.450%              On next $250 million
                                   0.425%              On next $1.25 billion
                                   0.400%                 Over $2 billion

Money Market                       0.400%              On first $500 million
                                   0.350%              On next $500 million
                                   0.340%               On next $1 billion
                                   0.330%               On next $1 billion
                                   0.300%                 Over $3 billion

Strategic Allocation               0.800%              On first $500 million
Growth                             0.775%              On next $500 million

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation
Balanced                           0.800%              On first $500 million
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation
Income                             0.800%              On first $500 million
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

For the period ended March 1, 2002 through October 31, 2002, investment advisory fees paid to ING Investments were as follows:

           FUND              TOTAL INVESTMENT ADVISORY FEES            WAIVER               NET ADVISORY FEES PAID
           ----              ------------------------------            ------               ----------------------
   International Growth                 $406,453                         $0                        $406,453

For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

           FUND              TOTAL INVESTMENT ADVISORY FEES            WAIVER               NET ADVISORY FEES PAID
           ----              ------------------------------            ------               ----------------------
Growth                                  $415,982                         $0                        $415,982
Small Company                           $700,126                         $0                        $700,126
Value Opportunity                       $53,822                        $11,665                      $42,157
Technology                              $39,562                        $30,133                      $9,429
Balanced                                $241,809                         $0                        $241,809
Growth and Income                       $603,093                         $0                        $603,093
Index Plus LargeCap                     $472,870                       ($199)                      $473,068
Index Plus MidCap                       $61,539                        $27,195                      $34,344
Index Plus SmallCap                     $14,361                        $30,492                     ($16,131)
Strategic Allocation Growth             $121,739                       $34,001                      $87,738
Strategic Allocation Balanced           $160,860                       $40,452                     $120,408
Strategic Allocation Income             $86,999                        $42,469                      $44,530

For the period March 1, 2002 through March 31, 2002, investment advisory fees paid to ING Investments, LLC were as follows:

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Bond                                         $39,114                    $6,611                        $32,503
ING Government                               $18,397                    $6,631                        $11,766
Money Market                                $144,914                        $0                       $144,914

For the period November 1, 2001 through February 28, 2002 and the years ended October 31, 2001, October 31,

2000 and October 31, 1999, investment advisory fees were paid to Aeltus (investment adviser to the Funds prior to March 1, 2002) as follows:

Period November 1, 2001 through February 28, 2002

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
     International Growth                $241,725                        $0                        $241,725

Period November 1, 2001 through February 28, 2002

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Bond                                  $145,440                          $25,878                  $119,562
ING Government                        $73,985                           $26,680                  $47,305
Money Market                          $583,299                            $0                     $583,299
Growth                                $559,619                            $0                     $559,619
Small Company                         $792,225                            $0                     $792,225
Value Opportunity                     $43,532                           $26,105                  $17,427
Technology                            $48,790                           $41,830                   $6,961
Balanced                              $302,597                            $0                     $302,597
Growth and Income                     $828,737                            $0                     $828,737
Index Plus LargeCap                   $580,896                           $881                    $580,015
Index Plus MidCap                     $43,423                           $44,303                   ($880)
Index Plus SmallCap                   $15,631                           $43,342                 ($27,711)
Strategic Allocation Growth           $153,955                          $51,721                  $102,235
Strategic Allocation Balanced         $199,531                          $60,529                  $139,002
Strategic Allocation Income           $112,656                          $60,669                  $51,987

Bond, ING Government and Money Market changed their fiscal year ends from October 31st to March 31st. The remaining Funds listed in the chart immediately above changed their fiscal year end from October 31st to May 31st.

Year Ended October 31, 2001

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Growth                                  $  2,018,085                      $0                   $ 2,018,085
International Growth                        $951,329                      $0                      $951,329
Small Company                             $2,201,853                           $0               $2,201,583
Value Opportunity                            $85,534                      $78,542                   $6,992
Technology                                  $120,273                      $98,194                  $22,079
Balanced                                    $957,802                           $0                 $957,802
Growth and Income                         $3,075,068                           $0               $3,075,068
Bond                                        $358,209                      $49,899                 $308,310
ING Government                              $169,511                      $84,134                  $85,377
Money Market                              $1,845,335                           $0               $1,845,335
Index Plus LargeCap                       $1,864,439                       $8,750               $1,855,689
Index Plus MidCap                            $87,400                      $87,400                       $0
Index Plus SmallCap                          $44,024                      $44,024                       $0
Strategic Allocation Growth                 $524,549                     $104,844                 $419,705
Strategic Allocation Balanced               $642,951                     $131,132                 $511,819
Strategic Allocation Income                 $361,383                     $155,900                 $205,483

Year Ended October 31, 2000

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Growth                                    $2,434,112                      $0                    $2,434,112
International Growth                      $1,136,501                    $2,121                  $1,134,380
Small Company                             $1,686,622                      $0                    $1,686,622
Value Opportunity                           $62,493                     $46,753                   $15,740

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Technology*                                 $88,092                     $82,590                   $5,502
Balanced                                  $1,054,126                      $0                    $1,054,126
Growth and Income                         $4,091,885                      $0                    $4,091,885
Bond                                       $241,025                     $42,932                  $198,093
ING Government                             $101,137                     $54,409                   $46,728
Money Market                              $1,808,423                   $236,100                 $1,572,323
Index Plus LargeCap                       $1,741,347                      $0                    $1,741,347
Index Plus MidCap                           $54,436                     $54,436                     $0
Index Plus SmallCap                         $40,415                     $40,415                     $0
Strategic Allocation Growth                $552,281                     $67,167                  $485,114
Strategic Allocation Balanced              $637,997                    $100,231                  $537,766
Strategic Allocation Income                $332,834                    $117,839                  $214,995


*Technology commenced operations on March 1, 2000.

                          EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed the expense limitation shown on the following table:

FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
International Growth                            1.60%            2.35%           2.35%           1.35%
Growth                                            N/A              N/A             N/A             N/A
Small Company                                   1.50%            2.25%           2.25%           1.25%
Technology                                      1.75%            2.50%           2.50%           1.50%
Index Plus LargeCap                             0.95%            1.70%           1.45%           0.70%
Index Plus MidCap                               1.00%            1.75%           1.50%           0.75%
Index Plus SmallCap                             1.00%            1.75%           1.50%           0.75%
Value Opportunity                               1.35%            2.10%           2.10%           1.10%
Balanced                                          N/A              N/A             N/A             N/A
Growth and Income                                 N/A              N/A             N/A             N/A
Bond                                            1.00%            1.75%           1.75%           0.75%
ING Government                                  0.95%            1.70%           1.70%           0.70%
Money Market                                      N/A              N/A             N/A             N/A
Strategic Allocation Growth                     1.25%            2.00%           2.00%           1.00%
Strategic Allocation Balanced                   1.20%            1.95%           1.95%           0.95%
Strategic Allocation Income                     1.15%            1.90%           1.90%           0.90%

Each Fund set forth above may at a later date recoup ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by a Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING.

FUND                                              TERMINATION DATE
----                                              ----------------
International Growth                               October 31, 2003
Growth                                             N/A
Small Company                                      May 31, 2003
Technology                                         May 31, 2003
Index Plus LargeCap                                May 31, 2003
Index Plus MidCap                                  May 31, 2003
Index Plus SmallCap                                May 31, 2003
Value Opportunity                                  May 31, 2003
Balanced                                           N/A
Growth and Income                                  N/A
Bond                                               March 31, 2003
ING Government                                     March 31, 2003
Money Market                                       N/A
Strategic Allocation Growth                        May 31, 2003
Strategic Allocation Balanced                      May 31, 2003
Strategic Allocation Income                        May 31, 2003

                             SUB-ADVISORY AGREEMENTS

The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of a Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2002 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Pursuant to the Sub-Advisory Agreements between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to all the Funds except the Technology Fund. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Groep N.V.

Pursuant to a Sub-Advisory Agreement between the Investment Adviser and AIC, AIC serves as Sub-Adviser to the Technology Fund. Effective April 30, 2002, the owners of Elijah Asset Management LLC sold a 75% interest in the company to a wholly owned U.S. subsidiary of AIC Limited. As a result of the transaction, the name of AIC was changed from Elijah Asset Management LLC. In this capacity, AIC, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Fund's portfolio of investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. AIC's address is 100 Pine Street, Suite 420, San Francisco, California 94111. AIC is controlled by and is an indirect subsidiary of AIC Limited. AIC Limited is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management, headquartered in Burlington, Ontario, Canada.

For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

           FUND              SUB-ADVISORY FEE *            ASSETS
           ----              ------------------            ------
International Growth               0.383%           On first $250 million
                                   0.360%           On next $250 million
                                   0.349%           On next $250 million
                                   0.338%           On next $1.25 billion
                                   0.315%              Over $2 billion

Growth                             0.315%           On first $250 million
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Small Company                      0.383%           On first $250 million
                                   0.360%           On next $250 million
                                   0.349%           On next $250 million
                                   0.338%           On next $1.25 billion
                                   0.326%              Over $2 billion

Technology                         0.500%

Index Plus LargeCap                0.203%           On first $500 million
                                   0.191%           On next $250 million
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Index Plus MidCap                  0.203%           On first $500 million
                                   0.191%           On next $250 million

           FUND              SUB-ADVISORY FEE *            ASSETS
           ----              ------------------            ------
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Index Plus SmallCap                0.203%           On first $500 million
                                   0.191%           On next $250 million
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Value Opportunity                  0.315%           On first $250 million
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Balanced                           0.360%           On first $500 million
                                   0.338%           On next $500 million
                                   0.315%            On next $1 billion
                                   0.293%              Over $2 billion

Growth and Income                  0.315%           On first $250 million
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Bond                               0.225%           On first $250 million
                                   0.214%           On next $250 million
                                   0.203%           On next $250 million
                                   0.191%           On next $1.25 billion
                                   0.180%              Over $2 billion

ING Government                     0.225%           On first $250 million
                                   0.214%           On next $250 million
                                   0.203%           On next $250 million
                                   0.191%           On next $1.25 billion
                                   0.180%              Over $2 billion

Money Market                       0.180%           On first $500 million
                                   0.158%           On next $500 million
                                   0.153%            On next $1 billion
                                   0.149%            On next $1 billion
                                   0.135%              Over $3 billion

Strategic Allocation
Growth Fund                        0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

Strategic Allocation
Balanced Fund                      0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

           FUND              SUB-ADVISORY FEE *            ASSETS
           ----              ------------------            ------
Strategic Allocation
Income Fund                        0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

* As a percentage of average daily net assets.

For the period from March 1, 2002 to October 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:

                   FUND                                    SUB-ADVISORY FEES
                   ----                                    -----------------
International Growth                                           $182,904

For the period March 1, 2002 through May 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:

                   FUND                                    SUB-ADVISORY FEES
                   ----                                    -----------------
Growth                                                         $187,192
Small Company                                                  $256,603
Value Opportunity                                               $24,220
Balanced                                                       $108,814
Growth and Income                                              $271,392
Index Plus LargeCap                                            $212,791
Index Plus MidCap                                               $27,693
Index Plus SmallCap                                             $6,462
Strategic Allocation Growth                                     $54,783
Strategic Allocation Balanced                                   $72,387
Strategic Allocation Income                                     $39,150

For the period March 1, 2002 through March 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees of $17,602 (Bond), $8,279 (ING Government) and $65,211 (Money Market).

For year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000 Aeltus paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $57,445 and $41,718, respectively for its services to the Technology Fund. For the fiscal period ended May 31, 2002, ING paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to the Technology Fund.

Bradley, Foster & Sargent, Inc. ("Bradley") served as sub-adviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the year ended October 31, 1999, Aeltus paid Bradley sub-advisory fees of $9,190. The sub-advisory agreement was terminated as of December 31, 1999.

                        ADMINISTRATIVE SERVICES AGREEMENT

ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser. Prior to April 1, 2002, for the Fixed Income Funds, and May 1, 2002, for the Equity Funds, Aeltus provided administrative services to the Funds pursuant to administrative agreements.

The services provided by Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets. Administrative fees paid by the Funds are as follows:

For the period November 1, 2001 through October 31, 2002:

                                       TOTAL ADMINISTRATIVE                             NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE        ADMINISTRATOR WAIVER              FEES PAID
           ------------                    ------------        --------------------              ---------
International Growth                         $69,305                    $0                        $69,305

For the period November 1, 2002 through May 31, 2002:

                                       TOTAL ADMINISTRATIVE                             NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE        ADMINISTRATOR WAIVER              FEES PAID
           ------------                    ------------        --------------------              ---------
Growth                                       $135,421                   $0                       $135,421
Small Company                                $171,394                   $0                       $171,394
Value Opportunity                            $13,354                    $0                        $13,354
Technology                                    $8,163                    $0                        $8,163
Balanced                                     $65,950                    $0                        $65,950
Growth and Income                            $203,085                   $0                       $203,085
Index Plus LargeCap                          $226,969                   $0                       $226,969
Index Plus MidCap                            $22,238                    $0                        $22,238
Index Plus SmallCap                           $6,428                    $0                        $6,428
Strategic Allocation Growth                  $33,392                    $0                        $33,392
Strategic Allocation Balanced                $43,638                    $0                        $43,638
Strategic Allocation Income                  $24,188                    $0                        $24,188

For the period November 1, 2001 through March 31, 2002:

                                       TOTAL ADMINISTRATIVE                             NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE        ADMINISTRATOR WAIVER              FEES PAID
           ------------                    ------------        --------------------              ---------
Bond                                           $36,911                  $0                         $36,911
ING Government                                 $18,476                  $0                         $18,476
Money Market                                  $182,053                  $0                        $182,053

For the fiscal years ended October 31, 2001, 2000 and 1999, administrative services fees paid to Aeltus (in its capacity as the former administrator to the Funds ) were as follows:

Year Ended October 31, 2001

                                       TOTAL ADMINISTRATIVE                             NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE        ADMINISTRATOR WAIVER              FEES PAID
           ------------                    ------------        --------------------              ---------
Growth                                        $291,274                  $0                        $291,274
International Growth                           $70,533                  $0                         $70,533
Small Company                                 $259,607                  $0                        $259,607
Value Opportunity                              $12,219                  $0                         $12,219
Technology                                     $11,455                  $0                         $11,455
Balanced                                      $119,725                  $0                        $119,725
Growth and Income                             $453,857                  $0                        $453,857
Bond                                           $71,642                  $0                         $71,642
ING Government                                 $33,902                  $0                         $33,902
Money Market                                  $461,334                  $0                        $461,334
Index Plus LargeCap                           $414,320                  $0                        $414,320
Index Plus MidCap                              $19,422                $10,977                       $8,445
Index Plus SmallCap                             $9,783                $9,783                            $0
Strategic Allocation Growth                    $65,569                  $0                         $65,569
Strategic Allocation Balanced                  $80,369                  $0                         $80,369
Strategic Allocation Income                    $45,173                  $0                         $45,173

Year Ended October 31, 2000

                                       TOTAL ADMINISTRATIVE                             NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE        ADMINISTRATOR WAIVER              FEES PAID
           ------------                    ------------        --------------------              ---------
Growth                                        $355,247                  $0                        $355,247
International Growth                          $133,706                  $0                        $133,706
Small Company                                 $198,427                  $0                        $198,427
Value Opportunity                               $8,928                  $0                          $8,928
Technology*                                     $8,390                  $0                          $8,390
Balanced                                      $131,766                  $0                        $131,766
Growth and Income                             $614,699                  $0                        $614,699
Bond                                           $48,205                  $0                         $48,205
ING Government                                 $20,227                  $0                         $20,227
Money Market                                  $451,856                  $0                        $451,856
Index Plus LargeCap                           $386,966                  $0                        $386,966
Index Plus MidCap                              $12,097                $5,902                        $6,195
Index Plus SmallCap                             $8,981                $8,981                            $0
Strategic Allocation Growth                    $69,035                  $0                         $69,035
Strategic Allocation Balanced                  $79,750                  $0                         $79,750
Strategic Allocation Income                    $41,604                  $0                         $41,604

Year Ended October 31, 1999

                                       TOTAL ADMINISTRATIVE                             NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE        ADMINISTRATOR WAIVER              FEES PAID
           ------------                    ------------        --------------------              ---------
Growth                                         $212,043                 $0                        $212,043
International Growth                            $59,676                 $0                         $59,676
Small Company                                   $57,488                 $0                         $57,488
Value Opportunity                                $6,278               $6,278                            $0
Balanced                                       $128,903                 $0                        $128,903
Growth and Income                              $660,028                 $0                        $660,028
Bond                                            $45,244                 $0                         $45,244
ING Government                                  $13,951               $13,951                           $0
Money Market                                   $461,026                 $0                        $461,026
Index Plus LargeCap                            $148,363                 $0                        $148,363
Index Plus MidCap                                $9,381               $9,381                            $0

Index Plus SmallCap                              $7,902               $7,902                            $0
Strategic Allocation Growth                     $51,213                 $0                         $51,213
Strategic Allocation Balanced                   $48,410                 $0                         $48,410
Strategic Allocation Income                     $30,297                 $0                         $30,297

*Technology commenced operations on March 1, 2000.

                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, serves as custodian for the assets of all Funds except International Growth. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International Growth. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., State Street Bank and Trust Company and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

                              INDEPENDENT AUDITORS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110 serves as independent auditors to the Domestic Equity Funds. KPMG LLP provides audit and tax services. PricewaterhouseCoopers ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202-4870, serves as independent accountant to International Growth, Bond, ING Government and Money Market for the fiscal year ended 2003. PwC provides audit and tax services.

                              PRINCIPAL UNDERWRITER

Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the net asset value of the Funds. ING Funds Distributor, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of

ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

For the period January 1, 2002 through October 31, 2002, fees were paid to ING Funds Distributor as follows:

                           COMPANY NAME                             TOTAL UNDERWRITING FEES
                           ------------                             -----------------------
               International Growth                                          $120,261

For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor as follows:

                           COMPANY NAME                             TOTAL UNDERWRITING FEES
                           ------------                             -----------------------
               Growth                                                        $114,610
               Small Company                                                 $120,244
               Value Opportunity                                             $26,522
               Technology                                                    $21,303
               Balanced                                                      $59,692
               Growth and Income                                             $73,596
               Index Plus LargeCap                                           $398,842
               Index Plus MidCap                                             $53,011
               Index Plus SmallCap                                           $14,365
               Strategic Allocation Growth                                   $36,868
               Strategic Allocation Balanced                                 $42,756
               Strategic Allocation Income                                   $25,636

For the period January 1, 2002 through March 31, 2002, fees were paid to ING Funds Distributor as follows:

                           COMPANY NAME                             TOTAL UNDERWRITING FEES
                           ------------                             -----------------------
               Bond                                                             $35,904
               ING Government                                                   $17,722
               Money Market                                                      $4,449

For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001 and 2000 Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:

November 1, 2001 through December 31, 2001

                           COMPANY NAME                             TOTAL UNDERWRITING FEES
                           ------------                             -----------------------
               Bond                                                         $ 23,936
               ING Government                                                $12,986
               Money Market                                                   $2,128
               Growth                                                        $48,454
               Small Company                                                 $41,906
               Value Opportunity                                              $7,524
               Technology                                                     $8,039
               Balanced                                                      $21,296
               Growth and Income                                             $30,991
               Index Plus LargeCap                                          $166,957
               Index Plus MidCap                                             $14,325
               Index Plus SmallCap                                            $3,789
               Strategic Allocation Growth                                   $14,205
               Strategic Allocation Balanced                                 $15,225
               Strategic Allocation Income                                    $9,962

Year Ended October 31, 2001

                           COMPANY NAME                             TOTAL UNDERWRITING FEES
                           ------------                             -----------------------
               Growth                                                          $313,853
               International Growth                                            $239,192
               Small Company                                                   $229,088
               Value Opportunity                                                $32,086
               Technology                                                       $50,267
               Balanced                                                        $123,514
               Growth and Income                                               $219,170
               Bond                                                             $97,266
               ING Government                                                   $52,391
               Money Market                                                      $9,589
               Index Plus LargeCap                                           $1,072,427
               Index Plus MidCap                                                $65,737
               Index Plus SmallCap                                              $19,699
               Strategic Allocation Growth                                      $88,390
               Strategic Allocation Balanced                                    $89,868
               Strategic Allocation Income                                      $54,959

Year Ended October 31, 2000

                           COMPANY NAME                             TOTAL UNDERWRITING FEES
                           ------------                             -----------------------
               Growth                                                          $308,778
               International Growth                                            $239,877
               Small Company                                                   $157,592
               Value Opportunity                                                $16,532
               Technology*                                                      $39,961
               Balanced                                                        $110,697
               Growth and Income                                               $243,774
               Bond                                                             $46,968
               ING Government                                                   $26,146
               Money Market                                                      $1,620
               Index Plus LargeCap                                             $993,925
               Index Plus MidCap                                                $31,681
               Index Plus SmallCap                                              $15,048
               Strategic Allocation Growth                                      $86,818
               Strategic Allocation Balanced                                    $78,321
               Strategic Allocation Income                                      $42,859


*Technology commenced operations on March 1, 2000.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ING Funds Distributor (the "Distributor"). With respect to Class A shares of the Funds (other than Money Market), ING Funds Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, ING Funds Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds (other than Money Market), ING Funds Distributor is paid an annual fee at the rate of 1.00% (0.75% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. ING Funds Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Distribution and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by ING Funds Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by ING Funds Distributor, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs.

The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing ING Funds Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) ad the selling broker-dealer

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor for the period January 1, 2002 to October 31, 2002 and January 1, 2002 to May 31, 2002 were as follows:

January 1, 2002 to October 31, 2002:

       DISTRIBUTION EXPENSES              CLASS A      CLASS B       CLASS C
       ---------------------              -------      -------       -------
International Growth
Advertising                               $  2,500     $    54       $   100
Printing                                  $ 47,495     $ 1,030       $ 1,892
Salaries & Commissions                    $394,973     $ 8,565       $15,731
Broker Servicing                          $250,009     $ 5,422       $ 9,957
Miscellaneous                             $185,394     $ 4,020       $ 7,384
Total                                     $880,371     $19,091       $35,064

January 1, 2002 to May 31, 2002:

       DISTRIBUTION EXPENSES              CLASS A      CLASS B       CLASS C
       ---------------------              -------      -------       -------
Growth

Advertising                               $    422     $    15       $    20
Printing                                  $  7,990     $   278       $   381
Salaries & Commissions                    $ 72,015     $ 2,510       $ 3,430
Broker Servicing                          $115,378     $ 4,022       $ 5,495
Miscellaneous                             $ 33,232     $ 1,158       $ 1,583
Total                                     $229,037     $ 7,983       $10,909

Small Company

Advertising                               $    923     $    15       $    62
Printing                                  $ 17,540     $   283       $ 1,180
Salaries & Commissions                    $165,829     $ 2,679       $11,157
Broker Servicing                          $155,059     $ 2,505       $10,433
Miscellaneous                             $ 78,555     $ 1,269       $ 5,285
Total                                     $417,906     $ 6,751       $28,117

Value Opportunity

Advertising                               $    209     $     4       $     6
Printing                                  $  3,962     $    76       $   110
Salaries & Commissions                    $ 35,230     $   679       $   977
Broker Servicing                          $ 33,319     $   643       $   924
Miscellaneous                             $ 16,210     $   313       $   450
Total                                     $ 88,930     $ 1,715       $ 2,467

Technology

Advertising                               $    128     $    15       $    13
Printing                                  $  2,433     $   280       $   256
Salaries & Commissions                    $ 22,656     $ 2,608       $ 2,386
Broker Servicing                          $ 20,206     $ 2,326       $ 2,128
Miscellaneous                             $ 10,643     $ 1,225       $ 1,121
Total                                     $ 56,066     $ 6,454       $ 5,904

Balanced

Advertising                               $    213     $     7       $    18
Printing                                  $  4,046     $   126       $   341
Salaries & Commissions                    $ 35,591     $ 1,107       $ 2,997
Broker Servicing                          $ 57,444     $ 1,786       $ 4,837
Miscellaneous                             $ 16,223     $   504       $ 1,366
Total                                     $113,517     $ 3,530       $ 9,559

Growth and Income

Advertising                               $    304     $     3       $     9
Printing                                  $  5,782     $    56       $   167
Salaries & Commissions                    $ 52,198     $   504       $ 1,507
Broker Servicing                          $ 82,743     $   799       $ 2,389
Miscellaneous                             $ 24,093     $   233       $   696
Total                                     $165,120     $ 1,595       $ 4,768

Index Plus SmallCap

Advertising                               $    120     $    20       $    12
Printing                                  $  2,284     $   375       $   227
Salaries & Commissions                    $ 21,259     $ 3,487       $ 2,114
Broker Servicing                          $ 14,434     $ 2,368       $ 1,435
Miscellaneous                             $ 10,051     $ 1,649       $   999
Total                                     $ 48,148     $ 7,899       $ 4,789

Index Plus MidCap

Advertising                               $    339     $    26      $     34
Printing                                  $  6,478     $   493      $    654
Salaries & Commissions                    $ 61,060     $ 4,645      $  6,169
Broker Servicing                          $ 52,862     $ 4,018      $  5,336
Miscellaneous                             $ 29,294     $ 2,228      $  2,959
Total                                     $149,983     $11,410      $ 15,152

Index Plus LargeCap

Advertising                               $  1,054     $   155      $    230
Printing                                  $ 20,045     $ 2,948      $  4,364
Salaries & Commissions                    $172,214     $25,326      $ 37,494
Broker Servicing                          $261,340     $38,433      $ 56,899
Miscellaneous                             $ 78,191     $11,499      $ 17,024
Total                                     $532,844     $78,361      $116,011

Strategic Allocation Growth

Advertising                               $    145     $     1      $     21
Printing                                  $  2,757     $    17      $    395
Salaries & Commissions                    $ 26,033     $   162      $  3,729
Broker Servicing                          $ 39,179     $   243      $  5,611
Miscellaneous                             $ 12,275     $    76      $  1,758
Total                                     $ 80,389     $   499      $ 11,514

Strategic Allocation Balanced

Advertising                               $    171     $     0      $      1
Printing                                  $  3,283     $     9      $     18
Salaries & Commissions                    $ 30,193     $    85      $    164
Broker Servicing                          $ 50,403     $   142      $    274
Miscellaneous                             $ 14,049     $    40      $     76
Total                                     $ 98,099     $   276      $    533

Strategic Allocation Income

Advertising                               $    158     $     1      $      3
Printing                                  $  3,001     $    21      $     59
Salaries & Commissions                    $ 27,933     $   192      $    553
Broker Servicing                          $ 32,973     $   227      $    653
Miscellaneous                             $ 13,142     $    90      $    260
Total                                     $ 77,207     $   531      $  1,528

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor for the period January 1, 2002 to March 31, 2002 were as follows:

       DISTRIBUTION EXPENSES              CLASS A      CLASS B       CLASS C
       ---------------------              -------      -------       -------
Bond

Advertising                               $    301     $     5       $     8
Printing                                  $  5,719     $    90       $   153
Salaries & Commissions                    $ 44,015     $   696       $ 1,178
Broker Servicing                          $ 44,137     $   698       $ 1,181
Miscellaneous                             $ 18,575     $   294       $   497
Total                                     $112,747     $ 1,783       $ 3,017

ING Government

Advertising                               $115         $2            $5
Printing                                  $2,181       $42           $92
Salaries & Commissions                    $16,780      $320          $709
Broker Servicing                          $21,008      $400          $888
Miscellaneous                             $7,061       $135          $298
Total                                     $47,145      $899          $1,992

Money Market

Advertising                               $993         $9            $54
Printing                                  $18,860      $177          $1,029
Salaries & Commissions                    $145,140     $1,364        $7,921
Broker Servicing                          $45,748      $430          $2,497
Miscellaneous                             $61,042      $574          $3,331
Total                                     $271,783     $2,554        $14,832

For the two month period of November 2001 to December 2001, approximately $0, $0, $542,330, $1,014,260, and $6,485 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

For the year ended October 31, 2001, approximately $236,623, $95,752, $3,295,967, $5,591,963 and $216,255 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

The following table applies to Domestic Equity Index Funds:

                                                        AMOUNT OF SALES CHARGE TYPICALLY REALLOWED TO DEALERS AS A
            WHEN YOU INVEST THIS AMOUNT:                               PERCENTAGE OF OFFERING PRICE:
            ----------------------------                               -----------------------------
Under $50,000                                                                      2.50%
$50,000 or more but under $100,000                                                 2.00%
$100,000 or more but under $250,000                                                1.50%
$250,000 or more but under $500,000                                                1.00%
$500,000 or more but under $1,000,000                                              0.50%

The following table applies to Bond and ING Government:

                                                        AMOUNT OF SALES CHARGE TYPICALLY REALLOWED TO DEALERS AS A
            WHEN YOU INVEST THIS AMOUNT:                               PERCENTAGE OF OFFERING PRICE:
            ----------------------------                               -----------------------------
Under $50,000                                                                      4.25%
$50,000 or more but under $100,000                                                 4.00%
$100,000 or more but under $250,000                                                3.00%
$250,000 or more but under $500,000                                                2.25%
$500,000 or more but under $1,000,000                                              1.75%

Class A shares of all of the other ING Funds offered in this Prospectus (except Money Market) are sold subject to the following sales charge:

                                                        AMOUNT OF SALES CHARGE TYPICALLY REALLOWED TO DEALERS AS A
            WHEN YOU INVEST THIS AMOUNT:                               PERCENTAGE OF OFFERING PRICE:
            ----------------------------                               -----------------------------
Under $50,000                                                                      5.00%
$50,000 or more but under $100,000                                                 3.75%
$100,000 or more but under $250,000                                                2.75%
$250,000 or more but under $500,000                                                2.00%
$500,000 or more but under $1,000,000                                              1.75%

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                        COMMISSION
                                                        ----------
 -       on sales of $1 million to $2,499,999              1.00%
 -       on sales of $2.5 million to $4,999,999            0.50%
 -       on sales of $5 million or greater                 0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                        COMMISSION
                                                        ----------
 -       on sales of $1 million to $3 million              0.50%
 -       on sales of $3 million or greater                 0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price, except that in the case of the Index Plus Funds, the up-front commission is equal to 0.75%. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% (0.50% in the case of the Index Plus Funds) distribution fee for the first year. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.

ING Funds Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing ING Funds Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

In addition, ING may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

ING Funds Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

ING Funds Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of ING Funds Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

Aeltus makes payments to AISI of 0.10% of total Money Market Class A assets held in customer accounts that designate AISI as the selling broker-dealer.

ING Funds Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. ING Funds Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

The value of a shareholder's investment will be unaffected by these payments.

For the period November 1, 2001 to October 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES
                                  CHARGES BEFORE       CLASS A SALES
                                      DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                               RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
----                               ------------     -------------------     -------------        -------------
International Growth                 $24,135               $3,148                 $0                 $530

For the period November 1, 2001 to May 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES
                                  CHARGES BEFORE       CLASS A SALES
                                      DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                               RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
----                               ------------     -------------------     -------------        -------------
Growth                               $11,351               $1,481               $2,513               $870
Small Company                        $38,605               $5,035                $77                 $193
Value Opportunity                     $6,998                $913                  $0                 $106
Technology                            $2,998                $391                 $352                $250
Balanced                             $10,050               $1,311                $660                 $16
Growth and Income                     $4,279                $558                $1,727               $106
Index Plus LargeCap                  $33,374               $8,344              $25,438              $4,821
Index Plus MidCap                    $17,432               $4,358               $4,806               $613
Index Plus SmallCap                   $3,373                $843                 $306                 $0
Strategic Allocation Growth            $607                 $79                  $100                 $8
Strategic Allocation Balanced          $180                 $24                 $1,038                $0
Strategic Allocation Income            $653                 $85                 $2,741               $155

For the period November 1, 2001 to March 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES
                                  CHARGES BEFORE       CLASS A SALES
                                      DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                               RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
----                               ------------     -------------------     -------------        -------------
Bond                                  $7,144                $752                  $0                  $0
ING Government                       $46,303               $4,874                 $0                $2,268
Money Market                           N/A                  N/A                   $0                  $0

For the year ended October 31, 2001, ACI received net commissions from the sales of Class A shares and contingent deferred sales charges from redemptions of Class C shares as follows.

                      FUND
                      ----
                      International Growth               $45,591
                      Growth                              $5,647
                      Small Company Fund                 $11,578
                      Technology                          $4,132
                      Index Plus LargeCap                $40,361
                      Index Plus MidCap                  $15,043
                      Index Plus SmallCap                 $2,762
                      Value Opportunity                   $1,794
                      Balanced                            $3,781
                      Growth and Income                   $4,676
                      Strategic Allocation Growth           $981
                      Strategic Allocation
                      Balanced                              $192
                      Strategic Allocation Income           $151
                      Bond                                $1,413
                      Government                            $933
                      Money Market                           N/A

                        PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

      1.    Redemptions from any ING-advised Fund if you:

            -     Originally paid a front-end sales charge on the shares and

            -     Reinvest the money within 90 days of the redemption date.

      2.    Redemptions from other mutual funds if you:

            -     Originally paid a front-end sales charge on the shares and

            -     Reinvest the money within 30 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

      1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, Inc. or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

      2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ALIAC or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ALIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

      3. Certain trust companies and bank trust departments investing on behalf of their clients.

      4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

      5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, Inc. (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.

      6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, Inc. (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.

      7.    Registered investment companies.

      8.    Insurance companies (including separate accounts).

      9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

      10.   Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

      - redemptions of shares purchased through reinvestment of dividends or capital gains distributions;

      - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption; and

      -     redemptions of Money Market Class A and Class C shares unless:

            - those shares were purchased through an exchange from another Fund within one year (in the case of Class A and Class C shares) prior to the redemption; and

            - the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

      -     exchanges to other Funds of the same class;

      - redemptions following the death or disability of the shareholder or beneficial owner;

      - redemptions related to distributions from retirement plans or accounts under Internal Revenue Code Section 403(b) after you attain age 70 1/2;

      - tax-free returns of excess contributions from employee benefit plans;

      - distributions from employee benefit plans, including those due to plan termination or plan transfer; and

      - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

      - are limited annually to no more than 12% of the original account value;

      -     are made in equal monthly amounts, not to exceed 1% per month; and

      - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in certain Funds (other than Money Market shares), acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or AIC, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and AIC's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus,or AIC, may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and AIC's duty to obtain best execution.

Aeltus (or AIC, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and AIC consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and AIC, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or AIC to benefit the Funds.

Consistent with federal law, Aeltus or AIC may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and AIC, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or AIC's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. AIC may also buy or sell the same security at or about the same time for a Fund and another advisory client of AIC, including clients in which affiliates of AIC have an interest. Either Aeltus or AIC, as the case may be, normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

For the period November 1, 2002 through October 31, 2002:

FUND                                                                                COMMISSION
----                                                                                ----------
International Growth                                                                $1,078,887

For the period November 1, 2001 through May 31, 2002:

FUND                                                                                COMMISSION
----                                                                                ----------
Growth                                                                               $804,614
Small Company                                                                       $2,169,224
Value Opportunity                                                                    $91,415
Technology                                                                           $38,378
Balanced                                                                             $128,710
Growth and Income                                                                   $1,190,879
Index Plus LargeCap                                                                  $616,286
Index Plus MidCap                                                                    $33,832
Index Plus SmallCap                                                                   $2,502
Strategic Allocation Growth                                                          $196,513
Strategic Allocation Balanced                                                        $208,557
Strategic Allocation Income                                                          $78,204

For the period November 1, 2001 through March 31, 2002:

FUND                                                                                COMMISSION
----                                                                                ----------
Bond                                                                                      $0
ING Government                                                                            $0
Money Market                                                                              $0

For the following fiscal years:

         FUND NAME            FOR YEAR ENDED OCTOBER 31, 2001    FOR YEAR ENDED OCTOBER 31, 2000     FOR YEAR ENDED OCTOBER 31, 1999
         ---------            -------------------------------    -------------------------------     -------------------------------
Growth                                      $796,089                            $805,950                            $462,377
International Growth                      $1,040,275                          $1,133,982                            $497,419
Small Company                             $1,317,769                          $1,125,703                            $342,043

Value Opportunity                            $46,103                             $24,041                             $16,153
Technology*                                  $31,542                             $24,168                                 N/A
Balanced                                    $179,504                            $155,698                            $106,837
Growth and Income                         $1,727,256                          $2,620,251                          $1,575,747
Bond                                          $3,132                              $3,575                                $275
ING Government                                  $284                                $295                              $3,615
Money Market                                      $0                                  $0                                  $0
Index Plus LargeCap                         $938,360                            $760,175                            $278,464
Index Plus MidCap                            $40,785                             $16,000                             $11,440
Index Plus SmallCap                          $17,767                             $12,082                              $7,225
Strategic Allocation Growth                 $326,348                            $276,951                            $145,421
Strategic Allocation Balanced               $324,143                            $261,920                            $106,481
Strategic Allocation Income                 $132,676                             $87,840                             $47,787

*Technology commenced operations on March 1, 2000.

For the period November 1, 2001 to October 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

FUND                                                                                COMMISSION
----                                                                                ----------
International Growth                                                                 $65,971

For the period November 1, 2001 to May 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

FUND                                                                                COMMISSION
----                                                                                ----------
Growth                                                                                 $40,786
Small Company                                                                           $5,475
Value Opportunity                                                                      $22,227
Technology                                                                              $2,352
Balanced                                                                               $10,228
Growth and Income                                                                     $144,205
Index Plus LargeCap                                                                   $179,550
Index Plus MidCap                                                                           $0
Index Plus SmallCap                                                                         $0
Strategic Allocation Growth                                                             $4,590
Strategic Allocation Balanced                                                           $4,757
Strategic Allocation Income                                                             $1,706

For the period November 1, 2001 to March 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

FUND                                                                  COMMISSION PAID ON TOTAL TRANSACTIONS
----                                                                  -------------------------------------
Bond                                                                                      $0
ING Government                                                                            $0
Money Market                                                                              $0

For the fiscal year ended October 31, 2001:

                          FUND                                        COMMISSIONS PAID ON TOTAL TRANSACTIONS
                          ----                                        --------------------------------------
                          Growth                                                      $49,100
                          International Growth                                        $44,518
                          Small Company                                                $7,458
                          Value Opportunity                                            $6,963
                          Technology                                                   $7,199

                          FUND                                        COMMISSIONS PAID ON TOTAL TRANSACTIONS
                          ----                                        --------------------------------------
                          Balanced                                                    $27,443
                          Growth and Income                                          $178,232
                          Bond                                                             $0
                          ING Government                                                   $0
                          Money Market                                                     $0
                          Index Plus LargeCap                                        $264,657
                          Index Plus MidCap                                              $510
                          Index Plus SmallCap                                              $0
                          Strategic Allocation Growth                                 $43,337
                          Strategic Allocation Balanced                               $32,422
                          Strategic Allocation Income                                 $13,514

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

                                 CODE OF ETHICS

The Funds, the Investment Adviser and ING Funds Distributor have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Check writing Service

Check writing is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the check writing service by indicating your election on the application or by calling 1-800-992-0180. All notices with respect to checks must be given to the transfer agent.

Cross Investing

Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services, which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

      Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

      Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

      Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

      Options and Hedging Transactions

The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a

Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

      Short Sales Against the Box

If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

      Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

      Sale or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

      Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

      Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

      Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)(n) = ERV

Where:     P      = a hypothetical initial payment of $1,000,
           T      = the average annual total return,
           n      = the number of years, and
           ERV    = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(D)

Where:   P       =  a hypothetical initial payment of $1,000,
         T       =  the average annual total return (after taxes on
                    distributions),
         n       =  the number of years, and
         ATVD    =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(DR)

Where:   P        = a hypothetical initial payment of $1,000,
         T        = the average annual total return (after taxes on
                    distributions),
         n        = the number of years, and
         ATV(DR)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

Money Market Yield

Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

The yield and effective yield for Money Market for the seven days ended January 31, 2003 were as follows:

                                               CLASS A, C AND I               CLASS B
                                               ----------------               -------
               Yield                                  0.73%                    0.13%
               Effective Yield                        0.73%                    0.13%

30-Day Yield for Certain Non-Money Market Funds

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield= [GRAPHIC OMITTED]

Where:    a    = dividends and interest earned during the period,
          b    = expenses accrued for the period (net of reimbursements),
          c    = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
          d    = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      For the 30-day period ended January 31, 2003:

                                                               YIELD (AT POP)
                                                               --------------
                  FUND                       CLASS A      CLASS B         CLASS C         CLASS I
                  ----                       -------      -------         -------         -------
Bond                                          2.53%        1.91%           1.90%           2.91%
ING Government                                2.03%        1.40%           1.34%           2.38%

The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be:

              d = the NAV per share on the last day of the period.

      For the 30-day period ended January 31, 2003:

                             FUND                              YIELD (AT NAV) CLASS A
                             ----                              ----------------------
     Bond                                                                2.66%
     ING Government                                                      2.13%

Dividend Yield

Bond Fund and ING Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

The Class A dividend yield may also be quoted with the public offering price
(POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended January 31, 2003 were as follows:

            FUND                CLASS A (NAV)       CLASS A (POP)        CLASS B         CLASS C        CLASS I
            ----                -------------       -------------        -------         -------        -------
Bond                                 3.35                3.19              2.63           2.61            3.59
ING Government                       2.25                2.14              1.51           1.45            2.49

A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

In February 1998, the Funds redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A shares of Money Market.

The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended October 31, 2002 for the International Growth Fund, May 31, 2001 for Equity Funds and March 31, 2002 for Fixed Income Funds, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

Total Return Quotations as of October 31, 2002:

                                                                                    SINCE
INTERNATIONAL GROWTH                       1 YEAR        5 YEARS     10 YEARS       INCEPTION       INCEPTION DATE*
--------------------                       ------        -------     --------       ---------       ---------------
Class A                                    (29.70)          (7.17)        N/A            0.07          04/15/94
Class A (after taxes on
distributions)                             (29.70)          (10.38)       N/A           (2.75)
Class A (after taxes on
distributions and sale of fund
shares)                                    (18.24)          (5.66)        N/A           (0.35)
Class B (assuming payment of CDSC)         (29.74)            N/A         N/A           (13.62)        03/01/99
Class C (assuming payment of CDSC)         (26.61)            N/A         N/A           (11.86)        06/30/98
Class I                                    (25.41)          (5.80)        3.83            2.47         01/03/92

Total Return Quotations as of May 31, 2002:

CLASS I

           FUND NAME                1 YEAR        5 YEARS           10 YEARS      SINCE INCEPTION    INCEPTION DATE*
           ---------                ------        -------           --------      ---------------    ---------------
Balanced                             (4.63)        6.45               8.97              ------         01/03/1992
Growth and Income                    (16.03)       1.40               8.59              ------         01/03/1992
Growth                               (21.70)       3.34               ------            10.20          01/04/1994
Small Company                        (0.84)       11.64               ------            15.27          12/10/1996
Value Opportunity                    (16.36)      -------             ------            6.38           02/02/1998
Technology                           (25.00)      -------             ------            (34.65)        03/01/2000
Index Plus LargeCap                  (14.36)       6.86               ------            8.88           12/10/1996
Index Plus MidCap                    3.68         -------             ------            14.36          02/03/1998
Index Plus SmallCap                  9.04         -------             ------            6.17           02/03/1998
Strategic Allocation Growth          (7.91)        2.93               ------            8.86           01/04/1995
Strategic Allocation Balanced        (4.96)        3.26               ------            8.11           01/04/1995
Strategic Allocation Income          (1.48)        4.72               ------            8.12           01/04/1995

CLASS A (assuming payment of the front-end sales load):

              FUND NAME                    1 YEAR           5 YEARS         SINCE INCEPTION       INCEPTION DATE*
              ---------                    ------           -------         ---------------       ---------------
BALANCED
Class A                                    (10.30)          4.86                8.44                01/03/1992
Class A (after taxes on
distributions)                             (10.97)          2.25                5.83
Class A (after taxes on
distributions and sale of fund
shares)                                    (6.32)           3.08                5.96
GROWTH AND INCOME
Class A                                    (21.01)          (0.11)              8.10                01/03/1992
Class A (after taxes on
distributions)                             (21.05)          (3.18)              5.01
Class A (after taxes on
distributions and sale of fund
shares)                                    (12.90)          0.63                5.88
GROWTH
Class A                                    (26.49)          1.81                8.84                01/04/1994
Class A (after taxes on
distributions)                             (26.49)          0.66                6.27
Class A (after taxes on
distributions and sale of fund
shares)                                    (16.27)          1.09                6.65
INDEX PLUS LARGECAP
Class A                                    (17.12)          5.91                7.01                12/10/1996
Class A (after taxes on
distributions)                             (17.32)          4.84                5.99
Class A (after taxes on
distributions and sale of fund
shares)                                    (10.51)          4.25                5.21
SMALL COMPANY
Class A                                    (6.78)           9.98                13.88               01/04/1994
Class A (after taxes on
distributions)                             (6.81)           6.85                10.29
Class A (after taxes on
distributions and sale of fund
shares)                                    (4.16)           6.63                9.79
STRATEGIC ALLOCATION GROWTH
Class A                                    (13.43)          1.46                2.22                01/04/1995
Class A (after taxes on
distributions)                             (13.87)          0.99                (0.08)
Class A (after taxes on
distributions and sale of fund
shares)                                    (8.26)           0.27                0.94
STRATEGIC ALLOCATION BALANCED
Class A                                    (10.66)          1.78                6.79                01/04/1995
Class A (after taxes on
distributions)                             (11.37)          (0.30)              5.32
Class A (after taxes on
distributions and sale of fund
shares)                                    (6.56)           0.60                5.02
STRATEGIC ALLOCATION INCOME
Class A                                    (7.40)               3.20            3.60                01/04/1995
Class A (after taxes on
distributions)                             (8.76)               0.76            1.31

Class A (after taxes on
distributions and sale of fund
shares)                                    (4.58)               1.52            1.92
INDEX PLUS MIDCAP
Class A                                    0.31               --------          13.25               02/03/1998
Class A (after taxes on
distributions)                             0.22               --------          10.56
Class A (after taxes on
distributions and sale of fund
shares)                                    0.18               --------          9.61
INDEX PLUS SMALLCAP
Class A                                    5.44                --------         5.13                02/03/1998
Class A (after taxes on
distributions)                             5.44                --------         5.12
Class A (after taxes on
distributions and sale of fund
shares)                                    3.34                --------         4.16
VALUE OPPORTUNITY                                              --------
Class A                                    (21.34)             --------         4.68                02/02/1998
Class A (after taxes on
distributions)                             (21.34)             --------         3.26
Class A (after taxes on
distributions and sale of fund
shares)                                    (13.10)             --------         3.50
TECHNOLOGY
Class A                                    (29.52)             --------         (36.49)             03/01/2000
Class A (after taxes on
distributions)                             (29.52)             --------         (36.49)
Class A (after taxes on
distributions and sale of fund
shares)                                    (18.13)             --------         (27.30)

CLASS B (assuming payment of the CDSC):

           FUND NAME                               1 YEAR          SINCE INCEPTION        INCEPTION DATE*
           ---------                               ------          ---------------        ---------------
Balanced                                           (10.22)             (0.42)                01/03/1992
Growth and Income                                  (21.02)             (8.14)                01/03/1992
Growth                                             (26.40)             (9.76)                01/04/1994
Index Plus LargeCap                                (19.46)             (5.16)                12/10/1996
Small Company                                      (6.74)               11.79                01/04/1994
STRATEGIC ALLOCATION GROWTH                        (13.41)             (1.30)                01/04/1995
STRATEGIC ALLOCATION BALANCED                      (10.56)             (0.44)                01/04/1995
STRATEGIC ALLOCATION INCOME                        (7.20)               1.67                 01/04/1995
Index Plus MidCap                                  (2.34)               13.18                02/03/1998
Index Plus SmallCap                                (2.86)               9.83                 02/03/1998
Value Opportunity                                  (21.35)              2.74                02/020/1998
Technology                                         (29.60)             (36.20)               03/01/2000

CLASS C (assuming payment of the CDSC)

           FUND NAME                               1 YEAR          SINCE INCEPTION        INCEPTION DATE*
           ---------                               ------          ---------------        ---------------
Balanced                                             (6.47)                1.11              01/03/1992
Growth and Income                                    (17.68)              (5.97)             01/03/1992
Growth                                               (23.35)              (4.95)             01/04/1994
Index Plus LargeCap                                  (15.65)              (0.45)             12/10/1996
Small Company                                        (2.82)                6.63              01/04/1994
STRATEGIC ALLOCATION GROWTH                          (9.71)               (2.30)             01/04/1995
STRATEGIC ALLOCATION BALANCED                        (6.82)               (1.34)             01/04/1995
STRATEGIC ALLOCATION INCOME                          (3.44)                1.28              01/04/1995
Index Plus MidCap                                     2.15                12.51              02/03/1998
Index Plus SmallCap                                   7.43                 4.25              02/03/1998
Value Opportunity                                    (18.04)               3.41              02/02/1998
Technology                                           (26.44)             (35.26)             03/01/2000


Total Return Quotations as of March 31, 2002:

CLASS I

                                                                                      SINCE
            FUND NAME                 1 YEAR        5 YEARS         10 YEARS        INCEPTION      INCEPTION DATE*
            ---------                 ------        -------         --------        ---------      ---------------
Money Market                            2.83%         4.94%           4.79%            4.73%          01/03/1992
ING Government                          3.86%         6.81%             N/A            5.95%          01/04/1994
Bond                                    4.33%         6.53%           6.76%            6.45%          01/03/1992

CLASS A (assuming payment of the front-end sales load)

              FUND NAME                    1 YEAR        5 YEARS          SINCE INCEPTION       INCEPTION DATE*
              ---------                    ------        -------          ---------------       ---------------
MONEY MARKET
Class A                                    2.85%           4.94%                5.15%               04/15/1994
ING GOVERNMENT
Class A                                    -1.34%          5.42%                5.36%               04/15/1994
Class A (after taxes on
distributions)                             -3.20%          3.38%                3.21%
Class A (after taxes on
distributions and sale of fund
shares)                                    -0.78%          3.33%                3.20%
BOND
Class A                                    -0.78%          5.18%                5.40%               04/15/1994
Class A (after taxes on
distributions)                             -2.91%          3.00%                3.16%
Class A (after taxes on
distributions and sale of fund
shares)                                    -0.12%          3.09%                3.21%

CLASS B (assuming payment of the CDSC)

              FUND NAME                    1 YEAR        5 YEARS          SINCE INCEPTION       INCEPTION DATE*
              ---------                    ------        -------          ---------------       ---------------
Money Market                               -3.18%            N/A                2.75%             03/01/1999
ING Government                             -2.22%            N/A                3.73%             03/01/1999
Bond Fund                                  -1.51%            N/A                3.75%             03/01/1999

CLASS C  (assuming payment of the CDSC)

              FUND NAME                    1 YEAR        5 YEARS          SINCE INCEPTION       INCEPTION DATE*
              ---------                    ------        -------          ---------------       ---------------
Money Market                                1.85%             N/A               4.77%             06/30/1998
ING Government                              1.73%             N/A               4.41%             06/30/1998
Bond                                        2.36%             N/A               4.45%             06/30/1998

---------
*The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the periods ended October 31, 2002, May 31, 2002 and March 31, 2002, and the Financial Statements (unaudited) appearing in the company's Semi-Annual Report for the period ended November 30, 2002, September 30, 2002 and April 30, 2002, are incorporated by reference into this Statement. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2003

                              ING SERIES FUND, INC.

                                 CLASS O SHARES

This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated therein by reference, and should be read in conjunction with the current Class O Prospectus dated March 1, 2003 for ING Series Fund, Inc. (the "Company"), which has been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined herein are used as defined in the Prospectus.

The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Fund" and collectively, the "Funds"). The Company currently has authorized the following Funds:

              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
                        ING Technology Fund (Technology)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                        ING Government Fund (ING Government)
               ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth) ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)


Currently Class O shares of International Growth, Technology, Bond, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are being offered to the public.

The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports for the Funds, are incorporated herein by reference. A copy of the Prospectus and the Annual and Semi-Annual Reports are available, without charge, upon request by writing to: ING DIRECT Securities, Inc., P.O. Box 15647, Wilmington, DE 19885-5647 or by calling 1-866-289-3863.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC..........................         3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES..........         4
INVESTMENT TECHNIQUES AND RISK FACTORS...................         7
MANAGEMENT OF THE ING FUNDS..............................        23
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............        33
INVESTMENT ADVISORY AGREEMENTS...........................        49
EXPENSE LIMITATION AGREEMENTS............................        54
SUB-ADVISORY AGREEMENTS..................................        55
ADMINISTRATIVE SERVICES AGREEMENT........................        58
CUSTODIAN................................................        59
TRANSFER AGENT...........................................        59
INDEPENDENT AUDITORS.....................................        60
COUNSEL..................................................        60
PRINCIPAL UNDERWRITER....................................        60
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS......        61
BROKERAGE ALLOCATION AND TRADING POLICIES................        62
CODE OF ETHICS...........................................        64
SHAREHOLDER ACCOUNTS AND SERVICES........................        65
NET ASSET VALUE..........................................        66
TAX CONSIDERATIONS.......................................        67
CALCULATION OF PERFORMANCE DATA..........................        72
PERFORMANCE COMPARISONS..................................        75
FINANCIAL STATEMENTS.....................................        77

                        HISTORY OF ING SERIES FUND, INC.

ING Series Fund, Inc. ("Series Fund" or "the Company") is a Maryland Corporation registered as an open-end management investment company. Series Fund was organized in June 1991 and currently consists of the following separately managed, diversified series (individually, a "Fund" and collectively, the "Funds").


                         FUND NAME
                         ---------
                         ING Growth Fund
                         ING International Growth Fund
                         ING Small Company Fund
                         ING Value Opportunity Fund
                         ING Technology Fund
                         ING Balanced Fund
                         ING Growth and Income Fund
                         ING Bond Fund ING Government Fund
                         ING Aeltus Money Market Fund
                         ING Index Plus LargeCap Fund
                         ING Index Plus MidCap Fund
                         ING Index Plus SmallCap Fund
                         ING Strategic Allocation Growth Fund
                         ING Strategic Allocation Balanced Fund
                         ING Strategic Allocation Income Fund


Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes The Company currently offers multiple series, not all of which are offered through this Statement and the corresponding Prospectus. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes. Class O shares are offered through this Statement and the corresponding Prospectus. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Class O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income (collectively referred to as the "Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions;
      (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

      The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectus;

(2) except for International Growth and the Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A , or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (Aeltus), Sub-Adviser to all Funds except Technology; or AIC Asset Management, LLC
      (AIC), Sub-Adviser to Technology Fund, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap ) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality.

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International Growth have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

The Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the information technology industry sector. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The ING Government Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy

The Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's 500 Composite Index (S&P 500 Index). The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund (except Money Market) may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts    Each Fund may enter into futures contracts and options
thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge).

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Strategic Allocation Growth and 60% in the case of Strategic Allocation Balanced) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments, Aeltus or AIC, in the case of Technology.

Each Fund, except the Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock, which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when ING Investments, Aeltus or AIC, in the case of Technology, believe that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options   The Funds may engage in
transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies   Each Fund may write and purchase calls on
foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts    CFTC
regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future; contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts   Each Fund may enter into forward contracts for
foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts, which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or AIC, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus or AIC must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions    Each Fund may enter into interest rate swaps, currency
swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectus. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, ING Government , Bond , Growth and Income, Balanced, and the Strategic Allocation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities, which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rates of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate; however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation    A Fund's ability to hedge effectively all or a
portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market     Prior to exercise or expiration,
a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements     Investments in futures contracts
on fixed income securities and related indices involve the risk that if Aeltus' (or AIC's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices, which reflect the rising market.

Trading and Position Limits     Each contract market on which futures and option
contracts are traded has established a number of limitations governing the maximum number of positions, which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk      With some derivatives, whether used for hedging or
speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Eurodollar and Yankee Dollar Instruments

Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

International Growth may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by ING Investments or Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by AIC to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Instruments

All Funds, except International Growth, Technology, ING Government Fund and Money Market, may invest in high-yield instruments, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus.

These securities include:

      (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

      (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

      (c)   any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or Aeltus seeks to identify situations in which ING investments or Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay interest periodically and in cash.

Payment Expectations       High-yield bonds present risks based on payment
expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risk Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Rating      The credit ratings assigned to high-yield
bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities      Each Fund may invest in zero coupon
securities and all Funds (except Money Market ) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Government Trust Certificates      The ING Government Fund may also invest in
Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives, which have certain risks as outlined above.

Short-Term Investments

The Funds may invest in the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Equity Securities

Each Fund (except ING Government Fund and Money Market Fund) may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Convertibles

All Funds (except ING Government Fund) may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds except ING Government may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies

All Funds ( except Bond Fund, ING Government and Money Market) may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Short Sales

Technology Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

Set forth in the table below is information about each Director of the Funds.

                                               TERM                                        NUMBER OF
                                            OF OFFICE                                    PORTFOLIOS IN               OTHER
                               POSITION(S)  AND LENGTH                                    FUND COMPLEX           DIRECTORSHIPS
                                  HELD       OF TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN BY               HELD BY
  NAME, ADDRESS AND AGE         WITH FUND    SERVED(1)   DURING THE PAST 5 YEARS        DIRECTOR/TRUSTEE       DIRECTOR/TRUSTEE
  ---------------------         ---------    ---------   -----------------------        ----------------       ----------------
TRUSTEES WHO ARE
"INTERESTED PERSON"

J. SCOTT FOX(2)                 Director    Since 1997  Chief Executive Officer (July   54                Mr. Fox serves as director
10 State House Square                                   2001 to present), President                       of the board of IPC
Hartford, Connecticut 06107                             (April 2001 to present),                          Financial Network, Inc.
Date of Birth: 02/01/1955                               Director, Chief Operating                         (January 2001 to present)
                                                        Officer (April 1994 to
                                                        present), Chief Financial
                                                        Officer (April 1994 to July
                                                        2001), Managing Director
                                                        (April 1994 to April 2001),
                                                        Aeltus Investment Management,
                                                        Inc.; Executive Vice President
                                                        (April 2001 to present),
                                                        Director, Chief Operating
                                                        Officer (February 1995 to
                                                        present), Chief Financial
                                                        Officer, Managing Director
                                                        (February 1995 to April 2001),
                                                        Aeltus Capital, Inc; Senior
                                                        Vice President - Operations,
                                                        Aetna Life Insurance and
                                                        Annuity Company, March 1997 to
                                                        December 1997.

                                               TERM                                        NUMBER OF
                                            OF OFFICE                                    PORTFOLIOS IN               OTHER
                               POSITION(S)  AND LENGTH                                    FUND COMPLEX           DIRECTORSHIPS
                                  HELD       OF TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN BY               HELD BY
  NAME, ADDRESS AND AGE         WITH FUND    SERVED(1)   DURING THE PAST 5 YEARS        DIRECTOR/TRUSTEE       DIRECTOR/TRUSTEE
  ---------------------         ---------    ---------   -----------------------        ----------------       ----------------
THOMAS J. MCINERNEY(3)           Director   February    Chief Executive Officer, ING    158               Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2001        U.S. Financial Services                           (February 2002 -
Scottsdale, Arizona 85258                   - Present   (September 2001 - Present);                       Present); Director,
Date of Birth: 05/05/1956                               General Manager and Chief                         Equitable Life Insurance
                                                        Executive Officer, ING U.S.                       Co., Golden American Life
                                                        Worksite Financial Services                       Insurance Co., Life
                                                        (December 2000 - Present);                        Insurance Company of
                                                        Member, ING Americas Executive                    Georgia, Midwestern
                                                        Committee (2001 - Present);                       United Life Insurance
                                                        President, Chief Executive                        Co., ReliaStar Life
                                                        Officer and Director of                           Insurance Co., Security
                                                        Northern Life Insurance                           Life of Denver, Security
                                                        Company (March 2001 - October                     Connecticut Life
                                                        2002), ING Aeltus Holding                         Insurance Co., Southland
                                                        Company, Inc. (2000 -                             Life Insurance Co., USG
                                                        Present), ING Retail Holding                      Annuity and Life Company,
                                                        Company (1998 - Present), ING                     and United Life and
                                                        Life Insurance and Annuity                        Annuity Insurance Co. Inc
                                                        Company (September 1997 -                         (March 2001 - Present);
                                                        November 2002) and ING                            Trustee, Ameribest Life
                                                        Retirement Holdings, Inc.                         Insurance Co.,
                                                        (1997 - Present). Formerly,                       (2001-2003); Trustee,
                                                        General Manager and Chief                         First Columbine Life
                                                        Executive Officer, ING                            Insurance Co.
                                                        Worksite Division (December                       (2001-2002); Member of
                                                        2000 - October 2001),                             the Board, National
                                                        President, ING-SCI, Inc.                          Commission on Retirement
                                                        (August 1997 - December 2000);                    Policy, Governor's
                                                        President, Aetna Financial                        Council on Economic
                                                        Services (August 1997 -                           Competitiveness and
                                                        December 2000); Head of                           Technology of
                                                        National Accounts, Core Sales                     Connecticut, Connecticut
                                                        and Marketing, Aetna U.S.                         Business and Industry
                                                        Healthcare (April 1996 - March                    Association, Bushnell;
                                                        1997).                                            Connecticut Forum; Metro
                                                                                                          Hartford Chamber of
                                                                                                          Commerce; and is
                                                                                                          Chairman, Concerned
                                                                                                          Citizens for Effective
                                                                                                          Government.

INDEPENDENT
DIRECTORS/TRUSTEES

ALBERT E. DEPRINCE, JR.         Director    June        Director, Business and          54                None
3029 St. Johns Drive                        1998 -      Economic Research Center,
Murfreesboro, Tennessee 37129               Present     1999 to present, and
Date of Birth: 04/24/1941                               Professor of Economics
                                                        and Finance, Middle
                                                        Tennessee State
                                                        University, 1991 to
                                                        present.

                                               TERM                                        NUMBER OF
                                            OF OFFICE                                    PORTFOLIOS IN         OTHER
                               POSITION(S)  AND LENGTH                                    FUND COMPLEX     DIRECTORSHIPS
                                  HELD       OF TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN BY         HELD BY
  NAME, ADDRESS AND AGE         WITH FUND    SERVED(1)   DURING THE PAST 5 YEARS        DIRECTOR/TRUSTEE  DIRECTOR/TRUSTEE
  ---------------------         ---------    ---------   -----------------------        ----------------  ----------------
MARIA T. FIGHETTI               Director      April     Associate Commissioner          54                None
325 Piermont Road                             1994 -    for Contract Management,
Closter, New Jersey 07624                    Present    Health Services, New York
Date of Birth: 09/07/1943                               City Department of Mental
                                                        Health, Mental
                                                        Retardation and Alcohol
                                                        Services 1996 to October
                                                        2002.

DAVID L. GROVE                  Director      June      Private Investor and            54                None
7337 E. Doubletree Ranch Road                 1991-     Economic/Financial
Scottsdale, Arizona 85258                    Present    Consultant (December
Date of Birth: 04/25/1918                               1985 to present).

SIDNEY KOCH                     Director      April     Financial Adviser, self-        54                None
455 East 86th Street                          1994 -    employed, January 1993
New York, New York 10028                     Present    to present.
Date of Birth: 04/22/1935

CORINE T. NORGAARD              Director      June      Dean of the Barney              54                Director/Trustee, Mass
556 Wormwood Hill                             1991 -    School of Business,                               Mutual Corporate Investors
Mansfield Center, Connecticut                Present    University of Hartford                            (April 1997 - Present)
06250                                                   (West Hartford, CT),
Date of Birth: 06/20/1937                               August 1996 to present.

EDWARD T. O'DELL                Director      June      Formerly,                       54                None
7337 E. Doubletree Ranch Rd.                  2002 -    Partner/Chairman,
Scottsdale, Arizona 85258                    Present    Financial Service Group,
Date of Birth: 11/26/1935                               Goodwin Proctor LLP
                                                        (January 1970 to
                                                        September 2000);
                                                        Chairman, Committee I -
                                                        International Bar
                                                        Association (1995 to
                                                        1999).

JOSEPH E. OBERMEYER (4)         Director     January    President, Obermeyer &          54                None
9909 NE 4th Avenue Rd.                         2003     Associates, Inc. (1999
Miami Shores, FL 33138                      - Present   to present) and Senior
Date of Birth: 10/24/1957                               Manager, Strategic,
                                                        Financial & Economic
                                                        Consulting (1995-1999).

----------


(1) Directors/Trustees serve until their successors are duly elected and qualified.

(2) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "Interested Person", as defined by the Investment Company Act of 1940, as amended ("1940 Act"), because of his relationship with ING U.S. Worksite Financial Services, and affiliate of ING Investments, LLC.

(4)   Mr. Obermeyer became a Director on January 1, 2003.

OFFICERS

Information about the ING Funds' officers is set forth in the table below:

                                                              TERM OF OFFICE AND
                                                              LENGTH OF TIME SERVED       PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE FUND  (1)(2)(3)                   DURING THE LAST FIVE YEARS (4)
---------------------           ----------------------------  ---------                   ------------------------------
JAMES M. HENNESSY               President, Chief Executive    March 2002 - Present        President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.    Officer and Chief Operating   (For the ING Funds)         ING Capital Corporation, LLC, ING Funds
Scottsdale, Arizona 85258       Officer                                                   Services, LLC, ING Advisors, Inc., ING
Date of Birth:  04/09/1949                                                                Investments, LLC, Lexington Funds
                                President, Chief Executive    February 2001 - March 2002  Distributor, Inc., Express America T.C.,
                                Officer and Chief Operating   (For the Pilgrim Funds)     Inc. and EAMC Liquidation Corp.
                                Officer                                                   (December 2001 - Present); Executive
                                                                                          Vice President and Chief Operating
                                Chief Operating Officer       June 2000 - February 2001   Officer and ING Funds Distributor, LLC
                                                              (For the Pilgrim Funds)     (June 2000 - Present). Formerly,
                                                                                          Executive Vice President and Chief
                                                                                          Operating Officer, ING Quantitative
                                                                                          Management, Inc. (October 2001 -
                                                                                          September 2002), Senior Executive Vice
                                                                                          President (June 2000 - December 2000)
                                                                                          and Secretary (April 1995 - December
                                                                                          2000), ING Capital Corporation, LLC, ING
                                                                                          Funds Services, LLC, ING Investments,
                                                                                          LLC, ING Advisors, Inc., Express America
                                                                                          T.C., Inc. and EAMC Liquidation Corp.;
                                                                                          Executive Vice President, ING Capital
                                                                                          Corporation, LLC and its affiliates (May
                                                                                          1998 - June 2000); and Senior Vice
                                                                                          President, ING Capital Corporation, LLC
                                                                                          and its affiliates (April 1995 - April
                                                                                          1998).

STANLEY D. VYNER                Executive Vice President      March 2002 - Present        Executive Vice President, ING Advisors,
7337 E. Doubletree Ranch Rd.                                  (For the ING Funds)         Inc. and ING Investments, LLC (July 2000
Scottsdale, Arizona 85258                                                                 - Present) and Chief Investment Officer
Date of Birth:  05/14/1950      Executive Vice President      July 1996 - March 2002      of the International Portfolios, ING
                                                              (For the international      Investments, LLC (July 1996 - Present).
                                                              portfolios of the Pilgrim   Formerly, President and Chief Executive
                                                              Funds)                      Officer, ING Investments, LLC (August
                                                                                          1996 - August 2000).

MARY LISANTI                    Executive Vice President      March 2002 - Present        Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                  (for the ING Funds)         Investments, LLC and ING Advisors, Inc.
Scottsdale, Arizona 85258                                                                 (November 1999 - Present) and Chief
Date of Birth:  08/27/1956      Executive Vice President      May 1998 - March 2002       Investment Officer of the Domestic
                                                              (For the domestic equity    Equity Portfolios, ING Investments, LLC
                                                              portfolios of the Pilgrim   (November 1999 - Present). Formerly,
                                                              Funds)                      Executive Vice President, ING
                                                                                          Quantitative Management, Inc. (July 2000
                                                                                          - September 2002); Executive Vice
                                                                                          President and Chief Investment Officer
                                                                                          for the Domestic Equity Portfolios of
                                                                                          Northstar Investment Management
                                                                                          Corporation, whose name changed to
                                                                                          Pilgrim Advisors, Inc. and subsequently,
                                                                                          became part of ING Investments, LLC (May
                                                                                          1998 - October 1999); and Portfolio
                                                                                          Manager, Strong Capital Management (May
                                                                                          1996 - May 1998).

MICHAEL J. ROLAND               Executive Vice President,     March 2002 - Present        Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.    Assistant Secretary and       (For the ING Funds)         Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258       Principal Financial Officer                               Funds Services, LLC, ING Funds
Date of Birth:  05/30/1958                                                                Distributor, LLC, ING Advisors, Inc.,
                                Senior Vice President and     June 1998 - March 2002      ING Investments, LLC, Inc., Lexington
                                Principal Financial Officer   (For the Pilgrim Funds)     Funds Distributor, Inc., Express America
                                                                                          T.C., Inc. and EAMC Liquidation Corp.
                                Chief Financial Officer       December 2002 - Present     (December 2001 - Present). Formerly,
                                                              (For the IPI Funds)         Executive Vice President, Chief
                                                                                          Financial Officer and Treasurer ING
                                                                                          Quantitative Management (December 2001 -
                                                                                          September 2002), Senior Vice President,
                                                                                          ING Funds Services, LLC, ING
                                                                                          Investments, LLC and ING Funds
                                                                                          Distributor, LLC (June 1998 -

                                                              TERM OF OFFICE AND
                                                              LENGTH OF TIME SERVED       PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE FUND  (1)(2)(3)                   DURING THE LAST FIVE YEARS (4)
---------------------           ----------------------------  ---------                   ------------------------------
                                                                                          December 2001) and Chief Financial
                                                                                          Officer of Endeavor Group (April 1997 -
                                                                                          June 1998).

ROBERT S. NAKA                  Senior Vice President and     March 2002 - Present        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.    Assistant Secretary           (For the ING Funds)         Secretary, ING Funds Services, LLC, ING
Scottsdale, Arizona 85258                                                                 Funds Distributor, LLC, ING Advisors,
Date of Birth:  06/17/1963      Senior Vice President and     November 1999 - March 2002  Inc., ING Capital Corporation, LLC, ING
                                Assistant Secretary           (For the Pilgrim Funds)     Investments, LLC (October 2001 -
                                                                                          Present) and Lexington Funds
                                Assistant Secretary           July 1996 - November 1999   Distributor, Inc. (December 2001 -
                                                              (For the Pilgrim Funds)     Present). Formerly, Senior Vice
                                                                                          President and Assistant Secretary, ING
                                                                                          Quantitative Management, Inc. (October
                                                                                          2001 - September 2002), Vice President,
                                                                                          ING Investments, LLC (April 1997 -
                                                                                          October 1999), ING Funds Services, LLC
                                                                                          (February 1997 - August 1999) and
                                                                                          Assistant Vice President, ING Funds
                                                                                          Services, LLC (August 1995 - February
                                                                                          1997).

ROBYN L. ICHILOV                Vice President and Treasurer  March 2002 - Present        Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                                  (For the ING Funds)         (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC (August 1997 -
Date of Birth:  09/25/1967      Vice President and Treasurer  May 1998 - March 2002       Present); Accounting Manager, ING
                                                              (For the Pilgrim Funds)     Investments, LLC (November 1995 -
                                                                                          Present).
                                Vice President                November 1997 - May 1998
                                                              (For the Pilgrim Funds)

KIMBERLY A. ANDERSON            Vice President and Secretary  March 2002 - Present        Vice President and Secretary,
7337 E. Doubletree Ranch Rd.                                  (For the ING Funds)         ING Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                                 Distributor, LLC, ING Advisors, Inc.,
Date of Birth:  07/25/1964                                    February 2001 - March 2002  ING Investments, LLC (October 2001 -
                                                              (For the Pilgrim Funds)     Present) and Lexington Funds
                                                                                          Distributor, Inc. (December 2001 -
                                                                                          Present). Formerly, Vice the Pilgrim
                                                                                          Funds) President, ING Quantitative
                                                                                          Management, Inc. (October 2001 -
                                                                                          September 2002); Assistant Vice
                                                                                          President, ING Funds Services, LLC
                                                                                          (November 1999 - January 2001) and has
                                                                                          held various other positions with ING
                                                                                          Funds Services, LLC for more than the
                                                                                          last five years.

TODD MODIC                      Assistant Vice President      April 2002 - Present        Director of Financial Reporting, ING
7337 E. Doubletree Ranch Rd.                                  (For certain ING Funds)     Investments, LLC (March 2001 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Director of Financial
Date of Birth:  11/03/1967                                    March 2002 - Present        Reporting, Axient Communications, Inc.
                                                              (For certain ING Funds)     (May 2000 - January 2001) and Director
                                                                                          of Finance, Rural/Metro Corporation
                                                              August 2001 - March 2002    (March 1995 - May 2000).
                                                              (For the Pilgrim Funds)

MARIA M. ANDERSON               Assistant Vice President      April 2002 - Present        Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                  (For certain ING Funds)     Services, LLC (October 2001 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Manager of Fund Accounting and
Date of Birth:  05/29/1958                                    March 2002 - April 2002     Fund Compliance, ING Investments, LLC
                                                              (For certain ING Funds)     (September 1999 - November 2001);
                                                                                          Section Manager of Fund Accounting,
                                                              August 2001 - March 2002    Stein Roe Mutual Funds (July 1998 -
                                                              (For the Pilgrim Funds)     August 1999); and Financial Reporting
                                                                                          Analyst, Stein Roe Mutual Funds (August
                                                                                          1997 - July 1998).

---------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE         POSITIONS HELD             TERM OF OFFICE AND LENGTH              PRINCIPAL OCCUPATION(S) DURING
                               WITH THE FUND              OF TIME SERVED(1)(2)(3)                    THE LAST FIVE YEARS(4)
---------------------------------------------------------------------------------------------------------------------------------
                                                           (For the Pilgrim Funds)
---------------------------------------------------------------------------------------------------------------------------------

----------

(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the ING fund complex and the name of the fund complex name changed to "ING Funds."

(4) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from            ING Funds Services, LLC (March 2002 - name changed
      ING Pilgrim Investments, LLC)                                   from ING Pilgrim Group, LLC)
----------------------------------------------------            ----------------------------------------------------
     ING Mutual Funds Management Co., LLC (April                    ING Pilgrim Group, Inc. (February 2001 - merged
      2001 - merged into ING  Pilgrim  Investments,                   into Pilgrim Group LLC)
      LLC)                                                          ING Pilgrim Group, LLC (February 2001 - formed)
     ING Pilgrim Investments, Inc. (February 2001                   ING Pilgrim Group, Inc. (September 2000 - name
      - merged into ING Pilgrim Investments, LLC)                     changed from Pilgrim Group, Inc.)
     ING Pilgrim Investments, LLC (February 2001 -                  Lexington Global Asset Managers,  Inc. (July 2000
      formed)                                                         - merged into Pilgrim Group, Inc.)
     ING Pilgrim Investments, Inc. (September 2000                  Northstar  Administrators,  Inc. (November 1999 -
      - name changed from Pilgrim Investments,                        merged into Pilgrim Group, Inc.)
      Inc.)                                                         Pilgrim Group,  Inc. (October 1998 - name changed
     Pilgrim Advisors,  Inc.** (April 2000 - merged                   from Pilgrim American Group, Inc.)
      into Pilgrim Investments, Inc.)                               Pilgrim  America Group,  Inc.  (April 1995 - name
     Pilgrim  Investments,  Inc. (October 1998 -                   changed from Newco Holdings Management
      name changed from Pilgrim America                               Corporation)
      Investments, Inc.)                                            Newco Holdings Management Corporation (December
     Pilgrim America Investments, Inc. (April 1995                    1994 - incorporated)
      - name changed from Newco Advisory
      Corporation)
     Newco Advisory Corporation (December 1994 -
      incorporated)

     **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment
      Management Corporation)

                                                                ING Capital Corporation, LLC (March 2002 - name changed
 ING Funds Distributor, LLC.  (October 2002)                          from ING Pilgrim Capital Corporation, LLC)
----------------------------------------------------            ----------------------------------------------------
     ING Funds Distributor, Inc. (October 2002 -                    ING Pilgrim Capital Corporation  (February 2001 -
      merged into ING Funds Distributor, LLC)                        merged into ING Pilgrim Capital Corporation,
      ING Funds Distributor, LLC (October 2002 -                     LLC)
      formed)                                                       ING Pilgrim Capital Corporation, LLC (February
     ING Funds Distributor, Inc. (March 2002 -                       2001 - formed)
      name changed from ING Pilgrim  Securities,                    ING Pilgrim Capital Corporation (September 2000
      Inc.)                                                          - name changed from Pilgrim Capital
     ING Pilgrim Securities, Inc. (September 2000                    Corporation)
      - name changed from Pilgrim Securities, Inc.)                 Pilgrim  Capital  Corporation  (February  2000  -
      Northstar Distributors Inc. (November 1999 -                   name changed from Pilgrim Holdings Corporation)
      merged into Pilgrim Securities, Inc.)                         Pilgrim Holdings Corporation (October 1999 - name
     Pilgrim Securities, Inc. (October 1998 -                        changed from Northstar Holdings, Inc.)
      name changed from Pilgrim America                             Northstar  Holdings,  Inc. (October 1999 - merged
      Securities, Inc.)                                              into Pilgrim Capital Corporation)
     Pilgrim America Securities, Inc. (April 1995                   Pilgrim Capital Corporation (June 1999 - name
      - name changed from Newco Distributors                         changed from Pilgrim America Capital
      Corporation)                                                   Corporation)
     Newco Distributors Corporation (December 1994                  Pilgrim Capital Corporation (June 1999 - merged
      -incorporated)                                                 into Pilgrim America Capital Corporation)
                                                                    Pilgrim America Capital Corporation (April 1997
                                                                     - incorporated)


ING Advisors,  Inc. (March 2002 - name changed from             ING Quantitative Management,  Inc. (September 2002 -
      ING Pilgrim Advisors, Inc.)                                     Dissolved)
----------------------------------------------------            ----------------------------------------------------
     ING Pilgrim Advisors,  Inc. (March 2001 - name                 ING Quantitative Management, Inc. (March 2002 -
      changed from ING Lexington Management                           name changed from ING Pilgrim Quantitative
      Corporation)                                                    Management, Inc.)
     ING Lexington Management Corporation (October                  ING Pilgrim Quantitative Management, Inc. (March
      2000 name changed from Lexington Management                     2001 - name changed from Market Systems
      Corporation)                                                    Research Advisors)
     Lexington Management Corporation (December                     Market Systems Research Advisors, Inc.(November
      1996 - incorporated)                                            1986 - incorporated)

BOARD OF DIRECTORS

The Board of Directors governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

The Board of Directors has an Audit Committee whose function is to meet with the independent auditors of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. O'Dell (collectively the "Independent Directors"). Ms. Fighetti serves as Chairman of the Committee and Ms. Norgaard currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the last calendar year ended December 31, 2002.

The Board of Directors has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of the Independent Directors. Dr. DePrince serves as Chairman and Mr. Koch currently serves as Vice Chairman of the Committee. The Contract Committee held two (2) meetings during the last calendar year ended December 31, 2002.

The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors. The Nominating Committee currently consists of the Independent Directors. Dr. Grove serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholder. The Nominating Committee held four (4) meetings during the last calendar year ended December 31, 2002.

The Board of Directors has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The identity of the members of the valuation committee consists of any two member of the Board, at least one of whom would be an Independent Director. The identity of the members will change from time to time based upon the availability of particular Directors to participate in any particular meeting. The Valuation Committee held fifteen (15) meetings during the calendar year ended December 31, 2002.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.

 NAME OF DIRECTOR                       DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2002
 ----------------                       -------------------------------------------------------------------------
                                                                                        Index
                                             Small                     Index Plus        Plus          Index Plus       Money
                             Growth         Company        Technology   LargeCap        MidCap          SmallCap        Market
                              Fund           Fund             Fund        Fund           Fund             Fund           Fund
                              ----           ----             ----        ----           ----             ----           ----
INDEPENDENT DIRECTORS

ALBERT E. DEPRINCE, JR.       None            None             None      $50,001 -    $10,001 -   $10,001 - $50,000(*)  None
                                                                        $100,000 (*)  $50,000(*)

 MARIA T. FIGHETTI            None            None             None      $50,001 -       None             None          None
                                                                        $100,000 (*)

   DAVID L. GROVE             None            None             None        Over          None             None          None
                                                                        $100,000 (*)

    SIDNEY KOCH               None            None             None     $1 - $10,000     None             None          None

EDWARD T. O'DELL(1)           None            None             None         None      $10,001 -   $10,001 - $50,000(*)  None
                                                                                      $50,000(*)

 CORINE T. NORGAARD           None            None             None         None         None             None          None

DIRECTORS WHO ARE
"INTERESTED PERSONS"

    J. SCOTT FOX         Over $100,000    Over $100,000     $10,001 -     $10,001        None             None          None
                                                              $50,000     -$50,000

  THOMAS MCINERNEY        $1 - $10,000     $10,001 -           None      $50,001 -       None             None          None
                                           $50,000                      $100,000

                           AGGREGATE DOLLAR RANGE
                           OF EQUITY SECURITIES IN
                               ALL REGISTERED
                            INVESTMENT COMPANIES
                           OVERSEEN BY DIRECTOR IN
                             FAMILY OF INVESTMENT
 NAME OF DIRECTOR                 COMPANIES
 ----------------                 ---------
INDEPENDENT DIRECTORS

ALBERT E. DEPRINCE, JR.      Over $100,000 (*)


 MARIA T. FIGHETTI         $50,001 - $100,000 (*)


   DAVID L. GROVE            Over $100,000 (*)


    SIDNEY KOCH                  $1 - $10,000

EDWARD T. O'DELL(1)        $50,001 - $100,000(*)


 CORINE T. NORGAARD                 None

DIRECTORS WHO ARE
"INTERESTED PERSONS"

    J. SCOTT FOX               Over $100,000


  THOMAS MCINERNEY           $50,001 - $100,000



(*)   Held in a deferred compensation account.

(1)     Mr. O'Dell became a Director on June 1, 2002.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2002.

                             NAME OF OWNERS
                            AND RELATIONSHIP                                    VALUE OF      PERCENTAGE OF
NAME OF DIRECTOR               TO DIRECTOR      COMPANY      TITLE OF CLASS    SECURITIES         CLASS
----------------               -----------      -------      --------------    ----------         -----
 Albert E. DePrince, Jr.           N/A            N/A             N/A              $0              N/A
    Maria T. Fighetti              N/A            N/A             N/A              $0              N/A
     David L. Grove                N/A            N/A             N/A              $0              N/A
       SIDNEY KOCH                 N/A            N/A             N/A              $0              N/A
    CORINE T. NORGAARD             N/A            N/A             N/A              $0              N/A
   EDWARD T. O'DELL(1)             N/A            N/A             N/A              $0              N/A
   JOSEPH OBERMEYER(2)             N/A            N/A             N/A              $0              N/A

----------
(1)      Mr. O'Dell became a Director on June 1, 2002.
(2)      Mr. Obermeyer became a Director on January 1, 2003.

COMPENSATION OF DIRECTORS

During the year ended October 31, 2002, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2002, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                           PENSION OR
                                                                           RETIREMENT
                                                                          BENEFITS ACCRUED    TOTAL COMPENSATION FROM
               NAME OF PERSON                   AGGREGATE COMPENSATION    AS PART OF FUND      THE COMPANY AND FUND
                  POSITION                         FROM THE COMPANY           EXPENSES       COMPLEX PAID TO DIRECTORS
                  --------                      ----------------------    ----------------   -------------------------
         Albert E. DePrince, Jr.*                     $17,809                 N/A                  $101,000
   Director, Chairman Contract Committee
            MARIA T. FIGHETTI*                        16,797                  N/A                   95,250
    DIRECTOR, CHAIRMAN AUDIT COMMITTEE**
              DAVID L. GROVE*                         17,149                  N/A                   97,250
                  DIRECTOR
                SIDNEY KOCH                           17,671                  N/A                   100,250
                 DIRECTOR
              CORINE NORGAARD                         17,016                  N/A                   96,500
  DIRECTOR, CHAIRMAN NOMINATING COMMITTEE
           RICHARD G. SCHEIDE ***                       617                   N/A                    3,500
                  DIRECTOR
            EDWARD T. O'DELL****                      19,037                  N/A                   108,000
                  DIRECTOR

----------

* During the year ended December 31, 2002, Ms. Fighetti, Mr. O'Dell and Dr. DePrince deferred $26,500, $78,500 and $60,000, respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Trustee or Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.
**       Ms. Fighetti replaced Mr. Scheide as Chairman of the Audit Committee as of April 2001
* * *    Mr. Scheide retired as Director effective May 31, 2002.
* * * *  Mr. O'Dell became a Director on June 1, 2002.

The Board of Directors has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, except as follows: (1) each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72, and (2) the mandatory retirement date of Dr. David L. Grove shall be the later of (i) March 31, 2003 and (ii) the date his successor is elected or appointed to the Board.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Below is a list of entities that have a controlling interest in the following series of the Fund as of January 31, 2003:


                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD                     Class A
                                   151 FARMINGTON AVE                    Beneficial Owner           70.16%         35.93%
                                   HARTFORD CT  06155-0001


                                   ING LIFE INSURANCE AND ANNUITY CO
                                   151 FARMINGTON AVE                    Class A                     6.49%          3.32%
                                   HARTFORD CT 06156-0001                Beneficial Owner

                                   WILMINGTON TRUST COMP TR FBO
                                   SCHURMAN FINE PAPERS RET PLAN SAV
                                   401K A/C 58513-0                      Class A
                                   C/O MUTUAL FUNDS                      Beneficial Owner             5.81%         2.98%
                                   PO BOX 8971
   ING Balanced Fund               WILMINGTON DE  19899-8971
----------------------------------------------------------------------------------------------------------------------------

                                       33

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD                     Class A
                                   151 FARMINGTON AVE                    Beneficial Owner             79.43%         52.18%
                                   HARTFORD CT  06155-0001


                                   ING LIFE INSURANCE AND ANNUITY CO
                                   151 FARMINGTON AVE                    Class A
   ING Bond Fund                   HARTFORD CT  06156-0001               Beneficial Owner             13.21%         8.68%
----------------------------------------------------------------------------------------------------------------------------
                                   ING LIFE INSURANCE AND ANNUITY CO
                                   CENTRAL VALUATION DEPT
                                   151 FARMINGTON AVE TN41               Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner             55.59%          17.80%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class I
   ING Bond Fund                   HARTFORD CT  06155-0001               Beneficial Owner             16.87%        54.20%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class A
                                   HARTFORD CT  06101-5900               Beneficial Owner             68.32%        46.87%

                                   ING LIFE INSURANCE AND ANNUITY CO
                                   151 FARMINGTON AVE                    Class A
   ING Government Fund             HARTFORD CT  06156-0001               Beneficial Owner             24.06%        16.50%
----------------------------------------------------------------------------------------------------------------------------
                                   ING LIFE INSURANCE AND ANNUITY CO
                                   CENTRAL VALUATION UNIT
                                   151 FARMINGTON AVE TN41               Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner             70.87%         16.77%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class I
   ING Government Fund             HARTFORD CT  06101-5900               Beneficial Owner             24.34%          5.75%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class A
   ING Growth and Income           HARTFORD CT  06101-5900               Beneficial Owner             72.34%         15.17%
----------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   MAC & CO AEOF1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS
                                   PO BOX 3198                           Class I
                                   PITTSBURGH PA  15230-3198             Beneficial Owner             68.91%         53.91%


                                   ING LIFE INSURANCE AND ANNUITY
                                   CENTRAL VALUATION UNIT
                                   151 FARMINGTON AVE TN41
                                   HARTFORD CT  06156-0001               Class I
                                                                         Beneficial Owner             10.24%          8.01%

                                   ING NATIONAL TRUST                    Class I
                                   ATTN GORDON ELROD                     Beneficial Owner             14.47%         11.32%
                                   151 FARMINGTON AVE
   ING Growth and Income           HARTFORD CT  06101-5900
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   ATTN:  GORDON ELROD                   Class A
   ING Growth Fund                 151 FARMINGTON AVE HARTFORD CT        Beneficial Owner             76.74%         31.03%
----------------------------------------------------------------------------------------------------------------------------
                                   MAC & CO AEOF1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS
                                   DEPT
                                   PO BOX 3198
                                   PITTSBURGH PA  15230-3198

                                   ING LIFE INSURANCE AND ANNUITY CO     Class I
                                   CENTRAL VALUATION UNIT                Beneficial Owner             68.25%         40.65%
                                   151 FARMINGTON AVE TN41
                                   HARTFORD CT  06156-0001
                                                                         Class I
                                   ING NATIONAL TRUST                    Beneficial Owner             14.03%          8.36%
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class I
   ING Growth Fund                 HARTFORD CT  06101-5900               Beneficial Owner             12.74%          7.5%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
   ING International               151 FARMINGTON AVE                    Class A
   Growth Fund                     HARTFORD CT  06101-5900               Beneficial Owner             65.28%         42.51%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
   ING Index Plus                  151 FARMINGTON AVE                    Class A
   LargeCap Fund                   HARTFORD CT  06101-5900               Beneficial Owner             73.17%         41.95%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   151 FARMINGTON AVE
   ING Index Plus MidCap           CENTRAL VALUATION UNIT-TN41           Class A
   Fund                            HARTFORD CT 06101-5900                Beneficial Owner             48.31%         31.15%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   151 FARMINGTON AVE
   ING Index Plus                  CENTRAL VALUATION UNIT-TN41           Class A
   SmallCap Fund                   HARTFORD CT 06101-5900                Beneficial Owner             50.52%         33.39%
----------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   ING NATIONAL TRUST
   ING Strategic Allocation        ATTN GORDON ELROD
   Balanced Fund (Crossroads)      151 FARMINGTON AVE                    Class A
                                   HARTFORD CT  06101-5900               Beneficial Owner             92.97%         50.73%
----------------------------------------------------------------------------------------------------------------------------
                                   ING LIFE INSURANCE AND ANNUITY CO
                                   CENTRAL VALUATION UNIT
                                   151 FARMINGTON AVE TN41               Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner             66.78%         29.89%

                                   MAC & CO AEOF1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS DEPT
                                   PO BOX 3198                           Class I
                                   PITTSBURGH PA  15230-3198             Beneficial Owner             10.28%          4.60%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
   ING Strategic Allocation        151 FARMINGTON AVE                    Class I
   Balanced Fund (Crossroads)      HARTFORD CT  06155-0001               Beneficial Owner             22.34%          9.99%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
   ING Strategic Allocation        151 FARMINGTON AVE                    Class A
   Growth Fund (Ascent)            HARTFORD CT  06156-0001               Beneficial Owner             92.49%         48.27%
----------------------------------------------------------------------------------------------------------------------------
                                   STATE STREET BK & TR CO CUST
                                   FBO MARGARET R SMITH
                                   CONVERSION ROTH IRA
                                   6240 TAYLOR                           Class B                       7.66%           .03%
                                   GROVES TX  77619-5678                 Beneficial Owner

                                   STATE STREET BK & TR CO
                                   FBO EDWARD H NEIMAN IRA
                                   4903 N ARIZONA RD                     Class B
                                   APACHE JUNCTION AZ  85219-9420        Beneficial Owner             42.03%          .17%

                                   H&R BLOCK FINANCIAL ADVISORS
                                   A/C 1760-6741 DIME BUILDING
                                   719 GRISWOLD ST STE 1700              Class B
                                   DETROIT MI  48226-3330                Beneficial Owner              8.32%           .04%

                                   H&R BLOCK FINANCIAL ADVISORS
                                   A/C 1760-6830 DIME BUILDING
                                   719 GRISWOLD ST STE 1700              Class B
                                   DETROIT MI  48226-3330                Beneficial Owner              8.32%           .04%

                                   NFSC FEBO #0LJ-004022
                                   NFS/FMTC IRA
                                   FBO S DANIEL PONCE
                                   C/O WALLACE BAUMAN
   ING Strategic Allocation        1200 BRICKELL AVE STE 1720            Class B
   Growth Fund (Ascent)            MIAMI FL  33131-3257                  Beneficial Owner             8.23%           .03%
----------------------------------------------------------------------------------------------------------------------------
                                   PERSHING LLC
                                   P.O. BOX 2052
                                   JERSEY CITY NJ
                                   07303-2052                            Class C
                                                                         Beneficial Owner             6.27%           .07%

                                   PERSHING LLC
                                   P.O. BOX 2052                         Class C
                                   JERSEY CITY NJ  07303-2052            Beneficial Owner             6.34%           .07%
----------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
   ING Strategic Allocation        ING LIFE INSURANCE AND ANNUITY CO
   Growth Fund (Ascent)            CENTRAL VALUATION UNIT
                                   151 FARMINGTON AVE TN41               Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner             67.74%         31.30%

                                   MAC & CO AEOF1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS DEPT
                                   PO BOX 3198                           Class I
                                   PITTSBURGH PA  15230-3198             Beneficial Owner             16.78%          7.75%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner             14.53%          6.71%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
   ING Strategic Allocation        151 FARMINGTON AVE                    Class A
   Income Fund (Legacy)            HARTFORD CT  06101-5900               Beneficial Owner             92.65%         53.88%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   AFS CENTRAL VALUATION UNIT
                                   ATTN GORDON ELROD TN41
                                   151 FARMINGTON AVE                    Class A
                                   HARTFORD CT  06156-0001               Beneficial Owner             74.38%         57.36%

                                   ING LIFE INSURANCE AND ANNUITY CO
                                   151 FARMINGTON AVE                    Class A
   ING Technology Fund             HARTFORD CT  06156-0001               Beneficial Owner              7.32%          5.65%
----------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   151 FARMINGTON AVE
                                   CENTRAL VALUATION UNIT-TN41           Class A
                                   HARTFORD CT 06101-5900                Beneficial Owner             75.73%         62.75%

                                   ING LIFE INSURANCE AND ANNUITY CO
   ING Value Opportunity           151 FARMINGTON AVE                    Class A
   Fund                            HARTFORD CT  06156-0001               Beneficial Owner             14.18%         11.75%
----------------------------------------------------------------------------------------------------------------------------

As January 31, 2003, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE
                                   HARTFORD CT  06101-5900               Class A
                                                                         Beneficial Owner        24.86%         12.80%
                                   ING LIFE INSURANCE AND ANNUITY CO
                                   ATTN VALUATION UNIT-TN41
   ING Aeltus Money                151 FARMINGTON AVE                    Class A
   Market Fund                     HARTFORD CT  06156-0001               Beneficial Owner         8.18%          4.21%
--------------------------------------------------------------------------------------------------------------------------
                                   STATE STREET BK & TR CO CUST
                                   FBO TILLIE E BRUELL IRA ROLLOVER
   ING Aeltus Money                2901 WILLOWBRIDGE CIRCLE              Class C
   Market Fund                     AUSTIN TX  78703-1055                 Beneficial Owner         9.02%          0.23%
--------------------------------------------------------------------------------------------------------------------------
                                   STATE STREET BK & TR CO CUST
                                   IRA R/O PATRICK D WAGNER
                                   1063 DUNCAN SHORES DR                 Class C
   ING Balanced Fund               CHEBOYGAN MI  49721-2312              Beneficial Owner         8.77%          0.19%
--------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   MAC & CO AEOF 1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS
                                   PO BOX 3198                           Class I
                                   PITTSBURGH PA  15230-3198             Beneficial Owner           18.05%       8.42%

                                   ING LIFE INSURANCE AND ANNUITY CO
                                   CENTRAL VALUATION UNIT
                                   151 FARMINGTON AVE TN41               Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner           18.88%       8.80%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class I
   ING Balanced Fund               HARTFORD CT  06156-0001               Beneficial Owner           24.72%    11.53%
--------------------------------------------------------------------------------------------------------------------------
                                   SOUTHWEST SECURITIES FOB
                                   A/C 68536137
                                   PO BOX 509002                         Class B
   ING Bond Fund                   DALLAS TX  75250-9002                 Beneficial Owner            6.26%          0.14%
--------------------------------------------------------------------------------------------------------------------------
                                   LPL FINANCIAL SERVICES
                                   A/C 3906-0868
                                   9785 TOWNE CENTRE DR                  Class B
   ING Government Fund             SAN DIEGO CA  92121-1968              Beneficial Owner            7.78%          0.38%
--------------------------------------------------------------------------------------------------------------------------
                                   WEXFORD CLEARING SERVICES
                                   CORP FBO ELECTRONIC TRADING
                                   GROUP LLC ETGBM TRADE A/C
                                   ATTN BLETHYN HULTON
                                   900 3RD AVE STE 200                   Class C
                                   NEW YORK NY  10022-4728               Beneficial Owner            8.39%           .24%

                                   WEXFORD CLEARING SERVICES
                                   CORP FBO ELECTRONIC TRADING
                                   GROUP LLC ETGRT TRADE A/C
                                   ATTN BLETHYN HULTON
                                   900 3RD AVE # STE200                  Class C
                                   NEW YORK NY  10022-4728               Beneficial Owner            8.21%           .23%

                                   WEXFORD CLEARING SERVICES
                                   CORP FBO ELECTRONIC TRADING
                                   GROUP LLC ETGJS TRADE A/C
                                   ATTN BLETHYN HULTON
                                   900 3RD AVE STE 200                   Class C
   ING Government Fund             NEW YORK NY  10022-4728               Beneficial Owner            8.21%           .23%
--------------------------------------------------------------------------------------------------------------------------
                                   ING LIFE INSURANCE AND ANNUITY CO
                                   CENTRAL VALUATION UNIT
                                   151 FARMINGTON AVE TN41               Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner           70.87%          16.77%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class I
   ING Government Fund             HARTFORD CT  06101-5900               Beneficial Owner           24.34%          5.75%
--------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD                     Class A
   ING Growth and Income           151 FARMINGTON AVE                    Beneficial Owner            72.34%          15.17%
                                   HARTFORD CT 08101-5900
---------------------------------------------------------------------------------------------------------------------------
                                   FIRST CLEARING CORP
                                   A/C 4712-7951
                                   MARK E KELLY
                                   IRA FCC CUST
                                   4267 GRUBSTAKE CIR                    Class B
   ING Growth and Income           RENO NV  89509-2900                   Beneficial Owner            5.05%            0.02%
---------------------------------------------------------------------------------------------------------------------------
                                   STIFEL NICOLAUS & CO INC
                                   A/C 1281-8987
                                   ALBERT O BAIM &
                                   501 N BROADWAY                        Class B
   ING Growth and Income           SAINT LOUIS MO  63102-2131            Beneficial Owner            5.61%            0.02%
---------------------------------------------------------------------------------------------------------------------------
                                   PERSHING LLC
                                   P.O. BOX 2052                         Class B
                                   JERSEY CITY NJ  07303-2052            Beneficial Owner

                                   JANNEY MONTGOMERY SCOTT                                           5.29%             .08%
                                   LLC CUST
                                   EST DOROTHY F CHELLEL
                                   RAYMOND J CHELLEL EXEC
                                   A/C 21489799
                                   1801 MARKET ST
   ING International               PHILADELPHIA PA                       Class B
   Growth Fund                     19103-1628                            Beneficial Owner            7.19%             .11%
---------------------------------------------------------------------------------------------------------------------------
                                   NFSC FEBO  # WRN-080020
                                   DALE HUBBARD
   ING International               510 HEATHERSTONE COURT                Class C
   Growth Fund                     RIDGELAND MS  39157-2908              Beneficial Owner            5.86%            0.12%
---------------------------------------------------------------------------------------------------------------------------
                                   IMAC & CO
                                   AEOF1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS
                                   PO BOX 3198                           Class I
                                   PITTSBURGH PA  15230-3198             Beneficial Owner           45.83%           13.27%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class I
                                   HARTFORD CT  06101-5900               Beneficial Owner           15.97%             4.6%

                                   NFSC FEBO #
                                   Z13-061840
                                   ZENO LLC
   ING International               45 E PUTNAM AVE STE 118               Class I
   Fund                            GREENWICH  CT  06830-5428             Beneficial Owner            7.87%          2.27%
---------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   JOHN SHANHOLT &
                                   GAIL E KERN JTWROS
                                   PO BOX 851                            Class O
                                   EAST HAMPTON NY  11937-0701           Shareholder                 9.24%             .22%

                                   WILLIAM J CHING
   ING International               1232 WILDCLIFF CIR NE                 Class O
   Growth Fund                     ATLANTA GA  30329-3473                Shareholder                 7.19%             .17%
---------------------------------------------------------------------------------------------------------------------------
                                   MAC & CO AEOF1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS
                                   PO BOX 3198                           Class I
                                   PITTSBURGH PA  15230-3198             Beneficial Owner           23.40%            9.74%

                                   ING LIFE INSURANCE AND ANNUITY CO
                                   CENTRAL VALUATION UNIT
                                   ATTN VALUATION UNIT-TN41
                                   151 FARMINGTON AVE                    Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner           31.19%           12.98%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
   ING Index Plus                  151 FARMINGTON AVE                    Class I
   LargeCap Fund                   HARTFORD CT  06101-5900               Beneficial Owner           35.32%           14.69%
---------------------------------------------------------------------------------------------------------------------------
   ING Index Plus                  JOHN SHANHOLT & GAIL E KERN
   Large Cap Fund                  JTWROS PO BOX 851
                                   EAST HAMPTON NY 11937-0701            Class O Shareholder        11.03%            0.12%
---------------------------------------------------------------------------------------------------------------------------
                                   MLPF & S FOR THE SOLE BENEFIT
                                   OF THE CUSTOMERS
                                   ATTN: FUND ADMINISTRATION
   ING Index Plus MidCap           4800 DEER LAKE DR EAST 3RD FLOOR      Class B
   Fund                            JACKSONVILLE FL  32246-6484           Beneficial Owner            9.85%            0.93%
---------------------------------------------------------------------------------------------------------------------------
                                   MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 97262
   ING Index Plus MidCap           4800 DEER LAKE DR EAST 2RD FL         Class C
   Fund                            JACKSONVILLE FL  32246-6484           Beneficial Owner            7.40%            0.46%
---------------------------------------------------------------------------------------------------------------------------
                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
   ING Index Plus MidCap           151 FARMINGTON AVE                    Class I
   Fund                            HARTFORD CT  06101-5900               Beneficial Owner           92.84%           13.48%
---------------------------------------------------------------------------------------------------------------------------
                                   JOHN SHANHOLT & GAIL E KERN
   ING Index Plus MidCap           JTWROS PO BOX 851                     Class O
   Fund                            EAST HAMPTON NY  11937-0701           Shareholder                 9.95%            0.53%
---------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 97PA3
                                   4800 DEER LAKE DR EAST 2RD FL         Class B
                                   JACKSONVILLE FL  32246-6484           Beneficial Owner            6.39%             .90%

                                   WILMINGTON TRUST CO TR  FBO
                                   CATHAY BANCORP INC
                                   401K PSP A/C 58518-0
                                   C/O MUTUAL FUNDS
   ING Index Plus                  PO BOX 8971                           Class B
   Smallcap Fund                   WILMINGTON DE  19899-8971             Beneficial Owner            5.31%             .75%
---------------------------------------------------------------------------------------------------------------------------
                                   MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 97PA3
   ING Index Plus                  4800 DEER LAKE DR EAST 2RD FL         Class B
   Smallcap Fund                   JACKSONVILLE FL  32246-6484           Beneficial Owner            5.58%            0.45%
---------------------------------------------------------------------------------------------------------------------------
                                   STATE STREET BK & TR CO CUST
                                   FBO JOHN D STIEFEL
                                   ROTH CONVERSION IRA
                                   19 SAGE ROAD                          Class I
                                   WETHERSFIELD CT  06109-4057           Beneficial Owner           12.89%             .23%

                                   JOHN P MCCRORY &
                                   NANCY MCCRORY JTWROS
                                   439 SIMSBURY RD                       Class I
                                   BLOOMFIELD CT  06002-2244             Shareholder                 5.64%             .10%

                                   HAROLD F HICKS
   ING Index Plus                  486 PARK PLACE                        Class I
   Smallcap Fund                   NATCHEZ MS  39120-3948                Shareholder                11.65%             .21%
---------------------------------------------------------------------------------------------------------------------------
                                   ING INVESTMENTS LLC
                                   DEFERRED COMPENSATION PLAN
                                   FBO ALBERT DEPRINCE
                                   ATTN ROBYN ICHILOV
                                   7337 E DOUBLETREE RANCH RD            Class I
                                   SCOTTSDALE AZ  85258-2034             Beneficial Owner            5.12%             .09%

                                   STATE STREET BK & TR CO CUST
                                   FBO ALBERT E DEPRINCE JR
                                   ROLLOVER IRA
                                   3029 ST JOHNS DR                      Class I
                                   MURFREESBORO TN  37129-5835           Beneficial Owner            7.77%             .14%

                                   NFSC FEBO  #WS5-011541
                                   HOLLY L CARMICHAEL
                                   5096 SELINDA WAY                      Class I
                                   LOS GATOS CA  95032-2800              Beneficial Owner            7.42%             .13%
---------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   ING INVESTMENTS LLC
                                   DEFERRED COMPENSATION PLAN
                                   FBO EDWARD T ODELL
                                   ATTN ROBYN ICHILOV
                                   7337 E DOUBLETREE RANCH RD            Class I
                                   SCOTTSDALE AZ  85258-2034             Beneficial Owner           10.77%            0.19%
---------------------------------------------------------------------------------------------------------------------------
                                   JOHN SHANHOLT &
                                   GAIL E KERN JTWROS
                                   PO BOX 851                            Class O
                                   EAST HAMPTON NY  11937-0701           Shareholder                13.96%           1.40%

                                   MATT LEWIS &
                                   SALLY LEWIS JTWROS
   ING Index Plus                  2 FARRAGUT PL                         Class O
   Smallcap Fund                   AMITYVILLE NY  11701-3703             Shareholder                 5.84%            .58%
---------------------------------------------------------------------------------------------------------------------------
                                   SWEBAK & CO C/O AMCORE INVESTMENT
                                   GROUP NA
                                   PO BOX 4599                           Class A
                                   ROCKFORD IL  61110-4599               Beneficial Owner            8.02%           2.96%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class A
                                   HARTFORD CT  06101-5900               Beneficial Owner           58.47%          21.65%

                                   ING LIFE INSURANCE AND ANNUITY CO
                                   151 FARMINGTON AVE                    Class A
   ING Small Company Fund          HARTFORD CT  06156-0001               Beneficial Owner            5.81%           2.15%
---------------------------------------------------------------------------------------------------------------------------
                                   HELEN SEGAL LIVING TRUST
                                   HELEN SEGAL & RENA SEGAL TTEES
                                   UAD 10/15/97
                                   136 DAVIDSON MILL ROAD                Class B
   ING Small Company Fund          N BRUNSWICK NJ  08902-4747            Shareholder                 5.15%           0.05%
---------------------------------------------------------------------------------------------------------------------------
                                   MLPF&S FOR THE SOLE BENEFIT OF
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION 97262
                                   4800 DEER LAKE DR EAST 2RD FL         Class C
   ING Small Company Fund          JACKSONVILLE FL  32246-6484           Beneficial Owner            7.14%           0.07%
---------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   ING LIFE INSURANCE AND ANNUITY CO
                                   CENTRAL VALUATION UNIT
                                   151 FARMINGTON AVE TN41               Class I
                                   HARTFORD CT  06156-0001               Beneficial Owner           17.92%          10.96%

                                   MAC & CO AEOF1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS
                                   PO BOX 3198                           Class I
                                   PITTSBURGH PA  15230-3198             Beneficial Owner           26.86%          16.42%

                                   KEY BANK CO
                                   THE PARKER HANNIFIN RETIREMENT
                                   SAVINGS PLAN
                                   4900 TIEDEMAN ROAD                    Class I
                                   BROOKLYN OH  44144-2302               Beneficial Owner           34.20%          20.91%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
                                   151 FARMINGTON AVE                    Class I
   ING Small Company Fund          HARTFORD CT  06101-5900               Beneficial Owner           15.40%           9.41%
---------------------------------------------------------------------------------------------------------------------------
                                   PAINEWEBBER FOR THE BENEFIT OF
                                   PAINEWEBBER CDN FBO
                                   GREGORY A MILLERSCHONE
                                   P.O. BOX 3321 WEE                     Class B
                                   HAWKEN NJ  07086-8154                 Beneficial Owner           17.87%            .10%

                                   NFSC FEBO # C6B-207993
                                   NFSC/FMTC IRA
                                   FBO SUZANNE M CALLEN
                                   51 MEADOWBROOK RD                     Class B
                                   CHATHAM NJ  07928-2028                Beneficial Owner

                                   NFSC FEBO #C6B-210684
                                   NFSC/FMTC IRA
   ING Strategic Allocation        FBO ELIZABETH D LIGHTON
   Balanced Fund (Crossroads)      1192 PARK AVE APT 11E                 Class B
                                   NEW YORK NY  10128-1314               Beneficial Owner           7.85%             .04%
---------------------------------------------------------------------------------------------------------------------------
                                   NFSC FEBO # C6B-507091
                                   NFSC/FMTC IRA ROLLOVER
                                   FBO DR HERBERT MARTON
                                   75 STONEHURST DRIVE                   Class B
                                   TENAFLY NJ  07670-2914                Beneficial Owner           21.22%             .11%

                                   NFSC FEBO #
                                   C6B-522597
                                   MARILYN GABA REVOCABLE TESTIME
                                   ARTHUR GABA
                                   15461 PEMBRIDGE DR APT 107H             Class B
                                   DELRAY BEACH FL  33484-4358             Beneficial Owner            5.05%           .03%

                                   PERSHING LLC
                                   P.O. BOX 2052                           Class B
                                   JERSEY CITY NJ  07303-2052              Beneficial Owner            5.37%           .03%
---------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   A ROBIN BROADFIELD &
                                   CONNIE J WINELAND JTWROS
                                   5118 CHEVY CHASE PKWY NW              Class C
                                   WASHINGTON DC 20008-2919              Beneficial Owner           27.41%            .04%

                                   ROBERT E LOVING &
                                   BRENDA G LOVING JTWROS
                                   7107 TANYA AVE                        Class C
                                   RICHMOND VA  23228-4611               Beneficial Owner           18.89%           .03%


                                   STATE STREET BK & TR CO CUST
                                   FBO ROBERT L PAINTER
                                   ROTH IRA
                                   3136 GRAND AVE APT 18                 Class C
                                   KANSAS CITY MO  64111-1150            Beneficial Owner            8.75%           .01%

                                   STATE STREET BK & TR CO CUST
                                   FBO JOAN N BRENNAN
                                   ROLLOVER IRA
                                   107 CLARENDOH DR S                    Class C
                                   NASHVILLE NC  27856-1623              Beneficial Owner           18.11%           .03%

                                   STATE STREET BK & TR CO
                                   CUST IRA R/O VICTORIA LARTZER
   ING Strategic Allocation        10624 W 92ND PL                       Class C
   Balanced Fund (Crossroads)      OVERLAND PARK KS  66214-2106          Beneficial Owner            9.10%           .01%
---------------------------------------------------------------------------------------------------------------------------
                                   ING LIFE INSURANCE AND ANNUITY CO
                                   CENTRAL VALUATION UNIT
                                   151 FARMINGTON AVE TN41
                                   HARTFORD CT  06156-0001
                                                                         Class I
                                   MAC & CO                              Beneficial Owner           66.78%         29.89%
                                   AEOF1956432
                                   MELLON BANK NA
                                   MUTUAL FUNDS DEPT
                                   PO BOX 3198                           Class I
                                   PITTSBURGH PA  15230-3198             Beneficial Owner           10.28%           4.60%

                                   ING NATIONAL TRUST
                                   ATTN GORDON ELROD
   ING Strategic Allocation        151 FARMINGTON AVE                    Class I
   Balanced Fund (Crossroads)      HARTFORD CT  06155-0001               Beneficial Owner           22.34%           9.99%
---------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                             OWNERSHIP            OF CLASS         FUND
   -----------------               -------------------                   -----------------     ----------    -------------
                                   A ROBIN BROADFIELD &
                                   CONNIE J WINELAND JTWROS
                                   5118 CHEVY CHASE PKWY                 Class C
                                   NW  WASHINGTON DC 20008-2919          Shareholder

                                   FIRST TRUST CORP TTEE
                                   FBO  PHILIP R FRIEDRICH IRA
                                   A/C 1573410001 DTD 03/9/84
                                   P O BOX 173301                        Class C
                                   DENVER CO  80217-3301                 Beneficial Owner           5.15%             .06%


                                   PERSHING LLC
                                   P.O. BOX 2052                         Class C
                                   JERSEY CITY NJ 07303-2052             Beneficial Owner            6.05%             .07%

                                   PERSHING LLC
                                   P.O. BOX 2052                           Class C                     5.75%           .07%
                                   JERSEY CITY NJ 07303-2052               Beneficial Owner

                                                                                                      5.66%            .07%
                                   PERSHING LLC
                                   P.O. BOX 2052
                                   JERSEY CITY NJ                          Class C
                                   07303-2052                              Beneficial Owner            9.51%           .11%

   ING Strategic                   PERSHING LLC
   Allocation Growth               P.O. BOX 2052                           Class C
   Fund (Ascent)                   JERSEY CITY NJ  07303-2052              Beneficial Owner            5.54%           .07%
---------------------------------------------------------------------------------------------------------------------------
                                   PERSHING LLC
                                   P.O. BOX 2052
                                   JERSEY CITY NJ                          Class C
                                   07303-2052                              Beneficial Owner            6.27%           .07%

                                   PERSHING LLC
                                   P.O. BOX 2052                           Class C
                                   JERSEY CITY NJ  07303-2052              Beneficial Owner            6.34%           .07%
---------------------------------------------------------------------------------------------------------------------------

                                                            Class and Type of      Percentage          Percentage
      Fund                    Address                          Ownership            of Class            of Fund
      ----                    -------                          ---------            --------            -------
                          ALICE MEADOWS
                          46 95TH PL NE                        Class B
                          KIRKLAND WA  98034-6210              Shareholder             8.40%              .09%


                          BARBARA I MEEK
                          PO BOX 623
                          233 E JEFFERSON ST                   Class B
                          ATHENA OR  97813-0623                Shareholder            13.22%              .14%


                          RBC DAIN RAUSCHER FBO
                          ALLEN S LIPSCHULTZ MD
                          TTEALLEN S LIPSCHULTZ MD
                          PC 3RD DEF BEN PEN PL AZ
                          PUL MEDICINE
                          1300 N 12TH ST SUITE 614             Class B
                          PHOENIX AZ  85006-2850               Beneficial Owner       19.34%              .20%



                          FIRST CLEARING CORP A/C
                          4910-1046FCC CUST
                          RICHARD W KUSHMAN
                          IRA 17W
ING Strategic Allocation  354 STILLWELL RD                     Class B
Income Fund (Legacy)      OAKBROOK TER IL 60181-4526           Beneficial Owner        6.20%              .07%

                          STATE STREET BK & TR CO CUST
                          FBO THRESSA KAYE KATT IRA
                          1083 HEAVENRIDGE  RD
                          ESSEXVILLE                           Class C
                          MI 48732-1737                        Beneficial Owner       17.87%              .08%

                          LAUREL ANN SISSON
                          950 BARTON OAKS PL
                          HERNDON VA                           Class C
                          20170-3442                           Shareholder             5.42%              .02%




                          STATE STREET BK & TR CO CUST
                          FBO MARY DEANNA THONI
                          ROLLOVER IRA
                          4826 BRIARWOOD DR                    Class C
                          NASHVILLE TN  37211-4314             Beneficial Owner        5.62%              .03%




                          DORIS NEWMAN & JOHN E NEWMAN
                          JT TEN                               Class C
                          2400 PAYSON RD                       Shareholder            15.60%               .07%
                          QUINCY IL  62305-6474

                          LPL FINANCIAL SERVICES
                          A/C 7486-5006
                          9785 TOWNE CENTRE DR                 Class C
                          SAN DIEGO CA  92121-1968             Beneficial Owner        5.76%               .03%

                          JEAN C WOOD
                          SUBJECT TO DST TOD RULES
 ING Strategic Allocation 7983 KENMORE DR                      Class C
 Income Fund (Legacy)     MECHANICSVLLE VA  23111-3617         Shareholder            15.45%              .07%

                                                            Class and Type of      Percentage          Percentage
      Fund                    Address                          Ownership            of Class            of Fund
      ----                    -------                          ---------            --------            -------
                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE
                          HARTFORD CT  06156-0001              Class I
                                                               Beneficial Owner       48.35%            19.50%
                          MAC & CO AEOF
                          1956432
                          MELLON BANK NA
                          MUTUAL FUNDS NA
                          PO BOX 3198                          Class I
                          PA 15230-3198                        Beneficial Owner       38.55%            15.55%




                          ING NATIONAL
                          TRUST
                          ATTN GORDON ELROD
 ING Strategic Allocation 151 FARMINGTON AVE                   Class I
 Income Fund (Legacy)     HARTFORD CT 06101-5900               Beneficial Owner       12.13%             4.89%


                          STATE STREET BK & TR CO CUST
                          FBO INELL R MOOREROTH IRA
                          600-48TH STREET                      Class B
                          PORT ARTHUR TX  77640-2579           Beneficial Owner        5.62%              .36%

                          LPL FINANCIAL SERVICES
                          A/C 6289-94819785
        `                 TOWNE CENTREDRIVE                    Class B
                          SAN DIEGO CA 92121-1968              Beneficial Owner        5.32%              .34%

                          LPL FINANCIAL SERVICES
                          A/C 2271-08979785
                          TOWNE CENTRE DRIVE                   Class B
 ING Technology Fund      SAN DIEGO CA 92121-1968              Beneficial Owner        5.57%              .36%


                          PERSHING LLC
                          P.O. BOX 2052                        Class I
ING Technology Fund       JERSEY CITY NJ  07303-2052           Beneficial Owner        6.93%             0.31%


                          JOHN SHANHOLT &
                          GAIL E KERN JTWROS
                          PO BOX 851                           Class O
 ING Technology Fund      EAST HAMPTON NY  11937-0701          Shareholder            18.83%             2.27%

                          PAINEWEBBER FBO
                          DANIEL J WHEELER
 ING Value Opportunity    4119 MORAGA AVE                      Class B
 Fund                     SAN DIEGO CA  92117-4516             Beneficial Owner        5.15%             0.14%

                                                               Class and Type of    Percentage        Percentage
      Fund                    Address                            Ownership           of Class          of Fund
      ----                    -------                            ---------           --------          -------
                          R GARY REEDER TTEE
                          JOSEPHINE IRENE GASKILL IRREV LIV T
                          UA 12/20/2000
                          1703 21ST ST W                       Class C
                          PALMETTO FL  34221-6156              Beneficial Owner        9.21%              .13%

                          PERSHING LLC
                          P.O. BOX 2052                        Class C
                          JERSEY CITY NJ 07303-2052            Shareholder            11.17%              .16%


                          FIRST CLEARING CORP
                          A/C 2490-7296
                          V RUSSELL WILHITE IRA
                          104 CREEK CLIFF DR                   Class C
                          GATESVILLE TX  76528-1011            Beneficial Owner        5.31%              .08%

                          PERSHING LLC
                          P.O. BOX 2052                        Class C
                          JERSEY CITY NJ  07303-2052           Shareholder             5.36%              .08%



                          WEXFORD CLEARING SERVICES
                          CORP FBO ADVEST INC
                          CUST FBO JEROME H WOLFSON
                          SPOUSAL IRA
                          5628 BARTLETT ST
                          PITTSBURGH PA  15217-1514            Class C
                          LOIS D FERON & DONALD H FERON TR     Beneficial Owner        5.71%              .08%
                          U/A 09/07/1999



                          LOIS D FERON REVOCABLE TRUST
                          504 ANDREW HILL RD                   Class C
                          ARNOLD MD  21012-2380                Beneficial Owner        5.14%              .07%



                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
 ING Value Opportunity    151 FARMINGTON AVE                   Class I
 Fund                     HARTFORD CT 06101-5900               Beneficial Owner       93.09%            12.01%


As of January 31, 2003, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.


                         INVESTMENT ADVISORY AGREEMENTS

The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Aeltus Investment Management, Inc. ("Aeltus") as Sub-Adviser to all the Funds except the Technology Fund; and AIC Asset Management, LLC as Sub-Adviser to the Technology Fund. The Investment Adviser and Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, Aeltus served as investment adviser to all the Funds. Despite the change in investment adviser, AIC has served as the Sub-Adviser to the Technology Fund since the Fund commenced operations.

The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to Sub-Advisers for the Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the Funds.

The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

After an initial term through December 31, 2002, the Investment Management Agreement and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements.

In approving the Investment Management Agreement through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds; (4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement;
(5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services.

In approving the Sub-Advisory Agreements through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the reasonableness of the compensation paid to the Sub-Advisers under the Sub-Advisory Agreements, including the advisory fee retained by ING Investments for its services to sub-advised Funds; (4) the profitability to the Sub-Advisers of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; (6) the brokerage and trading activities of the Sub-Advisers in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by the Sub-Advisers, including research generated by each Sub-Adviser and soft dollar research; and (7) each Sub-Adviser's proxy voting guidelines and procedures. The Board also reviewed information provided by the Sub-Advisers relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures.

In the context of reviewing the Sub-Advisory Agreements with Aeltus, the Board met with senior management and reviewed absolute and relative performance of the Funds. With respect to Funds that had relatively poor performance in relation to a peer group of funds, the independent Directors considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance. In connection with these discussions, the Board reviewed changes planned and those already implemented with respect to the internal investment management operations of Aeltus as well as the personnel responsible for these activities. The Board also considered the compensation structure within Aeltus and its ability to attract and retain high quality investment professionals.

In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board of Directors has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

Each Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


As of August 31, 2002, the Investment Adviser had assets under management of over $ 32.4 billion.

The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:


                                        ADVISORY FEE           ASSETS
                                        ------------           ------
Growth                                     0.700%            On first $250 million
                                           0.650%            On next $250 million
                                           0.625%            On next $250 million
                                           0.600%            On next $1.25 billion
                                           0.550%               Over $2 billion

International Growth                       0.850%            On first $250 million
                                           0.800%            On next $250 million
                                           0.775%            On next $250 million
                                           0.750%            On next $1.25 billion
                                           0.700%               Over $2 billion

Small Company                              0.850%            On first $250 million
                                           0.800%            On next $250 million
                                           0.775%            On next $250 million
                                           0.750%            On next $1.25 billion
                                           0.725%               Over $2 billion

Value Opportunity                          0.700%            On first $250 million
                                           0.650%            On next $250 million
                                           0.625%            On next $250 million
                                           0.600%            On next $1.25 billion
                                           0.550%               Over $2 billion

Technology                                 1.050%            On first $500 million
                                           1.025%            On next $500 million
                                           1.000%               Over $1 billion

Balanced                                   0.800%            On first $500 million
                                           0.750%            On next $500 million
                                           0.700%             On next $1 billion
                                           0.650%               Over $2 billion

Growth and Income                          0.700%            On first $250 million
                                           0.650%            On next $250 million

                                        ADVISORY FEE           ASSETS
                                        ------------           ------
                                           0.625%            On next $250 million
                                           0.600%            On next $1.25 billion
                                           0.550%               Over $2 billion

Bond                                       0.500%            On first $250 million
                                           0.475%            On next $250 million
                                           0.450%            On next $250 million
                                           0.425%            On next $1.25 billion
                                           0.400%               Over $2 billion

ING Government                             0.500%            On first $250 million
                                           0.475%            On next $250 million
                                           0.450%            On next $250 million
                                           0.425%            On next $1.25 billion
                                           0.400%               Over $2 billion

Money Market                               0.400%            On first $500 million
                                           0.350%            On next $500 million
                                           0.340%             On next $1 billion
                                           0.330%             On next $1 billion
                                           0.300%               Over $3 billion

Index Plus LargeCap                        0.450%            On first $500 million
                                           0.425%            On next $250 million
                                           0.400%            On next $1.25 billion
                                           0.375%               Over $2 billion


Index Plus MidCap                          0.450%            On first $500 million
                                           0.425%            On next $250 million
                                           0.400%            On next $1.25 billion
                                           0.375%               Over $2 billion

Index Plus SmallCap                        0.450%            On first $500 million
                                           0.425%            On next $250 million
                                           0.400%            On next $1.25 billion
                                           0.375%               Over $2 billion

Strategic Allocation Growth                0.800%            On first $500 million
                                           0.775%            On next $500 million
                                           0.750%            On next $500 million
                                           0.725%            On next $500 million
                                           0.700%               Over $2 billion

Strategic Allocation Balanced              0.800%            On first $500 million
                                           0.775%            On next $500 million
                                           0.750%            On next $500 million
                                           0.725%            On next $500 million
                                           0.700%               Over $2 billion

Strategic Allocation Income                0.800%            On first $500 million
                                           0.775%            On next $500 million
                                           0.750%            On next $500 million
                                           0.725%            On next $500 million
                                           0.700%               Over $2 billion

For the period March 1, 2002 through October 31, 2002, investment advisory fees paid to ING Investments were as follows:

                      TOTAL INVESTMENT                       NET ADVISORY FEES
FUND NAME               ADVISORY FEES           WAIVER             PAID
---------               -------------           ------             ----
International Growth      $406,453               $0               $406,453

For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

                       TOTAL INVESTMENT                          NET ADVISORY
     FUND NAME          ADVISORY FEES           WAIVER            FEES PAID
     ---------          -------------           ------            ---------
Technology                   $39,562             $30,133              $9,429
Index Plus LargeCap         $472,870               ($199)           $473,068
Index Plus MidCap            $61,839             $27,195             $34,344
Index Plus SmallCap          $14,361             $30,492            ($16,131)

For the period March 1, 2002 through March 31, 2002, investment advisory fees paid to ING Investments were as follows:

                        TOTAL INVESTMENT                          NET ADVISORY
     FUND NAME           ADVISORY FEES            WAIVER            FEES PAID
     ---------           -------------            ------            ---------
Bond Fund*                   $39,114              $6,611             $32,503

* The Bond Fund changed its fiscal year end from October 31st to March 31st.

For the period November 1, 2002 through February 28, 2002, November 1, 2001 through February 28, 2002 and the years ended October 31, 2001, October 31, 2000 and October 31, 1999 investment advisory fees were paid to Aeltus (investment adviser to the Funds prior to March 1, 2002) as follows:

Period November 1, 2001 through February 28, 2002:

                      TOTAL INVESTMENT                         NET ADVISORY FEES
    FUND NAME          ADVISORY FEES           WAIVER               PAID
    ---------          -------------           ------               ----
International Growth      $241,725               $0               $242,725


Period November 1, 2001 through February 28, 2002:

                           TOTAL INVESTMENT                      NET ADVISORY
      FUND NAME              ADVISORY FEES        WAIVER          FEES PAID
      ---------             -------------         ------          ---------
Bond Fund                       $145,440           $25,878          $119,562
Technology                       $48,790           $41,830           $6,961
Index Plus LargeCap             $580,896              $881         $580,015
Index Plus MidCap                $43,423           $44,303            ($880)
Index Plus SmallCap              $15,631           $43,342         ($27,711)

Year Ended October 31, 2001

                           TOTAL INVESTMENT                      NET ADVISORY
      FUND NAME              ADVISORY FEES        WAIVER          FEES PAID
      ---------             -------------         ------          ---------
International Growth            951,329                0          951,329
Technology                      120,273           98,194           22,079
Bond Fund                       358,209           49,899          308,310

Index Plus LargeCap           1,864,439            8,750        1,855,689
Index Plus MidCap                87,400           87,400                0
Index Plus SmallCap              44,024           44,024                0

Year Ended October 31, 2000

                           TOTAL INVESTMENT                      NET ADVISORY
      FUND NAME             ADVISORY FEES         WAIVER          FEES PAID
      ---------             -------------         ------          ---------
International Growth          1,136,501            2,121         1,134,380
Technology*                      88,092           82,590             5,502
Bond Fund                       241,025           42,932           198,093
Index Plus LargeCap           1,741,347                0         1,741,347
Index Plus MidCap                54,436           54,436                 0
Index Plus SmallCap              40,415           40,415                 0

Year Ended October 31, 1999

                           TOTAL INVESTMENT                      NET ADVISORY
      FUND NAME             ADVISORY FEES         WAIVER          FEES PAID
      ---------             -------------         ------          ---------
International Growth            507,245          107,259           399,986
Bond Fund                       226,218           80,473           145,745
Index Plus LargeCap             667,633           73,563           594,070
Index Plus MidCap                42,217           42,217                 0
Index Plus SmallCap              35,558           35,558                 0

*Technology commenced operations March 1, 2000.
                                              -



                          EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed:


          FUND                              EXPENSE LIMIT
          ----                              -------------
International Growth                           1.60%
Small Company                                  1.50
Technology                                     1.75
Index Plus LargeCap                            0.95
Index Plus MidCap                              1.00
Index Plus SmallCap                            1.00
Value Opportunity                              1.35
Bond                                           1.00
ING Government                                 0.95
Strategic Allocation                           1.25
growth
Strategic Allocation                           1.20
Balanced
Strategic Allocation                           1.15
Income

Each Fund set forth above may at a later date reimburse ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by that Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING.

                FUND                       TERMINATION DATE
                ----                       ----------------
International Growth                        October 31, 2003
Small Company                               May 31, 2003
Technology                                  May 31, 2003
Index Plus LargeCap                         May 31, 2003
Index Plus MidCap                           May 31, 2003
Index Plus SmallCap                         May 31, 2003
Value Opportunity                           May 31, 2003
Bond                                        March 31, 2003
ING Government                              March 31, 2003
Strategic Allocation Growth                 May 31, 2003
Strategic Allocation Balanced               May 31, 2003
Strategic Allocation Income                 May 31, 2003


                             SUB-ADVISORY AGREEMENTS

The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of a Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2003 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Pursuant to the Sub-Advisory Agreements between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to all the Funds except the Technology Fund. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Groep N.V.

Pursuant to a Sub-Advisory Agreement between the Investment Adviser and AIC, AIC serves as Sub-Adviser to the Technology Fund. Effective April 30, 2002, the owners of Elijah Asset Management LLC sold a 75% interest in the company to a wholly owned U.S. subsidiary of AIC Limited. As a result of the transaction, the name of AIC was changed from Elijah Asset Management LLC. In its capacity as Sub-Adviser to the Technology Fund, AIC, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Fund's portfolio of investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. AIC's address is 100 Pine Street, Suite 420, San Francisco, California 94111. AIC is controlled by and is an indirect subsidiary of AIC Limited. AIC Limited is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management, headquartered in Burlington, Ontario, Canada.

For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

                                                    SUB-ADVISORY FEE *                ASSETS
                                                    ------------------                ------
        Growth                                            0.315%              On first $250 million
                                                          0.293%               On next $250 million
                                                          0.281%               On next $250 million
                                                          0.270%              On next $1.25 billion
                                                          0.248%                 Over $2 billion

        International Growth                              0.383%              On first $250 million
                                                          0.360%               On next $250 million
                                                          0.349%               On next $250 million
                                                          0.338%              On next $1.25 billion
                                                          0.315%                 Over $2 billion

        Small Company                                     0.383%              On first $250 million
                                                          0.360%               On next $250 million
                                                          0.349%               On next $250 million
                                                          0.338%              On next $1.25 billion
                                                          0.326%                 Over $2 billion

        Value Opportunity                                 0.315%              On first $250 million
                                                          0.293%               On next $250 million
                                                          0.281%               On next $250 million
                                                          0.270%              On next $1.25 billion
                                                          0.248%                 Over $2 billion

        Technology                                        0.500%

        Balanced                                          0.360%              On first $500 million
                                                          0.338%               On next $500 million
                                                          0.315%                On next $1 billion
                                                          0.293%                 Over $2 billion

        Growth and Income                                 0.315%              On first $250 million
                                                          0.293%               On next $250 million

                                                    SUB-ADVISORY FEE *                ASSETS
                                                    ------------------                ------
                                                          0.281%               On next $250 million
                                                          0.270%              On next $1.25 billion
                                                          0.248%                 Over $2 billion

        Bond Fund                                         0.225%              On first $250 million
                                                          0.214%               On next $250 million
                                                          0.203%               On next $250 million
                                                          0.191%              On next $1.25 billion
                                                          0.180%                 Over $2 billion

        ING Government Fund                               0.225%              On first $250 million
                                                          0.214%               On next $250 million
                                                          0.203%               On next $250 million
                                                          0.191%              On next $1.25 billion
                                                          0.180%                 Over $2 billion

        Money Market                                      0.180%              On first $500 million
                                                          0.158%               On next $500 million
                                                          0.153%                On next $1 billion
                                                          0.149%                On next $1 billion
                                                          0.135%                 Over $3 billion

        Index Plus LargeCap                               0.203%              On first $500 million
                                                          0.191%               On next $250 million
                                                          0.180%              On next $1.25 billion
                                                          0.169%                 Over $2 billion

        Index Plus MidCap                                 0.203%              On first $500 million
                                                          0.191%               On next $250 million
                                                          0.180%              On next $1.25 billion
                                                          0.169%                 Over $2 billion

        Index Plus SmallCap                               0.203%              On first $500 million
                                                          0.191%               On next $250 million
                                                          0.180%              On next $1.25 billion
                                                          0.169%                 Over $2 billion

        Strategic Allocation Growth Fund                  0.360%              On first $500 million
                                                          0.349%               On next $500 million
                                                          0.338%               On next $500 million
                                                          0.326%               On next $500 million
                                                          0.315%                 Over $2 billion

        Strategic Allocation Balanced Fund                0.360%              On first $500 million
                                                          0.349%               On next $500 million
                                                          0.338%               On next $500 million
                                                          0.326%               On next $500 million
                                                          0.315%                 Over $2 billion

        Strategic Allocation Income Fund                  0.360%              On first $500 million
                                                          0.349%               On next $500 million
                                                          0.338%               On next $500 million
                                                          0.326%               On next $500 million
                                                          0.315%                 Over $2 billion

*     As a percentage of average net assets

For the period March 1, 2002 through October 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees of $182,904 for the International Growth Fund.

For the period March 1, 2002 through March 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees of $17,602 for the Bond Fund.

For the period March 1, 2002 through May 31, 2002, ING paid Aeltus, in its capacity as Sub-Adviser, the following:

        FUND NAME                                           SUB-ADVISORY FEES PAID
        ---------                                           ----------------------
        Index Plus LargeCap                                 $212,791
        Index Plus MidCap                                   $ 27,693
        Index Plus SmallCap                                 $  6,462

For the year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000 Aeltus paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $57,445 and $41,718, respectively for its services to the Technology Fund. For the fiscal period ended May 31, 2002, ING paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to the Technology Fund.

                        ADMINISTRATIVE SERVICES AGREEMENT

ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser. Prior to April 1, 2002, for the Fixed Income Funds, and May 1, 2002, for the Equity Funds, Aeltus provided administrative services to the Funds pursuant to administrative agreements. The services provided by Aeltus included:
(1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

For the period November 1, 2001 through October 31, 2002, November 1, 2001 through March 31, 2002 and the fiscal years ended October 31, 2001, 2000 and 1999, administrative services fees paid to Aeltus (in its capacity as the former administrator to the Funds) were as follows:

November 1, 2001 through October 31, 2002

          FUND NAME                TOTAL ADMINISTRATIVE         ADMINISTRATOR WAIVER          NET ADMINISTRATIVE
                                       SERVICE FEES                                           SERVICES FEES PAID
----------------------------------------------------------------------------------------------------------------
International Growth                      $69,305                        $0                         $69,305

November 1, 2001 through March 31, 2002

          FUND NAME               TOTAL ADMINISTRATIVE          ADMINISTRATOR WAIVER         NET ADMINISTRATIVE
                                      SERVICES FEES                                           SERVICES FEES PAID
----------------------------------------------------------------------------------------------------------------
Bond Fund                                $36,911                      $0                           $36,911

November 1, 2002 through May 31, 2002

          FUND NAME               TOTAL ADMINISTRATIVE          ADMINISTRATOR WAIVER         NET ADMINISTRATIVE
                                      SERVICES FEES                                          SERVICES FEES PAID
----------------------------------------------------------------------------------------------------------------
Technology Fund                          $  8,163                       $0                        $  8,163
Index Plus LargeCap                      $226,969                       $0                        $226,969
Index Plus MidCap                        $ 22,238                       $0                        $ 22,238
Index Plus SmallCap                      $  6,428                       $0                        $  6,428


For the years ended October 31, 2001 and October 31, 2000, administrative services fees paid to Aeltus as follows:

                                             YEAR ENDED OCTOBER 31, 2001
                                             ---------------------------
             FUND NAME                 TOTAL ADMINISTRATIVE       ADMINISTRATOR WAIVER        NET ADMINISTRATIVE
                                           SERVICES FEES                                      SERVICES FEES PAID
----------------------------------------------------------------------------------------------------------------
International Growth                              70,533                       0                       70,533
Technology*                                       11,455                       0                       11,455
Bond Fund                                         71,642                       0                       71,642
Index Plus LargeCap                              414,320                       0                      414,320
Index Plus MidCap                                 19,422                  10,977                        8,445
Index Plus SmallCap                                9,783                   9,783                            0

                                             YEAR ENDED OCTOBER 31, 2000
                                             ---------------------------
International Growth                             133,706                       0                      133,706
Technology*                                        8,390                       0                        8,390
Bond Fund                                         48,205                       0                       48,205
Index Plus LargeCap                              386,966                       0                      386,966
Index Plus MidCap                                 12,097                   5,902                        6,195
Index Plus SmallCap                                8,981                   8,981                            0

*Technology commenced operations March 1, 2000


                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, serves as custodian for the assets of all Funds except International Growth. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International Growth. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., State Street Bank and Trust Company and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri 64105-1514, serves as the transfer agent and dividend-paying agent to the Funds.

                              INDEPENDENT AUDITORS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent auditors to the Domestic Equity Funds. KPMG LLP provides audit and tax services. PricewaterhouseCoopers LLP ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202-4870, serves as independent accountant to International Growth, Bond, ING Government and Money Market for the fiscal year ended 2003. PwC provides audit and tax services.

                                     COUNSEL

Legal matters for each Fund are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.


                              PRINCIPAL UNDERWRITER

Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and have no effect on the net asset value of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

For the period January 1, 2002 through October 31, 2002, Shareholder Service fees were paid to ING Funds Distributor, LLC as follows:

              FUND NAME                        TOTAL UNDERWRITING FEES
              ---------                        -----------------------
International Growth                                    $120,261

For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor LLC as follows:

              FUND NAME                        TOTAL UNDERWRITING FEES
              ---------                        -----------------------
Technology                                     $ 21,303
Index Plus LargeCap                            $398,842
Index Plus MidCap                              $ 53,011
Index Plus SmallCap                            $ 14,365

For the period January 1, 2002 through March 31, 2002, Shareholder Service fees were paid to ING Funds Distributor, LLC as follows:

              FUND NAME                        TOTAL UNDERWRITING FEES
              ---------                        -----------------------
Bond                                           $35,904

For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001, 2000 and 1999, Shareholder Services fees were paid to ACI (principal underwriter to the Funds prior to January 1, 2002) as follows:

November 1, 2001 through December 31, 2001

FUND NAME                                TOTAL UNDERWRITING FEES
---------                                -----------------------
Bond                                          $ 23,936
Technology                                    $  8,039
Index Plus LargeCap                           $166,957
Index Plus MidCap                             $ 14,325
Index Plus SmallCap                           $  3,789
International Growth                          $ 29,442

For the years ended October 31, 2001 and October 31, 2000, underwriting fees were paid as follows:

           FUND NAME                                 TOTAL UNDERWRITING FEES
           ---------                                 -----------------------
                                   Year Ended October 31, 2001    Year Ended October 31, 2000
                                   ---------------------------    ---------------------------
International Growth                           239,192                     239,877
Technology*                                     50,267                      39,961
Bond                                            97,266                      46,968
Index Plus LargeCap                          1,072,427                     993,925
Index Plus MidCap                               65,737                      31,681
Index Plus SmallCap                             19,699                      15,048

*Technology commenced operations on March 1, 2000.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, ING Funds Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by ING Funds Distributor to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts. ING Funds Distributor or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of the total Fund assets held in customer accounts that designate such firm as the selling broker-dealer. The value of a shareholder's investment will be unaffected by these payments.

ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by ING Funds Distributor, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs.

The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing ING Funds Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) ad the selling broker-dealer.

                        PURCHASE AND REDEMPTION OF SHARES

Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or AIC, in the case of Technology ) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and AIC's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or AIC, in the case of Technology ) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and AIC's duty to obtain best execution.

Aeltus (or AIC, in the case of Technology ) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and AIC consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and AIC, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or AIC to benefit the Funds.

Consistent with federal law, Aeltus or AIC may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and AIC, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or AIC's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. AIC may also buy or sell the same security at or about the same time for a Fund and another advisory client of AIC, including clients in which affiliates of AIC have an interest. Either Aeltus or AIC, as the case may be, normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                 FUND NAME            NOVEMBER 1, 2001 THROUGH OCTOBER 31, 2002
                 ---------            -----------------------------------------
      International Growth                           $1,078,887

                 FUND NAME              NOVEMBER 1, 2001 THROUGH MAY 31, 2002
                 ---------              -------------------------------------
      Technology                                        $38,378
      Index Plus LargeCap                              $616,286
      Index Plus MidCap                                 $33,832
      Index Plus SmallCap                                $2,502

                 FUND NAME             NOVEMBER 1, 2001 THROUGH MARCH 31, 2002
                 ---------             ---------------------------------------
      Bond                                                   $0


FUND NAME                        FOR YEAR ENDED           FOR YEAR ENDED           FOR YEAR ENDED
                                OCTOBER 31, 2001         OCTOBER 31, 2000         OCTOBER 31, 1999
                                ----------------         ----------------         ----------------
International Growth               $1,040,275               $1,133,982               $  497,419
Technology*                            31,542                   24,168                      N/A
Balanced                              179,504                  155,698                  106,837
Bond                                    3,132                    3,575                      275
Index Plus LargeCap                   938,360                  760,175                  278,464
Index Plus MidCap                      40,785                   16,000                   11,440
Index Plus SmallCap                    17,767                   12,082                    7,225

*Technology commenced operations on March 1, 2000.

For the period ended November 1, 2001 through October 31, 2002, period ended November 1, 2001 through May 31, 2002 and period ended November 1, 2001 through March 31 2002, commissions in the amount listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Period ended November 1, 2001 through October 31, 2002:

           COMPANY NAME                   COMMISSIONS PAID ON TOTAL TRANSACTIONS
           ------------                   --------------------------------------
International Growth                                      $65,971

Period ended November 1, 2001 through May 31, 2002:

           COMPANY NAME                   COMMISSIONS PAID ON TOTAL TRANSACTIONS
           ------------                   --------------------------------------
Technology                                                 $2,352
Index Plus LargeCap                                      $179,550
Index Plus MidCap                                              $0
Index Plus SmallCap                                            $0

Period ended November 31, 2001 through March 31, 2002:

           COMPANY NAME                   COMMISSIONS PAID ON TOTAL TRANSACTIONS
           ------------                   --------------------------------------
Bond                                                           $0

For the year ended October 31, 2001, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

      COMPANY NAME               COMMISSIONS PAID ON TOTAL TRANSACTIONS
      ------------               --------------------------------------
International Growth                            $44,518
Technology                                       $7,199
Index Plus LargeCap                            $264,657
Index Plus MidCap                                  $510
Index Plus SmallCap                                  $0

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

                                 CODE OF ETHICS

The Funds, the Investment Adviser and ING Funds Distributor have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

SHAREHOLDER ACCOUNTS AND SERVICES

         Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

         Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

         Automatic Cash Withdrawal Plan

The Automatic Cash Withdrawal Plan permits you to have payments automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

         Check writing Service

Check writing is available with Class O shares of Money Market Fund. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the check writing service by indicating your election on the application or by calling 1-866-BUY-FUND (866-289-3863). All notices with respect to checks must be given to the transfer agent.

         Cross Investing     Cross investing may only be made in a Fund that has
been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

         Dividends     You may elect to have dividend and/or capital gains
distributions automatically invested in another Fund.

         Systematic Exchange     You may establish an automatic exchange of
shares from one Fund to another. The exchange will occur on or about the 15th day of each month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

         Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share is computed by dividing Class O's pro-rata share of a Fund's net assets less any liabilities specifically attributable to Class O by the total number of shares outstanding for Class O. A Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may

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
be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.


                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails

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
to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

         Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Options and Hedging Transactions

The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.


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Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

         Short Sales Against the Box

If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

         Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Sale or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a

Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

Where: P   =  a hypothetical initial payment of $1,000,
       T   =  the average annual total return,
       n   =  the number of years, and
       ERV =  the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.


These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)(n) = ATV[D]

Where: P      =  a hypothetical initial payment of $1,000,
       T      =  the average annual total return (after taxes on distributions),
       n      =  the number of years, and
       ATV[D] =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV[DR]

Where: P       =  a hypothetical initial payment of $1,000,
       T       =  the average annual total return (after taxes on
                  distributions),
       n       =  the number of years, and
       ATV[DR] =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Money Market Yield

Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

30-Day Yield for Certain Non-Money Market Funds

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a - b
                          Yield= 2[(----- + 1)(6) - 1]
                                     cd

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income, which at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Dividend Yield

Bond Fund and ING Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

            THE DIVIDEND YIELDS FOR THE 30-DAY DIVIDEND PERIOD ENDED
                       JANUARY 31, 2003 WERE AS FOLLOWS:

                        FUND                CLASS O (NAV)
                        BOND                    3.36%

A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Technology Fund, Bond Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund and Index Plus Small Cap Fund offer Class O shares to the public.

Total Return Quotations as of October 31, 2002:

FUND NAME                                        1 YEAR     5 YEARS     SINCE INCEPTION     INCEPTION DATE*
---------                                        ------     -------     ---------------     ---------------
INTERNATIONAL GROWTH
   Class O                                      (25.14)%      N/A           (29.32)%          08/01/2001
   Class O (after taxes on distributions)       (25.14)%      N/A           (29.32)%
   Class O (after taxes on distributions        (15.43)%      N/A           (23.24)%
   and sale of fund shares)

The average total returns from commencement of operations to May 31, 2002, is as follows:

FUND NAME                                         1 YEAR      5 YEARS     SINCE INCEPTION      INCEPTION DATE*
---------                                         ------      -------     ---------------      ---------------
TECHNOLOGY
   Class O                                          N/A         N/A           (22.31)%           08/06/2001
   Class O (after taxes on distributions)           N/A         N/A           (22.31)%
   Class O (after taxes on distributions
   and sale of fund shares)                         N/A         N/A           (13.70)%

INDEX PLUS LARGECAP                                                           (11.39)%
   Class O                                          N/A         N/A           (11.68)%           08/01/2001
   Class O (after taxes on distributions)           N/A         N/A
   Class O (after taxes on distributions
   and sale of fund shares)                         N/A         N/A            (6.99)%

INDEX PLUS MIDCAP                                                               4.83%
   Class O                                          N/A         N/A                              08/01/2001
   Class O (after taxes on distributions)           N/A         N/A             4.67%
   Class O (after taxes on distributions
   and sale of fund shares)                         N/A         N/A             2.96%

INDEX PLUS SMALLCAP
   Class O                                          N/A         N/A             6.82%            08/01/2001
   Class O (after taxes on distributions)           N/A         N/A             6.82%
   Class O (after taxes on distributions
   and sale of fund shares)                         N/A         N/A             4.19%


Total Return Quotations as of March 31, 2002:

FUND NAME                                         1 YEAR      5 YEARS     SINCE INCEPTION      INCEPTION DATE*
---------                                         ------      -------     ---------------      ---------------
BOND
   Class O                                          N/A         N/A             1.55%            08/01/2001
   Class O (after taxes on distributions)           N/A         N/A            (0.38)%
   Class O (after taxes on distributions
   and sale of fund shares)                         N/A         N/A             0.94%

----------

* The inception dates above represent the commencement of operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.



                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the fiscal period ended May 31, 2002 (with respect to Technology, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap), March 31, 2002 (with respect to the Bond) and the year ended October 31, 2002 (for International Growth), and the Financial Statements (unaudited) appearing in the Company's Semi-Annual Report for the periods ended September 30, 2002 and November 30, 2002, are incorporated by reference into this Statement. The Company's Annual Reports are available upon request and without charge by calling 1-800-238-6263.